UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

➢	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
➢	BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed its reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index.

What factors influenced performance?

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has the flexibility to invest in fixed income and derivative securities of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The index listed above is for reference purposes only.

Emerging market bonds produced weak performance in the first half of 2018. The asset class was affected by a number of headwinds, including rising U.S. interest rates, strength in the U.S. dollar, uncertainty surrounding U.S. trade policy, and political and/or economic instability in several larger emerging market nations.

The Fund has a successful track record of providing a measure of protection against market downturns over time. During the first half of 2018, however, the Fund posted a loss similar to that of the index due to its constructive stance and the adverse effect of certain positions. Most of the shortfall occurred in the second calendar quarter, when many of the Fund’s positions suffered from a rise in U.S. Treasury yields above 3%. Notable underperformers included the Fund’s allocations to higher-risk markets such as Argentina and Ukraine. In addition, long positions in emerging market currencies lost ground as the U.S. dollar strengthened.

The Fund used derivatives as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange markets. The specific instruments that the Fund employed included currency forward contracts, which it used to manage currency risk, and credit default swaps, which it used to manage the risk of changing yield spreads. The Fund also used interest-rate swaps and derivatives linked to developed market government bonds in order to manage the portfolio’s duration (interest-rate sensitivity). The use of derivatives was a net negative to Fund performance in the six-month period.

Describe recent portfolio activity.

Since the beginning of the year, the Fund has maintained positive risk exposure to emerging market debt due to the investment adviser’s favorable view on the asset class. However, following the volatility that occurred mid-way through the period, the investment adviser implemented portfolio changes designed to capitalize on opportunities created by the broad-based market correction. Positions were trimmed in issuers with poor funding needs or weak fundamentals, such as Ecuador and Lebanon, and it repositioned the portfolio into oil producers such as Angola and Kazakhstan. Although the Fund retained a long position in emerging market currencies, it diversified its funding out of the U.S. dollar into the euro and British pound in order to reduce its dollar exposure.

The Fund held an above-average cash weighting throughout the period. Although the investment adviser retained a positive view on the emerging markets, it believed a reasonable amount of cash would provide the flexibility to meet outflows or to capitalize on further market volatility. The cash position had no material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund is built by having a core bond portfolio that is selected for income, and then having satellite portfolios (primarily made up of derivatives) to offset potential risks.

The Fund retained a long position in emerging market currencies based on the investment adviser’s positive overall view on fundamentals. When under pressure, emerging market policymakers have reacted decisively and appropriately, as seen in recent developments in Argentina, Turkey, Indonesia and Brazil. The majority of the bond portfolio is held in hard currency assets. The portfolio favors oil exporters given the combination of high oil prices and the falling current account deficits for oil-exporting countries. The Fund also holds a basket of high-yield issues, such as Ghana, where the investment adviser sees sound fundamentals and a limited need for further debt issuance in 2018.

In the derivatives portfolio, the Fund continues to pursue risk-management strategies designed to protect against rising yield spreads. The Fund closed the period with its duration above that of the benchmark based on the view that the market had fully priced in the possibility of additional interest-rate increases by the Fed.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Performance Summary for the Period Ended June 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.55%	6.13%	(6.79)%	(2.40)%	N/A	2.45%	N/A	5.10%	N/A
Investor A	6.01	5.54	(6.81)	(2.65)	(6.54)%	2.16	1.33%	4.80	4.38%
Investor C	5.55	4.92	(7.26)	(3.37)	(4.29)	1.40	1.40	4.02	4.02
Class K	6.60	6.18	(6.67)	(2.35)	N/A	2.54	N/A	5.19	N/A
J.P. Morgan GBI-EM Global Diversified Index(c)	—	—	(6.44)	(2.33)	N/A	(1.40)	N/A	2.58	N/A
J.P. Morgan EMBI Global Diversified Index(d)	—	—	(5.23)	(1.60)	N/A	5.15	N/A	6.75	N/A
50% J.P. Morgan GBI-EM Global Diversified Index / 50% J.P. Morgan EMBI Global Diversified Index(e)	—	—	(5.78)	(1.89)	N/A	1.89	N/A	4.73	N/A
3-Month LIBOR USD(f)	—	—	0.91	1.53	N/A	0.66	N/A	0.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The Fund’s returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

(c)	An unmanaged index that tracks local currency bonds.
(d)	An index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.
(e)	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.
(f)	The average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a maturity of 3 months.

N/A — Not applicable as share class and Index do not have a sales charge

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$932.10	$3.50	$1,000.00	$1,021.17	$3.66	0.73%
Investor A	1,000.00	931.90	4.69	1,000.00	1,019.93	4.91	0.98
Investor C	1,000.00	927.40	8.27	1,000.00	1,016.22	8.65	1.73
Class K	1,000.00	933.30	3.26	1,000.00	1,021.42	3.41	0.68

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2018 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Foreign Government Obligations	67%
Foreign Agency Obligations	16
Corporate Bonds	12
U.S. Treasury Obligations	5

(a)	Total investments exclude short-term securities and options purchased.

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments (a)
Nigeria	9%
Venezuela	8
Argentina	8
Mexico	8
Angola	6
United States	5
Egypt	5
Ukraine	5
Turkey	5
Kazakhstan	5
Ghana	4
Gabon	3
Belarus	3
South Africa	3
Indonesia	3
Brazil	2
Dominican Republic	2
Iraq	2
Qatar	1
Azerbaijan	1
Costa Rica	1
Russia	1
Saudi Arabia	1
Sri Lanka	1
Ivory Coast	1
Colombia	1
Uruguay	1
Oman	1
Trinidad and Tobago	1
Peru	1
Other(b)	2

(a)	Total investments exclude short-term securities and options purchased.
(b)	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to Schedule of Investments for such countries.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund’s Institutional Shares returned (0.39)%, Investor A Shares returned (0.53)%, Investor C Shares returned (0.89)%, and Class K Shares returned (0.44)%. For the same period, the Bloomberg Barclays U.S. Universal Index returned (1.67)% and the ICE BofAML 3-Month U.S. Treasury Bill Index returned 0.81%.

What factors influenced performance?

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

The Fund’s allocation to securitized assets, namely non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities, added to performance during the period. Macro-based strategies, namely upside exposure to the equity market in January, and an allocation to municipal bonds also added to performance.

The Fund’s emerging market exposure detracted as the sector was impacted by political uncertainty in several countries as well as by a strengthening in the U.S. dollar. Allocations to European and Asian credit also detracted. Finally, the Fund’s positioning with respect to duration and corresponding interest rate sensitivity had a negative impact on performance during the period.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or to take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of U.S. Treasury futures, currency forwards, options and swaps had a positive impact on performance. As volatility increased in the market, the use of derivatives to manage interest rate and credit risk added to performance.

While the reported cash balance for the Fund was above 5%, the Fund held approximately 1% of physical cash with the remainder consisting of cash equivalents used in various fashions. These purposes include but are not limited to borrowed bonds for shorting, reverse repurchases for leverage, and commercial paper for additional short-dated return. These positions did not have a material impact on performance.

Describe recent portfolio activity.

The Fund began the period positioned for a continuation of the strong global growth environment by keeping a low duration stance and long positions in credit, emerging markets and securitized assets. In early February, elevated volatility in risk assets alongside upside pressure on rates from firmer inflation and increased Treasury issuance created a challenging investment environment. As the period progressed, duration was tactically increased as a strategy with a preference for the front end of the yield curve given the more attractive risk versus reward profile relative to longer-dated Treasuries. The Fund maintained an increasingly cautious stance on corporate credit and emerging markets, while favoring income-oriented opportunities within high quality assets with less interest rate risk, such as shorter-maturity Treasuries, securitized assets and commercial paper.

Describe portfolio positioning at period end.

At the end of the period, the Fund maintained its defensive posture as rolling bouts of market volatility kept downward pressure on riskier assets as well as interest rates despite elevated Treasury issuance. The Fund’s duration was further increased in order to manage risk, with a continued preference for the front end of the yield curve. The Fund remained cautious on corporate credit and preferred diversifying into sectors such as agency MBS and municipal bonds. Within high quality assets, the Fund continued to favor income-oriented opportunities with less interest rate risk. Overall, the Fund was positioned with a low risk profile while seeking attractive income as the market waits for geopolitical uncertainty to subside.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2018 (continued)	BlackRock Strategic Income Opportunities Portfolio

Performance Summary for the Period Ended June 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.13%	3.13%	(0.39)%	1.97%	1.97%	2.88%	2.88%	4.33%	4.33%
Investor A	2.73	2.71	(0.53)	1.68	(2.39)	2.59	1.75	4.05	3.63
Investor C	2.11	2.11	(0.89)	0.93	(0.06)	1.82	1.82	3.29	3.29
Class K	3.22	3.21	(0.44)	1.96	1.96	2.92	2.92	4.35	4.35
Bloomberg Barclays U.S. Universal Index(c)	N/A	N/A	(1.67)	(0.28)	N/A	2.63	N/A	4.07	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	N/A	N/A	0.81	1.36	N/A	0.42	N/A	0.35	N/A

(a)

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

(c)

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

N/A — Not applicable as share class and Index do not have a sales charge

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Ending Account Value (06/30/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$996.10	$5.05	$3.07	$1,000.00	$1,019.74	$5.11	$1,021.72	$3.11
Investor A	1,000.00	994.70	6.43	4.45	1,000.00	1,018.35	6.51	1,020.33	4.51
Investor C	1,000.00	991.10	10.07	8.15	1,000.00	1,014.68	10.19	1,016.61	8.25
Class K	1,000.00	995.60	4.60	2.62	1,000.00	1,020.18	4.66	1,022.17	2.66

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.02% for Institutional, 1.30% for Investor A, 2.04% for Investor C and 0.93% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.90% for Investor A, 1.65% for Investor C and 0.53% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Strategic Income Opportunities Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	35%
U.S. Treasury Obligations	26
Corporate Bonds	14
Asset-Backed Securities	8
Foreign Government Obligations	5
Non-Agency Mortgage-Backed Securities	4
Municipal Bonds	3
Floating Rate Loan Interests	2
Common Stocks	1
Investment Companies	1
Foreign Agency Obligations	1
Preferred Securities	—	(b)
Warrants	—	(b)
Rights	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments, borrowed bonds and investments sold short.
(b)	Representing less than 0.5% of the Fund’s total long investments.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	65%
AA/Aa	4
A	5
BBB/Baa	6
BB/Ba	6
B	5
CCC/Caa	1
CC/Ca	1
C	—	(d)
D	—	(d)
N/R	7

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.
(b)	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments, borrowed bonds and investments sold short.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.
(d)	Representing less than 0.5% of the Fund’s total investments.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Strategic Income Opportunities Portfolio’s Class K Share performance shown prior to the March 28, 2016 inception date is that of Institutional Shares. The performance of BlackRock Strategic Income Portfolio’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares for BlackRock Strategic Income Opportunities Portfolio would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 10.3%

Argentina — 1.4%
Banco de Galicia y Buenos Aires SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.16%), 8.25%, 07/19/26(a)(b)	USD	496	$501,952
Banco Hipotecario SA, 9.75%, 11/30/20(b)		376	387,776
Banco Macro SA, (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/04/26(a)		223	208,505
Genneia SA, 8.75%, 01/20/22		163	157,240
Pampa Energia SA, 7.50%, 01/24/27		215	193,500
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 24.62%, 04/11/22(a)(b)		580	307,400

			1,756,373
Brazil — 1.7%
Itau Unibanco Holding SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%(a)(b)(c)		200	187,000
Petrobras Global Finance BV, 6.85%, 06/05/2115		2,377	1,994,303

			2,181,303
Colombia — 0.7%
Banco de Bogota SA, 6.25%, 05/12/26(b)		580	591,966
Bancolombia SA, 5.13%, 09/11/22		283	289,721

			881,687
Kazakhstan — 4.2%
Development Bank of Kazakhstan JSC, 8.95%, 05/04/23(b)	KZT	258,500	748,883
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	USD	630	682,091
KazMunayGas National Co. JSC:
4.75%, 04/24/25(b)		205	205,000
4.75%, 04/19/27		731	712,816
5.75%, 04/19/47(b)		2,511	2,391,727
6.38%, 10/24/48(b)		585	590,704

			5,331,221
Mexico — 1.4%
Banco Mercantil del Norte SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/04/31(a)		230	210,450
Cemex SAB de CV, 7.75%, 04/16/26		1,474	1,596,932

			1,807,382
Peru — 0.5%
Petroleos del Peru SA, 5.63%, 06/19/47(b)		625	607,812

Turkey — 0.1%
Petkim Petrokimya Holding A/S, 5.88%, 01/26/23(b)		200	181,730

Ukraine — 0.3%
MHP SE, 7.75%, 05/10/24(b)		228	228,173
State Savings Bank of Ukraine plc, 9.38%, 03/10/23(d)		200	201,470

			429,643

Total Corporate Bonds — 10.3% (Cost: $13,675,560)			13,177,151

Foreign Agency Obligations — 14.2%

Argentina — 1.4%
YPF SA:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 26.56%, 07/07/20(a)		563	296,005
8.50%, 03/23/21		307	312,066

Security	Par (000)		Value
Argentina (continued)
8.50%, 07/28/25	USD	725	$690,345
6.95%, 07/21/27(b)		560	480,900

			1,779,316
Azerbaijan — 1.1%
Southern Gas Corridor CJSC:
6.88%, 03/24/26		1,306	1,408,025

Brazil — 0.3%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20		427	436,471

Costa Rica — 0.2%
Banco Nacional de Costa Rica, 5.88%, 04/25/21		200	202,835

Indonesia — 0.6%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20(b)	IDR	3,000,000	198,025
Pertamina Persero PT, 6.45%, 05/30/44	USD	251	262,471
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21(b)	IDR	5,420,000	380,875

			841,371
Mexico — 1.3%
Petroleos Mexicanos:
6.50%, 03/13/27	USD	1,333	1,366,885
6.75%, 09/21/47		354	333,786

			1,700,671
Mongolia — 0.2%
Trade & Development Bank of Mongolia LLC, 9.38%, 05/19/20		210	220,850

South Africa — 1.6%
Eskom Holdings SOC Ltd.:
5.75%, 01/26/21		641	618,534
7.13%, 02/11/25		1,557	1,486,048

			2,104,582
Trinidad and Tobago — 0.5%
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 08/14/19		596	613,135

Ukraine — 0.3%
Ukreximbank:
9.63%, 04/27/22		390	390,078

Venezuela — 6.7%
Petroleos de Venezuela SA(e):
8.50%, 10/27/20(b)		6,279	5,415,637
9.00%, 11/17/21		287	68,969
12.75%, 02/17/22		894	229,835
6.00%, 05/16/24		1,021	215,090
6.00%, 11/15/26		1,078	226,373
9.75%, 05/17/35		10,078	2,376,367

			8,532,271

Total Foreign Agency Obligations — 14.2% (Cost: $19,935,800)			18,229,605

Foreign Government Obligations — 59.8%

Angola — 5.5%
Republic of Angola:
7.00%, 08/17/19		1,158	1,161,539
9.50%, 11/12/25		1,241	1,353,397
8.25%, 05/09/28		1,093	1,093,385
9.38%, 05/08/48		3,381	3,409,265

			7,017,586

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Argentina — 4.6%
Bonos De La Nacion Argentina En Moneda Dua, 4.50%, 06/21/19	USD	750	$772,500
Province of Salta Argentina, 9.13%, 07/07/24(b)		536	497,140
Provincia de Buenos Aires:
10.88%, 01/26/21		200	205,500
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.83%), 33.21%, 05/31/22(a)	ARS	3,927	113,037
6.50%, 02/15/23	USD	280	255,601
9.13%, 03/16/24(b)		1,304	1,251,840
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 26.63%, 04/12/25(a)	ARS	14,851	402,705
9.63%, 04/18/28	USD	427	421,129
Provincia de Cordoba, 7.45%, 09/01/24(b)		632	567,479
Republic of Argentina:
40.00%, 06/21/20(a)	ARS	16,576	587,097
5.63%, 01/26/22	USD	226	211,197
7.13%, 06/28/2117		768	584,832

			5,870,057
Bahrain — 0.1%
Kingdom of Bahrain, 6.00%, 09/19/44		200	156,492

Belarus — 2.8%
Republic of Belarus:
6.88%, 02/28/23		454	469,413
7.63%, 06/29/27(b)		1,544	1,611,859
6.20%, 02/28/30(b)		1,590	1,502,296

			3,583,568
Bolivia — 0.3%
Plurinational State of Bolivia:
5.95%, 08/22/23		248	249,845
4.50%, 03/20/28		200	173,000

			422,845
Costa Rica — 0.9%
Republic of Costa Rica, 7.16%, 03/12/45		1,166	1,151,425

Croatia — 0.4%
Republic of Croatia, 6.75%, 11/05/19		493	513,761

Dominican Republic — 1.9%
Dominican Republic:
7.50%, 05/06/21		318	332,946
6.88%, 01/29/26(b)		383	405,731
5.95%, 01/25/27(b)		733	723,838
6.85%, 01/27/45		972	961,969

			2,424,484
Egypt — 4.3%
Arab Republic of Egypt:
5.75%, 04/29/20		577	584,091
14.95%, 03/20/21	EGP	12,722	673,874
6.13%, 01/31/22(b)	USD	887	871,967
5.58%, 02/21/23(b)		929	880,228
14.85%, 04/10/23	EGP	12,500	648,231
7.50%, 01/31/27(b)	USD	200	196,604
8.50%, 01/31/47(b)		1,691	1,636,245

			5,491,240
El Salvador — 0.4%
Republic of El Salvador, 7.38%, 12/01/19		531	542,289

Gabon — 3.0%
Gabonese Republic:
6.38%, 12/12/24		1,199	1,071,319
6.95%, 06/16/25		3,041	2,744,989

			3,816,308

Security	Par (000)		Value
Ghana — 3.2%
Republic of Ghana:
16.50%, 02/17/20	GHS	920	$186,796
8.13%, 01/18/26	USD	1,038	1,063,950
7.63%, 05/16/29(b)		410	400,263
8.63%, 06/16/49(b)		2,559	2,489,958

			4,140,967
Indonesia — 1.7%
Republic of Indonesia:
8.38%, 09/15/26	IDR	27,048,000	1,920,540
8.25%, 05/15/36		4,592,000	316,441

			2,236,981
Iraq — 1.4%
Republic of Iraq:
6.75%, 03/09/23	USD	792	759,718
5.80%, 01/15/28		1,139	1,020,093

			1,779,811
Ivory Coast — 1.0%
Republic of Cote d’Ivoire:
6.38%, 03/03/28		215	202,638
5.75%, 12/31/32(d)		572	529,463
6.13%, 06/15/33		581	512,006

			1,244,107
Jamaica — 0.2%
Government of Jamaica, 7.88%, 07/28/45		200	221,500

Kenya — 0.1%
Republic of Kenya, 8.25%, 02/28/48(b)		200	187,268

Mexico — 4.1%
United Mexican States:
10.00%, 12/05/24	MXN	67	381,534
7.50%, 06/03/27		51	256,514
7.75%, 11/13/42		389	1,974,080
8.00%, 11/07/47		80	419,435
5.75%, 10/12/2110	USD	2,228	2,193,466

			5,225,029
Mongolia — 0.1%
Government of Mongolia, 5.13%, 12/05/22		200	187,045

Mozambique — 0.2%
Republic of Mozambique, 10.50%, 01/18/23(e)		383	306,057

Nigeria — 8.1%
Federal Republic of Nigeria:
0.00%, 11/29/18	NGN	345,101	906,547
14.50%, 07/15/21		645,430	1,837,556
6.38%, 07/12/23	USD	874	862,607
16.29%, 03/17/27	NGN	249,360	774,775
13.98%, 02/23/28		181,317	505,230
7.88%, 02/16/32(b)	USD	866	849,113
7.88%, 02/16/32		2,593	2,542,437
16.25%, 04/18/37	NGN	116,103	369,538
7.63%, 11/28/47(b)	USD	1,961	1,786,302

			10,434,105
Oman — 0.6%
Sultanate of Oman, 6.75%, 01/17/48(b)		831	752,055

Panama — 0.0%
Republic of Panama, 9.38%, 04/01/29		1	1,400

Qatar — 1.2%
State of Qatar, 5.10%, 04/23/48(b)		1,524	1,519,367

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Russia — 1.1%
Russian Federation, 5.25%, 06/23/47	USD	1,400	$1,348,200

Saudi Arabia — 1.0%
Kingdom of Saudi Arabia, 5.00%, 04/17/49		1,303	1,267,324

Senegal — 0.3%
Republic of Senegal, 6.25%, 05/23/33(b)		429	380,201

Serbia — 0.3%
Republic of Serbia, 5.88%, 12/03/18		412	416,127

South Africa — 1.0%
Republic of South Africa:
7.25%, 01/15/20	ZAR	9,378	681,161
5.88%, 05/30/22	USD	250	261,564
5.00%, 10/12/46		400	332,264

			1,274,989
Sri Lanka — 1.0%
Republic of Sri Lanka:
5.13%, 04/11/19		200	199,625
5.88%, 07/25/22		602	591,057
5.75%, 04/18/23(b)		285	272,862
6.75%, 04/18/28(b)		200	188,730

			1,252,274
Turkey — 4.1%
Republic of Turkey:
10.50%, 01/15/20	TRY	294	57,769
7.00%, 06/05/20	USD	130	133,076
5.13%, 03/25/22		245	237,176
11.00%, 02/24/27	TRY	918	152,272
4.88%, 04/16/43	USD	3,421	2,544,232
6.63%, 02/17/45		2,348	2,080,680

			5,205,205
Ukraine — 3.6%
Republic of Ukraine:
7.75%, 09/01/19		360	359,100
7.75%, 09/01/20		319	317,107
7.75%, 09/01/24		1,682	1,593,191
7.75%, 09/01/25		216	202,200
7.75%, 09/01/27		218	199,995
7.38%, 09/25/32(b)		2,296	1,967,098

			4,638,691
Uruguay — 0.6%
Oriental Republic of Uruguay, 9.88%, 06/20/22(b)	UYU	26,000	820,838

Venezuela — 0.7%
Bolivarian Republic of Venezuela(e):
7.75%, 10/13/19	USD	435	118,081
12.75%, 08/23/22		492	137,204
9.00%, 05/07/23		250	67,500
8.25%, 10/13/24		487	132,291
11.95%, 08/05/31		1,568	444,926

			900,002
Total Foreign Government Obligations — 59.8% (Cost: $80,720,694)			76,729,598

U.S. Treasury Obligations — 4.6%
U.S. Treasury Notes, 2.25%, 02/29/20		5,908	5,883,270

Total U.S. Treasury Obligations — 4.6% (Cost: $5,883,442)			5,883,270

Total Long-Term Investments — 88.9% (Cost: $120,215,496)			114,019,624

Security	Par (000)		Value
Short-Term Securities — 7.9%

Foreign Government Obligations — 5.9%
Brazil — 0.6%
Federative Republic of Brazil Treasury Bills, 7.09%, 07/01/20(f)	BRL	3	$710,956

Egypt — 3.8%
Arab Republic of Egypt Treasury Bills:(f)
19.15%, 09/25/18	EGP	6,050	323,927
18.02%, 10/02/18		36,650	1,954,504
16.81%, 10/23/18		25,125	1,325,653
17.36%, 10/30/18		24,975	1,313,092

			4,917,176
Nigeria — 0.9%
Federal Republic of Nigeria Treasury Bills:(f)
15.53%, 01/17/19	NGN	368,557	951,611
12.97%, 04/04/19		103,355	259,691

			1,211,302
Zambia — 0.6%
Republic of Zambia Treasury Bills, 16.15%, 01/21/19(f)	ZMW	7,860	734,817

Total Foreign Government Obligations — 5.9% (Cost: $7,817,291)			7,574,251

Time Deposits — 1.7%
Australia — 0.0%
Brown Brothers Harriman & Co., 1.13%, 07/02/18	AUD	2	1,328

Canada — 0.0%
Brown Brothers Harriman & Co., 0.51%, 07/03/18	CAD	7	5,626

France — 0.4%
BNP Paribas SA, (0.57)%, 07/02/18	EUR	405	473,492

Japan — 0.0%
Brown Brothers Harriman & Co., (0.22)%, 07/02/18	JPY	1,658	14,975

New Zealand — 0.0%
Brown Brothers Harriman & Co., 0.90%, 7/2/18	NZD	10	6,527

Norway — 0.0%
Brown Brothers Harriman & Co., 0.15%, 7/2/18	NOK	25	3,034

South Africa — 0.0%
Brown Brothers Harriman & Co., 4.85%, 7/2/18	ZAR	176	12,863

Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.45)%, 07/02/18	CHF	5	4,982

United Kingdom — 0.1%
Citibank NA, 0.23%, 07/02/18	GBP	102	134,064

United States — 1.2%
Barclays Bank plc, 1.92%, 07/02/18	USD	1,467	1,467,284

Total Time Deposits — 1.7% (Cost: $2,124,175)			2,124,175

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills, 2.01%, 12/06/18(f)	USD	497	$492,402

Total U.S. Treasury Obligations — 0.3% (Cost: $492,470)			492,402

Total Short-Term Securities — 7.9% (Cost: $10,433,936)			10,190,828

Total Options Purchased — 0.1% (Cost: $68,406)			123,609

Total Investments — 96.9% (Cost: $130,717,838)			124,334,061
Other Assets Less Liabilities — 3.1%			3,921,089

Net Assets — 100.0%			$128,255,150

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Perpetual security with no stated maturity date.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Rates are discount rates or a range of discount rates at the time of purchase.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bobl	44	09/06/18	$6,791	$46,409
Euro-Buxl	15	09/06/18	3,113	62,926
U.S. Treasury 10 Year Note	149	09/19/18	17,908	53,888
U.S. Treasury 10 Year Ultra Note	10	09/19/18	1,282	8,190
U.S. Treasury Ultra Bond	53	09/19/18	8,457	131,973

				303,386

Short Contracts
Euro-Bund	4	09/06/18	759	(485)

				$302,901

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	138,358	KZT	46,142,439	Barclays Bank plc	07/13/18	$3,404
AUD	2,986,951	USD	2,202,754	Goldman Sachs International	07/19/18	7,814
AUD	4,727,186	USD	3,494,005	HSBC Bank plc	07/19/18	4,468
CAD	2,200,589	USD	1,660,308	Bank of America NA	07/19/18	14,088
CAD	2,444,907	USD	1,849,877	JP Morgan Chase Bank NA	07/19/18	10,417
CAD	4,170,258	USD	3,135,468	Morgan Stanley & Co. International plc	07/19/18	37,621
CAD	1,815,868	USD	1,374,179	UBS AG	07/19/18	7,488
CNY	21,191,680	USD	3,195,765	HSBC Bank plc	07/19/18	86
COP	9,109,150,771	USD	3,078,716	Goldman Sachs International	07/19/18	26,639
EUR	4,112,805	USD	4,803,398	Goldman Sachs International	07/19/18	5,179
EUR	2,761,828	USD	3,207,592	Morgan Stanley & Co. International plc	07/19/18	21,461
EUR	5,498,954	USD	6,389,922	UBS AG	07/19/18	39,302
HUF	461,257,234	USD	1,636,085	Deutsche Bank AG	07/19/18	1,252
KRW	1,620,074,075	USD	1,454,808	Bank of America NA	07/19/18	372
KRW	3,735,972,473	USD	3,344,452	Goldman Sachs International	07/19/18	11,266
KRW	1,755,885,000	USD	1,564,528	Standard Chartered Bank	07/19/18	12,640
KZT	152,308,968	USD	444,309	JP Morgan Chase Bank NA	07/19/18	762
MXN	30,420,000	USD	1,495,985	Citibank NA	07/19/18	31,779
MXN	10,396,471	USD	507,312	Goldman Sachs International	07/19/18	14,823
MXN	30,418,891	USD	1,497,016	JP Morgan Chase Bank NA	07/19/18	30,692
PLN	6,154,689	USD	1,643,126	Deutsche Bank AG	07/19/18	382
RUB	100,638,289	USD	1,595,407	Barclays Bank plc	07/19/18	4,280

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	511,693,323	USD	8,024,033	Goldman Sachs International	07/19/18	$109,544
TRY	33,926,354	USD	7,068,513	Barclays Bank plc	07/19/18	266,044
TRY	5,989,915	USD	1,288,958	Deutsche Bank AG	07/19/18	6,005
TRY	34,164,008	USD	7,123,516	Goldman Sachs International	07/19/18	262,419
USD	1,735,661	AUD	2,341,674	HSBC Bank plc	07/19/18	2,646
USD	4,753,018	BRL	18,247,948	Goldman Sachs International	07/19/18	53,931
USD	3,185,398	BRL	12,080,623	Standard Chartered Bank	07/19/18	74,479
USD	1,591,197	CLP	1,036,665,000	BNP Paribas SA	07/19/18	4,523
USD	49,737	CLP	31,895,488	Goldman Sachs International	07/19/18	919
USD	1,589,929	CLP	1,026,298,899	JP Morgan Chase Bank NA	07/19/18	19,121
USD	3,197,345	CNY	20,856,284	Deutsche Bank AG	07/19/18	52,074
USD	9,692,957	CNY	63,634,725	HSBC Bank plc	07/19/18	96,400
USD	4,950,041	GBP	3,738,956	Goldman Sachs International	07/19/18	11,941
USD	1,608,422	HUF	450,197,413	Bank of America NA	07/19/18	10,345
USD	1,783,998	INR	121,329,676	Barclays Bank plc	07/19/18	15,596
USD	9,522,187	JPY	1,050,800,908	Goldman Sachs International	07/19/18	20,864
USD	8,009,080	KRW	8,856,280,611	Goldman Sachs International	07/19/18	54,209
USD	1,629,550	MYR	6,530,423	Barclays Bank plc	07/19/18	13,494
USD	1,609,389	MYR	6,501,932	UBS AG	07/19/18	383
USD	96,902	NZD	140,634	Credit Suisse International	07/19/18	1,650
USD	3,170,186	NZD	4,680,001	Deutsche Bank AG	07/19/18	408
USD	565,022	NZD	819,641	Goldman Sachs International	07/19/18	9,877
USD	1,929,748	NZD	2,800,373	JP Morgan Chase Bank NA	07/19/18	33,048
USD	2,260,307	NZD	3,278,563	Morgan Stanley & Co. International plc	07/19/18	39,727
USD	3,305,577	NZD	4,823,372	Royal Bank of Scotland	07/19/18	38,694
USD	1,290,109	PLN	4,785,441	Citibank NA	07/19/18	12,237
USD	1,934,293	PLN	7,180,000	Goldman Sachs International	07/19/18	16,993
USD	3,185,068	THB	104,887,485	HSBC Bank plc	07/19/18	17,968
USD	1,661,284	THB	54,897,129	Nomura International plc	07/19/18	3,654
ZAR	22,589,787	USD	1,631,108	Toronto Dominion Bank	07/19/18	12,273

						1,547,681

ARS	11,690,349	USD	581,320	BNP Paribas SA	07/02/18	(177,159)
KZT	47,301,048	USD	143,641	Royal Bank of Scotland	07/13/18	(5,298)
USD	3,382	KZT	1,158,609	JP Morgan Chase Bank NA	07/13/18	(6)
AUD	385,910	USD	285,783	Bank of America NA	07/19/18	(181)
AUD	1,948,806	USD	1,443,454	Credit Suisse International	07/19/18	(1,190)
BRL	15,306,155	USD	4,020,635	JP Morgan Chase Bank NA	07/19/18	(79,099)
CAD	2,098,760	USD	1,597,783	Morgan Stanley & Co. International plc	07/19/18	(867)
CLP	1,058,194,387	USD	1,663,566	Barclays Bank plc	07/19/18	(43,940)
CNY	10,465,000	USD	1,582,202	Deutsche Bank AG	07/19/18	(4,008)
CNY	21,036,427	USD	3,176,857	HSBC Bank plc	07/19/18	(4,419)
CNY	10,575,485	USD	1,595,818	Morgan Stanley & Co. International plc	07/19/18	(962)
EUR	2,730,564	USD	3,194,574	Citibank NA	07/19/18	(2,075)
EUR	2,786,881	USD	3,265,754	HSBC Bank plc	07/19/18	(7,410)
GBP	1,210,000	USD	1,608,150	Barclays Bank plc	07/19/18	(10,084)
GBP	1,254,949	USD	1,668,241	HSBC Bank plc	07/19/18	(10,810)
GBP	1,209,647	USD	1,603,051	Morgan Stanley & Co. International plc	07/19/18	(5,451)
HUF	436,126,069	USD	1,569,972	BNP Paribas SA	07/19/18	(21,844)
HUF	599,560,000	USD	2,132,852	Goldman Sachs International	07/19/18	(4,578)
HUF	284,435,000	USD	1,013,277	HSBC Bank plc	07/19/18	(3,611)
HUF	446,400,419	USD	1,592,879	UBS AG	07/19/18	(8,279)
IDR	87,469,924,565	USD	6,195,588	Citibank NA	07/19/18	(82,577)
IDR	87,469,920,000	USD	6,149,892	Deutsche Bank AG	07/19/18	(36,882)
INR	805,185,131	USD	11,839,217	Barclays Bank plc	07/19/18	(103,503)
JPY	430,276,520	USD	3,919,304	Morgan Stanley & Co. International plc	07/19/18	(28,752)
MYR	6,530,423	USD	1,626,344	Barclays Bank plc	07/19/18	(10,288)
NZD	4,642,999	USD	3,178,260	Morgan Stanley & Co. International plc	07/19/18	(33,544)
NZD	2,408,422	USD	1,650,552	Royal Bank of Scotland	07/19/18	(19,321)
PHP	85,484,259	USD	1,600,529	UBS AG	07/19/18	(389)
PLN	5,925,000	USD	1,598,026	BNP Paribas SA	07/19/18	(15,853)
PLN	18,081,113	USD	4,862,037	HSBC Bank plc	07/19/18	(33,775)
PLN	6,044,174	USD	1,626,662	Morgan Stanley & Co. International plc	07/19/18	(12,666)
USD	11,167,630	CAD	14,871,040	Morgan Stanley & Co. International plc	07/19/18	(147,526)
USD	1,585,849	CLP	1,036,669,626	Citibank NA	07/19/18	(832)

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,248,939	EUR	13,985,582	Bank of America NA	07/19/18	$(102,615)
USD	149,764	EUR	128,221	Goldman Sachs International	07/19/18	(149)
USD	7,942,058	HUF	2,239,084,574	Deutsche Bank AG	07/19/18	(6,079)
USD	1,596,667	HUF	453,222,029	HSBC Bank plc	07/19/18	(12,147)
USD	3,212,688	HUF	907,038,244	State Street Bank and Trust Co.	07/19/18	(7,049)
USD	1,742,992	KRW	1,946,921,806	Barclays Bank plc	07/19/18	(5,768)
USD	804,399	MYR	3,255,000	Barclays Bank plc	07/19/18	(1,102)
USD	803,217	MYR	3,253,832	UBS AG	07/19/18	(1,995)
USD	13,398	PHP	715,995	Goldman Sachs International	07/19/18	(5)
USD	1,611,477	PHP	86,294,604	Standard Chartered Bank	07/19/18	(3,831)
USD	3,229,665	PLN	12,097,420	Deutsche Bank AG	07/19/18	(751)
USD	1,508,607	ZAR	20,772,765	Goldman Sachs International	07/19/18	(2,587)
ZAR	77,627,879	USD	5,662,838	Bank of America NA	07/19/18	(15,500)
ZAR	21,853,938	USD	1,610,325	HSBC Bank plc	07/19/18	(20,476)

						(1,097,233)

	Net Unrealized Appreciation					$450,448

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
AUD Currency	Bank of America NA	07/06/18	JPY	83.50	AUD	8,000	$123,609

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	USD	19,102	$(1,126,688)	$(1,141,353)	$14,665
ITRAXX.EUR.CROSSOVER.29.V1	5.00%	Quarterly	06/20/23	EUR	8,628	(820,613)	(925,928)	105,315

						$(1,947,301)	$(2,067,281)	$119,980

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.29.V1	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	11,399	$443,209	$222,025	$221,184
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	1,590	114,085	46,224	67,861
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/23	USD	881	63,213	51,083	12,130
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/23	USD	317	22,756	18,521	4,235
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/23	USD	352	25,256	20,410	4,846
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	1,215	87,183	85,299	1,884
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	960	68,881	67,590	1,291
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	960	68,882	67,394	1,488
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	1,680	120,543	47,604	72,939
Federative Republic of Brazil	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	1,280	91,842	34,872	56,970
Republic of Argentina	5.00%	Quarterly	Bank of America NA	06/20/23	USD	181	(4,894)	(11,316)	6,422
Republic of Argentina	5.00%	Quarterly	Barclays Bank plc	06/20/23	USD	508	(13,729)	(28,538)	14,809
Republic of Argentina	5.00%	Quarterly	Barclays Bank plc	06/20/23	USD	1,548	(41,859)	(99,186)	57,327
Republic of Argentina	5.00%	Quarterly	Citibank NA	06/20/23	USD	370	(10,005)	(14,986)	4,981
Republic of Argentina	5.00%	Quarterly	Citibank NA	06/20/23	USD	370	(10,005)	(14,986)	4,981
Republic of Argentina	5.00%	Quarterly	Citibank NA	06/20/23	USD	370	(10,005)	(15,458)	5,453
Republic of Argentina	5.00%	Quarterly	Citibank NA	06/20/23	USD	391	(10,562)	(16,319)	5,757
Republic of Argentina	5.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	2,597	(70,230)	(242,492)	172,262

							$934,561	$217,741	$716,820

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Turkey	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	NR	USD	640	$(54,952)	$(50,929)	$(4,023)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	2.86%	Semi-Annual	07/02/23	USD	6,839	$ (7,583)	$—	$(7,583)
3 month LIBOR	Quarterly	2.86%	Semi-Annual	07/02/23	USD	3,682	(3,997)	—	(3,997)
3 month LIBOR	Quarterly	2.86%	Semi-Annual	07/02/23	USD	297	(358)	—	(358)
3 month LIBOR	Quarterly	2.86%	Semi-Annual	07/02/23	USD	3,682	(3,566)	—	(3,566)
0.84%	Semi-Annual	6 month LIBOR	Semi-Annual	07/03/48	JPY	132,290	665	665	—

							$ (14,839)	$665	$(15,504)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.34%
6 month LIBOR	London Interbank Offered Rate	2.50

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$665	$(2,067,281)	$119,980	$(15,504)
OTC Swaps	661,022	(494,210)	716,820	(4,023)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$303,386	$—	$303,386
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,547,681	—	—	1,547,681
Options purchased
Investments at value — unaffiliated(b)	—	—	—	123,609	—	—	123,609
Swaps — centrally cleared
Net unrealized appreciation(a)	—	119,980	—	—	—	—	119,980
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,377,842	—	—	—	—	1,377,842

	$—	$1,497,822	$—	$1,671,290	$303,386	$—	$3,472,498

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$485	$—	$485
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,097,233	—	—	1,097,233
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	15,504	—	15,504
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	498,233	—	—	—	—	498,233

	$—	$498,233	$—	$1,097,233	$15,989	$—	$1,611,455

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$—	$—	$947,562	$—	$947,562
Forward foreign currency exchange contracts	—	—	—	(4,580,140)	—	—	(4,580,140)
Options purchased(a)	—	—	—	(224,535)	—	—	(224,535)
Swaps	—	(625,525)	—	—	597,516	—	(28,009)

	$—	$(625,525)	$—	$(4,804,675)	$1,545,078	$—	$(3,885,122)

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$—	$—	$382,237	$—	$382,237
Forward foreign currency exchange contracts	—	—	—	33,141	—	—	33,141
Options purchased(b)	—	—	—	94,266	—	—	94,266
Swaps	—	1,451,816	—	—	(83,056)	—	1,368,760

	$—	$1,451,816	$—	$127,407	$299,181	$—	$1,878,404

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$42,430,210
Average notional value of contracts — short	$575,822
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$180,322,941
Average amounts sold — in USD	$205,117,176
Options:
Average value of option contracts purchased	$407,408
Credit default swaps:
Average notional value — buy protection	$66,312,030
Average notional value — sell protection	$320,000
Interest rate swaps:
Average notional value — pays fixed rate	$595,307
Average notional value — receives fixed rate	$7,250,509

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$5
Forward foreign currency exchange contracts	1,547,681	1,097,233
Options(a)	123,609	—
Swaps — Centrally cleared	—	55,743
Swaps — OTC(b)	1,377,842	498,233

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,049,132	$1,651,214
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(55,748)

Total derivative assets and liabilities subject to an MNA	$3,049,132	$1,595,466

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(e)
Bank of America NA	$154,836	$(129,612)	$—	$(25,224)	$—
Barclays Bank plc	932,248	(302,409)	—	(390,000)	239,839
BNP Paribas SA	115,748	(115,748)	—	—	—
Citibank NA	410,677	(147,233)	—	—	263,444
Credit Suisse International	1,650	(1,190)	—	—	460
Deutsche Bank AG	324,225	(290,212)	—	—	34,013
Goldman Sachs International	606,418	(7,319)	—	—	599,099
HSBC Bank plc	121,568	(92,648)	—	—	28,920
JP Morgan Chase Bank NA	94,040	(94,040)	—	—	—
Morgan Stanley & Co. International plc	98,809	(98,809)	—	—	—
Nomura International plc	3,654	—	—	—	3,654
Royal Bank of Scotland	38,694	(24,619)	—	—	14,075
Standard Chartered Bank	87,119	(3,831)	—	—	83,288
Toronto Dominion Bank	12,273	—	—	—	12,273
UBS AG	47,173	(10,663)	—	—	36,510

	$3,049,132	$(1,318,333)	$—	$(415,224)	$1,315,575

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$129,612	$(129,612)	$—	$—	$—
Barclays Bank plc	302,409	(302,409)	—	—	—
BNP Paribas SA	214,856	(115,748)	—	(50,000)	49,108
Citibank NA	147,233	(147,233)	—	—	—
Credit Suisse International	1,190	(1,190)	—	—	—
Deutsche Bank AG	290,212	(290,212)	—	—	—
Goldman Sachs International	7,319	(7,319)	—	—	—
HSBC Bank plc	92,648	(92,648)	—	—	—
JP Morgan Chase Bank NA	134,057	(94,040)	—	—	40,017
Morgan Stanley & Co. International plc	229,768	(98,809)	—	—	130,959
Royal Bank of Scotland	24,619	(24,619)	—	—	—
Standard Chartered Bank	3,831	(3,831)	—	—	—
State Street Bank and Trust Co.	7,049	—	—	—	7,049
UBS AG	10,663	(10,663)	—	—	—

	$1,595,466	$(1,318,333)	$—	$(50,000)	$227,133

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Securities(a)	$—	$114,019,624	$—	$114,019,624
Short-Term Securities(b)	—	10,190,828	—	10,190,828
Options Purchased:
Foreign currency exchange contracts	—	123,609	—	123,609

	$—	$124,334,061	$—	$124,334,061

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$836,800	$—	$836,800
Foreign currency exchange contracts	—	1,547,681	—	1,547,681
Interest rate contracts	303,386	—	—	303,386
Liabilities:
Credit contracts	—	(4,023)	—	(4,023)
Foreign currency exchange contracts	—	(1,097,233)	—	(1,097,233)
Interest rate contracts	(485)	(15,504)	—	(15,989)

	$302,901	$1,267,721	$—	$1,570,622

(a)	See above Schedule of Investments for values in each country.
(b)	See above Schedule of Investments for values in each security type.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 13.2%

Cayman Islands — 6.8%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.45%, 07/15/26(a)(b)	USD	6,890	$6,888,955
AIMCO CLO, Series 2014-AA, Class DR, (LIBOR USD 3 Month + 3.25%), 5.61%, 07/20/26(a)(b)		755	755,244
Allegro CLO II Ltd.(a)(b):
Series 2014-1A Class CR, (LIBOR USD 3 Month + 3.85%), 6.21%, 01/21/27		3,700	3,703,760
Series 2014-1A Class D, (LIBOR USD 3 Month + 5.80%), 8.16%, 01/21/27		970	970,372
Allegro CLO IV Ltd., Series 2016-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.20%, 01/15/29(a)(b)		750	754,579
Allegro CLO V Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.24%), 3.59%, 10/16/30(a)(b)		2,300	2,309,203
Allegro CLO VI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 2.86%, 01/17/31(a)(b)		7,560	7,565,829
Allegro CLO VIII Ltd., Series 2018-2A, Class E, (LIBOR USD 3 Month + 5.90%), 1.00%, 07/15/31(a)(b)		1,870	1,870,000
ALM V Ltd.(a)(b):
Series 2012-5A Class A1R3, (LIBOR USD 3 Month + 0.91%), 3.27%, 10/18/27		6,420	6,419,079
Series 2012-5A Class BR3, (LIBOR USD 3 Month + 1.65%), 4.01%, 10/18/27		1,310	1,310,822
ALM VI Ltd.(a)(b):
Series 2012-6A Class A2R3, (LIBOR USD 3 Month + 1.40%), 3.75%, 07/15/26		2,864	2,858,272
Series 2012-6A Class CR3, (LIBOR USD 3 Month + 2.70%), 5.05%, 07/15/26		5,965	5,950,291
Series 2012-6A Class DR3, (LIBOR USD 3 Month + 5.05%), 7.40%, 07/15/26(c)		3,100	3,096,900
ALM VII Ltd.(a):
Series 2012-7A Class A1R, (LIBOR USD 3 Month + 1.48%), 3.83%, 10/15/28(b)		12,430	12,521,916
Series 2012-7A Class SUB, 0.00%, 10/15/28(d)		17,700	9,306,943
ALM XII Ltd.(a)(b):
Series 2015-12A Class A1R2, (LIBOR USD 3 Month + 0.89%), 2.98%, 04/16/27		21,640	21,645,938
Series 2015-12A Class BR2, (LIBOR USD 3 Month + 1.65%), 3.74%, 04/16/27		4,957	4,949,055
Series 2015-12A Class C1R2, (LIBOR USD 3 Month + 2.65%), 4.74%, 04/16/27		4,100	4,090,266
Series 2015-12A Class C2R2, (LIBOR USD 3 Month + 2.65%), 4.74%, 04/16/27		1,450	1,446,557
ALM XVI Ltd.(a)(b):
Series 2015-16A Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.83%, 07/15/27		8,949	8,949,000
Series 2015-16A Class BR2, (LIBOR USD 3 Month + 1.90%), 4.23%, 07/15/27		2,480	2,480,000
Series 2015-16A Class CR2, (LIBOR USD 3 Month + 2.70%), 5.03%, 07/15/27		7,500	7,500,000
Series 2015-16A Class DR2, (LIBOR USD 3 Month + 5.10%), 7.43%, 07/15/27		1,160	1,160,000
ALM XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 7.60%), 9.95%, 07/15/27(a)(b)		975	977,652
AMMC CLO 15 Ltd., Series 2014-15A, Class D, (LIBOR USD 3 Month + 4.20%), 6.53%, 12/09/26(a)(b)		2,620	2,641,983

Security	Par (000)		Value
Cayman Islands (continued)
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.15%, 10/15/28(a)(b)	USD	890	$894,693
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (LIBOR USD 3 Month + 5.81%), 8.16%, 04/17/29(a)(b)		750	749,167
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 3.61%, 11/02/30(a)(b)		1,720	1,727,002
AMMC CLO XI Ltd., Series 2012-11A, Class A1R2, (LIBOR USD 3 Month + 1.01%), 3.37%, 04/30/31(a)(b)		5,450	5,437,692
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.55%, 11/10/30(a)(b)		1,675	1,680,998
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.62%, 07/24/29(a)(b)		2,500	2,505,481
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 3.61%, 07/25/29(a)(b)		10,125	10,128,354
Anchorage Capital CLO 1-R Ltd.(a):
Series 2018-1RA Class A1, (LIBOR USD 3 Month + 0.99%), 3.33%, 04/13/31(b)		17,730	17,700,905
Series 2018-1RA Class SUB, 0.00%, 04/13/31(c)(d)		4,440	4,178,040
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA Class A, (LIBOR USD 3 Month + 1.05%), 3.41%, 01/28/31		2,950	2,941,704
Series 2014-3RA Class B, (LIBOR USD 3 Month + 1.50%), 3.86%, 01/28/31		5,550	5,528,683
Series 2014-3RA Class C, (LIBOR USD 3 Month + 1.85%), 4.21%, 01/28/31		2,375	2,357,091
Series 2014-3RA Class D, (LIBOR USD 3 Month + 2.60%), 4.96%, 01/28/31		5,300	5,276,666
Series 2014-3RA Class E, (LIBOR USD 3 Month + 5.50%), 7.86%, 01/28/31		4,750	4,677,355
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA Class A, (LIBOR USD 3 Month + 1.05%), 3.41%, 01/28/31		5,390	5,387,328
Series 2014-4RA Class C, (LIBOR USD 3 Month + 1.85%), 4.21%, 01/28/31		5,170	5,148,611
Series 2014-4RA Class D, (LIBOR USD 3 Month + 2.60%), 4.96%, 01/28/31		6,000	5,973,581
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA Class B, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/15/30		15,535	15,554,155
Series 2014-5RA Class C, (LIBOR USD 3 Month + 1.85%), 4.20%, 01/15/30		3,700	3,679,710
Series 2014-5RA Class E, (LIBOR USD 3 Month + 5.40%), 7.75%, 01/15/30		4,880	4,896,892
Anchorage Capital CLO 6 Ltd.(a):
Series 2015-6A Class AR, (LIBOR USD 3 Month + 1.27%), 3.62%, 07/15/30(b)		5,250	5,262,259
Series 2015-6A Class DR, (LIBOR USD 3 Month + 3.55%), 5.90%, 07/15/30(b)		2,660	2,674,361
Series 2015-6A Class ER, (LIBOR USD 3 Month + 6.35%), 8.70%, 07/15/30(b)		2,250	2,281,692
Series 2015-6A Class SUB2, 0.00%, 07/15/30(d)		2,220	1,301,697
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A Class AR, (LIBOR USD 3 Month + 0.96%), 3.31%, 10/15/27		39,870	39,866,507

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
Anchorage Capital CLO 7 Ltd. (continued)
Series 2015-7A Class B1R, (LIBOR USD 3 Month + 1.30%), 3.65%, 10/15/27	USD	1,500	$1,487,049
Series 2015-7A Class CR, (LIBOR USD 3 Month + 1.70%), 4.05%, 10/15/27		4,297	4,298,514
Series 2015-7A Class DR, (LIBOR USD 3 Month + 2.70%), 5.05%, 10/15/27		4,335	4,316,730
Series 2015-7A Class ER, (LIBOR USD 3 Month + 5.60%), 7.95%, 10/15/27		2,250	2,252,145
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A Class D, (LIBOR USD 3 Month + 4.20%), 6.56%, 07/28/28		2,100	2,101,652
Series 2016-8A Class E, (LIBOR USD 3 Month + 6.50%), 8.86%, 07/28/28		4,230	4,250,449
Anchorage Capital CLO 9 Ltd.(a)(b):
Series 2016-9A Class D, (LIBOR USD 3 Month + 4.00%), 6.35%, 01/15/29		1,860	1,873,332
Series 2016-9A Class E, (LIBOR USD 3 Month + 7.25%), 9.60%, 01/15/29		1,910	1,939,787
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A Class A1R, (LIBOR USD 3 Month + 1.25%), 3.59%, 10/13/30		2,910	2,921,675
Series 2013-1A Class BR, (LIBOR USD 3 Month + 2.15%), 4.49%, 10/13/30		1,160	1,160,785
Series 2013-1A Class CR, (LIBOR USD 3 Month + 3.20%), 5.54%, 10/13/30		1,333	1,331,503
Series 2013-1A Class DR, (LIBOR USD 3 Month + 6.80%), 9.14%, 10/13/30		3,210	3,265,093
Annisa CLO Ltd., Series 2016-2A, Class E, (LIBOR USD 3 Month + 7.25%), 9.61%, 07/20/28(a)(b)		250	250,846
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.12%, 04/15/31(a)(b)		72,984	72,949,836
Apidos CLO XV(a)(b):
Series 2013-15A Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.37%, 04/20/31		4,630	4,638,083
Series 2013-15A Class ERR, (LIBOR USD 3 Month + 5.70%), 8.06%, 04/20/31		3,880	3,895,167
Apidos CLO XVI, Series 2013-16A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.36%, 01/19/25(a)(b)		2,775	2,777,186
Apidos CLO XVII, Series 2014-17A, Class A1R, (LIBOR USD 3 Month + 1.31%), 3.66%, 04/17/26(a)(b)		4,755	4,757,705
Apidos CLO XVIII(a)(b):
Series 2014-18A Class A1R, (LIBOR USD 3 Month + 1.12%), 3.48%, 07/22/26		3,590	3,589,553
Series 2014-18A Class CR, (LIBOR USD 3 Month + 3.25%), 5.61%, 07/22/26		2,900	2,901,224
Series 2014-18A Class D, (LIBOR USD 3 Month + 5.20%), 7.56%, 07/22/26		7,055	7,085,014
Apidos CLO XX, Series 2015-20A, Class A1R, (LIBOR USD 3 Month + 1.33%), 3.68%, 01/16/27(a)(b)		1,000	999,989
Apidos CLO XXI(a)(b):
Series 2015-21A Class C, (LIBOR USD 3 Month + 3.55%), 5.91%, 07/18/27		500	500,118
Series 2015-21A Class CR, (LIBOR USD 3 Month + 2.45%), 4.78%, 07/18/27		500	500,000
Apidos CLO XXII, Series 2015-22A, Class D, (LIBOR USD 3 Month + 6.00%), 8.36%, 10/20/27(a)(b)		2,870	2,896,010

Security	Par (000)		Value
Cayman Islands (continued)
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 8.30%, 01/15/27(a)(b)	USD	3,752	$3,753,376
Apidos CLO XXIX, Series 2018-29A, Class D, (LIBOR USD 3 Month + 5.25%), 7.64%, 07/25/30(a)(b)(c)		1,860	1,860,000
Apidos Clo XXV, Series 2016-25A, Class A2A, (LIBOR USD 3 Month + 1.80%), 4.16%, 10/20/28(a)(b)		2,580	2,581,607
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.06%, 12/15/27(a)(b)		9,740	9,709,782
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A Class A, (LIBOR USD 1 Month + 1.70%), 3.77%, 09/15/26		11,470	11,518,723
Series 2017-FL2 Class A, (LIBOR USD 1 Month + 0.99%), 3.06%, 08/15/27		4,410	4,402,803
Ares XL CLO Ltd.(a)(b):
Series 2016-40A Class C, (LIBOR USD 3 Month + 3.70%), 6.05%, 10/15/27		3,060	3,070,238
Series 2016-40A Class D, (LIBOR USD 3 Month + 6.60%), 8.95%, 10/15/27		1,470	1,485,060
Ares XLI CLO Ltd., Series 2016-41A, Class D, (LIBOR USD 3 Month + 4.20%), 6.55%, 01/15/29(a)(b)		1,400	1,423,020
Ares XLIII CLO Ltd., Series 2017-43A, Class E, (LIBOR USD 3 Month + 6.47%), 8.82%, 10/15/29(a)(b)		3,380	3,436,063
Ares XLIV CLO Ltd., Series 2017-44A, Class D, (LIBOR USD 3 Month + 6.55%), 8.90%, 10/15/29(a)(b)		550	560,468
Ares XLV CLO Ltd., Series 2017-45A, Class C, (LIBOR USD 3 Month + 2.05%), 4.40%, 10/15/30(a)(b)		1,125	1,126,023
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.60%, 10/17/24(a)(b)		1,300	1,301,263
Ares XXXIII CLO Ltd.(a)(b):
Series 2015-1A Class A2R, (LIBOR USD 3 Month + 1.95%), 4.27%, 12/05/25		1,370	1,370,950
Series 2015-1A Class B2R, (LIBOR USD 3 Month + 2.80%), 5.12%, 12/05/25		750	755,164
Series 2015-1A Class CR, (LIBOR USD 3 Month + 4.20%), 6.52%, 12/05/25		4,175	4,226,369
Series 2015-1A Class D, (LIBOR USD 3 Month + 6.23%), 8.55%, 12/05/25		3,200	3,247,309
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, (LIBOR USD 3 Month + 7.25%), 9.61%, 07/18/28(a)(b)		2,910	2,976,448
Ares XXXVII CLO Ltd.(a):
Series 2015-4A Class A1R, (LIBOR USD 3 Month + 1.17%), 3.52%, 10/15/30(b)		1,500	1,504,518
Series 2015-4A Class CR, (LIBOR USD 3 Month + 2.65%), 5.00%, 10/15/30(b)		5,005	4,990,751
Series 2015-4A Class DR, (LIBOR USD 3 Month + 6.15%), 8.50%, 10/15/30(b)		8,355	8,404,209
Series 2015-4A Class SUB, 0.00%, 10/15/30(d)		2,230	1,780,231
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.64%, 02/17/26(a)(b)		2,750	2,749,734

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
Atlas Senior Loan Fund Ltd., Series 2017-8A, Class E, (LIBOR USD 3 Month + 5.95%), 8.30%, 01/16/30(a)(b)	USD	1,660	$1,659,183
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.56%, 05/28/30(a)(b)		5,350	5,356,905
Atrium VIII(a):
Series 8A Class DR, (LIBOR USD 3 Month + 4.00%), 6.36%, 10/23/24(b)		12,615	12,697,108
Series 8A Class ER, (LIBOR USD 3 Month + 7.25%), 9.61%, 10/23/24(b)		3,890	3,940,509
Series 8A Class SUB, 0.00%, 10/23/24(d)		13,300	9,342,997
Atrium X(a)(b):
Series 10A Class B1R, (LIBOR USD 3 Month + 1.45%), 3.80%, 07/16/25		5,570	5,571,101
Series 10A Class CR, (LIBOR USD 3 Month + 1.95%), 4.30%, 07/16/25		3,960	3,963,811
Series 10A Class DR, (LIBOR USD 3 Month + 3.00%), 5.35%, 07/16/25		1,670	1,669,710
Series 10A Class E, (LIBOR USD 3 Month + 4.50%), 6.85%, 07/16/25		1,000	1,000,597
Atrium XI, Series 11A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.50%, 10/23/25(a)(b)		1,730	1,729,764
Atrium XII(a)(b):
Series 12A Class AR, (LIBOR USD 3 Month + 0.83%), 3.19%, 04/22/27		6,765	6,745,847
Series 12A Class CR, (LIBOR USD 3 Month + 1.65%), 4.01%, 04/22/27		3,865	3,868,079
Atrium XIII, Series 13A, Class E, (LIBOR USD 3 Month + 6.05%), 8.41%, 11/21/30(a)(b)		936	945,419
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A Class AR, (LIBOR USD 3 Month + 0.98%), 3.33%, 07/17/26		7,090	7,086,303
Series 2014-5A Class BR, (LIBOR USD 3 Month + 1.50%), 3.85%, 07/17/26		1,730	1,730,468
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, (LIBOR USD 3 Month + 1.50%), 3.85%, 01/15/28(a)(b)		13,670	13,706,544
Babson CLO Ltd.(a)(b):
Series 2015-2A Class AR, (LIBOR USD 3 Month + 1.19%), 3.55%, 10/20/30		3,750	3,761,569
Series 2015-IA Class AR, (LIBOR USD 3 Month + 0.99%), 3.35%, 01/20/31		3,140	3,136,572
Series 2015-IA Class BR, (LIBOR USD 3 Month + 1.40%), 3.76%, 01/20/31		2,990	2,952,436
Series 2016-1A Class E, (LIBOR USD 3 Month + 6.55%), 8.91%, 04/23/27		2,440	2,443,308
Series 2016-2A Class C, (LIBOR USD 3 Month + 2.60%), 4.96%, 07/20/28		2,030	2,036,155
Series 2016-2A Class E, (LIBOR USD 3 Month + 6.90%), 9.26%, 07/20/28		2,210	2,236,037
Bain Capital Credit CLO, Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.42%, 07/19/31(a)(b)		5,210	5,210,000
Battalion CLO VII Ltd.(a)(b):
Series 2014-7A Class A1R, (LIBOR USD 3 Month + 1.19%), 3.54%, 10/17/26		13,060	13,059,889
Series 2014-7A Class C, (LIBOR USD 3 Month + 3.90%), 6.25%, 10/17/26		1,250	1,249,947
Battalion CLO X Ltd.(a)(b):
Series 2016-10A Class C, (LIBOR USD 3 Month + 4.25%), 6.61%, 01/24/29		1,000	1,009,453
Series 2016-10A Class D, (LIBOR USD 3 Month + 7.00%), 9.36%, 01/24/29		1,250	1,267,233

Security	Par (000)		Value
Cayman Islands (continued)
Battalion CLO XI Ltd., Series 2017-11A, Class E, (LIBOR USD 3 Month + 5.98%), 8.34%, 10/24/29(a)(b)	USD	5,530	$5,560,956
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.11%, 04/20/31(a)(b)		370	369,618
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (LIBOR USD 3 Month + 3.70%), 6.05%, 07/15/29(a)(b)		1,500	1,510,600
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.85%, 01/20/29(a)(b)		16,065	16,153,849
Benefit Street Partners CLO IX Ltd., Series 2016-9A, Class E, (LIBOR USD 3 Month + 6.67%), 9.03%, 07/20/28(a)(b)		500	499,998
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (LIBOR USD 3 Month + 1.09%), 3.21%, 04/20/31(a)(b)(c)		3,509	3,509,000
Benefit Street Partners CLO VI Ltd.(a)(b):
Series 2015-VIA Class A1R, (LIBOR USD 3 Month + 1.24%), 3.60%, 10/18/29		19,287	19,362,090
Series 2015-VIA Class A2R, (LIBOR USD 3 Month + 1.72%), 4.08%, 10/18/29		3,868	3,875,260
Series 2015-VIA Class BR, (LIBOR USD 3 Month + 2.40%), 4.76%, 10/18/29		2,750	2,758,523
Series 2015-VIA Class CR, (LIBOR USD 3 Month + 3.45%), 5.81%, 10/18/29		2,640	2,649,348
Benefit Street Partners CLO VII Ltd.(a)(b):
Series 2015-VIIA Class A1AR, (LIBOR USD 3 Month + 0.78%), 3.14%, 07/18/27		4,980	4,964,758
Series 2015-VIIA Class D, (LIBOR USD 3 Month + 5.35%), 7.71%, 07/18/27		7,930	7,933,643
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.46%, 01/20/31(a)(b)		3,140	3,141,550
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (LIBOR USD 3 Month + 6.41%), 8.76%, 10/15/30(a)(b)		1,055	1,068,038
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, (LIBOR USD 3 Month + 3.45%), 5.80%, 07/15/26(a)(b)		970	970,038
BlueMountain CLO Ltd.(a)(b):
Series 2012-2A Class DR, (LIBOR USD 3 Month + 4.15%), 6.48%, 11/20/28		1,170	1,179,822
Series 2013-2A Class A1R, (LIBOR USD 3 Month + 1.18%), 3.54%, 10/22/30		9,070	9,083,435
Series 2013-3A Class B1R, (LIBOR USD 3 Month + 1.40%), 3.76%, 10/29/25		1,550	1,552,000
Series 2013-3A Class CR, (LIBOR USD 3 Month + 1.90%), 4.26%, 10/29/25		6,635	6,646,790
Series 2014-2A Class AR, (LIBOR USD 3 Month + 0.93%), 3.29%, 07/20/26		2,760	2,760,909
Series 2014-3A Class D, (LIBOR USD 3 Month + 5.10%), 7.45%, 10/15/26		5,357	5,360,654
Series 2014-4A Class A1R, (LIBOR USD 3 Month + 1.35%), 3.67%, 11/30/26		2,910	2,912,089
Series 2014-4A Class E, (LIBOR USD 3 Month + 5.30%), 7.62%, 11/30/26		2,345	2,351,746
Series 2015-1A Class C, (LIBOR USD 3 Month + 3.75%), 6.09%, 04/13/27		1,670	1,673,884
Series 2015-1A Class D, (LIBOR USD 3 Month + 5.45%), 7.79%, 04/13/27		3,611	3,617,136
Series 2015-3A Class A1R, (LIBOR USD 3 Month + 1.00%), 3.34%, 04/20/31		1,470	1,466,681

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
BlueMountain CLO Ltd. (continued)
Series 2016-2A Class D, (LIBOR USD 3 Month + 7.00%), 9.33%, 08/20/28	USD	750	$751,413
Series 2016-3A Class E, (LIBOR USD 3 Month + 6.85%), 9.19%, 11/15/27		750	760,597
BlueMountain CLO XXII Ltd., Series 2018-22A, Class E, (LIBOR USD 3 Month + 5.05%), 7.38%, 07/15/31(a)(b)		1,870	1,825,494
Bristol Park CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.25%), 9.60%, 04/15/29(a)(b)		750	772,149
BSPRT Issuer Ltd.(a)(b):
Series 2017-FL1 Class A, (LIBOR USD 1 Month + 1.35%), 3.42%, 06/15/27		10,070	10,078,452
Series 2018-FL3 Class A, (LIBOR USD 1 Month + 1.05%), 3.12%, 03/15/28		12,260	12,218,582
Burnham Park CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 6.85%), 9.21%, 10/20/29(a)(b)		750	758,740
Canyon Capital CLO Ltd.(a)(b):
Series 2012-1A Class DR, (LIBOR USD 3 Month + 4.10%), 6.45%, 01/15/26		1,920	1,919,970
Series 2016-2A Class E, (LIBOR USD 3 Month + 6.75%), 9.10%, 10/15/28		4,070	4,108,865
Canyon CLO Ltd., Series 2018-1A, Class E, (LIBOR USD 3 Month + 5.75%), 7.79%, 07/15/31(a)(b)		1,290	1,289,968
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.31%, 04/17/31		5,730	5,708,175
Series 2014-2RA Class D, (LIBOR USD 3 Month + 5.35%), 5.13%, 05/15/31		1,480	1,457,322
Series 2014-3RA Class A1A, (LIBOR USD 3 Month + 1.05%), 3.14%, 07/27/31(c)		31,870	31,870,000
Series 2015-1A Class BR, (LIBOR USD 3 Month + 1.50%), 3.86%, 04/20/27		1,236	1,236,977
Series 2015-1A Class CR, (LIBOR USD 3 Month + 2.00%), 4.36%, 04/20/27		3,090	3,092,699
Series 2015-1A Class DR, (LIBOR USD 3 Month + 3.00%), 5.36%, 04/20/27		2,475	2,474,709
Series 2015-1A Class E1, (LIBOR USD 3 Month + 5.30%), 7.66%, 04/20/27		2,265	2,276,694
Series 2015-2A Class CR, (LIBOR USD 3 Month + 2.25%), 4.62%, 04/27/27		750	750,203
Series 2015-2A Class DR, (LIBOR USD 3 Month + 4.35%), 6.72%, 04/27/27(c)		1,250	1,250,000
Series 2015-4A Class D, (LIBOR USD 3 Month + 6.10%), 8.46%, 10/20/27		1,330	1,342,482
Series 2015-4A Class SBB1, (LIBOR USD 3 Month + 8.50%), 10.86%, 10/20/27(c)		1,776	1,758,033
Series 2016-1A Class D, (LIBOR USD 3 Month + 7.60%), 9.96%, 04/20/27		2,750	2,749,776
Series 2016-3A Class D, (LIBOR USD 3 Month + 7.00%), 9.36%, 10/20/29		750	759,061
Carlyle US CLO Ltd.(a)(b):
Series 2017-2A Class D, (LIBOR USD 3 Month + 6.15%), 8.51%, 07/20/31		740	752,996
Series 2017-4A Class A1, (LIBOR USD 3 Month + 1.18%), 3.53%, 01/15/30		4,750	4,755,955
CBAM Ltd.(a)(b):
Series 2017-1A Class A1, (LIBOR USD 3 Month + 1.25%), 3.61%, 07/20/30		6,700	6,716,239
Series 2017-2A Class B1, (LIBOR USD 3 Month + 1.75%), 4.10%, 10/17/29		2,595	2,597,027

Security	Par (000)		Value
Cayman Islands (continued)
CBAM Ltd. (continued)
Series 2017-3A Class A, (LIBOR USD 3 Month + 1.23%), 3.58%, 10/17/29	USD	3,950	$3,956,815
Series 2017-3A Class B1, (LIBOR USD 3 Month + 1.70%), 4.05%, 10/17/29		450	450,085
Series 2017-3A Class E1, (LIBOR USD 3 Month + 6.50%), 8.85%, 10/17/29		1,530	1,550,595
Series 2018-6A Class A, (LIBOR USD 3 Month + 0.94%), 3.28%, 07/15/31(c)		4,830	4,817,925
Series 2018-6A Class B1, (LIBOR USD 3 Month + 1.50%), 3.84%, 07/15/31(c)		1,860	1,854,420
Cedar Funding IX CLO Ltd.(a)(b):
Series 2018-9A Class A1, (LIBOR USD 3 Month + 0.98%), 3.22%, 04/20/31		18,890	18,880,351
Series 2018-9A Class E, (LIBOR USD 3 Month + 5.35%), 7.59%, 04/20/31		1,670	1,627,336
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A Class A1, (LIBOR USD 3 Month + 1.25%), 3.60%, 10/17/30		30,739	30,847,761
Series 2017-8A Class B, (LIBOR USD 3 Month + 1.70%), 4.05%, 10/17/30		1,920	1,921,698
Series 2017-8A Class C, (LIBOR USD 3 Month + 2.25%), 4.60%, 10/17/30		4,665	4,671,609
Series 2017-8A Class D, (LIBOR USD 3 Month + 3.25%), 5.60%, 10/17/30		3,695	3,706,951
Cent CLO 17 Ltd.(a)(b)(c):
Series C17A Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.39%, 04/30/31		9,600	9,580,800
Series C17A Class DR, (LIBOR USD 3 Month + 6.00%), 8.36%, 04/30/31		500	498,750
Cent CLO 24 Ltd., Series 2015-24A, Class D2, (LIBOR USD 3 Month + 6.78%), 9.13%, 10/15/26(a)(b)		1,088	1,088,013
CIFC Funding Ltd.(b):
Series 2013-1A Class A2R, (LIBOR USD 3 Month + 1.75%), 4.10%, 07/16/30(a)		500	500,537
Series 2013-2A Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.57%, 10/18/30(a)		7,500	7,510,825
Series 2013-2A Class B1LR, (LIBOR USD 3 Month + 3.05%), 5.41%, 10/18/30(a)		773	773,558
Series 2014-1A Class A1R2, (LIBOR USD 3 Month + 1.10%), 3.46%, 01/18/31(a)		7,200	7,207,285
Series 2014-3A Class B1R, (LIBOR USD 3 Month + 1.50%), 3.86%, 07/22/26(a)		970	971,308
Series 2014-3A Class C1R, (LIBOR USD 3 Month + 1.90%), 4.26%, 07/22/26(a)		3,137	3,138,721
Series 2014-4A Class D, (LIBOR USD 3 Month + 3.40%), 5.75%, 10/17/26(a)		3,755	3,759,189
Series 2014-5A Class CR, (LIBOR USD 3 Month + 2.70%), 5.05%, 01/17/27(a)		970	969,903
Series 2014-5A Class E2, (LIBOR USD 3 Month + 6.25%), 8.60%, 01/17/27(a)		1,250	1,251,050
Series 2014-V, (LIBOR USD 3 Month + 1.40%), 3.75%, 01/17/27		19,190	19,213,788
Series 2015-1A Class ARR, (LIBOR USD 3 Month + 1.11%), 3.47%, 01/22/31(a)		810	808,646
Series 2015-2A Class AR, (LIBOR USD 3 Month + 0.78%), 3.13%, 04/15/27(a)		3,280	3,271,318
Series 2015-2A Class CR, (LIBOR USD 3 Month + 1.70%), 4.05%, 04/15/27(a)		5,675	5,678,051
Series 2016-1A Class E, (LIBOR USD 3 Month + 6.75%), 9.11%, 10/21/28(a)		3,310	3,354,364
Series 2018-1A Class A, (LIBOR USD 3 Month + 1.00%), 3.16%, 04/18/31(a)		6,430	6,406,051

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
Clear Creek CLO Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 6.30%), 8.66%, 10/20/30(a)(b)	USD	1,375	$1,388,656
Cumberland Park CLO Ltd.(a)(b)(c):
Series 2015-2A Class CR, (LIBOR USD 3 Month + 1.80%), 4.16%, 07/20/28		1,470	1,471,470
Series 2015-2A Class ER, (LIBOR USD 3 Month + 5.65%), 8.01%, 07/20/28		834	841,001
Deer Creek CLO Ltd.(a)(b):
Series 2017-1A Class A, (LIBOR USD 3 Month + 1.18%), 3.54%, 10/20/30		1,250	1,253,849
Series 2017-1A Class E, (LIBOR USD 3 Month + 6.35%), 8.71%, 10/20/30		500	505,296
Dewolf Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.55%, 10/15/30(a)(b)		1,000	1,014,762
Dryden 36 Senior Loan Fund(a)(b):
Series 2014-36A Class CR, (LIBOR USD 3 Month + 2.80%), 5.15%, 01/15/28		750	754,001
Series 2014-36A Class DR, (LIBOR USD 3 Month + 4.24%), 6.59%, 01/15/28		2,500	2,530,156
Dryden 38 Senior Loan Fund, Series 2015-38A, Class E, (LIBOR USD 3 Month + 6.05%), 8.40%, 07/15/27(a)(b)		425	425,924
Dryden 43 Senior Loan Fund, Series 2016-43A, Class E, (LIBOR USD 3 Month + 7.25%), 9.61%, 07/20/29(a)(b)		750	752,566
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.47%, 01/15/31(a)(b)		58,000	58,027,939
Dryden 55 CLO Ltd., Series 2018-55A, Class A1, (LIBOR USD 3 Month + 1.02%), 3.06%, 04/15/31(a)(b)		7,905	7,904,323
Dryden 64 CLO Ltd., Series 2018-64A, Class A, (LIBOR USD 3 Month + 0.97%), 3.19%, 04/18/31(a)(b)		7,758	7,736,838
Dryden Senior Loan Fund, Series 2017-47A, Class E, (LIBOR USD 3 Month + 6.20%), 8.55%, 04/15/28(a)(b)		500	507,266
Dryden XXV Senior Loan Fund(a)(b):
Series 2012-25A Class ARR, (LIBOR USD 3 Month + 0.90%), 3.25%, 10/15/27		9,320	9,291,084
Series 2012-25A Class CRR, (LIBOR USD 3 Month + 1.85%), 4.20%, 10/15/27		1,500	1,496,700
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.25%, 04/15/29(a)(b)		1,470	1,468,779
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.54%, 08/15/30(a)(b)		23,925	23,958,399
Elevation CLO Ltd.(a)(b):
Series 2016-5A Class D, (LIBOR USD 3 Month + 4.65%), 7.00%, 07/15/28		2,480	2,481,543
Series 2016-5A Class E, (LIBOR USD 3 Month + 6.95%), 9.30%, 07/15/28		1,850	1,854,645
Series 2017-8A Class A1, (LIBOR USD 3 Month + 1.16%), 3.09%, 10/25/30		4,440	4,444,040
Series 2017-8A Class C, (LIBOR USD 3 Month + 2.05%), 3.98%, 10/25/30		2,375	2,371,474
Emerson Park CLO Ltd., Series 2013-1A, Class B1R, (LIBOR USD 3 Month + 1.45%), 3.80%, 07/15/25(a)(b)		1,000	1,000,692

Security	Par (000)		Value
Cayman Islands (continued)
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.24%, 04/15/27(a)(b)	USD	4,600	$4,599,309
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.55%, 10/15/30(a)(b)		5,085	5,095,179
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, (LIBOR USD 3 Month + 5.25%), 7.61%, 04/20/31(a)(b)		500	485,576
Galaxy XXII CLO Ltd.(a)(b):
Series 2016-22A Class A1, (LIBOR USD 3 Month + 1.58%), 3.93%, 07/16/28		2,880	2,880,099
Series 2016-22A Class E1, (LIBOR USD 3 Month + 7.00%), 9.35%, 07/16/28		500	499,990
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A Class B, (LIBOR USD 3 Month + 1.40%), 3.73%, 11/15/26		250	250,001
Series 2018-29A Class C, (LIBOR USD 3 Month + 1.68%), 4.01%, 11/15/26		2,400	2,399,745
Series 2018-29A Class D, (LIBOR USD 3 Month + 2.40%), 4.73%, 11/15/26		3,370	3,370,840
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.40%), 8.75%, 10/15/30(a)(b)		1,500	1,525,797
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, (LIBOR USD 3 Month + 3.50%), 5.86%, 10/29/26(a)(b)		3,297	3,302,048
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 3.43%, 01/18/31(a)(b)		7,620	7,623,894
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (LIBOR USD 1 Month + 1.55%), 3.62%, 03/15/27(a)(b)		2,870	2,859,084
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (LIBOR USD 3 Month + 2.35%), 4.70%, 01/17/27(a)(b)		2,120	2,119,841
GT Loan Financing I Ltd., Series 2013-1A, Class A, (LIBOR USD 3 Month + 1.27%), 3.63%, 10/28/24(a)(b)		1,265	1,265,594
Highbridge Loan Management Ltd.(b):
Series 12A-18 Class A1B, (LIBOR USD 3 Month + 1.25%), 3.62%, 07/18/31(a)		930	930,000
Series 12A-18 Class D, (LIBOR USD 3 Month + 5.15%), 7.52%, 07/18/31(a)		1,860	1,860,000
Series 2013-2A Class DR, (LIBOR USD 3 Month + 6.60%), 8.96%, 10/20/29(a)		500	507,436
Series 4A-2014 Class BR, (LIBOR USD 3 Month + 1.85%), 4.21%, 01/28/30(a)		3,000	2,988,953
Series 5A-2015 Class C1R, (LIBOR USD 3 Month + 2.10%), 4.46%, 01/29/26(a)		3,080	3,081,530
Series 5A-2015 Class C2R, (LIBOR USD 3 Month + 2.10%), 4.46%, 01/29/26(a)		750	751,156
Series 5A-2015 Class D1R, (LIBOR USD 3 Month + 3.30%), 5.66%, 01/29/26(a)		3,470	3,472,731
Series 5A-2015 Class D2R, (LIBOR USD 3 Month + 3.30%), 5.66%, 01/29/26(a)		750	750,591
Series 5A-2015 Class E, (LIBOR USD 3 Month + 5.35%), 7.71%, 01/29/26(a)		2,500	2,503,213
Series 5X-2015 Class E, (LIBOR USD 3 Month + 5.35%), 7.71%, 01/29/26		2,330	2,332,995
Series 6A-2015 Class A1R, (LIBOR USD 3 Month + 1.00%), 3.36%, 02/05/31(a)		8,145	8,153,696

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
Highbridge Loan Management Ltd. (continued)
Series 6A-2015 Class DR, (LIBOR USD 3 Month + 5.10%), 7.46%, 02/05/31(a)	USD	1,620	$1,574,575
Series 7A-2015 Class CR, (LIBOR USD 3 Month + 1.70%), 4.04%, 03/15/27(a)		1,670	1,663,793
Series 7A-2015 Class DR, (LIBOR USD 3 Month + 2.40%), 4.74%, 03/15/27(a)		1,160	1,160,161
Series 7A-2015 Class ER, (LIBOR USD 3 Month + 5.00%), 7.34%, 03/15/27(a)		2,240	2,240,183
Series 8A-2016 Class D, (LIBOR USD 3 Month + 4.85%), 7.21%, 04/20/27(a)		1,560	1,559,951
Series 8A-2016 Class E, (LIBOR USD 3 Month + 7.90%), 10.26%, 04/20/27(a)		750	749,935
Series 8A-2016 Class ER, (LIBOR USD 3 Month + 5.50%), 7.85%, 07/20/30(a)(c)		750	748,500
HPS Loan Management Ltd.(a)(b):
Series 10A-16 Class C, (LIBOR USD 3 Month + 3.65%), 6.01%, 01/20/28		4,912	4,939,211
Series 10A-16 Class D, (LIBOR USD 3 Month + 6.50%), 8.86%, 01/20/28		4,000	4,043,686
Series 11A-17 Class E, (LIBOR USD 3 Month + 6.10%), 8.46%, 05/06/30		350	353,314
Series 9A-2016 Class D2, (LIBOR USD 3 Month + 6.45%), 8.81%, 07/19/27		3,120	3,128,909
Jay Park CLO Ltd., Series 2016-1A, Class D, (LIBOR USD 3 Month + 7.00%), 9.36%, 10/20/27(a)(b)		2,230	2,256,948
KKR CLO 12 Ltd.(a)(b):
Class A1R, (LIBOR USD 3 Month + 1.05%), 3.40%, 07/15/27		15,700	15,700,163
Class ER, (LIBOR USD 3 Month + 5.60%), 7.95%, 07/15/27		1,480	1,484,156
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.00%, 01/20/31(a)(b)		13,480	13,488,168
LCM XIV LP, Series 14A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.44%, 07/20/31(a)(b)		2,220	2,219,937
LCM XVI LP, Series 16A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.38%, 07/15/26(a)(b)		3,330	3,329,454
LCM XVII LP, Series 17A, Class D, (LIBOR USD 3 Month + 3.50%), 5.85%, 10/15/26(a)(b)		1,560	1,559,431
LCM XVIII LP(a):
Series 18A Class ER, (LIBOR USD 3 Month + 5.95%), 8.19%, 04/20/31(b)(c)		500	501,250
Series 18A Class INC, 0.00%, 04/20/31(d)		2,122	1,350,653
LCM XXI LP(a)(b):
Series 21A Class AR, (LIBOR USD 3 Month + 0.88%), 3.24%, 04/20/28		3,670	3,666,634
Series 21A Class ER, (LIBOR USD 3 Month + 5.75%), 8.11%, 04/20/28		1,470	1,486,332
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.67%, 03/20/30(a)(b)		1,350	1,355,417
Limerock CLO III LLC, Series 2014-3A, Class C, (LIBOR USD 3 Month + 3.60%), 5.96%, 10/20/26(a)(b)		8,490	8,505,120
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.20%, 05/15/28(a)(b)		20,720	20,734,352
Madison Park Funding Ltd., Series 2014-12A, Class E, (LIBOR USD 3 Month + 5.10%), 7.46%, 07/20/26(a)(b)		1,140	1,142,390
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (LIBOR USD 3 Month + 7.62%), 9.98%, 01/20/29(a)(b)		1,480	1,506,519

Security	Par (000)		Value
Cayman Islands (continued)
Madison Park Funding XI Ltd.(a)(b):
Series 2013-11A Class AR, (LIBOR USD 3 Month + 1.16%), 3.52%, 07/23/29	USD	1,062	$1,061,702
Series 2013-11A Class ER, (LIBOR USD 3 Month + 6.45%), 8.81%, 07/23/29		1,070	1,073,823
Madison Park Funding XIII Ltd.(a)(b)(c):
Series 2014-13A Class AR2, (LIBOR USD 3 Month + 0.95%), 3.31%, 04/19/30		6,730	6,727,280
Series 2014-13A Class ER, (LIBOR USD 3 Month + 5.75%), 8.11%, 04/19/30		4,000	4,056,611
Madison Park Funding XIV Ltd.(a)(b):
Series 2014-14A Class A2R, (LIBOR USD 3 Month + 1.12%), 3.48%, 07/20/26		18,859	18,856,554
Series 2014-14A Class DR, (LIBOR USD 3 Month + 3.25%), 5.61%, 07/20/26		4,925	4,928,605
Series 2014-14A Class E, (LIBOR USD 3 Month + 4.75%), 7.11%, 07/20/26		1,250	1,253,913
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (LIBOR USD 3 Month + 3.45%), 5.82%, 01/27/26(a)(b)		1,160	1,161,783
Madison Park Funding XVI Ltd.(a)(b):
Series 2015-16A Class C, (LIBOR USD 3 Month + 3.70%), 6.06%, 04/20/26		1,200	1,202,826
Series 2015-16A Class D, (LIBOR USD 3 Month + 5.50%), 7.86%, 04/20/26		4,030	4,038,821
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.55%, 10/21/30(a)(b)		24,930	24,991,637
Madison Park Funding XX Ltd., Series 2016-20A, Class ER, (LIBOR USD 3 Month + 5.30%), 7.63%, 07/27/30(a)(b)		1,740	1,731,239
Madison Park Funding XXVI Ltd.(a)(b):
Series 2017-26A Class AR, (LIBOR USD 3 Month + 1.20%), 3.56%, 07/29/30		7,650	7,668,971
Series 2017-26A Class ER, (LIBOR USD 3 Month + 6.50%), 8.86%, 07/29/30		525	534,916
Madison Park Funding XXX Ltd., Series 2018-30A, Class E, (LIBOR USD 3 Month + 4.95%), 7.29%, 04/15/29(a)(b)		2,050	2,019,926
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.24%, 06/15/28(a)(b)		4,790	4,790,000
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.54%, 12/18/30(a)(b)		4,500	4,504,456
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (LIBOR USD 3 Month + 0.97%), 3.02%, 04/21/31(a)(b)(c)		9,380	9,342,480
Mill Creek II CLO Ltd.(a)(b):
Series 2016-1A Class C, (LIBOR USD 3 Month + 3.35%), 5.71%, 04/20/28		1,600	1,601,296
Series 2016-1A Class E, (LIBOR USD 3 Month + 7.75%), 10.11%, 04/20/28		1,750	1,752,926
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, (LIBOR USD 3 Month + 2.18%), 4.54%, 01/20/24(a)(b)		5,620	5,618,771
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, (LIBOR USD 3 Month + 1.16%), 3.52%, 07/22/24(a)(b)		8,138	8,137,953
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/20/30(a)(b)		8,280	8,305,136

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
MP CLO VII Ltd.(a)(b):
Series 2015-1A Class A1R, (LIBOR USD 3 Month + 0.84%), 3.20%, 04/18/27	USD	1,750	$1,749,143
Series 2015-1A Class DR, (LIBOR USD 3 Month + 2.50%), 4.86%, 04/18/27		1,750	1,742,188
MP CLO VIII Ltd.(a)(b):
Series 2015-2A Class AR, (LIBOR USD 3 Month + 0.91%), 3.27%, 10/28/27		10,100	10,082,561
Series 2015-2A Class ER, (LIBOR USD 3 Month + 5.45%), 7.81%, 10/28/27		740	740,006
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class ER, (LIBOR USD 3 Month + 6.45%), 8.81%, 01/28/30(a)(b)		1,375	1,396,446
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (LIBOR USD 3 Month + 3.05%), 5.40%, 10/15/29(a)(b)		1,600	1,602,974
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.01%, 04/22/29(a)(b)		4,833	4,871,412
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A Class CR, (LIBOR USD 3 Month + 4.25%), 6.60%, 11/14/27		2,110	2,120,134
Series 2014-18A Class DR, (LIBOR USD 3 Month + 7.75%), 10.10%, 11/14/27		750	763,001
Neuberger Berman CLO XVI-S Ltd.(a)(b):
Series 2017-16SA Class A, (LIBOR USD 3 Month + 0.85%), 3.20%, 01/15/28		2,220	2,209,151
Series 2017-16SA Class D, (LIBOR USD 3 Month + 2.50%), 4.85%, 01/15/28		1,650	1,643,915
Neuberger Berman CLO XX Ltd.(a)(b):
Series 2015-20A Class DR, (LIBOR USD 3 Month + 2.40%), 4.75%, 01/15/28		1,750	1,727,715
Series 2015-20A Class ER, (LIBOR USD 3 Month + 5.00%), 7.35%, 01/15/28		8,843	8,849,244
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, (LIBOR USD 3 Month + 6.75%), 9.10%, 10/17/27(a)(b)		1,500	1,516,239
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, (LIBOR USD 3 Month + 6.58%), 8.93%, 10/17/27(a)(b)		1,360	1,374,083
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.53%, 10/18/30(a)(b)		9,050	9,077,098
Neuberger Berman Loan Advisers CLO 28 Ltd., Series 2018-28A, Class E, (LIBOR USD 3 Month + 5.60%), 7.65%, 04/20/30(a)(b)(c)		450	450,000
Northwoods Capital XVII Ltd., Series 2018-17A, Class A, (LIBOR USD 3 Month + 1.06%), 3.31%, 04/22/31(a)(b)		15,130	15,141,627
Oak Hill Credit Partners X Ltd.(a)(b):
Series 2014-10A Class CR, (LIBOR USD 3 Month + 2.12%), 4.48%, 07/20/26		1,200	1,199,511
Series 2014-10A Class DR, (LIBOR USD 3 Month + 3.25%), 5.61%, 07/20/26		250	250,144
Oaktree CLO Ltd.(b):
Series 2015-1, (LIBOR USD 3 Month + 5.20%), 7.56%, 10/20/27		2,000	1,994,171
Series 2015-1A Class A1R, (LIBOR USD 3 Month + 0.87%), 3.23%, 10/20/27(a)		5,380	5,359,037
OCP CLO Ltd.(a)(b):
Series 2012-2A Class DR, (LIBOR USD 3 Month + 4.47%), 6.80%, 11/22/25		1,560	1,575,196
Series 2014-5A Class A1R, (LIBOR USD 3 Month + 1.08%), 3.44%, 04/26/31		3,150	3,137,789

Security	Par (000)		Value
Cayman Islands (continued)
OCP CLO Ltd. (continued)
Series 2014-7A Class A1AR, (LIBOR USD 3 Month + 0.95%), 3.31%, 10/20/26	USD	5,490	$5,489,970
Series 2015-10A Class A1R, (LIBOR USD 3 Month + 0.82%), 3.18%, 10/26/27		3,400	3,399,122
Series 2015-10A Class BR, (LIBOR USD 3 Month + 1.85%), 4.21%, 10/26/27		1,750	1,743,382
Series 2015-8A Class A1R, (LIBOR USD 3 Month + 0.85%), 3.20%, 04/17/27		8,086	8,084,449
Series 2016-12A Class C, (LIBOR USD 3 Month + 4.15%), 6.51%, 10/18/28		1,560	1,570,344
Series 2016-12A Class D, (LIBOR USD 3 Month + 6.10%), 8.46%, 10/18/28		970	980,333
Series 2017-13A Class A1A, (LIBOR USD 3 Month + 1.26%), 3.61%, 07/15/30		17,540	17,581,824
Series 2017-13A Class D, (LIBOR USD 3 Month + 6.63%), 8.98%, 07/15/30		3,080	3,133,066
Series 2017-14A Class B, (LIBOR USD 3 Month + 1.95%), 4.28%, 11/20/30		750	744,596
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 3.32%, 04/16/31(a)(b)		14,800	14,766,869
Octagon Investment Partners 24 Ltd.(a)(b):
Series 2015-1A Class A1R, (LIBOR USD 3 Month + 0.90%), 3.23%, 05/21/27		26,030	26,022,826
Series 2015-1A Class A2AR, (LIBOR USD 3 Month + 1.35%), 3.68%, 05/21/27		7,280	7,236,801
Series 2015-1A Class D, (LIBOR USD 3 Month + 5.50%), 7.83%, 05/21/27		3,060	3,070,686
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.10%), 9.45%, 07/15/27(a)(b)		2,000	1,999,952
Octagon Investment Partners 31 LLC(a)(b):
Series 2017-1A Class E, (LIBOR USD 3 Month + 6.30%), 8.66%, 07/20/30		1,000	1,019,256
Series 2017-1A Class F, (LIBOR USD 3 Month + 8.20%), 10.56%, 07/20/30		1,502	1,506,924
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 3.55%, 01/20/31(a)(b)		1,625	1,627,216
Octagon Investment Partners XVI Ltd.(a)(b):
Series 2013-1A Class A, (LIBOR USD 3 Month + 1.12%), 3.47%, 07/17/25		3,934	3,934,278
Series 2013-1A Class A1R, (LIBOR USD 3 Month + 1.02%), 3.36%, 07/17/30(c)		8,330	8,330,000
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 2.98%, 01/25/31(a)(b)		20,165	20,153,937
Octagon Investment Partners XXI Ltd.(a)(b):
Series 2014-1A Class C, (LIBOR USD 3 Month + 3.65%), 6.01%, 11/14/26		7,475	7,493,104
Series 2014-1A Class D, (LIBOR USD 3 Month + 6.60%), 8.96%, 11/14/26		4,900	4,915,651
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.11%, 01/22/30(a)(b)		2,040	2,017,473
Octagon Investment Partners XXIII Ltd.(a)(b):
Series 2015-1A Class CR, (LIBOR USD 3 Month + 1.85%), 4.11%, 07/15/27		1,470	1,469,528
Series 2015-1A Class ER, (LIBOR USD 3 Month + 5.75%), 8.01%, 07/15/27		3,130	3,166,203
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.48%, 03/20/25(a)(b)		19,506	19,454,637

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, (LIBOR USD 3 Month + 1.01%), 3.37%, 10/20/25(a)(b)	USD	880	$879,925
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, (LIBOR USD 3 Month + 1.12%), 3.48%, 04/20/25(a)(b)		10,149	10,148,812
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, (LIBOR USD 3 Month + 6.70%), 9.06%, 10/20/28(a)(b)		970	980,862
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (LIBOR USD 3 Month + 7.15%), 9.51%, 01/21/30(a)(b)		740	751,521
OHA Loan Funding Ltd.(a):
Series 2013-1A Class B2R, 3.28%, 07/23/25		1,480	1,474,429
Series 2013-2A Class AR, (LIBOR USD 3 Month + 1.04%), 3.37%, 05/23/31(b)(c)		10,470	10,470,000
Series 2016-1A Class D, (LIBOR USD 3 Month + 3.75%), 6.11%, 01/20/28(b)		12,830	12,915,526
OZLM Funding II Ltd.(a)(b):
Series 2012-2A Class A1R, (LIBOR USD 3 Month + 1.44%), 3.80%, 10/30/27		24,637	24,695,550
Series 2012-2A Class DR, (LIBOR USD 3 Month + 7.30%), 9.66%, 10/30/27		3,310	3,317,870
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.36%, 01/22/29(a)(b)		7,065	7,111,560
OZLM Funding IV Ltd.(a)(b):
Series 2013-4A Class A1R, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/22/30		9,540	9,577,730
Series 2013-4A Class A2R, (LIBOR USD 3 Month + 1.70%), 4.06%, 10/22/30		960	958,931
OZLM Funding Ltd., Series 2012-1X, Class SUB, 0.00%, 07/22/29(d)		10,140	4,751,705
OZLM IX Ltd.(a)(b):
Series 2014-9A Class BR, (LIBOR USD 3 Month + 2.35%), 4.71%, 01/20/27		2,530	2,532,357
Series 2014-9A Class CR, (LIBOR USD 3 Month + 3.55%), 5.91%, 01/20/27		8,370	8,379,340
OZLM VI Ltd.(a):
Series 2014-6A Class A1S, (LIBOR USD 3 Month + 1.08%), 3.43%, 04/17/31(b)		3,310	3,302,525
Series 2014-6A Class SUB, 0.00%, 04/17/31(d)		3,200	1,723,613
OZLM VII Ltd.(a)(b):
Series 2014-7A Class B1R, (LIBOR USD 3 Month + 2.25%), 4.60%, 07/17/26		1,360	1,359,978
Series 2014-7A Class CR, (LIBOR USD 3 Month + 3.50%), 5.85%, 07/17/26		1,940	1,939,975
OZLM VIII Ltd.(a)(b):
Series 2014-8A Class A1AR, (LIBOR USD 3 Month + 1.13%), 3.48%, 10/17/26		24,405	24,400,924
Series 2014-8A Class BR, (LIBOR USD 3 Month + 2.25%), 4.60%, 10/17/26		4,750	4,753,811
Series 2014-8A Class CR, (LIBOR USD 3 Month + 3.40%), 5.75%, 10/17/26		4,985	4,990,375
OZLM XI Ltd.(a)(b):
Series 2015-11A Class BR, (LIBOR USD 3 Month + 2.30%), 4.66%, 10/30/30		2,219	2,226,079
Series 2015-11A Class CR, (LIBOR USD 3 Month + 3.60%), 5.96%, 10/30/30		3,876	3,909,966
OZLM XII Ltd.(a)(b):
Series 2015-12A Class A1, (LIBOR USD 3 Month + 1.45%), 3.81%, 04/30/27		2,560	2,564,133

Security	Par (000)		Value
Cayman Islands (continued)
OZLM XII Ltd. (continued)
Series 2015-12A Class A2, (LIBOR USD 3 Month + 2.00%), 4.36%, 04/30/27	USD	2,630	$2,628,947
Series 2015-12A Class B, (LIBOR USD 3 Month + 2.90%), 5.26%, 04/30/27		1,210	1,209,894
Series 2015-12A Class C, (LIBOR USD 3 Month + 3.70%), 6.06%, 04/30/27		875	875,000
OZLM XIII Ltd., Series 2015-13A, Class C, (LIBOR USD 3 Month + 4.50%), 6.86%, 07/30/27(a)(b)		1,165	1,166,374
OZLM XIV Ltd.(a)(b)(c):
Series 2015-14A Class A2AR, (LIBOR USD 3 Month + 1.70%), 3.70%, 01/15/29		9,690	9,690,000
Series 2015-14A Class B1R, (LIBOR USD 3 Month + 2.10%), 4.10%, 01/15/29		8,870	8,870,000
Series 2015-14A Class CR, (LIBOR USD 3 Month + 3.00%), 5.00%, 01/15/29		7,535	7,535,000
Series 2015-14A Class DR, (LIBOR USD 3 Month + 5.80%), 7.80%, 01/15/29		4,340	4,358,988
OZLM XIX Ltd.(a)(b):
Series 2017-19A Class A1, (LIBOR USD 3 Month + 1.22%), 3.57%, 11/22/30		2,250	2,253,294
Series 2017-19A Class D, (LIBOR USD 3 Month + 6.60%), 8.95%, 11/22/30		2,000	2,046,663
OZLM XV Ltd.(a)(b):
Series 2016-15A Class A1, (LIBOR USD 3 Month + 1.49%), 3.85%, 01/20/29		7,880	7,903,786
Series 2016-15A Class A2A, (LIBOR USD 3 Month + 2.10%), 4.46%, 01/20/29		2,920	2,929,885
Series 2016-15A Class C, (LIBOR USD 3 Month + 4.00%), 6.36%, 01/20/29		1,560	1,576,824
Series 2016-15A Class D, (LIBOR USD 3 Month + 7.15%), 9.51%, 01/20/29		1,560	1,584,314
OZLM XVIII Ltd., Series 2018-18A, Class SUB, 0.00%, 04/15/31(a)(d)		700	641,192
OZLM XX Ltd., Series 2018-20A, Class D, (LIBOR USD 3 Month + 5.80%), 7.96%, 04/20/31(a)(b)(c)		740	740,000
OZLM XXI(a)(b):
Series 2017-21A Class B, (LIBOR USD 3 Month + 1.90%), 3.97%, 01/20/31		1,620	1,626,842
Series 2017-21A Class C, (LIBOR USD 3 Month + 2.67%), 4.74%, 01/20/31		6,585	6,529,629
Series 2017-21A Class D, (LIBOR USD 3 Month + 5.54%), 7.61%, 01/20/31		3,315	3,313,456
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A Class A1AR, (LIBOR USD 3 Month + 1.22%), 3.57%, 10/17/27		10,800	10,808,404
Series 2013-2A Class CR, (LIBOR USD 3 Month + 3.60%), 5.95%, 10/17/27		1,360	1,362,683
Series 2014-1A Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.48%, 01/17/31		1,670	1,669,888
Series 2014-1A Class CR2, (LIBOR USD 3 Month + 2.65%), 5.00%, 01/17/31		3,230	3,183,075
Series 2014-1A Class DR2, (LIBOR USD 3 Month + 5.70%), 8.05%, 01/17/31		1,560	1,545,996
Series 2015-2A Class CR, (LIBOR USD 3 Month + 3.70%), 6.06%, 07/20/30		420	423,536
Series 2015-2A Class DR, (LIBOR USD 3 Month + 6.50%), 8.86%, 07/20/30		2,120	2,166,145
Series 2018-1A Class A1, (LIBOR USD 3 Month + 1.03%), 3.21%, 04/18/31(c)		5,910	5,915,910
Series 2018-2A Class D, (LIBOR USD 3 Month + 5.60%), 7.86%, 07/16/31		1,860	1,860,000
Series 2018-3A Class A2, (LIBOR USD 3 Month + 1.35%), 3.69%, 08/15/26		10,427	10,356,618

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.30%), 3.65%, 10/15/25(a)(b)	USD	4,220	$4,221,964
Parallel Ltd.(a)(b):
Series 2015-1A Class AR, (LIBOR USD 3 Month + 0.85%), 3.21%, 07/20/27		4,810	4,808,906
Series 2015-1A Class C1R, (LIBOR USD 3 Month + 1.75%), 4.11%, 07/20/27		1,670	1,663,984
Series 2015-1A Class DR, (LIBOR USD 3 Month + 2.55%), 4.91%, 07/20/27		3,250	3,229,774
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A Class D, (LIBOR USD 3 Month + 7.00%), 9.33%, 08/23/28		4,250	4,258,438
Series 2017-1A Class A1, (LIBOR USD 3 Month + 1.22%), 3.05%, 11/14/29		8,065	8,097,099
Series 2017-1A Class A2, (LIBOR USD 3 Month + 1.70%), 3.53%, 11/14/29		1,500	1,502,608
Series 2017-1A Class D, (LIBOR USD 3 Month + 6.22%), 8.05%, 11/14/29		5,270	5,320,090
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.56%, 10/15/30(a)(b)		2,070	2,077,209
Regatta IV Funding Ltd.(a)(b):
Series 2014-1A Class CR, (LIBOR USD 3 Month + 2.00%), 4.36%, 07/25/26		950	951,140
Series 2014-1A Class DR, (LIBOR USD 3 Month + 3.30%), 5.66%, 07/25/26		1,730	1,731,301
Regatta V Funding Ltd.(a)(b):
Series 2014-1A Class BR, (LIBOR USD 3 Month + 2.30%), 4.66%, 10/25/26		2,665	2,668,451
Series 2014-1A Class C, (LIBOR USD 3 Month + 3.45%), 5.81%, 10/25/26		5,475	5,482,014
Regatta XI Funding Ltd., Series 2018-1A, Class SUB, 0.00%, 07/17/31(a)(d)		1,860	1,543,800
Rockford Tower CLO Ltd.(a)(b):
Series 2017-1A Class B, (LIBOR USD 3 Month + 1.80%), 4.15%, 04/15/29		4,420	4,427,021
Series 2017-1A Class D, (LIBOR USD 3 Month + 3.25%), 5.60%, 04/15/29		6,860	6,868,832
Series 2017-1A Class E, (LIBOR USD 3 Month + 5.40%), 7.75%, 04/15/29		7,800	7,820,688
Series 2017-2A Class B, (LIBOR USD 3 Month + 1.75%), 4.10%, 10/15/29		5,700	5,712,369
Series 2017-2A Class C, (LIBOR USD 3 Month + 2.30%), 4.65%, 10/15/29		1,250	1,260,442
Series 2017-2A Class D, (LIBOR USD 3 Month + 3.45%), 5.80%, 10/15/29		5,360	5,391,406
Series 2017-2A Class E, (LIBOR USD 3 Month + 6.08%), 8.43%, 10/15/29		7,140	7,186,651
Series 2017-3A Class A, (LIBOR USD 3 Month + 1.19%), 3.15%, 10/20/30		17,310	17,310,734
Series 2017-3A Class E, (LIBOR USD 3 Month + 5.75%), 7.71%, 10/20/30		2,335	2,304,173
Series 2018-1A Class E, (LIBOR USD 3 Month + 5.85%), 8.11%, 05/20/31		740	739,894
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.78%, 04/20/31(a)(b)		10,180	10,187,962
RR 2 Ltd.(a)(b):
Series 2017-2A Class B, (LIBOR USD 3 Month + 2.00%), 4.35%, 10/15/29		500	499,438
Series 2017-2A Class D, (LIBOR USD 3 Month + 6.20%), 8.55%, 10/15/29		1,340	1,351,296

Security	Par (000)		Value
Cayman Islands (continued)
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.44%, 01/15/30(a)(b)	USD	14,855	$14,854,290
Seneca Park CLO Ltd.(a):
Series 2014-1A Class CR, (LIBOR USD 3 Month + 2.15%), 4.50%, 07/17/26(b)		2,000	1,999,231
Series 2014-1A Class D, (LIBOR USD 3 Month + 3.50%), 5.85%, 07/17/26(b)		7,660	7,665,145
Series 2014-1A Class SUB, 0.00%, 07/17/26(d)		2,000	680,294
Shackleton CLO Ltd.(a)(b):
Series 2013-3A Class AR, (LIBOR USD 3 Month + 1.12%), 2.84%, 07/15/30		8,880	8,889,670
Series 2013-3A Class DR, (LIBOR USD 3 Month + 3.02%), 4.74%, 07/15/30		1,000	992,748
Silver Creek CLO Ltd.(a)(b):
Series 2014-1A Class AR, (LIBOR USD 3 Month + 1.24%), 3.60%, 07/20/30		3,750	3,762,416
Series 2014-1A Class DR, (LIBOR USD 3 Month + 3.35%), 5.71%, 07/20/30		500	503,031
Series 2014-1A Class E1R, (LIBOR USD 3 Month + 5.62%), 7.98%, 07/20/30		500	499,065
Sound Point CLO II Ltd.(a)(b):
Series 2013-1A Class A1R, (LIBOR USD 3 Month + 1.07%), 3.43%, 01/26/31		1,000	997,810
Series 2013-1A Class A3R, (LIBOR USD 3 Month + 1.85%), 4.21%, 01/26/31		1,250	1,249,642
Sound Point CLO IX Ltd.(a)(b):
Series 2015-2A Class DR, (LIBOR USD 3 Month + 2.65%), 5.01%, 07/20/27		1,300	1,287,598
Series 2015-2A Class E, (LIBOR USD 3 Month + 5.50%), 7.86%, 07/20/27		1,300	1,308,495
Sound Point CLO V Ltd., Series 2014-1A, Class E, (LIBOR USD 3 Month + 4.25%), 6.61%, 04/18/26(a)(b)		1,551	1,552,583
Sound Point CLO VII Ltd., Series 2014-3A, Class D, (LIBOR USD 3 Month + 3.60%), 5.96%, 01/23/27(a)(b)		2,160	2,164,078
Sound Point CLO X Ltd., Series 2015-3A, Class ER, (LIBOR USD 3 Month + 5.25%), 7.61%, 01/20/28(a)(b)(c)		4,870	4,860,260
Sound Point CLO XI Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 6.95%), 9.31%, 07/20/28(a)(b)		7,200	7,286,002
Sound Point CLO XII Ltd.(a)(b):
Series 2016-2A Class A, (LIBOR USD 3 Month + 1.66%), 4.02%, 10/20/28		4,700	4,700,000
Series 2016-2A Class D, (LIBOR USD 3 Month + 4.25%), 6.61%, 10/20/28		1,000	1,009,041
Series 2016-2A Class E, (LIBOR USD 3 Month + 6.40%), 8.76%, 10/20/28		2,350	2,374,143
Sound Point CLO XIV Ltd.(a)(b):
Series 2016-3A Class C, (LIBOR USD 3 Month + 2.65%), 5.01%, 01/23/29		1,560	1,567,669
Series 2016-3A Class E, (LIBOR USD 3 Month + 6.65%), 9.01%, 01/23/29		4,560	4,618,711
Sound Point CLO XVIII Ltd.(a)(b):
Series 2017-4A Class A1, (LIBOR USD 3 Month + 1.12%), 2.86%, 01/21/31		2,530	2,524,482
Series 2017-4A Class B, (LIBOR USD 3 Month + 1.80%), 3.54%, 01/21/31		1,010	1,006,952
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, (LIBOR USD 3 Month + 1.15%), 3.65%, 04/18/31(a)(b)(c)		2,090	2,093,553

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
Steele Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 2.88%, 01/15/30(a)(b)	USD	6,020	$6,026,465
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.80%), 4.15%, 01/15/30(a)(b)		1,775	1,765,746
Symphony CLO VIII LP(a)(b):
Series 2012-8A Class CR, (LIBOR USD 3 Month + 3.05%), 5.38%, 01/09/23		750	749,982
Series 2012-8A Class ER, (LIBOR USD 3 Month + 6.00%), 8.33%, 01/09/23		6,880	6,886,321
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.38%, 10/15/25(a)(b)		984	983,719
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (LIBOR USD 3 Month + 0.96%), 3.30%, 04/16/31(a)(b)		4,520	4,494,266
Symphony CLO XV Ltd.(a)(b):
Series 2014-15A Class DR, (LIBOR USD 3 Month + 3.35%), 5.70%, 10/17/26		6,225	6,227,559
Series 2014-15A Class E, (LIBOR USD 3 Month + 5.05%), 7.40%, 10/17/26		2,075	2,075,940
Symphony CLO XVI Ltd., Series 2015-16A, Class E, (LIBOR USD 3 Month + 5.45%), 7.80%, 07/15/28(a)(b)		620	620,000
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.23%, 04/15/28(a)(b)		5,170	5,162,119
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.36%, 01/23/28(a)(b)		750	759,000
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.52%, 11/17/30(a)(b)		5,440	5,459,538
TCI-Symphony CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.45%), 8.80%, 07/15/30(a)(b)		1,921	1,944,874
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, (LIBOR USD 3 Month + 3.40%), 5.76%, 10/20/26(a)(b)		4,340	4,344,834
THL Credit Wind River CLO Ltd.(a)(b):
Series 2014-3A Class AR, (LIBOR USD 3 Month + 1.10%), 3.46%, 01/22/27		4,480	4,479,162
Series 2014-3A Class DR, (LIBOR USD 3 Month + 3.35%), 5.71%, 01/22/27		750	750,670
Series 2014-3A Class E, (LIBOR USD 3 Month + 5.60%), 7.96%, 01/22/27		750	750,979
Series 2015-1A Class E1, (LIBOR USD 3 Month + 5.55%), 7.91%, 07/20/27		2,330	2,336,958
TIAA CLO II Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 5.85%), 8.21%, 04/20/29(a)(b)		500	503,360
TIAA CLO III Ltd.(a)(b):
Series 2017-2A Class A, (LIBOR USD 3 Month + 1.15%), 3.50%, 01/16/31		10,600	10,582,221
Series 2017-2A Class B, (LIBOR USD 3 Month + 1.50%), 3.85%, 01/16/31		750	742,464
TICP CLO VI Ltd., Series 2016-6A, Class E, (LIBOR USD 3 Month + 6.55%), 8.90%, 01/15/29(a)(b)		1,480	1,496,018
TICP CLO VII Ltd., Series 2017-7A, Class E, (LIBOR USD 3 Month + 6.51%), 8.86%, 07/15/29(a)(b)		6,830	6,975,979

Security	Par (000)		Value
Cayman Islands (continued)
Treman Park CLO Ltd.(a)(b):
Series 2015-1A Class AR, (LIBOR USD 3 Month + 1.37%), 3.73%, 04/20/27	USD	2,345	$2,339,051
Series 2015-1A Class D, (LIBOR USD 3 Month + 3.86%), 6.22%, 04/20/27		7,200	7,220,923
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.75%), 8.08%, 07/25/31(a)(b)(c)		1,860	1,860,000
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, (LIBOR USD 3 Month + 0.45%), 2.77%, 03/03/39(a)(b)(c)		50,060	3,153,780
Venture 32 CLO Ltd., Series 2018-32A, Class A2A, (LIBOR USD 3 Month + 1.07%), 3.40%, 07/15/31(a)(b)(c)		7,080	7,080,000
Venture XIX CLO Ltd.(a)(b):
Series 2014-19A Class AR, (LIBOR USD 3 Month + 1.37%), 3.72%, 01/15/27		5,020	5,017,731
Series 2014-19A Class BR, (LIBOR USD 3 Month + 2.00%), 4.35%, 01/15/27		2,350	2,349,315
Venture XXIV CLO Ltd., Series 2016-24A, Class E, (LIBOR USD 3 Month + 6.72%), 9.08%, 10/20/28(a)(b)		2,696	2,726,366
Venture XXVI CLO Ltd.(a)(b):
Series 2017-26A Class D, (LIBOR USD 3 Month + 4.25%), 6.61%, 01/20/29		2,650	2,689,526
Series 2017-26A Class E, (LIBOR USD 3 Month + 6.80%), 9.16%, 01/20/29		3,340	3,404,471
Vibrant CLO III Ltd.(a)(b):
Series 2015-3A Class A1R, (LIBOR USD 3 Month + 1.48%), 3.84%, 04/20/26		2,315	2,315,832
Series 2015-3A Class A2R, (LIBOR USD 3 Month + 2.05%), 4.41%, 04/20/26		750	749,743
Series 2015-3A Class BR, (LIBOR USD 3 Month + 2.95%), 5.31%, 04/20/26		1,560	1,559,111
Vibrant CLO IV Ltd.(a)(b):
Series 2016-4A Class C, (LIBOR USD 3 Month + 3.30%), 5.66%, 07/20/28		4,440	4,475,702
Series 2016-4A Class D, (LIBOR USD 3 Month + 4.50%), 6.86%, 07/20/28		1,680	1,703,262
Vibrant CLO V Ltd., Series 2016-5A, Class A, (LIBOR USD 3 Month + 1.55%), 3.91%, 01/20/29(a)(b)		2,920	2,939,243
Voya CLO Ltd.(a)(b):
Series 2013-3A Class A1R, (LIBOR USD 3 Month + 1.05%), 3.41%, 01/18/26		11,310	11,308,521
Series 2013-3A Class A2R, (LIBOR USD 3 Month + 1.50%), 3.86%, 01/18/26		4,475	4,474,549
Series 2013-3A Class BR, (LIBOR USD 3 Month + 2.15%), 4.51%, 01/18/26		5,440	5,437,870
Series 2014-4A Class BR, (LIBOR USD 3 Month + 2.00%), 4.35%, 10/14/26		3,385	3,384,978
Series 2014-4A Class CR, (LIBOR USD 3 Month + 3.00%), 5.35%, 10/14/26		10,035	10,034,771
Series 2016-2A Class D, (LIBOR USD 3 Month + 6.95%), 9.31%, 07/19/28		975	978,018
Series 2016-3A Class D, (LIBOR USD 3 Month + 6.85%), 9.21%, 10/18/27		1,170	1,183,121
Series 2016-4A Class E2, (LIBOR USD 3 Month + 6.65%), 9.01%, 07/20/29		750	759,619
Series 2017-4A Class A1, (LIBOR USD 3 Month + 1.13%), 3.48%, 10/15/30		3,500	3,510,734
Webster Park CLO Ltd.(a)(b):
Series 2015-1A Class C, (LIBOR USD 3 Month + 4.05%), 6.41%, 01/20/27		7,760	7,760,002

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
Webster Park CLO Ltd. (continued)
Series 2015-1A Class D, (LIBOR USD 3 Month + 6.10%), 8.46%, 01/20/27	USD	4,400	$4,399,718
Wellfleet CLO Ltd.(a)(b):
Series 2015-1A Class DR, (LIBOR USD 3 Month + 2.80%), 5.16%, 10/20/27		5,750	5,724,228
Series 2015-1A Class ER, (LIBOR USD 3 Month + 5.80%), 8.16%, 10/20/27		2,125	2,127,952
Series 2017-3A Class A1, (LIBOR USD 3 Month + 1.15%), 2.88%, 01/17/31		15,770	15,783,878
Series 2017-3A Class B, (LIBOR USD 3 Month + 1.95%), 3.68%, 01/17/31		1,490	1,491,984
West CLO Ltd., Series 2013-1A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.52%, 11/07/25(a)(b)		22,437	22,439,028
Westcott Park CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.20%), 9.56%, 07/20/28(a)(b)		4,420	4,520,500
York CLO 1 Ltd.(a)(b):
Series 2014-1A Class CR, (LIBOR USD 3 Month + 2.35%), 4.71%, 01/22/27		1,160	1,161,418
Series 2014-1A Class DR, (LIBOR USD 3 Month + 3.40%), 5.76%, 01/22/27		2,150	2,151,589
Series 2014-1A Class E, (LIBOR USD 3 Month + 5.45%), 7.81%, 01/22/27		3,880	3,881,503
York CLO-2 Ltd.(a)(b):
Series 2015-1A Class AR, (LIBOR USD 3 Month + 1.15%), 3.51%, 01/22/31		9,001	8,995,388
Series 2015-1A Class ER, (LIBOR USD 3 Month + 5.65%), 8.01%, 01/22/31		4,900	4,873,295
Series 2015-1A Class F, (LIBOR USD 3 Month + 7.25%), 9.61%, 01/22/31		255	237,709
York CLO-3 Ltd.(a):
Series 2016-1A Class AR, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/20/29(b)		6,540	6,568,472
Series 2016-1A Class BR, (LIBOR USD 3 Month + 1.75%), 4.11%, 10/20/29(b)		3,830	3,837,725
Series 2016-1A Class DR, (LIBOR USD 3 Month + 3.60%), 5.96%, 10/20/29(b)		9,678	9,754,685
Series 2016-1A Class ER, (LIBOR USD 3 Month + 6.40%), 8.76%, 10/20/29(b)		7,052	7,139,609
Series 2016-1A Class FR, (LIBOR USD 3 Month + 7.25%), 9.61%, 10/20/29(b)		2,917	2,867,177
Series 2016-1A Class SUB, 0.00%, 10/20/29(d)		11,050	9,084,291
York CLO-4 Ltd.(a)(b):
Series 2016-2A Class D, (LIBOR USD 3 Month + 4.10%), 6.46%, 01/20/30		2,140	2,184,086
Series 2016-2A Class E, (LIBOR USD 3 Month + 6.94%), 9.30%, 01/20/30		6,180	6,275,652

			2,422,091,847
France — 0.0%
FCT Noria(b):
Series 2018-1 Class D, (EURIBOR 1 Month + 1.50%), 1.13%, 06/25/38	EUR	1,700	1,986,010
Series 2018-1 Class E, (EURIBOR 1 Month + 2.65%), 2.28%, 06/25/38		1,800	2,102,873

			4,088,883
Ireland — 0.3%
Aclo, Series 2X, Class B1.35%, 10/13/29(c)(d)		2,671	3,119,194
Adagio V CLO DAC, Series V-X, Class E, (EURIBOR 3 Month + 6.70%), 6.70%, 10/15/29(b)		700	834,733

Security	Par (000)		Value
Ireland (continued)
Aqueduct European CLO DAC(b):
Series 2017-2X Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 10/15/30	EUR	2,518	$2,917,113
Series 2017-2X Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30		534	589,552
Arbour CLO DAC, Series 2014-1X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 07/15/27(b)		2,106	2,463,068
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(b)		1,100	1,308,630
AVOCA(b):
Series 18X Class B1, (EURIBOR 3 Month + 1.25%), 1.25%, 04/15/31		5,800	6,744,513
Series 2018X Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31		2,300	2,580,327
Avoca Capital CLO X Ltd., Series 10X, Class ER, (EURIBOR 3 Month + 6.05%), 6.05%, 01/15/30(b)		1,300	1,543,377
Avoca CLO XV DAC:
Series 15X Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(b)		2,260	2,465,672
Series 15X Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(b)		1,760	1,918,133
Series 15X Class M1, 0.00%, 04/15/31(d)		3,100	2,979,466
BILB, Series 1X, Class A2A, (EURIBOR 3 Month + 1.30%), 0.98%, 07/20/31(b)		4,300	4,988,900
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.41%, 07/20/31(b)		1,400	1,540,912
Cadogan Square CLO X DAC, Series 10X, Class M, 0.00%, 10/25/30(d)		600	671,249
Cadogan Square CLO XI DAC, Series 11X, Class C, (EURIBOR 3 Month + 1.85%), 1.85%, 02/15/31(b)(c)		1,350	1,576,530
CVC Cordatus Loan Fund IV Ltd.:
Series 4X Class E, (EURIBOR 6 Month + 5.90%), 5.90%, 01/24/28(b)		1,700	2,009,263
Series 4X Class SUB, 0.00%, 01/24/28(d)		10,200	11,055,488
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 04/15/32(d)		4,605	3,849,172
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, (EURIBOR 3 Month + 7.00%), 7.00%, 08/15/29(b)		1,120	1,323,142
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30(b)		700	837,602
Dorchester Park CLO Ltd.(a)(b):
Series 2015-1A Class BR, (LIBOR USD 3 Month + 1.45%), 3.53%, 04/20/28		4,243	4,243,000
Series 2015-1A Class CR, (LIBOR USD 3 Month + 1.75%), 3.83%, 04/20/28		1,860	1,860,000
GLG Euro CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 4.27%), 4.27%, 05/15/31(b)		1,700	1,877,063
GLGE(b):
Series 4X, (EURIBOR 3 Month + 0.70%), 0.70%, 10/15/30		6,200	7,207,219
Series 4X, (EURIBOR 3 Month + 1.05%), 1.05%, 10/15/30(c)		3,581	4,183,564
Harvest CLO XVI DAC, Series 16X, Class E, (EURIBOR 3 Month + 6.40%), 6.40%, 10/15/29(b)		880	1,044,995

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Ireland (continued)
OCP Euro CLO DAC(b):
Series 2017-2X Class A, (EURIBOR 3 Month + 0.82%), 0.82%, 01/15/32	EUR	1,250	$1,459,644
Series 2017-2X Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 01/15/32		1,500	1,751,727
Series 2017-2X Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32		897	1,039,563
Series 2017-2X Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		600	667,214
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(b)		400	469,840
OZLME, Series 4X, Class B, 1.03%, 10/15/31(d)		2,890	3,374,942
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(b)		862	983,392
Small Business Origination Loan Trust DAC, Series 2018-1, Class B, (LIBOR GBP 1 Month + 1.25%), 1.76%, 12/15/26(b)	GBP	973	1,284,786
St Paul’s CLO VI DAC, Series 6X, Class D, (EURIBOR 3 Month + 6.50%), 6.50%, 07/22/29(b)	EUR	1,410	1,657,557
Voya Euro CLO I DAC, Series 1X, Class SUB, 0.00%, 10/15/30(c)(d)		1,749	1,960,783

			92,381,325
Netherlands — 0.1%
ALME Loan Funding V BV, Series 5X, Class E, (EURIBOR 3 Month + 6.00%), 6.00%, 07/15/29(b)		2,195	2,576,842
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(b)		544	656,680
Avoca CLO XIV Designated Activity Co.:
Series 14X Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(b)		2,240	2,537,084
Series 14X Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(b)		1,100	1,201,126
Series 14X Class R, 0.00%, 01/12/31(d)		4,510	4,242,737
Avoca CLO XVII Designated Activity Co., Series 17X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 01/15/30(b)		1,096	1,294,251
Cairn CLO IX BV:
Series 2018-9X Class A, (EURIBOR 3 Month + 0.71%), 0.71%, 03/21/32(b)		2,900	3,372,068
Series 2018-9X Class B1, (EURIBOR 3 Month + 1.00%), 1.00%, 03/21/32(b)		2,600	2,980,348
Series 2018-9X Class M2, 0.00%, 03/21/32(d)		1,100	1,258,948
Cairn CLO VI BV, Series 2016-6X, Class E, (EURIBOR 3 Month + 6.25%), 6.25%, 07/25/29(b)		1,100	1,287,087
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 01/15/30(b)		780	922,962
Dryden 56 Euro CLO BV, Series 2017-56X, Class E, (EURIBOR 3 Month + 4.72%), 4.72%, 01/15/32(b)		1,225	1,393,045
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(b)		800	947,413
Halcyon Loan Advisors European Funding, Series 2018-1X, Class B1, (EURIBOR 3 Month + 1.48%), 0.00%, 10/18/31(b)		2,600	3,036,280

Security	Par (000)		Value
Netherlands (continued)
Jubilee CDO VIII BV, Series VIII-X, Class SUB, (EURIBOR 6 Month + 5.00%), 4.73%, 01/15/24(b)(c)	EUR	5,820	$1
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(b)		950	1,140,613
OZLME III DAC:
Series 3X Class A1, (EURIBOR 3 Month + 0.75%), 0.75%, 08/24/30(b)		4,600	5,357,541
Series 3X Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(b)		1,800	2,063,052
Series 3X Class SUB, 0.00%, 08/24/30(d)		3,000	3,180,513
St Paul’s CLO IX DAC, Series 9X, Class A, (EURIBOR 3 Month + 0.82%), 0.82%, 11/15/30(b)(c)		4,560	5,327,831

			44,776,422
Portugal — 0.1%
TAGUS - Sociedade de Titularizacao de Creditos SA, Class SNR, 2.42%, 02/12/21		13,287	15,847,009
TAGUS-Sociedade de Titularizacao de Creditos SA, Class SEN, 0.85%, 02/12/22		24,808	28,928,637

			44,775,646
United Kingdom — 0.2%
E-CARAT 5 plc, Class B, (LIBOR GBP 1 Month + 0.95%), 1.46%, 04/18/23(b)	GBP	5,375	7,098,091
Marketplace Originated Consumer Assets plc, Series 2016-1, Class B, (LIBOR GBP 1 Month + 2.90%), 3.41%, 10/20/24(b)		542	719,232
Motor plc:
Series 2016-1 Class C, 3.75%, 11/25/25		6,720	8,934,960
Series 2016-1 Class D, 4.25%, 11/25/25		1,325	1,765,918
Series 2016-1 Class E, 5.25%, 11/25/25		1,112	1,489,525
Newday Funding plc(b):
Series 2017-1 Class C, (LIBOR GBP 1 Month + 1.90%), 2.41%, 07/15/25		3,800	5,035,672
Series 2017-1 Class D, (LIBOR GBP 1 Month + 2.25%), 2.76%, 07/15/25		3,900	5,182,997
PCL Funding II plc(b):
Series 2017-1 Class B, (LIBOR GBP 1 Month + 1.75%), 2.26%, 06/15/22		904	1,204,564
Series 2017-1 Class C, (LIBOR GBP 1 Month + 2.25%), 2.76%, 06/15/22		556	735,175
PCL Funding III plc(b):
Series 2017-2 Class B, (LIBOR GBP 1 Month + 1.40%), 1.91%, 06/15/23		821	1,086,650
Series 2017-2 Class C, (LIBOR GBP 1 Month + 1.85%), 2.36%, 06/15/23		635	834,479
Trafford Centre Finance Ltd. (The), Series B2, (LIBOR GBP 3 Month + 0.83%), 1.54%, 07/28/35(b)		3,400	3,996,072
Unique Pub Finance Co. plc (The), Series A, 45.66%, 06/30/27		14,282	20,753,383

			58,836,718
United States — 5.7%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (LIBOR USD 1 Month + 0.34%), 2.43%, 04/25/36(b)	USD	14,870	7,712,236
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 2.22%, 05/25/37(b)		8,581	2,719,454
ACE Securities Manufactured Housing Loan Trust, Series 2003-MH1, Class B2 0.00%, 08/15/30(a)(c)		4,874	3,729,495

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Ajax Mortgage Loan Trust(a):
Series 2016-1 Class A, 4.25%, 07/25/47(e)	USD	6,152	$6,169,413
Series 2016-B Class A, 4.00%, 09/25/65(e)		8,291	8,307,974
Series 2016-C Class A, 4.00%, 10/25/57(e)		5,482	5,495,343
Series 2017-A Class A, 3.47%, 04/25/57(e)		24,506	24,333,814
Series 2017-D Class A, 3.75%, 12/25/57(c)		30,890	30,775,630
Series 2017-D Class B, 0.00%, 12/25/57(c)(d)		4,638	2,864,089
Series 2018-A Class A, 3.85%, 04/25/58(c)		32,710	32,726,842
Series 2018-A Class B, 0.00%, 04/25/58(c)(d)		9,816	5,873,081
ALM XVII Ltd., Series 2015-17A, Class C1, (LIBOR USD 3 Month + 4.15%), 6.50%, 01/15/28(a)(b)		2,530	2,530,910
American Homes 4 Rent, Series 2015-SFR1, Class XS 0.00%, 04/17/52(a)(d)		23,398	234
American Homes 4 Rent Trust, Series 2014-SFR2, Class E 6.23%, 10/17/36(a)		8,624	9,503,361
AMSR Trust(a)(b):
Series 2016-SFR1 Class E, (LIBOR USD 1 Month + 3.15%), 5.24%, 11/17/33		3,140	3,159,576
Series 2016-SFR1 Class F, (LIBOR USD 1 Month + 3.90%), 5.99%, 11/17/33		1,145	1,155,592
Series 2016-SFR1 Class G, (LIBOR USD 1 Month + 5.10%), 7.19%, 11/17/33		4,170	4,226,848
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.24%), 2.33%, 05/25/35(b)(c)		9,826	7,320,577
B2R Mortgage Trust(a):
Series 2015-1 Class A1, 2.52%, 05/15/48		2,862	2,823,289
Series 2015-2 Class A, 3.34%, 11/15/48		3,683	3,661,556
Series 2015-2 Class XA, 2.40%, 11/15/48(d)		44,431	1,587,077
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1 7.93%, 12/10/25(d)		8,475	5,937,938
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.02%, 07/20/29(a)(b)		2,210	2,209,956
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B Class A1, (LIBOR USD 1 Month + 0.50%), 2.60%, 05/28/39		33,190	29,373,367
Series 2004-B Class A2, (LIBOR USD 1 Month + 0.65%), 2.75%, 05/28/39		1,840	1,734,542
Series 2005-A Class A1, (LIBOR USD 1 Month + 1.00%), 3.10%, 02/28/40		8,545	8,453,569
Series 2005-E Class A1, (LIBOR USD 1 Month + 1.00%), 3.10%, 12/28/40		4,297	4,068,149
BCMSC Trust(d):
Series 2000-A Class A2, 7.58%, 06/15/30		7,777	2,968,245
Series 2000-A Class A3, 7.83%, 06/15/30		7,219	2,848,258
Series 2000-A Class A4, 8.29%, 06/15/30		12,361	5,163,462
Bear Stearns Asset-Backed Securities I Trust(b):
Series 2004-HE7 Class M2, (LIBOR USD 1 Month + 1.73%), 3.82%, 08/25/34		719	692,858
Series 2006-EC2 Class M2, (LIBOR USD 1 Month + 0.42%), 2.51%, 02/25/36		2,709	2,662,117
Series 2006-HE1 Class 1M4, (LIBOR USD 1 Month + 0.68%), 2.77%, 12/25/35		5,155	5,952,683
Series 2006-HE7 Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.26%, 09/25/36		7,341	8,201,880
Series 2007-FS1 Class 1A3, (LIBOR USD 1 Month + 0.17%), 2.26%, 05/25/35		5,404	5,581,881
Series 2007-HE1 Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.25%, 01/25/37		3,651	3,574,195
Series 2007-HE2 Class 1A4, (LIBOR USD 1 Month + 0.32%), 2.41%, 03/25/37		2,901	2,149,993

Security	Par (000)		Value
United States (continued)
Bear Stearns Asset-Backed Securities I Trust (continued)
Series 2007-HE2 Class 22A, (LIBOR USD 1 Month + 0.14%), 2.23%, 03/25/37	USD	4,963	$4,782,948
Series 2007-HE2 Class 23A, (LIBOR USD 1 Month + 0.14%), 2.23%, 03/25/37		9,170	9,072,017
Series 2007-HE3 Class 1A3, (LIBOR USD 1 Month + 0.25%), 2.34%, 04/25/37		3,039	3,136,468
Series 2007-HE3 Class 1A4, (LIBOR USD 1 Month + 0.35%), 2.44%, 04/25/37		19,241	15,169,784
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.29%, 01/25/36(b)		890	876,945
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, (LIBOR USD 1 Month + 1.20%), 3.29%, 01/25/36(a)(b)		5,034	4,912,790
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A Class CR, (LIBOR USD 3 Month + 4.10%), 6.45%, 10/14/28(a)(b)		9,300	9,341,578
Series 2012-4X Class INC, 0.00%, 01/20/29(d)		2,508	1,955,432
Series 2013-2A Class AR, (LIBOR USD 3 Month + 0.89%), 3.25%, 01/18/29(a)(b)		3,630	3,625,943
Series 2015-3A Class D, (LIBOR USD 3 Month + 5.70%), 8.06%, 07/28/28(a)(b)		2,070	2,069,838
Carrington Mortgage Loan Trust(b):
Series 2005-FRE1 Class M1, (LIBOR USD 1 Month + 0.47%), 2.56%, 12/25/35		6,172	6,146,874
Series 2006-FRE1 Class A4, (LIBOR USD 1 Month + 0.25%), 2.34%, 04/25/36		9,244	7,501,332
Series 2006-FRE2 Class A2, (LIBOR USD 1 Month + 0.12%), 2.21%, 10/25/36		4,018	3,043,727
Series 2006-FRE2 Class A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		11,043	8,402,287
Series 2006-FRE2 Class A5, (LIBOR USD 1 Month + 0.08%), 2.17%, 10/25/36		4,714	3,553,741
Series 2006-NC1 Class M2, (LIBOR USD 1 Month + 0.42%), 2.51%, 01/25/36		1,620	1,141,603
Series 2006-NC3 Class A4, (LIBOR USD 1 Month + 0.24%), 2.33%, 08/25/36		9,267	7,089,355
Series 2006-NC4 Class A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		3,545	3,309,152
Series 2006-NC5 Class A3, (LIBOR USD 1 Month + 0.15%), 2.24%, 01/25/37		2,500	1,964,856
Series 2007-HE1 Class A2, (LIBOR USD 1 Month + 0.15%), 2.24%, 06/25/37		2,605	2,582,898
Series 2007-RFC1 Class A4, (LIBOR USD 1 Month + 0.22%), 2.31%, 10/25/36		5,940	4,020,506
C-BASS Trust:
Series 2006-CB7 Class A4, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36(b)		2,026	1,469,770
Series 2007-CB1 Class AF2, 3.67%, 01/25/37(e)		18,936	9,014,951
Series 2007-CB1 Class AF4, 3.67%, 01/25/37(e)		1,292	614,973
Series 2007-CB5 Class A2, (LIBOR USD 1 Month + 0.17%), 2.26%, 04/25/37(b)		3,118	2,360,576
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1 5.19%, 06/25/37(e)		7,650	7,288,629
Citigroup Mortgage Loan Trust(b):
Series 2007-AHL2 Class A3B, (LIBOR USD 1 Month + 0.20%), 2.29%, 05/25/37		20,602	14,977,081
Series 2007-AHL2 Class A3C, (LIBOR USD 1 Month + 0.27%), 2.36%, 05/25/37		9,359	6,863,840

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (LIBOR USD 1 Month + 0.32%), 2.41%, 11/25/36(b)	USD	7,880	$6,689,988
Conseco Finance Corp.:
Series 1996-10 Class B1, 7.24%, 11/15/28(d)		3,737	3,032,511
Series 1997-3 Class M1, 7.53%, 03/15/28(d)		7,065	7,007,513
Series 1997-6 Class M1, 7.21%, 01/15/29(d)		5,298	5,297,110
Series 1998-4 Class M1, 6.83%, 04/01/30(d)		1,001	894,291
Series 1998-6 Class M1, 6.63%, 06/01/30(d)		2,998	2,778,065
Series 1998-8 Class A1, 6.28%, 09/01/30		4,187	4,466,540
Series 1998-8 Class M1, 6.98%, 09/01/30(d)		7,694	6,638,609
Series 1999-5 Class A5, 7.86%, 03/01/30(d)		4,992	3,710,198
Series 1999-5 Class A6, 7.50%, 03/01/30(d)		3,655	2,629,808
Conseco Finance Securitizations Corp.:
Series 2000-1 Class A5, 8.06%, 09/01/29(d)		4,675	2,399,414
Series 2000-4 Class A5, 7.97%, 05/01/32		16,371	7,923,315
Series 2000-4 Class A6, 8.31%, 05/01/32(d)		5,781	2,914,632
Series 2000-5 Class A6, 7.96%, 05/01/31		6,993	4,404,946
Series 2000-5 Class A7, 8.20%, 05/01/31		12,732	8,235,433
Countrywide Asset-Backed Certificates:
Series 2006-S3 Class A4, 4.50%, 01/25/29(e)		1,931	2,005,523
Series 2007-S3 Class A3, (LIBOR USD 1 Month + 0.38%), 2.47%, 05/25/37(b)		9,492	8,671,266
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.50%, 01/25/30(a)		7,639	7,105,159
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2 Class AF4, 3.45%, 12/25/36(e)		1,566	1,340,914
Series 2006-MH1 Class B1, 6.25%, 10/25/36(a)(e)		2,397	2,421,180
Series 2006-SL1 Class A2, 5.56%, 09/25/36(a)(e)		13,921	2,503,344
Series 2007-CB6 Class A4, (LIBOR USD 1 Month + 0.34%), 2.43%, 07/25/37(a)(b)		2,463	1,649,929
Series 2007-RP1 Class A, (LIBOR USD 1 Month + 0.31%), 2.40%, 05/25/46(a)(b)		5,261	4,643,321
CSMC Trust, Series 2017-14.50%, 03/25/21(d)		42,555	42,835,781
CWABS Asset-Backed Certificates Trust:
Series 2005-16 Class 1AF, 5.00%, 05/25/36(d)		11,995	11,753,425
Series 2005-16 Class 2AF3, 4.55%, 05/25/36(d)		2,819	2,751,351
Series 2005-17 Class 1AF4, 4.42%, 05/25/36(e)		7,680	7,576,546
Series 2006-11 Class 3AV2, (LIBOR USD 1 Month + 0.16%), 2.25%, 09/25/46(b)		957	940,541
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 2.34%, 03/15/34(b)		935	854,870
CWHEQ Home Equity Loan Trust:
Series 2006-S2 Class A3, 4.43%, 07/25/27		636	896,539
Series 2006-S5 Class A4, 5.84%, 06/25/35		1,327	1,635,182
Series 2006-S5 Class A5, 6.16%, 06/25/35		2,736	2,978,039
Series 2007-S1 Class A3, 5.81%, 11/25/36(d)		1,411	1,417,730
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.37%, 12/15/33(c)		97	90,791
Series 2006-RES Class 5B1A, (LIBOR USD 1 Month + 0.19%), 2.26%, 05/15/35		1,700	1,608,352
Series 2006-RES Class 5B1B, (LIBOR USD 1 Month + 0.19%), 2.26%, 05/15/35(c)		1,141	1,096,038

Security	Par (000)		Value
United States (continued)
CWHEQ Revolving Home Equity Loan Resuritization Trust (continued)
Series 2006-RES Class 5F1A, (LIBOR USD 1 Month + 0.24%), 2.31%, 12/15/35	USD	4,223	$4,153,965
CWHEQ Revolving Home Equity Loan Trust(b):
Series 2005-B Class 2A, (LIBOR USD 1 Month + 0.18%), 2.25%, 05/15/35		3,606	3,471,282
Series 2006-C Class 2A, (LIBOR USD 1 Month + 0.18%), 2.25%, 05/15/36		12,425	11,986,099
Series 2006-H Class 1A, (LIBOR USD 1 Month + 0.15%), 2.22%, 11/15/36		6,623	5,401,625
DCP Rights LLC, Series 2014-1A, Class A 5.46%, 10/25/44(a)		38,423	38,373,846
First Franklin Mortgage Loan Trust(b):
Series 2004-FFH3 Class M3, (LIBOR USD 1 Month + 1.05%), 3.14%, 10/25/34		2,818	2,504,703
Series 2006-FF16 Class 2A4, (LIBOR USD 1 Month + 0.21%), 2.30%, 12/25/36		7,641	4,756,381
Series 2006-FF5 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 04/25/36		3,446	3,257,861
FirstKey Lending Trust, Series 2015-SFR1, Class A 2.55%, 03/09/47(a)		1,415	1,407,151
Fremont Home Loan Trust(b):
Series 2006-3 Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.23%, 02/25/37		20,473	16,550,722
Series 2006-3 Class 2A3, (LIBOR USD 1 Month + 0.17%), 2.26%, 02/25/37		7,387	4,114,218
GE-WMC Asset-Backed Pass-Through Certificates(b):
Series 2005-2 Class A2C, (LIBOR USD 1 Month + 0.25%), 2.34%, 12/25/35		1,586	1,578,935
Series 2005-2 Class M1, (LIBOR USD 1 Month + 0.44%), 2.53%, 12/25/35		13,922	8,232,485
GE-WMC Mortgage Securities Trust(b):
Series 2006-1 Class A2B, (LIBOR USD 1 Month + 0.15%), 2.24%, 08/25/36		54,939	35,306,001
Series 2006-1 Class A2C, (LIBOR USD 1 Month + 0.24%), 2.33%, 08/25/36		1,371	898,733
Greenpoint Manufactured Housing(d):
Series 1999-5 Class M1B, 8.29%, 12/15/29		3,550	3,797,869
Series 1999-5 Class M2, 9.23%, 12/15/29		4,202	3,446,652
GSAA Home Equity Trust:
Series 2007-2 Class AF3, 5.92%, 03/25/37(d)		1,745	703,546
Series 2007-4 Class A3B, (LIBOR USD 1 Month + 0.35%), 2.44%, 03/25/37(b)		9,491	1,225,597
GSAMP Trust(b):
Series 2006-FM2 Class A2B, (LIBOR USD 1 Month + 0.12%), 2.21%, 09/25/36		9,979	4,879,710
Series 2007-H1 Class A1B, (LIBOR USD 1 Month + 0.20%), 2.29%, 01/25/47		4,514	2,999,630
Series 2007-HS1 Class M6, (LIBOR USD 1 Month + 2.25%), 4.34%, 02/25/47		3,414	3,505,976
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.24%, 05/25/37(b)		6,615	5,439,407
Home Equity Mortgage Loan Asset-Backed Trust(b):
Series 2004-A Class M2, (LIBOR USD 1 Month + 2.03%), 4.12%, 07/25/34		2,148	2,161,504
Series 2007-A Class 2A2, (LIBOR USD 1 Month + 0.19%), 2.28%, 04/25/37		6,043	4,498,792
Series 2007-B Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.29%, 07/25/37		9,277	6,099,303
Home Equity Mortgage Trust, Series 2006-2, Class 1A1 5.87%, 07/25/36(e)		11,642	4,324,997

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 2.79%, 04/15/36(b)	USD	6,078	$5,590,618
Invitation Homes Trust(a)(b):
Series 2015-SFR3 Class E, (LIBOR USD 1 Month + 3.75%), 5.82%, 08/17/32		4,685	4,684,570
Series 2018-SFR1 Class E, (LIBOR USD 1 Month + 2.00%), 4.09%, 03/17/37		4,460	4,472,905
Series 2018-SFR1 Class F, (LIBOR USD 1 Month + 2.50%), 4.59%, 03/17/37		3,510	3,520,977
Series 2018-SFR3 Class A, (LIBOR USD 1 Month + 1.00%), 3.00%, 07/17/37		10,600	10,613,275
Series 2018-SFR3 Class E, (LIBOR USD 1 Month + 2.00%), 4.00%, 07/17/37		7,800	7,804,576
Irwin Home Equity Loan Trust(a):
Series 2006-3 Class 2A3, 6.03%, 09/25/37(e)		2,427	2,359,059
Series 2006-P1 Class 1A, (LIBOR USD 1 Month + 0.28%), 2.37%, 12/25/36(b)		455	434,247
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1 Class M1, (LIBOR USD 1 Month + 0.27%), 2.36%, 05/25/36(b)		3,380	3,215,711
Series 2006-WF1 Class A3A, 5.83%, 07/25/36(e)		3,237	1,625,310
Series 2006-WF1 Class A5, 6.41%, 07/25/36(e)		3,340	1,675,357
Series 2006-WF1 Class A6, 6.00%, 07/25/36(e)		2,457	1,233,274
KKR CLO 22 Ltd., Series 22A, Class E, (LIBOR USD 3 Month + 6.00%), 8.33%, 07/20/31(a)(b)		1,866	1,866,000
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B Class M1, 6.63%, 04/15/40(d)		19,863	21,005,410
Series 2002-A Class C, 0.00%, 06/15/33		1,469	1,187,969
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (LIBOR USD 1 Month + 0.09%), 2.18%, 06/25/37(a)(b)		1,606	1,124,784
Lendmark Funding Trust(a):
Series 2017-1A Class A, 2.83%, 01/22/24		45,440	44,984,877
Series 2017-1A Class B, 3.77%, 12/22/25		2,200	2,197,632
Series 2017-2A Class A, 2.80%, 05/20/26		41,540	40,996,628
Series 2017-2A Class B, 3.38%, 05/20/26		1,840	1,814,769
Series 2018-1A Class A, 3.81%, 12/21/26		3,733	3,748,040
Litigation Fee Residual Funding LLC, Series 2015-14.00%, 10/30/27(c)		20,195	20,108,072
Long Beach Mortgage Loan Trust(b):
Series 2006-1 Class 1A, (LIBOR USD 1 Month + 0.22%), 2.31%, 02/25/36		4,089	3,962,812
Series 2006-10 Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.20%, 11/25/36		1,678	756,838
Series 2006-10 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 11/25/36		17,134	7,788,509
Series 2006-10 Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.31%, 11/25/36		9,175	4,208,233
Series 2006-2 Class 2A3, (LIBOR USD 1 Month + 0.19%), 2.28%, 03/25/46		60,503	29,889,338
Series 2006-2 Class 2A4, (LIBOR USD 1 Month + 0.29%), 2.38%, 03/25/46		12,895	6,445,675
Series 2006-3 Class 2A3, (LIBOR USD 1 Month + 0.18%), 2.27%, 05/25/46		13,264	5,717,901
Series 2006-3 Class 2A4, (LIBOR USD 1 Month + 0.27%), 2.36%, 05/25/46		4,653	2,034,472
Series 2006-4 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 05/25/36		29,574	13,555,651

Security	Par (000)		Value
United States (continued)
Long Beach Mortgage Loan Trust (continued)
Series 2006-4 Class 2A4, (LIBOR USD 1 Month + 0.26%), 2.35%, 05/25/36	USD	6,834	$3,193,316
Series 2006-5 Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.24%, 06/25/36		11,364	6,656,878
Series 2006-7 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 08/25/36		18,517	9,921,859
Series 2006-8 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 09/25/36		8,263	3,471,479
Series 2006-9 Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.20%, 10/25/36		4,415	1,924,552
Series 2006-9 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		31,056	13,622,340
Series 2006-9 Class 2A4, (LIBOR USD 1 Month + 0.23%), 2.32%, 10/25/36		5,903	2,610,744
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 5.34%, 03/25/32(b)		4,980	5,090,102
MASTR Asset-Backed Securities Trust(b):
Series 2006-AM2 Class A4, (LIBOR USD 1 Month + 0.26%), 2.35%, 06/25/36(a)		6,526	5,207,002
Series 2006-HE2 Class A3, (LIBOR USD 1 Month + 0.15%), 2.24%, 06/25/36		5,410	3,104,806
Series 2007-HE1 Class A4, (LIBOR USD 1 Month + 0.28%), 2.37%, 05/25/37		5,000	4,183,518
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 2.35%, 06/25/46(a)(b)		2,130	2,000,589
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.33%, 05/25/37(b)		5,850	4,060,073
Merrill Lynch Mortgage Investors Trust(b):
Series 2006-OPT1 Class M1, (LIBOR USD 1 Month + 0.26%), 2.35%, 08/25/37		1,367	287,435
Series 2006-RM3 Class A2B, (LIBOR USD 1 Month + 0.09%), 2.18%, 06/25/37		3,212	1,034,981
Morgan Stanley ABS Capital I, Inc. Trust(b):
Series 2005-HE5 Class M4, (LIBOR USD 1 Month + 0.87%), 2.96%, 09/25/35		11,567	5,177,026
Series 2007-NC1 Class A1, (LIBOR USD 1 Month + 0.13%), 2.22%, 11/25/36		37,552	23,547,291
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, (LIBOR USD 1 Month + 0.11%), 2.20%, 11/25/36(b)		3,752	1,868,456
Morgan Stanley Mortgage Loan Trust:
Series 2006-15XS Class A2B, 5.51%, 11/25/36(e)		8,401	4,557,578
Series 2007-9SL Class A, (LIBOR USD 1 Month + 0.32%), 2.41%, 07/25/37(b)		4,194	3,970,492
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (LIBOR USD 1 Month + 0.18%), 2.27%, 06/25/37(b)		987	980,967
Navient Private Education Loan Trust(a):
Series 2014-AA Class B, 3.50%, 08/15/44		14,970	14,344,880
Series 2014-CTA Class B, (LIBOR USD 1 Month + 1.75%), 3.82%, 10/17/44(b)		21,595	21,940,995
Series 2015-AA Class B, 3.50%, 12/15/44		10,722	10,322,250
Series 2015-CA Class B, 3.25%, 05/15/40		6,130	6,132,431
Series 2016-AA Class B, 3.50%, 12/16/58(d)		7,740	7,540,414
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (LIBOR USD 1 Month + 0.40%), 2.49%, 10/25/36(a)(b)		577	515,062
Oakwood Mortgage Investors, Inc.(d):
Series 2001-D Class A2, 5.26%, 01/15/19		2,752	2,125,654
Series 2001-D Class A4, 6.93%, 09/15/31		2,251	1,968,384

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
OneMain Financial Issuance Trust(a):
Series 2014-2A Class C, 4.33%, 09/18/24	USD	9,022	$9,039,077
Series 2014-2A Class D, 5.31%, 09/18/24		51,635	52,060,441
Series 2015-1A Class A, 3.19%, 03/18/26		12,202	12,228,644
Series 2015-1A Class C, 5.12%, 03/18/26		11,400	11,599,129
Series 2015-2A Class A, 2.57%, 07/18/25		4,512	4,511,210
Series 2015-2A Class B, 3.10%, 07/18/25		22,816	22,818,220
Series 2015-2A Class C, 4.32%, 07/18/25		32,030	31,959,054
Series 2016-1A Class A, 3.66%, 02/20/29		1,730	1,740,849
Series 2016-1A Class B, 4.57%, 02/20/29		2,740	2,789,567
Series 2016-2A Class A, 4.10%, 03/20/28		6,317	6,354,695
Option One Mortgage Loan Trust:
Series 2006-3 Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.23%, 02/25/37(b)		2,580	1,928,752
Series 2007-CP1 Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.30%, 03/25/37(b)		6,755	4,630,841
Series 2007-FXD1 Class 2A1, 5.87%, 01/25/37(e)		23,245	21,871,659
Series 2007-FXD2 Class 1A1, 5.82%, 03/25/37(e)		36,820	36,221,465
Origen Manufactured Housing Contract Trust:
Series 2001-A Class M1, 7.82%, 03/15/32(d)		4,710	4,636,235
Series 2007-B Class A1, (LIBOR USD 1 Month + 1.20%), 3.27%, 10/15/37(a)(b)(c)		7,557	7,159,483
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C 6.00%, 01/25/37(e)		5,324	4,913,211
Pretium Mortgage Credit Partners I LLC, Series 2017-NPL2, Class A1 3.25%, 03/28/57(a)(e)		9,005	8,971,421
Progress Residential Trust(a):
Series 2015-SFR2 Class A, 2.74%, 06/12/32		9,692	9,556,341
Series 2015-SFR3 Class F, 6.64%, 11/12/32		2,110	2,191,846
Series 2016-SFR1 Class A, (LIBOR USD 1 Month + 1.50%), 3.59%, 09/17/33(b)		4,457	4,463,519
Series 2016-SFR1 Class E, (LIBOR USD 1 Month + 3.85%), 5.94%, 09/17/33(b)		8,870	8,967,206
Series 2016-SFR2 Class E, (LIBOR USD 1 Month + 3.55%), 5.64%, 01/17/34(b)		4,910	4,988,986
Series 2017-SFR1 Class A, 2.77%, 08/17/34		7,017	6,788,074
Series 2017-SFR1 Class D, 3.57%, 08/17/34		850	829,517
Series 2017-SFR1 Class E, 4.26%, 08/17/34		1,290	1,279,152
Series 2018-SFR1 Class E, 4.38%, 03/17/35		2,110	2,100,768
Series 2018-SFR1 Class F, 4.78%, 03/17/35		4,287	4,277,440
PRPM LLC, Series 2017-1A, Class A1 4.25%, 01/25/22(a)(e)		1,193	1,192,282
RAMP Trust(b):
Series 2006-RS6 Class A4, (LIBOR USD 1 Month + 0.27%), 2.36%, 11/25/36		18,281	15,345,610
Series 2007-RS1 Class A3, (LIBOR USD 1 Month + 0.17%), 2.26%, 02/25/37		5,847	3,204,632
SACO I Trust, Series 2006-9, Class A1, (LIBOR USD 1 Month + 0.30%), 2.39%, 08/25/36(b)		2,612	2,540,242
Saxon Asset Securities Trust, Series 2007-1, Class M1, (LIBOR USD 1 Month + 0.29%), 2.38%, 01/25/47(b)		4,812	2,829,846
Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.28%, 11/25/36(a)(b)		8,189	5,058,188
Securitized Asset-Backed Receivables LLC Trust(b):
Series 2006-WM4 Class A2A, (LIBOR USD 1 Month + 0.08%), 2.17%, 11/25/36		3,827	1,594,213
Series 2006-WM4 Class A2C, (LIBOR USD 1 Month + 0.16%), 2.25%, 11/25/36		11,456	4,822,191

Security	Par (000)		Value
United States (continued)
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (LIBOR USD 1 Month + 0.35%), 2.44%, 04/25/37(a)(b)	USD	2,799	$2,771,321
SG Mortgage Securities Trust(b):
Series 2006-FRE2 Class A2C, (LIBOR USD 1 Month + 0.16%), 2.25%, 07/25/36		2,699	936,510
Series 2006-OPT2 Class A3D, (LIBOR USD 1 Month + 0.21%), 2.30%, 10/25/36		4,623	3,239,901
SLC Private Student Loan Trust, Series 2006-A, Class C, (LIBOR USD 3 Month + 0.45%), 2.80%, 07/15/36(b)		9,086	8,739,300
SLM Private Credit Student Loan Trust(b):
Series 2004-A Class A3, (LIBOR USD 3 Month + 0.40%), 2.74%, 06/15/33		23,310	23,077,701
Series 2004-B Class A3, (LIBOR USD 3 Month + 0.33%), 2.67%, 03/15/24		31,426	31,342,795
Series 2005-B Class B, (LIBOR USD 3 Month + 0.40%), 2.74%, 06/15/39		3,786	3,736,971
Series 2006-B Class A5, (LIBOR USD 3 Month + 0.27%), 2.61%, 12/15/39		3,029	2,987,782
Series 2006-BW Class A5, (LIBOR USD 3 Month + 0.20%), 2.54%, 12/15/39		3,226	3,156,665
SLM Private Education Loan Trust(a):
Series 2013-A Class B, 2.50%, 03/15/47		17,440	17,297,796
Series 2013-B Class B, 3.00%, 05/16/44		15,415	15,328,496
Series 2013-C Class B, 3.50%, 06/15/44		19,840	19,793,844
Series 2014-A Class B, 3.50%, 11/15/44		16,505	16,410,190
SMB Private Education Loan Trust(a):
Series 2015-B Class B, 3.50%, 12/17/40		10,350	10,064,940
Series 2015-C Class B, 3.50%, 09/15/43		10,210	10,114,847
Series 2017-B Class A2A, 2.82%, 10/15/35		30,430	29,574,835
Series 2017-B Class A2B, (LIBOR USD 1 Month + 0.75%), 2.82%, 10/15/35(b)		18,250	18,304,257
Series 2018-A Class A2B, (LIBOR USD 1 Month + 0.80%), 2.87%, 02/15/36(b)		25,740	25,986,136
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 2.89%, 01/25/35(b)		175	164,271
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.05%, 04/25/29(a)		36,810	36,673,719
Springleaf Funding Trust(a):
Series 2015-AA Class A, 3.16%, 11/15/24		29,226	29,214,721
Series 2015-AA Class B, 3.62%, 11/15/24		29,600	29,548,635
Series 2016-AA Class A, 2.90%, 11/15/29		18,963	18,865,295
Series 2016-AA Class B, 3.80%, 11/15/29		1,660	1,658,673
Stanwich Mortgage Loan Co. LLC(a)(c)(e):
Series 2016-NPL2 Class NOTE, 3.72%, 08/16/46		6,808	6,765,595
Series 2017-NPB1 Class A1, 3.60%, 05/17/22		33,932	33,925,753
Thayer Park CLO Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.10%), 8.46%, 04/20/29(a)(b)		805	816,320
Tricon American Homes Trust(a):
Series 2017-SFR2 Class F, 5.10%, 01/17/36		2,122	2,148,099
Series 2018-SFR1 Class E, 4.56%, 05/17/37		2,360	2,343,566
Series 2018-SFR1 Class F, 4.96%, 05/17/37		1,630	1,623,470
Velocity Commercial Capital Loan Trust:
Series 2016-2 Class M1, 3.66%, 10/25/46(d)		1,094	1,062,068
Series 2016-2 Class M2, 4.46%, 10/25/46(d)		589	582,746
Series 2017-1 Class AFL, (LIBOR USD 1 Month + 1.25%), 3.34%, 05/25/47(a)(b)		8,922	8,971,053
Series 2017-1 Class M1, 3.55%, 05/25/47(a)(d)		1,120	1,094,764

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Velocity Commercial Capital Loan Trust (continued)
Series 2017-1 Class M2, 4.45%, 05/25/47(a)(d)	USD	1,110	$1,105,059
Series 2017-1 Class M3, 5.35%, 05/25/47(a)(d)		1,110	1,125,082
Wachovia Asset Securitization Issuance II LLC 2007-HE2 Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.22%, 07/25/37(a)(b)		9,153	8,632,679
WaMu Asset-Backed Certificates Trust(b):
Series 2007-HE2 Class 2A3, (LIBOR USD 1 Month + 0.25%), 2.34%, 04/25/37		26,880	14,607,663
Series 2007-HE2 Class 2A4, (LIBOR USD 1 Month + 0.36%), 2.45%, 04/25/37		2,881	1,583,219
Washington Mutual Asset-Backed CertificatesTrust(b):
Series 2006-HE4 Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.27%, 09/25/36		17,025	8,515,050
Series 2006-HE5 Class 1A, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		6,849	5,913,830
Series 2006-HE5 Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.27%, 10/25/36		21,978	12,686,748
Series 2007-HE2 Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.31%, 02/25/37		16,337	7,473,173
World Financial Network Credit Card Master Trust:
Series 2012-C Class C, 4.55%, 08/15/22		6,229	6,255,079
Series 2012-D Class B, 3.34%, 04/17/23		4,080	4,080,047
WVUE, Series 2015-1A, Class A 7.50%, 09/25/20(a)(e)		373	373,686
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 2.49%, 06/25/37(a)(b)		7,055	3,105,602

			2,018,643,563

Total Asset-Backed Securities—13.2% (Cost: $4,707,432,403)			4,685,594,404

		Shares
Common Stocks — 1.4%

Canada — 0.0%
Northern Graphite Corp.(g)		435,208	137,384

France — 0.0%
BNP Paribas SA		84,181	5,207,179

Germany — 0.0%
Aroundtown SA		117,048	962,163

Greece — 0.0%
Eurobank Ergasias SA(g)		4,131,858	4,296,204

Indonesia — 0.0%
Bumi Resources Tbk. PT(g)		164,339,838	2,580,591

Italy — 0.1%
Intesa Sanpaolo SpA		3,095,000	8,954,675
Telecom Italia SpA(g)		1,297,086	960,987
UniCredit SpA		1,167,019	19,342,650

			29,258,312
Luxembourg — 0.0%(c)(g)(h)
Concrete Investment I SCA		36,201	—
Concrete Investment II SCA		9,727	—

			—

Security	Shares	Value
Netherlands — 0.1%
ABN AMRO Group NV, CVA(a)	326,897	$8,454,143
Altice Europe NV, Class A(g)	331,230	1,344,463
ING Groep NV, ADR	447,600	6,409,632
NXP Semiconductors NV(g)	198,500	21,690,095

		37,898,333
United States — 1.2%
Allergan plc	11,551	1,925,783
Altice USA, Inc., Class A	1,309,718	22,343,789
AMC Networks, Inc., Class A(g)	233,750	14,539,250
American Airlines Group, Inc.	74,580	2,831,057
Aptiv plc	21,960	2,012,195
Bank of America Corp.	1,868,726	52,679,386
BrightView Holdings, Inc.(g)	140,727	3,088,958
Caesars Entertainment Corp.(g)	467,331	5,000,442
Cardinal Health, Inc.	50,160	2,449,313
Caterpillar, Inc.	12,598	1,709,171
CBS Corp. (Non-Voting), Class B	122,500	6,886,950
Celgene Corp.(g)	21,581	1,713,963
Cheniere Energy Partners LP	109,242	3,927,250
Citigroup, Inc.	263,122	17,608,124
CME Group, Inc.	25,920	4,248,806
Coca-Cola Co. (The)	43,177	1,893,743
Comcast Corp., Class A	91,580	3,004,740
Corning, Inc.	66,757	1,836,485
CVR Refining LP	51,781	1,157,305
Deere & Co.	10,570	1,477,686
Delek US Holdings, Inc.	63,080	3,164,724
DR Horton, Inc.	445,711	18,274,151
Energen Corp.(g)	165,787	12,072,609
Everi Holdings, Inc.(g)	207,180	1,491,696
FTS International, Inc.(g)	492,342	7,010,950
General Dynamics Corp.	8,377	1,561,557
Golden Entertainment, Inc.(g)	55,252	1,491,251
Home Depot, Inc. (The)	21,420	4,179,042
Honeywell International, Inc.	12,830	1,848,161
JB Hunt Transport Services, Inc.	33,230	4,039,106
Johnson Controls International plc	53,958	1,804,895
JPMorgan Chase & Co.	70,094	7,303,795
Laboratory Corp. of America Holdings(g)	11,380	2,043,051
Leisure Acquisition Corp.(g)	320,771	3,207,710
Lennar Corp., Class A	311,564	16,357,110
Liberty Oilfield Services, Inc., Class A(g)	301,495	5,643,986
Lions Gate Entertainment Corp., Class A	382,500	9,493,650
Lockheed Martin Corp.	5,465	1,614,525
Lowe’s Cos., Inc.	43,570	4,163,985
Micron Technology, Inc.(g)	26,041	1,365,590
Mohawk Industries, Inc.(g)	8,126	1,741,158
Molson Coors Brewing Co., Class B	24,947	1,697,394
Mondelez International, Inc., Class A	45,266	1,855,906
Northrop Grumman Corp.	5,302	1,631,425
Procter & Gamble Co. (The)	23,806	1,858,296
PulteGroup, Inc.	315,354	9,066,428
Pure Acquisition Corp.(g)	110,600	1,133,650
QUALCOMM, Inc.	30,750	1,725,690
Raytheon Co.	8,609	1,663,087
Robert Half International, Inc.	72,980	4,750,998
Ross Stores, Inc.	56,200	4,762,950
Scientific Games Corp., Class A(g)	42,977	2,112,320
Sentinel Energy Services, Inc.(g)(ab)	1,281,257	12,927,883
SLM Corp.(g)	315,590	3,613,506
Starbucks Corp.	32,229	1,574,387
Sunoco LP	328,477	8,198,786
Synchrony Financial	116,840	3,900,119

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value
United States (continued)
Textron, Inc.		32,234	$2,124,543
Toll Brothers, Inc.		131,200	4,853,088
Under Armour, Inc., Class A(g)		191,810	4,311,889
Union Pacific Corp.		30,130	4,268,818
United Continental Holdings, Inc.(g)		58,060	4,048,524
UnitedHealth Group, Inc.		8,496	2,084,409
Vantage Drilling Co.(g)		1,556,671	10,118
Vistra Energy Corp.(g)		83,073	1,965,507
William Lyon Homes, Class A(g)		82,209	1,907,249
Williams Cos., Inc. (The)		960,400	26,036,444
Williams-Sonoma, Inc.		346,255	21,253,132
Zions Bancorp		77,760	4,097,174

			401,640,818

Total Common Stocks — 1.4% (Cost: $484,438,675)			481,980,984

	Par (000)
Corporate Bonds — 23.8%

Argentina — 0.4%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(a)	USD	5,000	4,797,500
Arcor SAIC, 6.00%, 07/06/23(a)		4,967	4,964,516
Banco Hipotecario SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 33.25%, 11/07/22(a)(b)	ARS	360,060	12,105,734
Cablevision SA, 6.50%, 06/15/21(a)	USD	5,000	4,967,850
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(a)		2,934	2,380,941
Generacion Mediterranea SA, 9.63%, 07/27/23(a)		20,000	19,949,800
Genneia SA, 8.75%, 01/20/22(a)		20,000	19,293,200
Stoneway Capital Corp.:
10.00%, 03/01/27(a)		30,000	29,984,700
10.00%, 03/01/27		10,996	10,990,392
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 24.62%, 04/11/22(a)(b)		16,330	8,654,900
Tecpetrol SA, 4.88%, 12/12/22(a)		10,000	9,222,000

			127,311,533
Australia — 0.1%
Asciano Finance Ltd., 4.75%, 03/22/28		12,000	11,659,920
BHP Billiton Finance Ltd.(b):
(EUR Swap Annual 5 Year + 4.36%), 4.75%, 04/22/76	EUR	4,945	6,294,501
(EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/79		1,800	2,467,101
Cromwell SPV Finance Pty. Ltd., 2.50%, 03/29/25(i)		4,500	5,202,549
Macquarie Bank Ltd., 2.40%, 01/21/20(a)	USD	3,585	3,538,346
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		4,301	3,969,468
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(b)	EUR	1,600	1,920,424
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(b)	USD	2,817	2,730,541
Santos Finance Ltd., 4.13%, 09/14/27		4,190	3,927,522
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(b)(j)		1,640	1,415,591

			43,125,963

Security	Par (000)		Value
Austria — 0.2%
BAWAG Group AG, (EUR Swap Annual 5 Year + 4.42%), 5.00%(b)(j)	EUR	7,000	$7,491,203
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 8.13%, 10/30/23		11,500	17,987,311
Erste Group Bank AG(b)(j):
(EUR Swap Annual 5 Year + 9.02%), 8.88%		4,600	6,279,728
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,200	1,512,171
Raiffeisen Bank International AG, (EUR Swap Annual 5 Year + 5.95%), 6.12%(b)(j)		10,800	12,880,250
Volksbank Wien AG, (EURIBOR Swap Rate 5 Year + 2.55%), 2.75%, 10/06/27(b)		10,800	12,404,138

			58,554,801
Bahrain — 0.0%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27	USD	3,550	3,156,390

Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		10,770	10,621,561
2.63%, 01/17/23		14,103	13,590,774
KBC Group NV, (EUR Swap Annual 5 Year + 4.76%), 5.63%(b)(j)	EUR	7,850	9,322,413
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24		8,243	8,932,706
Nyrstar NV, 5.00%, 07/11/22(i)		900	1,026,846
Solvay Finance SA(b)(j):
(EUR Swap Annual 5 Year + 4.89%), 5.12%		1,331	1,686,461
(EUR Swap Annual 5 Year + 3.70%), 5.42%		804	1,043,483
(EUR Swap Annual 5 Year + 5.22%), 5.87%		900	1,179,350

			47,403,594
Brazil — 0.3%
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(a)	USD	10,000	10,292,500
Gol Finance, Inc., 7.00%, 01/31/25(a)		17,886	14,357,092
Hidrovias International Finance SARL, 5.95%, 01/24/25(a)		10,000	8,975,100
MARB BondCo plc, 6.88%, 01/19/25(a)		23,707	22,521,650
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(a)		7,300	6,862,000
Odebrecht Offshore Drilling Finance Ltd.(a):
6.72%, 12/01/22		6,546	5,891,013
6.72% ( 6.72% Cash or 7.72% PIK), 12/01/26(k)		187	48,562
Odebrecht Oil & Gas Finance Ltd., 0.00%(a)(j)(l)		1,010	12,418
Petrobras Global Finance BV:
6.13%, 01/17/22		12,445	12,656,565
5.75%, 02/01/29		5,664	4,979,392
Rede D’or Finance SARL, 4.95%, 01/17/28(a)		3,074	2,739,703
Rumo Luxembourg SARL(a):
7.38%, 02/09/24		15,000	15,150,150
5.88%, 01/18/25		11,185	10,234,387
Samarco Mineracao SA, 4.13%, 11/01/22(g)(m)		10,000	7,250,000

			121,970,532
Bulgaria — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	675	795,974

Canada — 0.4%
1011778 BC ULC, 4.63%, 01/15/22(a)	USD	3,931	3,931,000
Air Canada Pass-Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23(a)		12,420	12,572,326

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Canada (continued)
Bombardier, Inc.(a):
8.75%, 12/01/21	USD	4,860	$5,346,000
6.00%, 10/15/22		1,950	1,942,103
6.13%, 01/15/23		2,940	2,947,350
Brookfield Residential Properties, Inc.(a):
6.50%, 12/15/20		4,142	4,193,775
6.13%, 07/01/22		556	558,085
Canbriam Energy, Inc., 9.75%, 11/15/19(a)		29,906	30,205,060
Enbridge, Inc., (LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(b)		5,005	4,708,163
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		41,000	38,950,000
Largo Resources Ltd., 9.25%, 06/01/21(a)		2,000	2,000,000
NOVA Chemicals Corp.(a):
5.25%, 08/01/23		21,874	21,819,315
4.88%, 06/01/24		16,606	15,775,700

			144,948,877
Cayman Islands — 0.1%
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.81%, 02/12/23(a)(b)		9,576	9,720,153
Pearl Holding III Ltd., 9.50%, 12/11/22		7,000	6,478,612

			16,198,765
China — 1.8%
Agile Group Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(b)(j)		7,925	7,220,483
Alibaba Group Holding Ltd.:
4.00%, 12/06/37		1,321	1,223,047
4.20%, 12/06/47		4,890	4,451,482
Anton Oilfield Services Group, 9.75%, 12/05/20		4,800	4,823,573
Baoxin Auto Finance I Ltd.:
6.63%, 04/02/19		7,045	6,974,656
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.62%(b)(j)		16,280	14,447,523
CCTI Ltd., 3.63%, 08/08/22		18,215	17,421,591
Central China Real Estate Ltd., 6.88%, 10/23/20		10,600	10,297,709
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(b)(j)		5,374	5,320,276
Chang Development International Ltd., 3.63%, 01/20/20		7,375	6,987,945
China City Construction International Co. Ltd., 5.35%, 07/03/17(c)(g)(m)	CNY	2,990	315,300
China Evergrande Group:
6.25%, 06/28/21	USD	2,850	2,677,051
4.25%, 02/14/23(i)	HKD	150,000	17,063,705
7.50%, 06/28/23	USD	4,595	4,106,087
8.75%, 06/28/25		3,386	2,969,136
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20		4,012	2,409,190
China Railway Construction Corp. Ltd.(i):
0.00%, 01/29/21(l)		9,000	9,101,250
1.50%, 12/21/21	CNY	58,000	8,215,930
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22	USD	13,838	13,192,872
China SCE Property Holdings Ltd., 7.45%, 04/17/21		4,000	3,909,256
China Singyes Solar Technologies Holdings Ltd.:
6.75%, 10/17/18		321	297,567
7.95%, 02/15/19		2,391	1,927,146
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		11,875	11,251,432

Security	Par (000)		Value
China (continued)
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(b)	USD	7,245	$6,956,881
CIFI Holdings Group Co. Ltd.:
0.00%, 02/12/19(i)(l)	HKD	88,000	10,936,066
6.38%, 05/02/20	USD	8,000	7,900,000
6.88%, 04/23/21		10,330	10,198,861
CITIC Ltd., 4.00%, 01/11/28		12,915	12,099,340
CNAC HK Finbridge Co. Ltd.:
4.13%, 03/14/21		14,217	14,193,258
4.63%, 03/14/23		18,345	18,313,978
4.88%, 03/14/25		17,164	17,054,339
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		31,237	31,338,520
CRRC Corp. Ltd., 0.00%, 02/05/21(i)(l)		17,000	16,830,000
Ctrip.com International Ltd., 1.25%, 09/15/22(i)		2,028	2,081,276
Easy Tactic Ltd., 7.00%, 04/25/21		5,600	5,431,535
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(b)(j)		9,600	9,432,000
Fantasia Holdings Group Co. Ltd.:
7.25%, 02/13/19		5,280	5,141,210
8.38%, 03/08/21		5,085	4,515,281
7.38%, 10/04/21		5,426	4,664,716
7.95%, 07/05/22		5,938	5,045,400
Future Land Development Holdings Ltd.:
2.25%, 02/10/19(i)	HKD	72,500	9,113,787
5.00%, 02/16/20	USD	4,475	4,336,275
Greenland Global Investment Ltd., 6.75%, 05/22/19		3,000	3,007,454
Guojing Capital BVI Ltd., 3.95%, 12/11/22		15,639	15,064,830
Guorui Properties Ltd., 7.00%, 03/21/20		6,504	5,866,738
Haitian International Holdings Ltd., 2.00%, 02/13/19(i)		10,750	10,655,937
Harvest International Co., 0.00%, 11/21/22(i)(l)	HKD	96,000	12,863,261
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20	USD	7,829	7,398,256
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23		8,105	7,361,569
Huachen Energy Co. Ltd., 6.63%, 05/18/20		6,734	4,508,413
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	9,300	10,661,684
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	4,519	4,379,593
Jingrui Holdings Ltd., 9.45%, 04/23/21		7,000	6,716,136
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		1,669	1,494,590
8.50%, 06/30/22		5,573	4,498,553
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(b)(j)		9,600	8,952,538
Knight Castle Investments Ltd., 7.99%, 01/23/21		1,757	1,499,837
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(b)(j)		11,900	11,210,002
Logan Property Holdings Co. Ltd.:
Series JUL, 6.88%, 04/24/21		3,555	3,510,937
New Metro Global Ltd., 6.50%, 04/23/21		2,837	2,754,892
Nickel Resources International Holdings Co. Ltd., 12.00%, 12/12/18(g)(m)	HKD	8,000	101,968
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(b)(j)	USD	16,540	15,895,767
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(i)(l)		6,250	6,351,562

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
China (continued)
Postal Savings Bank of China Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 4.50%(b)(j)	USD	22,500	$20,868,750
Powerlong Real Estate Holdings Ltd.:
0.00%, 02/11/19(i)(l)	HKD	49,000	6,105,014
6.95%, 04/17/21	USD	4,000	3,799,476
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		11,147	8,516,308
Redco Group:
7.00%, 11/14/18		2,965	2,905,688
6.38%, 02/27/19		6,900	6,594,675
Rock International Investment, Inc., 6.63%, 03/27/20		4,205	3,189,493
Ronshine China Holdings Ltd., 6.95%, 12/08/19		356	345,142
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		2,421	2,253,656
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 08/09/22(i)(l)		12,600	13,267,800
Shui On Development Holding Ltd., (USD Swap Semi 5 Year + 8.81%), 7.50%(b)(i)(j)		7,000	7,070,000
Sunac China Holdings Ltd., 6.88%, 08/08/20		6,631	6,453,236
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(b)(j)		7,100	6,211,130
Times China Holdings Ltd.:
6.25%, 01/17/21		1,626	1,538,143
7.85%, 06/04/21		4,000	3,885,744
5.75%, 04/26/22		1,300	1,151,697
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		4,289	3,944,190
Vanke Real Estate Hong Kong Co. Ltd., (LIBOR USD 3 Month + 1.55%), 3.88%, 05/25/23(b)		9,090	9,039,187
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(b)(j)		6,329	5,853,977
Xinyuan Real Estate Co. Ltd.:
8.13%, 08/30/19		1,850	1,739,013
9.88%, 03/19/20		3,785	3,538,895
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		7,915	7,568,719
Yingde Gases Investment Ltd., 7.25%, 02/28/20		4,000	3,999,888
Yunnan Energy Investment Overseas Finance Co. Ltd., 4.25%, 11/14/22		6,250	5,346,756
Yuzhou Properties Co. Ltd., 7.90%, 05/11/21		1,781	1,802,883
Zhejiang Expressway Co. Ltd., 0.00%, 04/21/22(i)(l)	EUR	18,800	20,829,465

			654,760,372
Colombia — 0.1%
Avianca Holdings SA, 8.38%, 05/10/20	USD	14,153	14,259,147
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		10,000	9,800,000
Frontera Energy Corp., 9.70%, 06/25/23(a)		15,000	14,868,750

			38,927,897
Czech Republic — 0.0%
RPG Byty sro, 3.38%, 10/15/24	EUR	1,828	2,124,065

Denmark — 0.1%
Danske Bank A/S(b)(j):
(EUR Swap Annual 6 Year + 4.64%), 5.75%		2,002	2,451,910
(EUR Swap Annual 5 Year + 5.47%), 5.88%		1,700	2,159,069
DKT Finance ApS, 7.00%, 06/17/23		13,160	15,560,351
TDC A/S, 3.75%, 03/02/22		1,040	1,275,238

			21,446,568

Security	Par (000)		Value
Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)	USD	5,000	$5,200,000

Finland — 0.0%
Stora Enso OYJ:
2.50%, 06/07/27	EUR	625	740,400
2.50%, 03/21/28		4,264	5,001,658

			5,742,058
France — 0.4%
Accor SA, 2.63%, 02/05/21		1,000	1,237,704
Altice France SA:
6.00%, 05/15/22(a)	USD	9,060	9,092,163
6.00%, 05/15/22		400	401,420
7.38%, 05/01/26(a)		300	293,310
APRR SA, 1.13%, 01/15/21	EUR	700	838,000
Autodis SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(b)		925	1,088,138
BNP Paribas Cardif SA:
1.00%, 11/29/24		9,400	10,310,042
(EURIBOR 3 Month + 3.93%), 4.03%(b)(j)		2,800	3,382,319
BNP Paribas SA(b)(j):
(EUR Swap Annual 5 Year + 5.23%), 6.12%		3,150	4,003,763
(USD Swap Semi 5 Year + 5.15%), 7.38%	USD	4,600	4,703,500
Burger King France SAS:
(EURIBOR 3 Month + 5.25%), 5.25%, 05/01/23(b)	EUR	1,602	1,881,330
6.00%, 05/01/24		603	749,769
Casino Guichard Perrachon SA:
4.56%, 01/25/23		1,800	2,144,285
4.50%, 03/07/24		1,200	1,396,882
CMA CGM SA, 5.25%, 01/15/25		2,500	2,365,788
Constantin Investissement 3 SASU, 5.38%, 04/15/25		377	411,124
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(b)(j)		1,600	1,947,190
Credit Agricole SA, (EUR Swap Annual 5 Year + 5.12%), 6.50%(b)(j)		4,447	5,594,839
Credit Mutuel Arkea SA:
3.50%, 02/09/29		3,700	4,287,676
(EURIBOR Swap Rate 5 Year + 1.45%), 1.88%, 10/25/29(b)		5,200	5,579,614
Elis SA, 1.88%, 02/15/23		800	921,394
Engie SA, Series NC10, (EUR Swap Annual 10 Year + 2.65%), 3.88%(b)(j)		1,100	1,348,809
Europcar Groupe SA:
5.75%, 06/15/22		460	550,607
4.13%, 11/15/24		1,826	2,087,712
Faurecia SA, 3.63%, 06/15/23		640	775,247
Groupama SA:
(EURIBOR 3 Month + 5.77%), 6.37%(b)(j)		700	905,337
6.00%, 01/23/27		2,200	3,049,655
Horizon Holdings I SAS, 7.25%, 08/01/23		1,226	1,486,271
Horizon Parent Holdings SARL, 8.25% ( 8.25% Cash or 9.00% PIK), 02/15/22(k)		1,025	1,244,683
La Financiere Atalian SASU, 5.13%, 05/15/25		505	562,605
Loxam SAS:
3.50%, 04/15/22		235	281,774
3.50%, 05/03/23		1,000	1,192,826
4.25%, 04/15/24		907	1,101,361
6.00%, 04/15/25		400	492,716
Orange SA, (EUR Swap Annual 5 Year + 3.67%), 5.25%(b)(j)		2,110	2,727,638

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
France (continued)
Orano SA, 4.88%, 09/23/24	EUR	9,750	$11,943,648
Paprec Holding SA:
(EURIBOR 3 Month + 3.50%), 3.50%, 03/31/25(b)		363	424,123
4.00%, 03/31/25		1,020	1,177,756
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(b)		1,162	1,324,755
RCI Banque SA, (EURIBOR 3 Month + 0.65%), 0.32%, 04/12/21(b)		1,460	1,710,035
Rexel SA:
3.50%, 06/15/23		1,466	1,766,265
2.63%, 06/15/24		1,325	1,543,866
Sanofi SA:
0.00%, 03/21/20		1,800	2,107,106
(EURIBOR 3 Month + 0.15%), 0.00%, 03/21/20(b)		2,800	3,282,919
SMCP Group SAS, 5.88%, 05/01/23		279	343,423
Societe Generale SA(b):
(USD Swap Semi 5 Year + 6.24%), 7.38%(a)(j)	USD	600	610,500
(EUR Swap Annual 5 Year + 0.90%), 1.37%, 02/23/28	EUR	2,100	2,361,117
SPIE SA, 3.13%, 03/22/24		700	815,825
Teleperformance, 1.88%, 07/02/25		3,200	3,706,055
TOTAL SA(b)(j):
(EUR Swap Annual 5 Year + 1.86%), 2.25%		4,720	5,631,958
(EUR Swap Annual 5 Year + 2.75%), 2.71%		440	525,091
Unibail-Rodamco SE, 0.13%, 05/14/21		3,500	4,096,742
Verallia Packaging SASU, 5.13%, 08/01/22		1,325	1,588,185

			125,396,860
Germany — 0.7%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24		2,693	3,160,610
ADLER Real Estate AG:
4.75%, 04/08/20		224	269,567
1.50%, 12/06/21		1,200	1,402,436
1.88%, 04/27/23		3,000	3,407,081
2.13%, 02/06/24		6,970	7,899,864
3.00%, 04/27/26		4,700	5,349,155
Aroundtown SA, 1.50%, 01/18/21(i)		3,500	5,395,236
AT Securities BV, (LIBOR USD 12 Month + 3.55%), 5.25%(b)(j)	USD	10,750	9,825,500
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(b)(j)	EUR	2,100	2,470,130
Bayer Capital Corp. BV:
1.50%, 06/26/26		9,100	10,671,773
2.13%, 12/15/29		6,800	8,045,615
Bayer US Finance II LLC, 3.50%, 06/25/21(a)	USD	2,030	2,034,037
Bertelsmann SE & Co. KGaA(b):
(EUR Swap Annual 5 Year + 2.64%), 3.00%, 04/23/75	EUR	6,300	7,378,284
(EUR Swap Annual 5 Year + 3.21%), 3.50%, 04/23/75		2,400	2,745,500
BMBG Bond Finance SCA, 3.00%, 06/15/21		525	619,694
Daimler AG, 0.50%, 09/09/19		1,440	1,693,168
Daimler Finance North America LLC, 2.70%, 08/03/20(a)	USD	1,080	1,065,545
Deutsche Bank AG:
2.95%, 08/20/20		5,481	5,329,318
4.50%, 05/19/26	EUR	2,600	3,066,594
(USD Swap Rate 5 Year + 2.55%), 4.87%, 12/01/32(b)	USD	25,640	21,935,533

Security	Par (000)		Value
Germany (continued)
Deutsche Pfandbriefbank AG:
(EURIBOR Swap Rate 5 Year + 5.38%), 5.75%(b)(j)	EUR	6,800	$7,424,872
4.60%, 02/22/27		300	359,209
Deutsche Telekom International Finance BV, 1.95%, 09/19/21(a)	USD	10,832	10,326,298
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(b)(i)(j)	EUR	2,400	3,007,319
Grand City Properties SA:
(EUR Swap Annual 5 Year + 3.89%), 3.75%(b)(j)		1,200	1,429,723
1.50%, 02/22/27		2,300	2,579,566
IHO Verwaltungs GmbH(k):
2.75% ( 2.75% Cash or 3.50% PIK), 09/15/21		1,215	1,431,769
3.25% ( 3.25% Cash or 4.00% PIK), 09/15/23		2,060	2,430,326
3.75% ( 3.75% Cash or 4.50% PIK), 09/15/26		5,800	6,887,437
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(b)		11,200	12,706,598
Merck Financial Services GmbH, 4.50%, 03/24/20		579	729,174
Platin 1426 GmbH, 5.38%, 06/15/23		5,234	5,838,130
ProGroup AG, (EURIBOR 3 Month + 2.50%), 2.50%, 03/31/24(b)		227	262,461
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(b)		1,570	1,851,744
Senvion Holding GmbH, 3.88%, 10/25/22		5,489	5,502,070
Summit Germany Ltd., 2.00%, 01/31/25		748	833,942
thyssenkrupp AG:
2.75%, 03/08/21		500	610,175
1.38%, 03/03/22		2,525	2,956,798
TLG Immobilien AG, 1.38%, 11/27/24		2,200	2,564,428
Unitymedia GmbH, 3.75%, 01/15/27		16,100	19,611,928
Unitymedia Hessen GmbH & Co. KG:
4.00%, 01/15/25		1,700	2,076,383
5.00%, 01/15/25(a)	USD	7,530	7,624,125
3.50%, 01/15/27	EUR	326	397,694
6.25%, 01/15/29		2,723	3,579,016
Volkswagen Bank GmbH, (EURIBOR 3 Month + 0.42%), 0.10%, 06/15/21(b)		1,500	1,740,314
Volkswagen International Finance NV:
(EURIBOR 3 Month + 0.35%), 0.03%, 03/30/19(b)		1,500	1,753,101
4.00%, 08/12/20(a)	USD	3,615	3,665,689
(EUR Swap Annual 7 Year + 2.53%), 3.75%(b)(j)	EUR	4,661	5,618,406
(EUR Swap Annual 5 Year + 2.54%), 2.70%(b)(j)		7,800	8,881,119
ZF North America Capital, Inc.:
4.50%, 04/29/22(a)	USD	9,904	10,083,429
2.75%, 04/27/23	EUR	4,100	5,094,353
4.75%, 04/29/25(a)	USD	13,870	13,868,174

			257,490,410
Ghana — 0.0%
Tullow Oil plc(a):
6.25%, 04/15/22		2,800	2,716,000
7.00%, 03/01/25		1,200	1,135,500

			3,851,500
Greece — 0.0%
Alpha Bank AE, 2.50%, 02/05/23	EUR	4,520	5,269,187
OTE plc, 3.50%, 07/09/20		1,581	1,911,687

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Greece (continued)
Titan Global Finance plc:
3.50%, 06/17/21	EUR	350	$423,604
2.38%, 11/16/24		1,501	1,656,460

			9,260,938
Guatemala — 0.0%
Energuate Trust, 5.88%, 05/03/27(a)	USD	5,000	4,793,750

Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)		2,141	2,181,576

Honduras — 0.0%
Inversiones Atlantida SA, 8.25%, 07/28/22(a)		4,402	4,522,663

Hong Kong — 0.2%
Bagan Capital Ltd., 0.00%, 09/23/21(i)(l)		14,650	13,880,875
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%(b)(j)		4,563	4,368,903
China Overseas Finance Investment Cayman V Ltd., 0.00%, 01/05/23(i)(l)		14,200	14,874,500
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(b)(j)		2,067	1,922,310
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		4,579	3,960,331
Haitong International Securities Group Ltd., 0.00%, 10/25/21(i)(l)	HKD	130,000	16,134,840
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, 2.56%(d)(j)	USD	5,430	4,191,960
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		4,805	4,689,565
REXLot Holdings Ltd.(g)(i):
6.00%, 04/28/17	HKD	1,103	98,395
4.50%, 04/17/19		15,091	1,538,800
Studio City Finance Ltd., 8.50%, 12/01/20	USD	2,192	2,202,960

			67,863,439
India — 0.2%
Adani Ports & Special Economic Zone Ltd., 4.00%, 07/30/27		650	591,399
Adani Transmission Ltd., 4.00%, 08/03/26		8,297	7,354,494
Glenmark Pharmaceuticals Ltd., 2.00%, 06/28/22(i)		5,250	5,326,125
Greenko Dutch BV, 5.25%, 07/24/24		7,950	7,250,400
Greenko Investment Co., 4.88%, 08/16/23		12,310	11,016,921
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		6,250	5,748,531
Lodha Developers International Ltd., 12.00%, 03/13/20		2,170	2,262,225
Oil India International Pte. Ltd., 4.00%, 04/21/27		1,371	1,239,852
Suzlon Energy Ltd., 5.75%, 07/16/19(e)(i)		5,000	4,500,000
UPL Corp. Ltd., 4.50%, 03/08/28		12,282	11,466,598
Videocon Industries Ltd., 2.80%, 12/31/20(e)(i)		735	205,794
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		13,800	13,286,267

			70,248,606
Indonesia — 0.2%
ABM Investama Tbk. PT, 7.13%, 08/01/22		1,376	1,224,152
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		1,826	1,761,502
Bumi Resources Tbk. PT, 0.00%, 12/11/22(c)(i)(l)		493	187,331
Eterna Capital Pte. Ltd., Series B, 0.00% ( 0.00% Cash or 8.00% PIK), 12/11/22(k)		15	14,492

Security	Par (000)		Value
Indonesia (continued)
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21	USD	7,903	$7,861,920
Jababeka International BV, 6.50%, 10/05/23(a)		2,916	2,448,067
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25		5,125	4,494,107
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		10,500	10,467,104
Minejesa Capital BV, 4.63%, 08/10/30		13,875	12,607,560
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		2,489	2,141,588
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		11,785	10,365,980

			53,573,803
Ireland — 0.3%
AerCap Ireland Capital DAC:
3.50%, 05/26/22		6,791	6,642,589
3.65%, 07/21/27		17,015	15,490,656
AIB Group plc, 2.25%, 07/03/25	EUR	2,900	3,354,322
Allied Irish Banks plc(b):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(j)		1,974	2,518,214
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		2,389	2,922,689
Ardagh Packaging Finance plc:
6.00%, 06/30/21(a)	USD	4,139	4,185,564
4.25%, 09/15/22(a)		8,263	8,108,069
4.13%, 05/15/23	EUR	1,768	2,145,399
4.63%, 05/15/23(a)	USD	24,674	24,396,417
6.75%, 05/15/24	EUR	1,459	1,832,445
4.75%, 07/15/27	GBP	1,301	1,641,876
Bank of Ireland(b):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(j)	EUR	2,818	3,529,448
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		1,915	2,294,093
Bank of Ireland Group plc(b):
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27	GBP	10,510	13,446,576
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.50%), 4.12%, 09/19/27	USD	5,725	5,389,515
eircom Finance DAC, 4.50%, 05/31/22	EUR	1,537	1,826,987
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26		7,024	8,162,352
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	1,150	1,538,202

			109,425,413
Israel — 0.0%
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19		9,048	8,832,916

Italy — 0.6%
Assicurazioni Generali SpA:
(LIBOR GBP 3 Month + 2.20%), 6.42%(b)(j)		100	135,596
4.13%, 05/04/26	EUR	1,600	1,944,054
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42(b)		4,400	5,995,238
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47(b)		1,238	1,528,866
Banca IFIS SpA:
2.00%, 04/24/23		1,140	1,260,896
(EUR Swap Annual 5 Year + 4.25%), 4.50%, 10/17/27(b)		1,175	1,286,405

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Italy (continued)
Banca Monte dei Paschi di Siena SpA, (EUR Swap Annual 5 Year + 5.01%), 5.38%, 01/18/28(b)	EUR	7,540	$7,154,411
Banco BPM SpA:
4.25%, 01/30/19		600	710,016
2.75%, 07/27/20		2,300	2,707,428
1.75%, 04/24/23		1,650	1,795,197
Buzzi Unicem SpA, 2.13%, 04/28/23		1,389	1,668,156
Enel SpA(b):
(EUR Swap Annual 5 Year + 3.65%), 5.00%, 01/15/75		880	1,080,332
(GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75	GBP	957	1,390,879
Intesa Sanpaolo SpA:
5.15%, 07/16/20	EUR	1,750	2,177,019
(EUR Swap Annual 5 Year + 6.88%), 7.00%(b)(j)		19,463	23,206,925
3.38%, 01/12/23(a)	USD	11,128	10,228,811
6.63%, 09/13/23	EUR	1,110	1,513,161
(EUR Swap Annual 5 Year + 7.19%), 7.75%(b)(j)		24,860	31,281,450
4.38%, 01/12/48(a)	USD	6,475	5,040,135
Leonardo SpA, 1.50%, 06/07/24	EUR	610	668,906
Leonardo US Holdings, Inc.(a):
7.38%, 07/15/39	USD	676	797,680
6.25%, 01/15/40		478	516,240
Mercury Bondco plc(k):
7.13% ( 7.13% Cash or 7.88% PIK), 05/30/21	EUR	2,800	3,385,723
8.25% ( 8.25% Cash or 9.00% PIK), 05/30/21		2,327	2,829,127
Sisal Group SpA, 7.00%, 07/31/23		4,076	4,718,522
Snaitech SpA, 6.38%, 11/07/21		960	1,170,976
Telecom Italia Capital SA:
7.18%, 06/18/19	USD	342	351,730
6.38%, 11/15/33		3,455	3,403,175
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	3,801	6,099,366
Telecom Italia SpA:
1.13%, 03/26/22(i)		14,400	15,986,435
3.25%, 01/16/23		1,894	2,343,239
5.88%, 05/19/23	GBP	800	1,161,877
3.63%, 01/19/24	EUR	709	887,773
5.30%, 05/30/24(a)	USD	3,782	3,729,998
2.88%, 01/28/26	EUR	1,440	1,672,783
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(b)(j)		1,415	1,664,830
(EUR Swap Annual 5 Year + 9.30%), 9.25%(b)(j)		15,836	20,643,125
6.95%, 10/31/22		3,329	4,491,857
(EUR Swap Annual 5 Year + 6.39%), 6.62%(b)(j)		25,485	29,500,971
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(b)		4,106	5,051,806
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(b)		2,655	3,175,758
(USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(a)(b)	USD	1,316	1,168,437
Wind Tre SpA:
2.63%, 01/20/23	EUR	1,120	1,098,666
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(b)		380	368,901

Security	Par (000)		Value
Italy (continued)
Wind Tre SpA (continued)
3.13%, 01/20/25	EUR	1,625	$1,537,155
5.00%, 01/20/26(a)	USD	2,200	1,743,500

			222,273,531
Jamaica — 0.0%
Digicel Group Ltd.(a):
8.25%, 09/30/20		10,000	7,550,000
7.13%, 04/01/22(n)		10,000	6,550,000

			14,100,000
Japan — 0.6%
ANA Holdings, Inc.(i)(l):
0.00%, 09/16/22	JPY	70,000	640,947
0.00%, 09/19/24		540,000	4,968,839
Chugoku Electric Power Co., Inc. (The)(i)(l):
0.00%, 03/25/20		130,000	1,165,381
0.00%, 01/25/22		240,000	2,324,888
Dai-ichi Life Insurance Co. Ltd. (The), (LIBOR USD 3 Month + 3.66%), 4.00%(b)(j)	USD	5,100	4,755,750
Daio Paper Corp., 0.00%, 09/17/20(i)(l)	JPY	1,540,000	14,900,646
Ezaki Glico Co. Ltd., 0.00%, 01/30/24(i)(l)		120,000	1,097,412
GMO Payment Gateway, Inc., 0.00%, 06/19/23(i)(l)		210,000	2,101,612
HIS Co. Ltd.(i)(l):
0.00%, 08/30/19		1,090,000	9,931,242
0.00%, 11/15/24		530,000	4,834,937
Hosiden Corp., 0.00%, 09/20/24(i)(l)		290,000	2,563,677
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20(i)(l)		940,000	8,660,073
Kansai Paint Co. Ltd.(i)(l):
0.00%, 06/17/19		880,000	8,087,432
0.00%, 06/17/22		750,000	6,945,197
Kyushu Electric Power Co., Inc., 0.00%, 03/31/22(i)(l)		250,000	2,320,146
LIXIL Group Corp.(i)(l):
0.00%, 03/04/20		840,000	7,522,558
0.00%, 03/04/22		370,000	3,351,879
Meiji Yasuda Life Insurance Co., (USD Swap Rate 5 Year + 3.15%), 5.10%, 04/26/48(b)	USD	4,072	4,107,630
Mitsubishi Chemical Holdings Corp.(i)(l):
0.00%, 03/30/22	JPY	1,560,000	14,407,262
0.00%, 03/29/24		420,000	3,940,523
Mitsubishi UFJ Trust & Banking Corp., 2.45%, 10/16/19(a)	USD	5,164	5,120,937
Mitsui OSK Lines Ltd., 0.00%, 04/24/20(i)(l)		4,100	3,860,761
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24(i)(l)	JPY	770,000	7,615,499
Nippon Life Insurance Co., (USD Swap Rate 5 Year + 3.75%), 4.70%, 01/20/46(b)	USD	3,776	3,738,240
Resorttrust, Inc., 0.00%, 12/01/21(i)(l)	JPY	1,190,000	10,638,148
Sapporo Holdings Ltd., 0.00%, 04/27/21(i)(l)		140,000	1,272,411
Shimizu Corp., 0.00%, 10/16/20(i)(l)		500,000	4,854,807
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 1.86%, 01/25/23(b)(i)	USD	1,900	1,904,750
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	2,800	3,370,551
4.75%, 09/19/24	USD	510	483,372
4.75%, 07/30/25	EUR	1,607	1,920,024
5.00%, 04/15/28		1,450	1,646,744
Sumitomo Forestry Co. Ltd., 0.00%, 08/24/18(i)(l)	JPY	350,000	3,169,173
Sumitomo Life Insurance Co., (LIBOR USD 3 Month + 2.99%), 4.00%, 09/14/77(b)	USD	5,100	4,755,750
T&D Holdings, Inc., 0.00%, 06/05/20(i)(l)	JPY	780,000	7,045,116
Takashimaya Co. Ltd., 0.00%, 12/11/18(i)(l)		520,000	4,698,144

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Japan (continued)
Tohoku Electric Power Co., Inc.(i)(l):
0.00%, 12/03/18	JPY	170,000	$1,520,119
0.00%, 12/03/20		1,070,000	9,591,971
Transcosmos, Inc., 0.00%, 12/22/20(i)(l)		420,000	3,807,750
Yamaguchi Financial Group, Inc., (LIBOR USD 3 Month-0.50%), 1.84%, 03/26/20(b)(i)	USD	10,200	10,363,200

			200,005,498
Jersey — 0.0%
LHC3 plc, 4.12% ( 4.12% Cash or 9.00% PIK), 08/15/24(k)	EUR	5,630	6,549,550

Luxembourg — 0.3%
Altice Financing SA(a):
6.63%, 02/15/23	USD	4,664	4,596,372
7.50%, 05/15/26		16,170	15,639,624
Altice Finco SA, 4.75%, 01/15/28	EUR	5,630	5,589,822
Altice Luxembourg SA:
7.75%, 05/15/22(a)	USD	3,400	3,289,500
6.25%, 02/15/25	EUR	2,165	2,416,916
ARD Finance SA, 6.63% ( 6.63% Cash or 7.38% PIK), 09/15/23(k)		700	831,561
Bevco Lux SARL, 1.75%, 02/09/23		4,115	4,790,033
DEA Finance SA, 7.50%, 10/15/22		2,255	2,833,421
Dragon Aviation Finance Luxembourg SA, 4.00%, 11/28/22	USD	12,520	12,293,916
Garfunkelux Holdco 3 SA, (EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(b)	EUR	1,040	1,080,333
Gilex Holding SARL, 8.50%, 05/02/23(a)	USD	18,217	18,731,630
INEOS Finance plc, 4.00%, 05/01/23	EUR	2,031	2,412,715
INEOS Group Holdings SA, 5.38%, 08/01/24		1,400	1,706,794
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	USD	838	833,810
LHMC Finco SARL, 6.25%, 12/20/23	EUR	936	1,078,578
Matterhorn Telecom SA:
3.88%, 05/01/22		1,800	2,124,452
(EURIBOR 3 Month + 3.25%), 3.25%, 02/01/23(b)		213	248,702
4.00%, 11/15/27		2,760	3,014,269
Schmolz+Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22		651	768,191
SES SA, (EUR Swap Annual 5 Year + 4.66%), 4.62%(b)(j)		5,500	6,612,735
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		2,714	3,352,509
WFS Global Holding SAS, 9.50%, 07/15/22		2,253	2,758,144

			97,004,027
Malaysia — 0.2%
1MDB Energy Ltd., 5.99%, 05/11/22	USD	11,400	11,513,704
Cahaya Capital Ltd., 0.00%, 09/18/21(i)(l)		5,000	4,943,750
Cindai Capital Ltd., 0.00%, 02/08/23(i)(l)		25,238	24,234,790
Gohl Capital Ltd., 4.25%, 01/24/27		15,161	14,350,629
Press Metal Labuan Ltd., 4.80%, 10/30/22		2,846	2,630,865

			57,673,738
Mexico — 0.2%
Alpha Holding SA de CV, 10.00%, 12/19/22(a)		3,148	2,911,900
Axtel SAB de CV:
6.38%, 11/14/24(a)		9,790	9,276,025
6.38%, 11/14/24		5,210	4,936,475
Cydsa SAB de CV:
6.25%, 10/04/27(a)		15,286	13,780,329
6.25%, 10/04/27		3,176	2,863,164
Docuformas SAPI de CV, 9.25%, 10/11/22(a)		5,000	4,525,000

Security	Par (000)		Value
Mexico (continued)
Grupo Bimbo SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%(a)(b)(j)	USD	7,958	$7,858,525
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)		17,892	16,371,180
Mexichem SAB de CV, 5.50%, 01/15/48(a)		7,585	6,618,368
Trust F/1401, 6.95%, 01/30/44		5,000	4,900,000
Unifin Financiera SAB de CV SOFOM ENR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%(a)(b)(j)		10,000	8,930,100

			82,971,066
Mongolia — 0.0%
Energy Resources LLC, 8.00%, 09/30/22(d)		1,490	1,437,546

Netherlands — 0.5%
ABN AMRO Bank NV(b)(j):
(EUR Swap Annual 5 Year + 5.45%), 5.75%	EUR	6,000	7,412,213
(EUR Swap Annual 5 Year + 3.90%), 4.75%		9,000	10,020,362
Cooperatieve Rabobank UA(b)(j):
(EUR Swap Annual 5 Year + 5.25%), 5.50%		2,242	2,797,712
(EUR Swap Annual 5 Year + 6.70%), 6.62%		1,800	2,362,167
Heineken NV, 1.25%, 09/10/21		1,440	1,736,620
ING Groep NV(b):
(USD Swap Semi 5 Year + 4.45%), 6.00%(j)	USD	8,850	8,807,520
(USD Swap Semi 5 Year + 1.94%), 4.70%, 03/22/28		10,100	10,006,757
(EUR Swap Annual 5 Year + 1.35%), 2.00%, 03/22/30	EUR	7,200	8,250,288
Koninklijke Ahold Delhaize NV, (EURIBOR 3 Month + 0.18%), 0.00%, 03/19/21(b)		1,460	1,705,912
Koninklijke KPN NV(b):
(EUR Swap Annual 5 Year + 5.20%), 6.12%(j)		1,828	2,157,089
(GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73	GBP	890	1,239,189
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	1,425	1,718,199
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(b)(j)		4,250	5,125,321
NXP BV(a):
4.13%, 06/15/20	USD	290	292,900
4.13%, 06/01/21		33,803	33,718,492
3.88%, 09/01/22		7,185	7,059,263
OCI NV, 5.00%, 04/15/23	EUR	1,442	1,717,058
Shell International Finance BV, 2.25%, 11/10/20	USD	7,155	7,040,406
United Group BV:
4.38%, 07/01/22	EUR	3,314	3,937,835
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(b)		1,581	1,840,938
4.88%, 07/01/24		4,994	5,926,763
UPC Holding BV, 3.88%, 06/15/29		4,020	4,347,347
UPCB Finance IV Ltd., 4.00%, 01/15/27		2,610	3,082,046
UPCB Finance VII Ltd., 3.63%, 06/15/29		6,507	7,335,072
Ziggo Bond Co. BV, 7.13%, 05/15/24		810	1,010,950
Ziggo Bond Finance BV, 4.63%, 01/15/25		1,173	1,351,131
Ziggo BV:
4.25%, 01/15/27		2,480	2,856,806
5.50%, 01/15/27(a)	USD	29,094	27,176,705

			172,033,061
Norway — 0.0%
Aker BP ASA, 5.88%, 03/31/25(a)		1,800	1,853,550
DNB Bank ASA(b)(j):
(USD Swap Semi 5 Year + 4.08%), 5.75%		1,600	1,590,320
(USD Swap Semi 5 Year + 5.08%), 6.50%		1,375	1,404,219

			4,848,089

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Peru — 0.0%(a)
Inkia Energy Ltd., 5.88%, 11/09/27	USD	7,585	$7,073,012
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27		10,000	8,802,000

			15,875,012
Philippines — 0.1%
AYC Finance Ltd., 0.50%, 05/02/19(i)		6,800	6,723,500
Royal Capital BV(j):
5.88%		9,500	8,924,186
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(b)		1,849	1,758,408
VLL International, Inc., 5.75%, 11/28/24		4,445	4,175,415

			21,581,509
Portugal — 0.0%
Banco Espirito Santo SA(g)(m):
2.63%, 05/08/17	EUR	6,100	2,030,221
4.75%, 01/15/18		15,500	5,113,504
4.00%, 01/21/19		19,000	6,434,578

			13,578,303
Singapore — 0.1%
Puma International Financing SA, 5.00%, 01/24/26(a)	USD	16,356	14,969,060
Suntec REIT, 1.75%, 11/30/24(i)	SGD	14,250	9,977,615
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(b)(j)	USD	10,261	9,542,114

			34,488,789
South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	540	651,706

South Korea — 0.2%
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(b)	USD	5,789	5,057,803
Hyundai Capital Services, Inc., 3.00%, 08/29/22		12,400	11,935,024
Hyundai Heavy Industries Co. Ltd., 0.00%, 06/29/20(i)(l)		2,400	2,358,000
Kakao Corp., 0.00%, 05/11/21(i)(l)	KRW	5,200,000	4,939,883
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(b)	USD	9,300	8,716,890
LG Chem Ltd., 0.00%, 04/16/21(i)(l)	EUR	3,300	3,848,923
Woori Bank(b)(j):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.50%	USD	10,724	10,107,295
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%		21,975	20,709,328

			67,673,146
Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA(b)(j):
(EUR Swap Annual 5 Year + 6.16%), 7.00%	EUR	400	477,633
(EUR Swap Annual 5 Year + 9.18%), 8.88%		15,800	20,666,275
Banco de Sabadell SA:
(EUR Swap Annual 5 Year + 6.41%), 6.50%(b)(j)		6,200	7,231,672
0.88%, 03/05/23		7,600	8,738,210
5.63%, 05/06/26		8,600	11,261,828
Banco Santander SA(b)(j):
(EUR Swap Annual 5 Year + 5.41%), 6.25%		1,000	1,186,777
(EUR Swap Annual 5 Year + 6.80%), 6.75%		8,400	10,532,972

Security	Par (000)		Value
Spain (continued)
Banco Santander SA (continued)
(EUR Swap Annual 5 Year + 4.10%), 4.75%	EUR	21,400	$23,063,370
Bankia SA(b):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(j)		12,200	14,222,228
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		3,500	4,172,651
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		7,700	9,153,917
CaixaBank SA(b):
(EUR Swap Annual 5 Year + 6.50%), 6.75%(j)		12,600	15,633,923
(EUR Swap Annual 5 Year + 4.50%), 5.25%(j)		3,200	3,419,318
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/27		400	490,427
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		1,600	1,892,262
Cellnex Telecom SA, 1.50%, 01/16/26(i)		3,000	3,528,449
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21		1,629	1,800,951
7.63%, 11/01/21(a)	USD	6,948	6,354,571
Gas Natural Fenosa Finance BV(b)(j):
(EUR Swap Annual 8 Year + 3.35%), 4.13%	EUR	3,400	4,133,311
(EUR Swap Annual 9 Year + 3.08%), 3.38%		4,300	4,958,771
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25		1,400	1,595,188
2.50%, 11/28/29		1,800	2,076,412
NH Hotel Group SA, 3.75%, 10/01/23		978	1,186,536
Repsol International Finance BV(b):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(j)		11,830	14,345,407
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		2,247	2,741,473
Telefonica Europe BV(b)(j):
(EUR Swap Annual 5 Year + 5.04%), 6.50%		1,700	2,009,131
(EUR Swap Annual 5 Year + 3.81%), 4.20%		12,000	14,448,022
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	1,400	1,969,368
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	1,800	2,412,091
(EUR Swap Annual 5 Year + 3.86%), 3.75%		4,200	4,923,153
(EUR Swap Annual 5 Year + 2.33%), 2.63%		1,400	1,528,650
(EUR Swap Annual 10 Year + 4.30%), 5.88%		3,800	4,831,480
Tendam Brands SAU, 5.00%, 09/15/24		2,793	3,065,966

			210,052,393
Sweden — 0.1%
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 3.88%, 10/05/78(b)		750	854,585
Fastighets AB Balder, (EUR Swap Annual 5 Year + 2.90%), 3.00%, 03/07/78(b)		1,060	1,185,036
Intrum AB:
2.75%, 07/15/22		2,793	3,098,543
3.13%, 07/15/24		351	383,307
Nordea Bank AB:
(USD Swap Rate 5 Year + 3.56%), 5.50%(b)(j)	USD	1,440	1,429,200
2.50%, 09/17/20(a)		7,230	7,110,395
Swedbank AB(b)(j):
(USD Swap Semi 5 Year + 3.77%), 5.50%		2,200	2,191,750
(USD Swap Semi 5 Year + 4.11%), 6.00%		1,200	1,194,000
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	1,581	1,755,683
Verisure Holding AB, 6.00%, 11/01/22		396	480,993
Verisure Midholding AB, 5.75%, 12/01/23		1,090	1,233,646

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Sweden (continued)
Volvo Car AB, 2.00%, 01/24/25	EUR	8,200	$9,259,953

			30,177,091
Switzerland — 0.3%
Credit Suisse AG:
4.38%, 08/05/20	USD	7,865	8,045,389
6.50%, 08/08/23		11,195	11,907,741
Credit Suisse Group AG(b)(j):
(USD Swap Semi 5 Year + 5.11%), 7.13%		12,985	13,221,976
(USD Swap Semi 5 Year + 4.60%), 7.50%		5,400	5,575,500
(USD Swap Semi 5 Year + 3.46%), 6.25%		6,100	5,963,409
EFG International Guernsey Ltd., (USD Swap Semi 5 Year + 2.98%), 5.00%, 04/05/27(b)		6,300	6,150,929
ELM BV for Helvetia Schweizerische Versicherungsgesellschaft AG, (EURIBOR 3 Month + 3.65%), 3.38%, 09/29/47(b)	EUR	6,425	7,501,915
UBS AG, (EURIBOR 3 Month + 0.50%), 0.17%, 04/23/21(b)		4,075	4,778,467
UBS Group Funding Switzerland AG:
(USD Swap Rate 5 Year + 5.50%), 6.87%(b)(j)	USD	1,600	1,639,565
(USD Swap Semi 5 Year + 5.88%), 7.13%(b)(j)		1,460	1,503,455
(EUR Swap Annual 5 Year + 5.29%), 5.75%(b)(j)	EUR	2,789	3,513,027
(USD Swap Semi 5 Year + 2.43%), 5.00%(b)(j)	USD	6,325	5,550,187
3.49%, 05/23/23(a)		3,665	3,582,957
(USD Swap Semi 5 Year + 4.87%), 7.00%(b)(j)		9,545	9,677,103

			88,611,620
Taiwan — 0.1%(i)(l)
Bizlink Holding, Inc., 0.00%, 02/01/23		7,750	7,779,063
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22		6,400	6,300,800
Neo Solar Power Corp., 0.00%, 10/27/19		6,700	6,289,625
Zhen Ding Technology Holding Ltd., 0.00%, 06/26/19		5,800	5,781,150

			26,150,638
Thailand — 0.1%
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(b)(j)		9,400	8,835,568
Singha Estate PCL, 2.00%, 07/20/22(i)		9,700	9,287,750

			18,123,318
Turkey — 0.0%(a)
Petkim Petrokimya Holding A/S, 5.88%, 01/26/23		8,824	8,017,945
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27		7,041	6,565,644

			14,583,589
United Arab Emirates — 0.0%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23		10,000	9,805,000

United Kingdom — 1.5%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	320	435,285
2.88%, 01/31/22		320	414,039
2.75%, 07/31/23		7,535	9,465,567
Ardonagh Midco 3 plc, 8.38%, 07/15/23		7,200	9,584,603

Security	Par (000)		Value
United Kingdom (continued)
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	1,525	$1,861,672
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(b)	EUR	847	940,272
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(b)		622	697,687
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	675	897,959
Barclays Bank plc, 2.65%, 01/11/21	USD	7,230	7,068,089
Barclays plc:
(EUR Swap Annual 5 Year + 5.88%), 6.50%(b)(j)	EUR	4,700	5,649,664
(EUR Swap Annual 5 Year + 6.75%), 8.00%(b)(j)		9,400	12,157,382
(USD Swap Semi 5 Year + 6.77%), 7.88%(b)(j)	USD	725	749,006
(GBP Swap 5 Year + 6.46%), 7.25%(b)(j)	GBP	6,445	8,729,066
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(b)	EUR	1,000	1,189,827
(EUR Swap Annual 5 Year + 1.90%), 2.00%, 02/07/28(b)		8,986	10,028,638
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(b)	USD	3,150	3,120,757
3.25%, 01/17/33	GBP	2,500	3,012,715
BAT Capital Corp.:
(EURIBOR 3 Month + 0.50%), 0.17%, 08/16/21(b)	EUR	1,460	1,704,340
2.76%, 08/15/22(a)	USD	10,823	10,378,130
Boparan Finance plc, 4.38%, 07/15/21	EUR	924	936,073
BP Capital Markets plc:
1.68%, 05/03/19	USD	6,608	6,555,091
2.24%, 05/10/19		1,230	1,225,169
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	500	661,313
7.50%, 10/01/23		1,486	1,995,469
Centrica plc, (EUR Swap Annual 5 Year + 2.69%), 3.00%, 04/10/76(b)	EUR	12,300	14,655,528
Channel Link Enterprises Finance plc(b):
Series A7, (EURIBOR 6 Month + 5.55%), 1.76%, 06/30/50		6,525	7,790,901
Series A8, (EURIBOR 6 Month + 5.90%), 2.71%, 06/30/50		4,400	5,398,658
Series A5, (LIBOR GBP 6 Month + 5.78%), 3.04%, 06/30/50	GBP	3,075	4,023,716
Coca-Cola European Partners plc, (EURIBOR 3 Month + 0.18%), 0.00%, 11/16/21(b)	EUR	1,460	1,703,948
Cognita Financing plc, 7.75%, 08/15/21	GBP	684	916,250
Coventry Building Society, (GBP Swap 5 Year + 4.11%), 6.37%(b)(j)		4,390	5,909,576
CPUK Finance Ltd.:
4.25%, 08/28/22		9,116	12,089,707
4.88%, 08/28/25		1,063	1,406,263
Diageo Finance plc, 0.00%, 11/17/20	EUR	1,440	1,682,488
Dignity Finance plc:
Series A, 3.55%, 12/31/34	GBP	2,135	2,994,370
Series B, 4.70%, 12/31/49		485	618,182
EC Finance plc:
2.38%, 11/15/22	EUR	2,022	2,332,430
EI Group plc:
6.38%, 02/15/22	GBP	1,820	2,489,856
6.00%, 10/06/23		6,106	8,706,538
Experian Finance plc, 4.75%, 02/04/20	EUR	1,500	1,885,712
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24		2,030	2,524,251

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United Kingdom (continued)
Fiat Chrysler Finance Europe SA:
6.75%, 10/14/19	EUR	920	$1,155,491
4.75%, 07/15/22		2,412	3,111,488
GKN Holdings plc, 3.38%, 05/12/32	GBP	5,100	6,907,211
GlaxoSmithKline Capital plc, 0.63%, 12/02/19	EUR	1,500	1,770,976
Greene King Finance plc:
Series A5, (LIBOR GBP 3 Month + 2.50%), 3.13%, 12/15/33(b)	GBP	25,909	34,192,862
Series A6, 4.06%, 03/15/35		4,571	6,423,000
HBOS Capital Funding LP, 6.85%(j)	USD	7,996	8,065,965
HSBC Holdings plc:
(USD Swap Rate 5 Year + 3.63%), 5.62%(b)(j)		600	597,000
(USD Swap Rate 5 Year + 3.45%), 6.25%(b)(j)		3,150	3,090,938
3.60%, 05/25/23		3,665	3,629,072
(USD Swap Rate 5 Year + 3.71%), 6.37%(b)(j)		3,100	3,066,489
(USD Swap Rate 5 Year + 4.37%), 6.38%(b)(j)		770	755,562
(USD Swap Rate 5 Year + 3.61%), 6.50%(b)(j)		1,600	1,536,000
Imperial Brands Finance plc, 0.50%, 07/27/21	EUR	1,000	1,173,215
Jerrold Finco plc:
6.25%, 09/15/21	GBP	3,269	4,421,041
6.13%, 01/15/24		4,534	6,014,048
Ladbrokes Group Finance plc, 5.13%, 09/08/23		2,210	3,018,567
Lloyds Banking Group plc, 4.34%, 01/09/48	USD	4,950	4,247,881
Mitchells & Butlers Finance plc, Series D1, (LIBOR GBP 3 Month + 2.13%), 2.76%, 06/15/36(b)	GBP	2,225	2,254,607
National Westminster Bank plc, Series C, (LIBID USD 3 Month + 0.25%), 2.56%(b)(j)	USD	4,300	3,510,950
Nationwide Building Society, (GBP Swap 5 Year + 4.88%), 6.88%(b)(j)	GBP	5,100	6,871,545
NatWest Markets plc(b)(j):
(USD Swap Semi 5 Year + 5.80%), 7.50%	USD	1,043	1,063,338
(USD Swap Semi 5 Year + 7.60%), 8.62%		10,100	10,733,775
(USD Swap Semi 5 Year + 5.72%), 8.00%		4,800	5,040,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(a)		3,525	3,432,469
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	3,623	4,808,087
Reynolds American, Inc., 4.45%, 06/12/25	USD	29,390	29,578,189
Santander UK Group Holdings plc, (GBP Swap 5 Year + 5.54%), 7.38%(b)(j)	GBP	1,300	1,784,302
Shop Direct Funding plc, 7.75%, 11/15/22		5,680	6,432,000
Spirit Issuer plc, Series A2, (LIBOR GBP 3 Month + 2.70%), 3.37%, 12/28/31(b)		14,430	18,567,759
Standard Chartered plc, (USD Swap Semi 5 Year + 4.89%), 6.50%(b)(j)	USD	4,865	4,828,162
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	1,175	1,528,221
(LIBOR GBP 3 Month + 4.38%), 5.01%, 03/15/22(b)		4,100	5,339,279
Synlab Bondco plc, 6.25%, 07/01/22	EUR	1,298	1,557,489
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		403	495,778
Tesco plc:
5.00%, 03/24/23	GBP	700	1,021,543
5.50%, 01/13/33		104	160,138
Tesco Property Finance 1 plc, 7.62%, 07/13/39		3,261	5,756,026
Tesco Property Finance 3 plc, 5.74%, 04/13/40		6,924	10,616,893
Tesco Property Finance 4 plc, 5.80%, 10/13/40		3,263	5,044,161
Tullow Oil Jersey Ltd., 6.63%, 07/12/21(i)	USD	4,400	5,593,500

Security	Par (000)		Value
United Kingdom (continued)
Unilever NV, 1.75%, 08/05/20	EUR	838	$1,016,892
Unique Pub Finance Co. plc (The):
Series M, 7.40%, 03/28/24	GBP	14,699	21,363,872
Series N, 6.46%, 03/30/32		28,058	35,808,606
Virgin Media Finance plc:
7.00%, 04/15/23		500	680,213
6.38%, 10/15/24		1,200	1,643,659
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24		2,527	3,280,621
Virgin Media Secured Finance plc:
5.13%, 01/15/25		500	669,773
5.50%, 01/15/25		1,656	2,222,113
4.88%, 01/15/27		1,854	2,378,917
6.25%, 03/28/29		2,478	3,413,418
Vodafone Group plc:
0.00%, 11/26/20(i)(l)		7,600	9,552,868
3.75%, 01/16/24	USD	31,646	31,375,558
Vue International Bidco plc, 7.88%, 07/15/20	GBP	2,104	2,782,724
Wellcome Trust Ltd. (The), 2.52%, 02/07/2118		2,175	2,715,130
ZPG plc, 3.75%, 07/15/23		1,361	1,854,114

			526,539,682
United States — 12.6%
Abbott Laboratories, 2.80%, 09/15/20	USD	7,205	7,150,473
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	9,387	10,148,463
AHS Hospital Corp., 5.02%, 07/01/45	USD	3,780	4,301,989
Air Lease Corp., 3.88%, 07/03/23		20,000	19,801,644
Allergan Finance LLC, 3.25%, 10/01/22		7,185	6,980,588
Allergan Funding SCS, 3.45%, 03/15/22		7,182	7,067,000
Ally Financial, Inc., 3.25%, 11/05/18		416	416,000
Altice US Finance I Corp., 5.38%, 07/15/23(a)		15,650	15,571,750
Ambac Assurance Corp., 5.10%, 06/07/20(a)		1,407	1,885,937
American Airlines Group, Inc., 4.63%, 03/01/20(a)		10,610	10,556,950
American Tower Corp., 5.00%, 02/15/24		15,280	15,845,891
Amgen, Inc., 3.63%, 05/15/22		10,821	10,885,142
Anadarko Petroleum Corp., 4.85%, 03/15/21		8,355	8,598,184
Analog Devices, Inc., 2.95%, 01/12/21		7,213	7,155,372
Andeavor Logistics LP:
5.50%, 10/15/19		2,063	2,114,575
6.25%, 10/15/22		10,000	10,358,693
6.38%, 05/01/24		556	593,530
5.25%, 01/15/25		11,144	11,421,263
Antero Resources Corp.:
5.38%, 11/01/21		1,380	1,397,250
5.13%, 12/01/22		836	838,090
Arconic, Inc.:
5.87%, 02/23/22		5,380	5,614,030
5.90%, 02/01/27		26,394	26,591,955
Ares Capital Corp., 4.25%, 03/01/25		21,550	20,725,096
ARI Investments LLC, 4.91%, 01/06/25(c)(d)		9,044	9,043,687
Ashton Woods USA LLC, 6.88%, 02/15/21(a)		8,603	8,646,015
AT&T, Inc., 5.88%, 10/01/19		8,129	8,405,618
Avantor, Inc.:
4.75%, 10/01/24	EUR	1,500	1,756,170
6.00%, 10/01/24(a)	USD	6,830	6,756,236
9.00%, 10/01/25(a)		2,890	2,912,253
Aviation Capital Group LLC, 3.88%, 05/01/23(a)		18,995	18,939,850
Avis Budget Finance plc, 4.13%, 11/15/24	EUR	1,001	1,176,543
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		1,970	2,363,717
Bank of America Corp.:
Series L, 2.65%, 04/01/19	USD	7,200	7,192,356
2.15%, 11/09/20		7,185	7,019,493

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Bank of America Corp. (continued)
2.63%, 04/19/21	USD	14,427	$14,172,760
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(b)		29,720	29,054,470
(EURIBOR 3 Month + 0.78%), 0.45%, 05/04/23(b)	EUR	1,460	1,709,675
4.45%, 03/03/26	USD	35,770	35,852,879
4.25%, 10/22/26		9,110	9,002,161
Series L, 4.18%, 11/25/27		18,945	18,450,495
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(b)		40,380	39,743,309
Bank of New York Mellon Corp. (The), 3.50%, 04/28/23		18,710	18,718,184
Baylor Scott & White Holdings, 4.19%, 11/15/45		6,325	6,432,182
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		366	377,895
Beazer Homes USA, Inc., 8.75%, 03/15/22		9,146	9,717,625
Becton Dickinson and Co.:
2.68%, 12/15/19		7,213	7,158,902
3.13%, 11/08/21		1,155	1,138,245
Belden, Inc.:
2.88%, 09/15/25	EUR	920	1,044,831
4.13%, 10/15/26		810	979,309
Biogen, Inc., 3.63%, 09/15/22	USD	3,600	3,594,283
BlueLine Rental Finance Corp., 9.25%, 03/15/24(a)		5,860	6,234,454
Boyd Gaming Corp., 6.88%, 05/15/23		17,278	18,098,705
Brinker International, Inc., 5.00%, 10/01/24(a)		13,057	12,600,005
Bristow Group, Inc., 8.75%, 03/01/23(a)		19,315	18,807,981
Broadcom Corp.:
2.38%, 01/15/20		32,860	32,431,833
2.20%, 01/15/21		10,914	10,568,817
3.00%, 01/15/22		18,191	17,693,669
3.88%, 01/15/27		12,612	11,929,090
BWAY Holding Co.:
4.75%, 04/15/24	EUR	7,100	8,297,930
5.50%, 04/15/24(a)	USD	14,877	14,505,075
Callon Petroleum Co., 6.13%, 10/01/24		7,880	7,978,500
Calpine Corp.:
6.00%, 01/15/22(a)		7,520	7,670,400
5.38%, 01/15/23(n)		8,090	7,695,612
5.88%, 01/15/24(a)		6,720	6,652,800
Campbell Soup Co., 3.30%, 03/15/21		3,575	3,560,224
Capital One Bank USA NA, 2.25%, 02/13/19		4,055	4,039,064
Capital One NA, 2.95%, 07/23/21		2,726	2,677,381
Cargill, Inc., 1.88%, 09/04/19	EUR	1,500	1,791,176
Carlson Travel, Inc.(a):
6.75%, 12/15/23	USD	11,776	11,540,480
9.50%, 12/15/24		575	520,375
Carnival Corp., 3.95%, 10/15/20		8,291	8,423,100
Carpenter Technology Corp., 4.45%, 03/01/23		12,790	12,880,687
Carrizo Oil & Gas, Inc., 7.50%, 09/15/20		2,762	2,779,262
Caterpillar Financial Services Corp.:
1.90%, 03/22/19		7,213	7,180,365
2.25%, 12/01/19		1,489	1,476,541
1.70%, 08/09/21		5,711	5,469,767
Catholic Health Initiatives, 4.35%, 11/01/42		4,455	4,215,684
CCO Holdings LLC:
5.25%, 09/30/22		18,455	18,512,672
5.75%, 02/15/26(a)		22,990	22,587,675
5.13%, 05/01/27(a)		3,775	3,531,984
CDK Global, Inc.:
3.80%, 10/15/19		10,556	10,579,482
5.00%, 10/15/24		3,702	3,785,295

Security	Par (000)		Value
United States (continued)
Celgene Corp., 2.25%, 05/15/19	USD	7,213	$7,178,135
Centennial Resource Production LLC, 5.38%, 01/15/26(a)		31,254	30,394,515
Century Communities, Inc., 6.88%, 05/15/22		2,761	2,825,331
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		6,800	6,991,556
Series T, 5.80%, 03/15/22		6,820	6,751,800
Series W, 6.75%, 12/01/23(n)		15,325	15,401,625
Series Y, 7.50%, 04/01/24(n)		11,430	11,744,325
Chaparral Energy, Inc., 8.75%, 07/15/23(a)		4,800	4,833,000
Chemours Co. (The), 4.00%, 05/15/26	EUR	7,835	9,103,964
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24	USD	13,295	14,491,550
5.13%, 06/30/27		29,416	29,158,610
Cheniere Energy Partners LP, 5.25%, 10/01/25(a)		18,889	18,425,275
Cheniere Energy, Inc., 0.00% ( 0.00% Cash or 4.88% PIK), 05/28/21(a)(i)(k)		13,686	13,446,889
Chesapeake Energy Corp.:
6.63%, 08/15/20		9,164	9,416,010
6.13%, 02/15/21		760	769,500
8.00%, 12/15/22(a)		31,848	33,430,845
5.50%, 09/15/26(i)		5,438	5,526,558
Citigroup, Inc.:
2.55%, 04/08/19		7,200	7,187,650
2.35%, 08/02/21		14,427	13,935,894
Citizens Bank NA, 3.70%, 03/29/23		3,009	3,002,141
Coca-Cola Co. (The), 3.15%, 11/15/20		3,590	3,612,361
Colfax Corp., 3.25%, 05/15/25	EUR	2,243	2,627,286
Commercial Metals Co.:
4.88%, 05/15/23	USD	2,491	2,435,700
5.38%, 07/15/27		22,403	21,282,850
Consolidated Edison Co. of New York, Inc., 6.65%, 04/01/19		7,200	7,407,333
Constellium NV, 4.25%, 02/15/26	EUR	6,427	7,294,547
Cox Communications, Inc., 4.60%, 08/15/47(a)	USD	5,699	5,207,950
Crown Castle International Corp., 3.65%, 09/01/27		24,065	22,384,230
Crown European Holdings SA:
2.25%, 02/01/23(a)	EUR	200	231,743
3.38%, 05/15/25		432	509,999
CSC Holdings LLC:
8.63%, 02/15/19	USD	277	284,964
10.13%, 01/15/23(a)		24,780	27,319,950
5.25%, 06/01/24		360	340,200
6.63%, 10/15/25(a)		19,248	19,705,140
10.88%, 10/15/25(a)		11,863	13,675,666
CVR Partners LP, 9.25%, 06/15/23(a)		5,940	6,118,200
CVR Refining LLC, 6.50%, 11/01/22		833	849,660
CVS Health Corp.:
3.13%, 03/09/20		17,938	17,914,831
3.70%, 03/09/23		14,427	14,353,839
DaVita, Inc.:
5.75%, 08/15/22		7,660	7,789,301
5.13%, 07/15/24		17,618	17,089,460
DCP Midstream Operating LP, 9.75%, 03/15/19(a)		692	720,545
Dell International LLC, 5.88%, 06/15/21(a)		9,745	9,877,747
Delta Air Lines, Inc.:
2.88%, 03/13/20		7,739	7,688,028
3.63%, 03/15/22		7,213	7,131,600
Diamond BC BV, 5.63%, 08/15/25	EUR	2,003	2,096,304
Dignity Health, 2.64%, 11/01/19	USD	11,573	11,550,904

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Discovery Communications LLC, 5.20%, 09/20/47	USD	10,485	$10,169,869
Endeavor Energy Resources LP, 5.50%, 01/30/26(a)		1,646	1,596,620
Energen Corp., 4.63%, 09/01/21		29,141	28,995,295
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	8,060	9,481,744
Enterprise Products Operating LLC, 5.20%, 09/01/20	USD	3,360	3,501,371
Equinix, Inc.:
5.38%, 01/01/22		835	860,050
5.38%, 04/01/23		8,808	9,016,089
2.88%, 03/15/24	EUR	2,053	2,349,543
2.88%, 10/01/25		2,633	2,899,184
Exelon Corp., 3.50%, 06/01/22	USD	10,473	10,351,833
Expedia Group, Inc., 5.95%, 08/15/20		3,585	3,763,675
Express Scripts Holding Co.:
2.60%, 11/30/20		7,216	7,077,690
4.75%, 11/15/21		7,216	7,444,792
Extraction Oil & Gas, Inc., 7.38%, 05/15/24(a)		8,705	9,118,487
Federal-Mogul LLC, 5.00%, 07/15/24	EUR	6,500	7,880,285
First Data Corp.(a):
5.38%, 08/15/23	USD	3,160	3,189,230
5.00%, 01/15/24		37,790	37,506,575
Five Point Operating Co. LP, 7.88%, 11/15/25(a)		8,704	8,867,200
Ford Motor Credit Co. LLC:
2.38%, 03/12/19		26,270	26,167,891
(EURIBOR 3 Month + 0.43%), 0.10%, 05/14/21(b)	EUR	5,800	6,752,216
4.25%, 09/20/22	USD	16,980	17,116,859
(EURIBOR 3 Month + 0.42%), 0.10%, 12/07/22(b)	EUR	805	924,220
3.10%, 05/04/23	USD	3,665	3,490,296
Frontier Communications Corp.:
8.13%, 10/01/18(n)		3,663	3,681,315
7.13%, 03/15/19		8,706	8,771,295
8.50%, 04/01/26(a)		9,751	9,409,715
Gates Global LLC, 6.00%, 07/15/22(a)		366	370,575
General Electric Co., (EURIBOR 3 Month + 0.30%), 0.00%, 05/28/20(b)	EUR	1,460	1,706,490
General Motors Financial Co., Inc.:
4.20%, 03/01/21	USD	7,237	7,337,884
3.55%, 04/09/21		5,631	5,612,744
(EURIBOR 3 Month + 0.68%), 0.35%, 05/10/21(b)	EUR	1,460	1,713,087
3.20%, 07/06/21	USD	3,606	3,559,082
3.15%, 06/30/22		13,990	13,596,461
3.25%, 01/05/23		3,606	3,494,467
4.15%, 06/19/23		6,405	6,403,463
George Washington University (The), Series 2018, 4.13%, 09/15/48		14,343	14,505,780
GLP Capital LP:
4.88%, 11/01/20		16,957	17,147,766
4.38%, 04/15/21		610	610,000
5.38%, 11/01/23		17,960	18,341,650
5.25%, 06/01/25		10,101	10,101,000
Goldman Sachs & Co. LLC(b)(c):
(LIBOR USD 3 Month + 0.25%), 0.00%, 08/13/18		133,000	133,000,000
(LIBOR USD 3 Month + 0.44%), 2.78%, 02/08/19		417,000	417,000,000

Security	Par (000)		Value
United States (continued)
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 0.35%), 2.69%, 11/13/18(b)(c)	USD	181,000	$181,000,000
(EURIBOR 3 Month + 0.46%), 0.14%, 12/31/18(b)	EUR	1,460	1,707,409
7.50%, 02/15/19	USD	22,979	23,613,754
2.75%, 09/15/20		14,300	14,129,487
5.25%, 07/27/21		7,170	7,535,171
4.25%, 10/21/25		36,910	36,368,855
3.50%, 11/16/26		24,796	23,363,153
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		40,110	39,504,746
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	EUR	800	956,297
Graphic Packaging International LLC, 4.75%, 04/15/21	USD	277	279,770
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		5,337	5,457,082
HCA Healthcare, Inc., 6.25%, 02/15/21		2,195	2,277,312
HCA, Inc.:
3.75%, 03/15/19		415	416,556
6.50%, 02/15/20		24,922	25,872,151
5.00%, 03/15/24		7,568	7,568,000
HD Supply, Inc., 5.75%, 04/15/24(a)(e)		12,475	13,083,156
Herc Rentals, Inc.(a):
7.50%, 06/01/22		9,678	10,234,485
7.75%, 06/01/24		11,675	12,463,062
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	6,155	6,957,857
Howard Hughes Medical Institute, 3.50%, 09/01/23	USD	6,863	6,951,094
Humana, Inc.:
2.50%, 12/15/20		2,130	2,090,626
3.15%, 12/01/22		7,213	7,021,016
Huntington National Bank (The), 2.40%, 04/01/20		8,115	8,002,811
Huntsman International LLC, 5.13%, 11/15/22		5,549	5,704,301
Informatica LLC, 7.13%, 07/15/23(a)		9,290	9,384,944
Intelsat SA, 4.50%, 06/15/25(a)(i)		1,345	1,645,862
International Business Machines Corp.:
2.25%, 02/19/21		7,205	7,049,766
2.90%, 11/01/21		3,170	3,144,131
International Game Technology plc:
5.63%, 02/15/20(a)		6,749	6,833,363
6.25%, 02/15/22(a)		8,739	8,957,475
4.75%, 02/15/23	EUR	825	1,026,775
3.50%, 07/15/24		3,664	4,257,425
IQVIA, Inc.:
3.25%, 03/15/25(a)		1,050	1,190,259
3.25%, 03/15/25		2,700	3,060,666
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	900	1,123,754
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)	USD	3,925	3,728,750
Iron Mountain, Inc.:
6.00%, 08/15/23		2,263	2,313,918
3.00%, 01/15/25	EUR	1,620	1,875,074
Jagged Peak Energy LLC, 5.88%, 05/01/26(a)	USD	7,197	7,053,060
JPMorgan Chase & Co.:
1.85%, 03/22/19		14,370	14,279,092
2.40%, 06/07/21		7,213	7,027,354
(LIBOR USD 3 Month + 0.61%), 2.94%, 06/18/22(b)		20,000	19,992,800

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
JPMorgan Chase & Co. (continued)
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(b)	USD	34,000	$33,681,441
4.13%, 12/15/26		19,095	18,853,817
(LIBOR USD 3 Month + 1.12%), 4.00%, 04/23/29(b)		39,910	39,377,825
K. Hovnanian Enterprises, Inc.(a):
10.00%, 07/15/22		23,587	24,825,317
10.50%, 07/15/24		10,606	10,924,180
Kaiser Aluminum Corp., 5.88%, 05/15/24		16,518	16,848,360
Kaiser Foundation Hospitals:
3.50%, 04/01/22		11,340	11,441,044
4.15%, 05/01/47		10,244	10,373,540
KB Home:
4.75%, 05/15/19		1,247	1,252,113
8.00%, 03/15/20		277	295,005
KFC Holding Co., 5.00%, 06/01/24(a)		15,425	15,227,560
Kraft Heinz Foods Co., 3.50%, 06/06/22		7,213	7,141,565
Kronos International, Inc., 3.75%, 09/15/25	EUR	793	890,486
Lennar Corp.:
4.50%, 06/15/19	USD	415	416,037
2.95%, 11/29/20		55	53,615
8.38%, 01/15/21		2,042	2,230,885
4.75%, 04/01/21		514	521,325
4.75%, 11/15/22		32,238	32,238,000
4.88%, 12/15/23		3,655	3,645,862
5.88%, 11/15/24		10,976	11,358,997
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(a)		3,091	3,128,679
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	1,188	1,442,685
Maple Escrow Subsidiary, Inc., 4.06%, 05/25/23(a)	USD	8,010	8,029,533
Marriott International, Inc., 2.30%, 01/15/22		5,019	4,813,702
Masonite International Corp., 5.63%, 03/15/23(a)		6,074	6,208,843
Massachusetts Institute of Technology, 3.96%, 07/01/38		8,375	8,683,573
Matador Resources Co., 6.88%, 04/15/23		2,561	2,682,647
McDonald’s Corp., 0.50%, 01/15/21	EUR	1,500	1,771,456
Medtronic, Inc., 2.50%, 03/15/20	USD	3,590	3,565,085
Meritor, Inc., 6.25%, 02/15/24		10,523	10,601,922
Metropolitan Life Global Funding I, 1.95%, 09/15/21(a)		1,500	1,436,291
MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/24		7,546	7,640,325
MGM Resorts International:
8.63%, 02/01/19		2,193	2,247,825
5.25%, 03/31/20		415	422,262
Molson Coors Brewing Co.:
(EURIBOR 3 Month + 0.35%), 0.03%, 03/15/19(b)	EUR	1,460	1,705,958
2.10%, 07/15/21	USD	5,745	5,509,043
Morgan Stanley:
2.80%, 06/16/20		7,180	7,122,062
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(b)		23,795	23,652,226
4.35%, 09/08/26		33,685	33,225,286
3.95%, 04/23/27		31,940	30,448,127
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(b)		41,365	39,848,085
NBCUniversal Media LLC, 5.15%, 04/30/20		7,213	7,453,610
NCR Corp., 5.00%, 07/15/22		3,736	3,698,640
New York and Presbyterian Hospital (The), 3.56%, 08/01/36		7,101	6,734,537

Security	Par (000)		Value
United States (continued)
NGPL PipeCo LLC, 7.77%, 12/15/37(a)	USD	21,468	$25,224,900
Nielsen Finance LLC, 5.00%, 04/15/22(a)		19,357	19,020,188
Nissan Motor Acceptance Corp.(a):
2.35%, 03/04/19		3,150	3,139,826
(LIBOR USD 3 Month + 1.01%), 3.33%, 03/08/19(b)		3,595	3,615,619
Northrop Grumman Corp., 2.08%, 10/15/20		2,005	1,958,906
Northwestern University, Series 2017, 3.66%, 12/01/57		4,381	4,274,563
NRG Energy, Inc.:
6.25%, 05/01/24		417	427,425
2.75%, 06/01/48(a)(i)		7,928	7,657,655
Oasis Petroleum, Inc., 6.88%, 03/15/22		18,599	18,919,089
Ochsner Clinic Foundation, 5.90%, 05/15/45		5,505	6,812,131
OI European Group BV, 3.13%, 11/15/24	EUR	639	752,530
Pacific Gas & Electric Co., 4.25%, 03/15/46	USD	600	535,356
Parsley Energy LLC(a):
6.25%, 06/01/24		7,660	7,947,250
5.38%, 01/15/25		19,784	19,635,620
Partners Healthcare System, Inc., Series 2011, 3.44%, 07/01/21		1,582	1,595,972
Penske Truck Leasing Co. LP, 2.70%, 03/14/23(a)		10,930	10,379,711
PepsiCo, Inc., 3.00%, 08/25/21		3,590	3,597,495
PHI, Inc., 5.25%, 03/15/19		2,780	2,717,450
Philip Morris International, Inc., 1.88%, 11/01/19		7,213	7,119,793
Pinnacle Entertainment, Inc., 5.63%, 05/01/24		5,477	5,685,948
Pioneer Energy Services Corp., 6.13%, 03/15/22		5,276	5,012,200
Post Holdings, Inc., 5.50%, 03/01/25(a)		18,687	18,243,184
Prime Security Services Borrower LLC, 9.25%, 05/15/23(a)		15,764	16,783,931
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		7,460	7,149,050
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	2,812	3,415,208
PulteGroup, Inc.:
5.50%, 03/01/26	USD	8,803	8,714,970
5.00%, 01/15/27		556	528,200
7.88%, 06/15/32		10,684	12,233,180
PVH Corp., 3.13%, 12/15/27	EUR	3,561	4,091,966
Qorvo, Inc.:
7.00%, 12/01/25	USD	1,945	2,090,875
Quicken Loans, Inc., 5.75%, 05/01/25(a)		38,619	37,799,505
Resolute Energy Corp., 8.50%, 05/01/20		24,499	24,437,753
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		18,582	18,651,352
6.87%, 02/15/21		1,695	1,716,100
7.00%, 07/15/24(a)		418	426,883
Rite Aid Corp., 6.13%, 04/01/23(a)		14,595	14,799,330
Rockies Express Pipeline LLC(a):
6.00%, 01/15/19		9,777	9,886,991
5.63%, 04/15/20		6,725	6,884,719
RSP Permian, Inc.:
6.63%, 10/01/22		36,461	38,309,573
5.25%, 01/15/25		4,950	5,295,015
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		10,845	11,567,873
Sable Permian Resources Land LLC, 13.00%, 11/30/20(a)		21,980	24,287,900
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		11,680	11,796,800
5.25%, 11/15/23		9,769	9,829,861

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Schlumberger Oilfield UK plc, 4.20%, 01/15/21(a)	USD	3,575	$3,648,295
Scientific Games International, Inc.:
10.00%, 12/01/22		23,122	24,670,481
3.38%, 02/15/26	EUR	600	664,924
SEACOR Holdings, Inc., 3.25%, 05/15/30(i)	USD	12,666	12,905,261
Sealed Air Corp., 4.50%, 09/15/23	EUR	745	978,240
Sherwin-Williams Co. (The), 2.25%, 05/15/20	USD	7,190	7,070,556
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	890	1,051,035
Simon Property Group LP, 2.50%, 09/01/20	USD	7,213	7,109,336
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		5,165	5,782,249
Southern Power Co., (LIBOR USD 3 Month + 0.55%), 2.87%, 12/20/20(a)(b)		7,150	7,154,056
Sprint Capital Corp., 6.90%, 05/01/19		418	426,444
Sprint Communications, Inc.(a):
9.00%, 11/15/18		417	425,340
7.00%, 03/01/20		7,873	8,168,238
Sprint Corp.:
7.88%, 09/15/23		10,592	10,982,580
7.13%, 06/15/24		416	419,989
7.63%, 03/01/26		8,785	8,960,700
Sprint Spectrum Co. LLC(a):
3.36%, 09/20/21		44,621	44,118,890
4.74%, 03/20/25		18,470	18,327,781
SSM Health Care Corp.:
Series 2018, 3.69%, 06/01/23		13,062	13,132,266
Series A, 3.82%, 06/01/27		7,618	7,588,999
Standard Industries, Inc., 6.00%, 10/15/25(a)		34,482	34,568,205
Staples, Inc., 8.50%, 09/15/25(a)		8,865	8,266,612
Starbucks Corp., 2.20%, 11/22/20		5,120	5,006,078
Steel Dynamics, Inc.:
5.13%, 10/01/21		10,128	10,216,620
5.25%, 04/15/23		415	418,631
5.50%, 10/01/24		15,353	15,640,869
5.00%, 12/15/26		6,635	6,635,000
Summit Materials LLC, 6.13%, 07/15/23		2,449	2,485,735
Sunoco LP(a):
4.88%, 01/15/23		15,642	15,016,320
5.88%, 03/15/28		8,367	7,888,659
Sutter Health, Series 2018, 3.70%, 08/15/28		9,423	9,347,656
Talen Energy Supply LLC:
9.50%, 07/15/22(a)		7,317	7,184,416
6.50%, 06/01/25		13,454	10,258,675
10.50%, 01/15/26(a)		11,536	10,281,460
Targa Resources Partners LP, 4.13%, 11/15/19		833	833,000
Taylor Morrison Communities, Inc., 5.25%, 04/15/21(a)		6,860	6,860,000
Team Health Holdings, Inc., 6.38%, 02/01/25(a)(n)		9,722	8,360,920
Tenet Healthcare Corp.:
5.50%, 03/01/19		277	279,770
6.00%, 10/01/20		29,421	30,230,078
Toll Brothers Finance Corp., 4.88%, 11/15/25		4,261	4,101,213
Total System Services, Inc.:
3.80%, 04/01/21		9,670	9,736,105
3.75%, 06/01/23		4,480	4,439,772
TransDigm, Inc.:
5.50%, 10/15/20		5,890	5,890,000
6.00%, 07/15/22		15,745	15,828,448
6.50%, 07/15/24		7,485	7,615,988
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		2,780	2,769,575
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)		21,795	23,347,733

Security	Par (000)		Value
United States (continued)
Transocean Proteus Ltd., 6.25%, 12/01/24(a)	USD	1,146	$1,157,258
Trinity Health Corp., 4.13%, 12/01/45		9,064	8,872,090
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 08/15/21		16,674	17,007,157
United Rentals North America, Inc.:
5.75%, 11/15/24		10,476	10,646,235
5.50%, 07/15/25		7,480	7,536,100
United Technologies Corp.:
(EURIBOR 3 Month + 0.20%), 0.00%, 05/18/20(b)	EUR	1,500	1,755,484
2.80%, 05/04/24	USD	11,590	10,985,047
UnitedHealth Group, Inc.:
2.70%, 07/15/20		2,700	2,683,876
3.38%, 11/15/21		2,521	2,534,699
4.25%, 06/15/48		10,460	10,489,011
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		7,180	6,760,614
University of Southern California, 3.03%, 10/01/39		17,115	15,520,532
Valeant Pharmaceuticals International, Inc.:
5.38%, 03/15/20(a)		2,194	2,223,487
7.50%, 07/15/21(a)		36,521	37,091,641
6.75%, 08/15/21(a)		5,640	5,703,450
5.63%, 12/01/21(a)		16,323	16,057,751
6.50%, 03/15/22(a)		9,867	10,212,345
7.25%, 07/15/22(a)		2,194	2,247,007
4.50%, 05/15/23	EUR	274	302,212
5.88%, 05/15/23(a)	USD	3,890	3,654,169
7.00%, 03/15/24(a)		8,800	9,226,360
5.50%, 11/01/25(a)		3,574	3,522,177
9.00%, 12/15/25(a)		5,905	6,118,761
Valvoline, Inc., 5.50%, 07/15/24		10,382	10,485,820
Vantiv LLC, 3.88%, 11/15/25(a)	GBP	1,648	2,056,196
Venator Finance SARL, 5.75%, 07/15/25(a)	USD	5,917	5,650,735
VeriSign, Inc., 4.63%, 05/01/23		40,519	40,772,244
Verizon Communications, Inc., 2.88%, 01/15/38	EUR	635	728,559
Viacom, Inc., (LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/57(b)	USD	14,762	13,950,090
Vistra Energy Corp.:
7.38%, 11/01/22		28,376	29,652,920
7.63%, 11/01/24		416	443,560
Walmart, Inc.:
3.55%, 06/26/25		9,065	9,122,483
3.70%, 06/26/28		29,540	29,788,852
3.95%, 06/28/38		8,660	8,681,575
Walt Disney Co. (The), 1.95%, 03/04/20		3,913	3,848,165
Washington Mutual Bank(c)(g)(m):
1.40%, 11/06/09		45,161	5
0.00%, 09/19/17(l)		2,631	—
Washington Mutual, Escrow Bond, 0.00%(c)(g)(m)		25,126	3
Washington Mutual, Inc.(c)(g)(m):
0.00%, 09/21/17(l)		15,753	2
0.00%, 10/03/17(d)		14,745	1
Weekley Homes LLC:
6.00%, 02/01/23		5,166	5,030,393
6.63%, 08/15/25(a)		5,948	5,635,730
Wells Fargo & Co., 2.13%, 04/22/19		3,290	3,271,449
Wells Fargo Bank NA:
1.75%, 05/24/19		16,085	15,940,899
2.60%, 01/15/21		4,380	4,310,216
WESCO Distribution, Inc., 5.38%, 12/15/21		1,500	1,528,125
Wesleyan University, 4.78%, 07/01/2116		8,186	8,355,466
Whirlpool Corp., 0.63%, 03/12/20	EUR	1,500	1,768,777

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Whiting Petroleum Corp., 1.25%, 04/01/20(i)	USD	2,733	$2,608,460
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	2,275	2,746,410
Xerox Corp., 3.63%, 03/15/23	USD	6,060	5,814,536
Zayo Group LLC:
6.00%, 04/01/23		10,815	11,004,263
6.38%, 05/15/25		3,760	3,830,500

			4,482,063,328
Vietnam — 0.1%(i)
No Va Land Investment Group Corp., 5.50%, 04/27/23(c)		8,000	7,790,000
Vinpearl JSC, 3.50%, 06/14/23		8,000	8,220,000

			16,010,000
Zambia — 0.0%
First Quantum Minerals Ltd., 6.50%, 03/01/24(a)		4,000	3,860,000

Total Corporate Bonds — 23.8% (Cost: $8,699,250,701)			8,447,830,493

Floating Rate Loan Interests — 3.7%(o)

Argentina — 0.0%
Albanesi SA, Term Loan, 03/31/23(c)(p)		7,500	7,500,000

Brazil — 0.0%
Samarco Mineracao SA, Term Loan, 08/30/18(p)		10,000	6,750,000

Canada — 0.1%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.34%, 02/16/24		14,498	14,425,536

Denmark — 0.1%
Evergood 4 APS, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 02/06/25	EUR	2,646	3,032,734
TDC A/S, Term Loan B, 06/11/25(p)		10,500	12,106,052

			15,138,786
France — 0.1%
Altran Technologies SA, 1st Lien Term Loan B, (EURIBOR 3 Month + 2.75%), 2.75%, 01/31/25		734	850,254
Azelis Finance SA, Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 12/16/22		756	881,340
Financière Dry Mix Solutions SAS, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.50%), 3.50%, 03/15/24		1,000	1,163,257
Financiere Holding CEP SAS, Term Loan, (EURIBOR 3 Month + 4.25%), 4.25%, 01/16/25		2,000	2,287,136
Flamingo LUX II, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 09/07/23		1,500	1,721,045
HomeVi, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 10/31/24		3,000	3,445,384
Oberthur Technologies SA, Term Loan, (EURIBOR 3 Month + 3.75%), 3.75%, 01/10/24		2,000	2,293,279
SFR Group SA, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 07/31/25		1,970	2,238,508
THOM Europe SAS, Term Loan, (EURIBOR 3 Month + 4.50%), 4.50%, 08/07/24		1,500	1,736,373
Vedici SAS, Senior Secured Term Loan, (EURIBOR 1 Month + 3.75%), 3.75%, 10/31/22		2,500	2,905,311

Security	Par (000)		Value
France (continued)
Verallia Packaging, Term Loan B4, (EURIBOR 6 Month + 2.75%), 2.75%, 10/31/22	EUR	2,855	$3,260,401
Verallia SA, Term Loan, 08/29/25(p)		1,000	1,149,010

			23,931,298
Germany — 0.1%
Axel Springer SE, Term Loan B12, (EURIBOR 3 Month + 3.25%), 3.75%, 08/15/22		4,436	5,150,734
CTC AcquiCo GmbH, Term Loan B, 03/07/25(p)		2,400	2,766,649
Nidda Healthcare Holding GmbH, Term Loan:
09/20/23(p)		633	722,707
(EURIBOR 6 Month + 3.50%), 0.00% - 7.00% , 08/21/24		438	500,153
Nidda Healthcare Holding GmbH, Term Loan B2, (EURIBOR 6 Month + 3.50%), 3.50%, 08/21/24		405	462,440
Rain Carbon GmbH, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 12/11/24		3,500	4,041,318
Tackle SARL, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 08/08/22		1,500	1,729,558
Tele Columbus AG, Facility A2 Term Loan, 10/15/24(p)		2,500	2,849,636
Unitymedia Finance LLC, Term Loan, (LIBOR USD 1 Month + 2.07%), 4.07%, 06/01/23	USD	2,594	2,573,727
Unitymedia Hessen GmbH & Co. KG, Term Loan, 01/15/27(p)	EUR	2,000	2,317,102

			23,114,024
Indonesia — 0.0%
MNC Sky Vision Tbk PT, Term Loan, (LIBOR USD 3 Month + 4.25%), 6.61%, 11/07/19(c)	USD	12,375	12,003,750

Ireland — 0.0%
Eircom Finco SARL, Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 04/19/24	EUR	2,299	2,655,731
ION Trading Technologies SARL, Term Loan, 11/21/24(p)		1,493	1,717,529

			4,373,260
Luxembourg — 0.1%
Allnex SARL, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23		1,486	1,705,737
Gol Luxco SA, Term Loan, (LIBOR USD 6 Month + 6.50%), 6.50%, 08/31/20	USD	31,442	32,188,748
Logoplaste USA, Inc., Term Loan B, (EURIBOR 6 Month + 3.50%), 3.50%, 10/04/23	EUR	1,700	1,989,608
LSF10 XL Bidco SCA, Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 04/11/24		1,000	1,158,317
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 3 Month + 3.50%), 3.50%, 04/11/24		1,333	1,543,109
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.20%, 09/24/24	USD	4,229	4,139,037

			42,724,556
Netherlands — 0.2%
Bach Finance Ltd., Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 08/30/24	EUR	1,500	1,718,488
Kloeckner & Co. SE, Term Loan, (EURIBOR 3 Month + 4.75%), 4.75%, 06/30/22		3,500	3,859,106
MacDermid Agricultural Solutions Holdings BV, Term Loan C5, (EURIBOR 1 Month + 2.75%), 3.50%, 06/07/23		1,845	2,152,488
Sapphire Bidco BV, Term Loan B, (EURIBOR 1 Month + 3.25%), 3.25%, 05/05/25		2,500	2,870,248

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Netherlands (continued)
Stars Group Holdings BV, Term Loan, 06/27/25(p)	USD	60,894	$60,931,942
TMF Group Holding BV, 2nd Lien Term Loan, (EURIBOR 1 Month + 6.88%), 6.88%, 05/04/26	EUR	1,500	1,737,476
Vistra Group Ltd., 1st Lien Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 10/26/22		995	1,154,205
Zigg Secured Finance BV, Term Loan F, 04/15/25(p)		3,000	3,440,199

			77,864,152
Norway — 0.0%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 4.00%), 4.00%, 02/24/25		2,500	2,890,305

Poland — 0.0%
Action Holding BV, Term Loan B, 03/07/25(p)		2,500	2,859,037

Spain — 0.0%
Dorna Sports SL, 1st Lien Term Loan, 05/03/24(p)		3,000	3,448,957
Euskaltel SA, Term Loan B4, (EURIBOR 3 Month + 2.75%), 2.75%, 11/27/24		1,000	1,154,662

			4,603,619
Sweden — 0.0%
Diaverum Holding SARL, 1st Lien Term Loan B, (EURIBOR 12 Month + 3.25%), 3.25%, 07/04/24		1,500	1,702,547
Verisure Holding AB, Term Loan B1, (EURIBOR 3 Month + 3.00%), 3.00%, 10/21/22		4,000	4,569,602

			6,272,149
Switzerland — 0.0%
Swissport Financing SARL, Term Loan, 02/09/22(p)		5,681	6,602,688

United Kingdom — 0.1%
CD&R Firefly Bidco Ltd., Term Loan, 06/23/25(p)	GBP	3,000	3,918,826
Cyan Blue Holdco 2 Ltd., Term Loan, (LIBOR GBP 1 Month + 4.00%), 4.50%, 08/23/24		1,380	1,817,188
EG Group Ltd., Term Loan B1, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25	EUR	1,986	2,292,660
Froneri International plc, Term Loan B, (EURIBOR 3 Month + 2.63%), 2.63%, 01/31/25		2,000	2,313,715
GVC Holdings plc, Term Loan, (EURIBOR 3 Month + 2.75%), 2.75%, 03/29/24		3,000	3,472,745
INEOS Finance plc, Term Loan, (EURIBOR 1 Month + 2.00%), 2.50%, 04/01/24		2,591	2,988,738
Inovyn Finance plc, Term Loan B, (EURIBOR 3 Month + 2.25%), 3.00%, 05/10/24		3,486	4,020,367
Jackpotjoy plc, Term Loan, (LIBOR GBP 3 Month + 5.25%), 5.80%, 12/05/24	GBP	2,000	2,641,691
PAM Group Ltd., Term Loan, 06/20/22(p)		1,500	1,974,676
Theramex SpA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 01/31/25	EUR	2,500	2,900,027
Virgin Media, Inc., 1st Lien Term Loan, (LIBOR GBP 1 Month + 3.25%), 3.76%, 01/15/27	GBP	5,500	7,179,215
ZPG plc, Term Loan, 06/06/25(p)		4,000	5,252,605

			40,772,453
United States — 2.9%
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.09%, 10/31/23	USD	9,691	9,600,612
Amaya Holdings BV, Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 04/06/25	EUR	2,000	2,332,097

Security	Par (000)		Value
United States (continued)
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.13%, 08/12/22	USD	1,989	$1,991,291
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.09%, 11/21/24		6,975	7,004,036
Avantor, Term Loan, (EURIBOR 1 Month + 4.25%), 4.25%, 11/21/24	EUR	1,493	1,749,268
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.28%, 01/02/25	USD	10,295	10,222,307
Berry Global, Inc., Term Loan Q, (LIBOR USD 1 Month + 2.00%), 4.05% - 4.08%, 10/01/22		11,606	11,580,792
BMC Software Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.34%, 09/10/22		7,023	6,996,439
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 12/23/24		9,691	9,653,407
Caliber Home Loans, Inc., Term Loan, (LIBOR USD 3 Month + 3.14%), 0.00%, 04/24/21		42,924	42,923,760
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.84%, 12/31/22		23,249	23,641,443
Camelot US Acquisition 1 Co., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.34%, 10/03/23		6,731	6,703,885
Casa Del Mar, Term Loan, (LIBOR USD 3 Month + 2.37%), 3.80%, 06/09/24(c)		25,000	25,000,000
Catalent Pharma Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.34%, 05/20/24		6,653	6,643,588
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 01/31/25		18,985	18,581,177
Charter Communications Operating, LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 3.60%, 03/31/23		19,784	19,747,344
Charter Communications Operating, LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.10%, 04/30/25		9,999	9,977,441
Chemours Co., (The), Tranche Term Loan B2, (EURIBOR 3 Month + 2.00%), 2.50%, 04/03/25	EUR	2,728	3,187,305
Chesapeake Energy Corp., Term Loan, (LIBOR USD 1 Month + 7.50%), 9.59%, 08/23/21	USD	11,500	12,019,915
Chimera Special Holding LLC, Term Loan, (LIBOR USD 1 Month + 2.01%), 4.01% - 4.00%, 10/06/19(c)		108,122	108,122,192
Community Health Systems, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 5.31%, 12/31/19		2,961	2,954,554
Community Health Systems, Inc., 1st Lien Term Loan H, (LIBOR USD 3 Month + 3.25%), 5.56%, 01/27/21		4,714	4,596,974
Crown Holdings, Inc., Term Loan B, 04/03/25(p)	EUR	3,100	3,604,649
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.10%, 09/07/23	USD	9,043	8,992,570
Diamond BV, Term Loan, 09/06/24(p)	EUR	1,985	2,270,762
Envision Healthcare Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.10%, 12/01/23	USD	4,161	4,152,801
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.09%, 04/26/24		10,450	10,380,431
Foundation Building Materials, Inc., 1st Lien Term Loan B, 05/09/25(p)		10,890	10,856,023
Gardner Denver, Inc., Term Loan, 07/30/24(p)	EUR	995	1,152,267

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Gates Global LLC, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 04/01/24	EUR	2,487	$2,888,163
Gates Global LLC, Term Loan B, 04/01/24(p)	USD	15,702	15,676,695
Green Plains, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 7.60%, 08/29/23(c)		27,023	27,360,582
HD Supply, Inc., Term Loan B4, 10/17/23(p)		9,699	9,726,000
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.84%, 10/25/23		20,108	20,099,056
Houston Center, Term Loan, 12/09/22(p)		33,000	33,000,000
Infor US, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 02/01/22		10,156	10,097,748
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.34%, 08/05/22		8,305	8,308,986
IQVIA, Inc., Term Loan, (EURIBOR 3 Month + 2.00%), 2.75%, 03/07/24	EUR	3,192	3,685,002
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.59%, 08/18/22	USD	9,574	9,517,713
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.33%, 12/14/24		5,491	5,467,422
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 1 Month + 2.50%), 4.63%, 03/09/23		9,720	9,665,702
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.84%, 04/03/25		2,850	2,819,242
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/22/24		14,615	14,560,194
LSTAR Securities Investments Ltd., Term Loan, (LIBOR USD 1 Month + 2.00%), 3.98%, 04/01/21(c)		112,593	112,199,314
MacDermid, Inc., Term Loan, (EURIBOR 1 Month + 2.50%), 3.25%, 06/07/20	EUR	1,331	1,550,885
McAfee LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.59%, 09/30/24	USD	14,560	14,619,817
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 8.50%), 10.59%, 09/29/25		12,710	12,887,940
MGM Growth Properties, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.09%, 03/21/25		18,233	18,124,465
Midcoast Operating LP, Term Loan, 06/30/25(c)(p)		10,335	10,283,325
Mission Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.48% - 4.59%, 01/17/24		548	547,111
Moffett Towers LLC, Term Loan, 06/09/21(p)		18,520	18,519,707
National Response Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 7.23%, 06/05/24		15,975	15,855,187
Nexstar Broadcasting, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.48% - 4.59%, 01/17/24		4,221	4,212,778
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.80%, 11/08/22(c)		25,792	26,630,240
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.09%, 04/01/25		22,750	22,679,020
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 02/05/23		6,192	6,174,253
Riata Corporate Park, Term Loan, (LIBOR USD 3 Month + 5.30%), 6.78%, 06/09/22(c)		20,000	20,000,000
Robertshaw Holdings Corp., Term Loan B:
(LIBOR USD 1 Month + 3.50%), 5.63% , 02/14/25		7,132	7,114,295
(LIBOR USD 1 Month + 8.00%), 10.13% , 02/27/26		4,760	4,688,600

Security	Par (000)		Value
United States (continued)
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.09%, 02/22/24	USD	9,604	$9,578,932
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.84%, 08/14/24		9,716	9,642,783
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 03/01/21		4,037	4,011,349
ServiceMaster Co. LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.59%, 11/08/23		13,495	13,455,096
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.63%, 02/02/24		9,628	9,575,941
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/23/25		7,855	7,730,655
SS&C Technologies, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.34%, 07/08/22		2,658	2,665,112
Starwood Austin, Term Loan, (LIBOR USD 3 Month + 1.55%), 3.80%, 11/01/24(c)		12,000	12,000,000
Summit Materials LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.09%, 11/21/24		9,691	9,642,843
TigerLuxOne SARL, Term Loan, (EURIBOR 3 Month + 4.50%), 5.50%, 02/22/24(c)	EUR	2,469	2,868,591
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.09%, 04/10/23	USD	16,855	16,796,149
Transdigm, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.59%, 06/09/23		17,443	17,321,170
TransDigm, Inc., Term Loan G, (LIBOR USD 1 Month + 2.50%), 4.59%, 08/22/24		4,179	4,143,768
Veritas US, Inc., Term Loan B1, (EURIBOR 3 Month + 4.50%), 5.50%, 01/27/23	EUR	1,906	2,025,713
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 12/20/24	USD	16,561	16,432,019
Vistra Operations Co. LLC, Term Loan B2, 12/14/23(p)		10,387	10,328,176
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.06%, 12/31/25		12,010	11,923,288
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.84%, 04/29/23		5,257	5,250,761
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.09%, 02/24/25		9,740	9,651,269

			1,030,642,387

Total Floating Rate Loan Interests — 3.7% (Cost: $1,326,161,438)			1,322,468,000

Foreign Agency Obligations — 0.9%

Argentina — 0.2%
YPF SA:
8.88%, 12/19/18(a)		17,260	17,518,900
8.50%, 03/23/21(a)		12,500	12,706,250
8.75%, 04/04/24(a)		10,221	10,098,348
8.75%, 04/04/24		11,317	11,181,196

			51,504,694
Bahrain — 0.0%
CBB International Sukuk Co. 7SPC, 6.88%, 10/05/25(a)		2,236	2,219,230

Belgium — 0.0%
Belfius Bank SA, (EURIBOR 6 Month + 2.94%), 3.63%(b)(j)	EUR	200	199,402

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	8,600	$9,593,652
China Minmetals Corp.(b)(j):
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 6.07%), 4.45%	USD	10,330	10,071,740
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%		3,179	2,911,652
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		5,700	4,788,439
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		2,832	2,548,930
Wuhan State-Owned Asset Management Co. Ltd., 3.80%, 12/18/20		5,474	5,297,234

			35,211,647
France — 0.0%
Electricite de France SA(b)(j):
(EUR Swap Annual 7 Year + 3.02%), 4.25%	EUR	3,300	4,007,890
(EUR Swap Annual 8 Year + 2.44%), 4.13%		1,600	1,953,922

			5,961,812
India — 0.2%
Food Corp. of India, 9.95%, 03/07/22	INR	1,500,000	22,705,597
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27	USD	4,679	4,348,382
Power Finance Corp. Ltd., 3.75%, 12/06/27		15,000	13,312,935
Rural Electrification Corp. Ltd.:
3.88%, 07/07/27		3,576	3,226,457
4.63%, 03/22/28		14,800	13,991,343

			57,584,714
Indonesia — 0.0%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	83,140,000	5,487,936
Pertamina Persero PT, 5.63%, 05/20/43	USD	1,181	1,118,391
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	113,300,000	7,961,835

			14,568,162
Luxembourg — 0.1%
European Financial Stability Facility, 0.88%, 07/26/27	EUR	23,870	28,357,240

Mexico — 0.3%
Petroleos Mexicanos:
5.50%, 01/21/21	USD	49,440	50,897,985
5.35%, 02/12/28(a)		44,146	41,797,433
6.75%, 09/21/47		10,000	9,429,000

			102,124,418
Panama — 0.0%(a)
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36		6,778	7,083,010
AES Panama SRL, 6.00%, 06/25/22		2,623	2,702,477

			9,785,487
South Korea — 0.0%
Industrial Bank of Korea, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.09%), 3.90%(b)(j)		1,635	1,495,795

Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 06/27/19		596	589,730

Supranational — 0.0%
Asian Development Bank, 5.90%, 12/20/22	INR	598,750	8,155,199
European Investment Bank, 1.38%, 09/15/21	EUR	1,500	1,844,288

			9,999,487

Security	Par (000)		Value
Switzerland — 0.0%
Zuercher Kantonalbank, (EUR Swap Annual 5 Year + 1.85%), 2.63%, 06/15/27(b)	EUR	5,200	$6,259,291

Total Foreign Agency Obligations — 0.9% (Cost: $345,022,737)			325,861,109

Foreign Government Obligations — 7.7%

Argentina — 1.1%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	223,000	7,151,278
Provincia de Rio Negro, 7.75%, 12/07/25(a)	USD	10,500	8,202,915
Republic of Argentina:
9.00%, 11/29/18		27,629	27,912,252
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.50%), 31.86%, 03/11/19(b)	ARS	55,840	1,874,556
6.25%, 04/22/19(q)	USD	83,672	84,007,525
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.25%), 31.94%, 03/01/20(b)	ARS	111,681	3,697,002
8.00%, 10/08/20	USD	24,040	24,787,801
3.38%, 10/12/20	CHF	4,210	4,158,135
6.88%, 04/22/21	USD	101,997	100,467,045
5.63%, 01/26/22		101,226	94,595,697
8.75%, 05/07/24(n)		33,182	34,389,076
5.25%, 01/15/28	EUR	2,321	2,317,447
6.88%, 01/11/48	USD	493	369,015
7.13%, 06/28/17		2,255	1,738,270

			395,668,014
Bahrain — 0.0%
Kingdom of Bahrain:
6.75%, 09/20/29(a)		3,932	3,420,840
7.50%, 09/20/47		1,619	1,394,542

			4,815,382
China — 0.0%
People’s Republic of China, 3.30%, 07/04/23	CNY	38,000	5,572,928

Colombia — 0.2%
Republic of Colombia, 4.38%, 07/12/21	USD	64,753	66,080,437

Egypt — 0.3%
Arab Republic of Egypt:
5.75%, 04/29/20		22,037	22,307,835
6.13%, 01/31/22		54,297	53,376,774
5.58%, 02/21/23(a)		28,995	27,472,763
4.75%, 04/16/26(a)	EUR	9,714	10,408,128

			113,565,500
France — 0.4%
Republic of France:
0.00%, 02/25/20		88,560	104,397,691
2.00%, 05/25/48(a)		27,214	35,254,272

			139,651,963
Germany — 1.4%
Federal Republic of Germany:
0.00%, 12/13/19		88,560	104,457,675
0.00%, 04/14/23		278,275	329,620,144
0.10%, 04/15/26		48,283	62,858,987

			496,936,806

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Greece — 0.0%
Hellenic Republic of Greece:
3.50%, 01/30/23	EUR	884	$1,049,784
3.38%, 02/15/25(a)		685	792,447
3.75%, 01/30/28		2,413	2,772,034
3.90%, 01/30/33		2,521	2,749,150
4.00%, 01/30/37		2,940	3,135,104
4.20%, 01/30/42		1,972	2,104,817

			12,603,336
India — 0.2%
Republic of India, 7.59%, 03/20/29	INR	4,370,000	61,255,900

Indonesia — 0.6%
Republic of Indonesia:
5.88%, 03/13/20	USD	16,355	17,026,226
4.88%, 05/05/21		32,940	33,874,607
3.70%, 01/08/22		17,040	16,868,356
3.75%, 04/25/22		32,940	32,600,751
8.38%, 09/15/26	IDR	645,126,000	45,807,097
7.00%, 05/15/27		745,868,000	48,848,368
6.63%, 05/15/33		12,780,000	773,667
8.25%, 05/15/36		186,745,000	12,868,855
7.50%, 05/15/38		184,829,000	12,027,428

			220,695,355
Italy — 0.1%
Republic of Italy, 2.20%, 06/01/27	EUR	28,000	31,733,797

Japan — 1.5%
Government of Japan Ten Year Bond:
1.00%, 09/20/21	JPY	7,090,900	66,346,973
0.30%, 12/20/24		3,875,000	35,843,619
0.10%, 03/10/27		35,154,893	335,624,997
Government of Japan Two Year Bond, 0.10%, 03/15/20		11,812,150	107,106,855

			544,922,444
Lebanon — 0.1%
Republic of Lebanon:
6.10%, 10/04/22	USD	16,926	14,516,076
6.25%, 11/04/24		12,514	10,128,832
6.85%, 03/23/27		5,884	4,643,535

			29,288,443
Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		9,360	8,844,844

Mexico — 0.0%
United Mexican States, 5.75%, 03/05/26	MXN	2,871	12,908,147

Qatar — 0.1%
State of Qatar:
3.88%, 04/23/23(a)	USD	25,052	25,033,762
5.10%, 04/23/48		5,600	5,582,976

			30,616,738
Russia — 0.2%
Russian Federation:
5.00%, 04/29/20		49,200	50,316,446
4.75%, 05/27/26		6,000	6,006,024
4.25%, 06/23/27		4,400	4,240,148
5.25%, 06/23/47		1,000	963,000

			61,525,618
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
4.00%, 04/17/25		2,169	2,158,285
4.50%, 04/17/30(a)		22,396	22,369,886

Security	Par (000)		Value
Saudi Arabia (continued)
Kingdom of Saudi Arabia (continued)
5.00%, 04/17/49	USD	10,050	$9,774,831

			34,303,002
South Africa — 0.8%
Republic of South Africa:
6.88%, 05/27/19		49,295	50,625,965
5.50%, 03/09/20		67,760	69,472,160
5.88%, 05/30/22		29,000	30,341,424
6.25%, 03/31/36	ZAR	803,262	42,328,203
8.50%, 01/31/37		486,746	32,155,078
6.50%, 02/28/41		854,655	44,435,743
8.75%, 02/28/48		177,330	11,765,120

			281,123,693
Sri Lanka — 0.1%
Republic of Sri Lanka:
5.75%, 04/18/23	USD	6,375	6,103,489
6.85%, 11/03/25		8,700	8,417,606
11.75%, 06/15/27	LKR	895,000	5,973,455
6.75%, 04/18/28	USD	13,250	12,503,376

			32,997,926
Turkey — 0.2%
Republic of Turkey:
7.00%, 03/11/19		17,040	17,266,291
7.00%, 06/05/20		33,050	33,832,029
6.25%, 09/26/22		33,554	33,649,361

			84,747,681
United Arab Emirates — 0.1%
Emirate of Abu Dhabi, 4.13%, 10/11/47		32,450	29,695,839

United Kingdom — 0.2%
U.K. Treasury Bonds, 3.50%, 01/22/45	GBP	33,536	60,509,319

Total Foreign Government Obligations — 7.7% (Cost: $2,861,156,481)			2,760,063,112

		Shares
Investment Companies — 1.0%
iShares MSCI Brazil ETF(ab)		869,800	27,877,090
iShares MSCI Emerging Markets ETF(ab)		1,178,921	51,082,647
iShares J.P. Morgan USD Emerging Markets Bond ETF(ab)		1,106,180	118,106,839
iShares iBoxx $ High Yield Corporate Bond ETF(ab)		45,816	3,898,025
Invesco QQQ Trust		156,719	26,900,816
Financial Select Sector SPDR Fund		4,196,255	111,578,421

Total Investment Companies — 1.0% (Cost: $350,694,641)			339,443,838

	Par (000)
Municipal Bonds — 5.4%
Alamo Community College District
Series 2017, GO, 5.00%, 08/15/35	USD	3,360	3,906,974
Series 2017, GO, 5.00%, 08/15/36		3,340	3,872,162
Series 2017, GO, 5.00%, 08/15/37		4,265	4,940,832
Series 2017, GO, 5.00%, 08/15/38		4,185	4,844,556
American Municipal Power, Inc.
Series 2009C, RB, 6.05%, 02/15/43		7,385	9,321,125
Series 2009B, RB, 6.45%, 02/15/44		2,545	3,329,878

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Municipal Bonds (continued)
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.36%, 01/01/37(s)	USD	8,040	$7,599,649
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		3,115	3,592,311
Bay Area Toll Authority
Series 2010S-1, RB, 6.92%, 04/01/40		12,435	17,136,300
Series 2010S-1, RB, 7.04%, 04/01/50		10,620	15,530,900
Berks County Industrial Development Authority
Series 2017, RB, 5.00%, 11/01/47		4,760	5,267,892
Series 2017, RB, 5.00%, 11/01/50		5,070	5,589,878
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		15,200	15,264,904
Buena Park School District, Series 2018, GO, 5.00%, 08/01/47		2,420	2,789,607
California Health Facilities Financing Authority
Series 2016A, RB, 5.00%, 08/15/33		3,535	4,109,968
Series 2017A, RB, 5.00%, 08/15/47		4,460	4,963,445
California Infrastructure & Economic Development Bank
Series 2017, RB, 5.00%, 05/15/47		2,830	3,276,149
Series 2017, RB, 5.00%, 05/15/52		2,840	3,285,113
California Pollution Control Financing Authority (Poseidon Resources Channelside LP Desalination Project), Series 2012, RB, 5.00%, 11/21/45(a)		11,555	12,262,282
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-series G-2, RB, 8.36%, 10/01/34		7,255	10,750,822
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		4,800	5,370,144
Central Texas Regional Mobility Authority
Series 2015A, RB, 5.00%, 01/01/45		2,510	2,738,535
Series 2016, RB, 5.00%, 01/01/46		3,715	4,061,609
Chesapeake Bay Bridge & Tunnel District
Series 2016, RB, 5.00%, 07/01/41		2,560	2,863,616
Series 2016, RB, 5.00%, 07/01/51		2,060	2,258,811
City & County of Denver, Series 2016A, RB, 5.00%, 08/01/44		7,910	8,976,505
City & County of Denver Airport System
Series 2017A, RB, 5.00%, 11/15/28		2,730	3,153,587
Series 2017A, RB, 5.00%, 11/15/29		3,070	3,535,535
Series 2017A, RB, 5.00%, 11/15/30		2,455	2,820,820
City of Atlanta
Series 2015, RB, 5.00%, 11/01/40		2,365	2,661,193
Series 2018A, RB, 5.00%, 11/01/41		7,070	8,194,059
City of Aurora
Series 2016, RB, 5.00%, 08/01/41		9,550	10,896,168
Series 2016, RB, 5.00%, 08/01/46		9,880	11,234,746
City of Austin Water & Wastewater System, Series 2014, RB, 5.00%, 11/15/43		4,450	4,958,279
City of Cartersville, Series 2018, RB, 5.00%, 06/01/48		4,730	5,469,867
City of Colorado Springs Utilities System, Series 2017A-2, RB, 5.00%, 11/15/42		2,375	2,753,979
City of Columbia
Series 2018, RB, 5.00%, 02/01/42		3,625	4,237,734
Series 2018, RB, 5.00%, 02/01/48		4,025	4,683,450
City of Detroit Sewage Disposal System, Series 2006D, RB, VRDN, 2.15%, 07/01/32(s)		5,685	5,427,811
City of Los Angeles Department of Airports, Series 2018A, RB, 5.00%, 05/15/44		2,330	2,665,403

Security	Par (000)		Value
Municipal Bonds (continued)
City of New York
Series 2018F, Sub-series F-1, GO, 5.00%, 04/01/40	USD	6,990	$8,105,674
Series 2018F, Sub-series F-1, GO, 5.00%, 04/01/45		15,580	17,981,657
City of Philadelphia
Series 2017B, RB, 5.00%, 07/01/42		3,500	3,942,400
Series 2017B, RB, 5.00%, 07/01/47		5,000	5,611,350
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		3,805	5,561,807
City of San Antonio, Series 2015B, RB, 5.00%, 05/15/39		11,860	13,321,626
Clark County School District
Series 2018A, GO, 5.00%, 06/15/30		5,005	5,827,722
Series 2018A, GO, 5.00%, 06/15/31		5,370	6,237,738
Series 2018A, GO, 5.00%, 06/15/33		5,915	6,826,975
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		2,745	2,894,246
Commonwealth Financing Authority
Series 2018A, RB, 3.86%, 06/01/38		5,975	5,849,047
Series 2016A, RB, 4.14%, 06/01/38		5,165	5,208,748
Commonwealth of Massachusetts
Series 2017F, GO, 5.00%, 11/01/42		4,970	5,729,615
Series 2018A, GO, 5.00%, 01/01/45		6,440	7,422,551
Series 2017F, GO, 5.00%, 11/01/45		4,960	5,705,091
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(g)(m)		28,840	11,680,200
Connecticut State Health & Educational Facilities Authority
Series 2015F, RB, 5.00%, 07/01/45		4,850	5,266,566
Series 2015L, RB, 5.00%, 07/01/45		6,375	6,992,737
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		3,205	4,063,235
County of Anne Arundel, Series 2018, GO, 5.00%, 10/01/47		4,440	5,159,857
County of Clark
Series 2018A, GO, 5.00%, 06/01/43		8,650	10,010,991
Series 2018A, GO, 5.00%, 05/01/48		17,350	20,000,039
County of Franklin
Series 2018, RB, 5.00%, 06/01/43		4,280	5,017,102
Series 2018, RB, 5.00%, 06/01/48		8,455	9,871,635
County of King
Series 2017, RB, 5.00%, 07/01/42		2,940	3,392,995
Series 2015A, RB, 5.00%, 07/01/47		4,820	5,360,949
County of Miami-Dade
Series 2016B, RB, 2.50%, 10/01/24		7,250	6,909,757
Series 2017D, RB, 3.35%, 10/01/29		1,485	1,434,896
Series 2017D, RB, 3.45%, 10/01/30		2,725	2,643,931
Series 2017D, RB, 3.50%, 10/01/31		2,555	2,480,752
Series 2016A, GO, 5.00%, 07/01/35		2,640	3,012,821
Series 2017B, RB, 5.00%, 10/01/40		4,530	5,119,761
Dallas Area Rapid Transit
Series 2016A, RB, 5.00%, 12/01/41		4,965	5,609,755
Series 2016A, RB, 5.00%, 12/01/46		6,590	7,422,515
Dallas-Fort Worth International Airport Facilities Improvement Corp.
Series 2012D, RB, 5.00%, 11/01/42		3,440	3,658,440
Series 2013A, RB, 5.00%, 11/01/43(t)		4,170	4,409,024
District of Columbia
Series 2015, RB, 5.00%, 07/15/34		3,280	3,681,734
Series 2015, RB, 5.00%, 07/15/35		3,280	3,674,748
Series 2017D, GO, 5.00%, 06/01/42		4,500	5,180,085

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Municipal Bonds (continued)
District of Columbia Water & Sewer Authority, Series 2018B, RB, 5.00%, 10/01/49	USD	3,840	$4,456,397
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		8,380	9,249,928
Golden State Tobacco Securitization Corp.
Series 2017A-1, RB, 5.00%, 06/01/27		5,000	5,832,050
Series 2007A-1, RB, 5.13%, 06/01/47		12,660	12,660,127
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		2,550	2,669,901
Great Lakes Water Authority Michigan Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		2,535	2,943,617
Hampton Roads Transportation Accountability Commission, Series 2018A, RB, 5.00%, 07/01/48		5,000	5,807,450
Health & Educational Facilities Authority of the State of Missouri
Series 2016, RB, 5.00%, 11/15/29		2,685	3,064,766
Series 2016A, RB, 3.65%, 01/15/46		3,100	2,994,538
Series 2016B, RB, 3.09%, 09/15/51		12,140	10,372,902
Series 2017A, RB, 3.65%, 08/15/57		11,885	11,231,563
JobsOhio Beverage System, Series 2013B, RB, 3.99%, 01/01/29		7,370	7,578,424
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		2,910	3,116,755
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		2,995	3,285,096
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		8,230	11,500,520
Los Angeles County Metropolitan Transportation Authority, Series 2017A, RB, 5.00%, 07/01/42		2,655	3,093,633
Los Angeles Department of Water & Power System, Series 2010A, RB, 6.60%, 07/01/50		4,505	6,521,123
Maryland Economic Development Corp. (Purple Line Light Rail Project), Series 2016D, RB, 5.00%, 03/31/41		3,325	3,641,839
Maryland Health & Higher Educational Facilities Authority, Series 2014, RB, 5.25%, 07/01/27		4,105	4,586,804
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		4,260	4,802,767
Massachusetts Bay Transportation Authority
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		2,530	2,913,371
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		2,660	3,058,574
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		2,770	3,180,348
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		2,920	3,350,116
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		2,350	2,694,157
Massachusetts Development Finance Agency
Series 2018J-2, RB, 5.00%, 07/01/43		2,390	2,653,952
Series 2017, RB, 5.00%, 09/01/45		2,650	3,001,310
Series 2016Q, RB, 5.00%, 07/01/47		6,715	7,446,666
Series 2018J-2, RB, 5.00%, 07/01/48		11,920	13,173,388
Series 2018J-2, RB, 5.00%, 07/01/53		4,760	5,227,146

Security	Par (000)		Value
Municipal Bonds (continued)
Massachusetts Educational Financing Authority, Series 2015A, RB, 5.00%, 01/01/22	USD	3,250	$3,535,025
Massachusetts Housing Finance Agency
Series 2014E, RB, 3.80%, 12/01/29		1,000	1,021,230
Series 2014E, RB, 4.05%, 12/01/34		1,000	1,023,210
Series 2014B, RB, 4.30%, 12/01/34		3,440	3,545,402
Series 2015A, RB, 4.25%, 12/01/35		2,000	2,073,780
Series 2014E, RB, 4.20%, 12/01/39		1,000	1,021,500
Series 2014B, RB, 4.50%, 12/01/39		2,820	2,932,433
Series 2015A, RB, 4.35%, 12/01/40		1,000	1,037,350
Series 2014B, RB, 4.60%, 12/01/44		2,985	3,106,639
Series 2014B, RB, 4.70%, 12/01/47		3,100	3,236,741
Series 2015A, RB, 4.50%, 12/01/48		3,150	3,277,953
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		4,340	4,854,724
Massachusetts School Building Authority, Series 2018A, RB, 5.25%, 02/15/48		7,070	8,370,668
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		2,240	2,571,318
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		4,460	5,084,445
Metropolitan Atlanta Rapid Transit Authority
Series 2015A, RB, 5.00%, 07/01/41		4,760	5,366,234
Series 2015A, RB, 5.00%, 07/01/42		4,760	5,363,044
Series 2015B, RB, 5.00%, 07/01/45		3,740	4,265,320
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/46		5,000	5,533,750
Metropolitan St. Louis Sewer District
Series 2017A, RB, 5.00%, 05/01/42		8,130	9,416,654
Series 2017A, RB, 5.00%, 05/01/47		6,135	7,085,311
Metropolitan Transportation Authority
Series 2010C-1, RB, 6.69%, 11/15/40		4,830	6,429,599
Series 2017A, RB, 5.00%, 11/15/42		4,350	4,979,053
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		5,945	6,765,945
Metropolitan Washington Airports Authority
Series 2016A, RB, 5.00%, 10/01/32		7,080	8,079,342
Series 2018A, RB, 5.00%, 10/01/43(t)		7,410	8,504,012
Series 2009D, RB, 7.46%, 10/01/46		4,495	6,603,964
Series 2014A, RB, 5.00%, 10/01/53		3,400	3,603,082
Miami-Dade County Educational Facilities Authority
Series 2018A, RB, 5.00%, 04/01/48		4,700	5,294,127
Series 2015B, RB, 5.07%, 04/01/50		5,095	5,718,017
Series 2018A, RB, 5.00%, 04/01/53		9,950	11,137,930
Michigan Finance Authority
Series 2014, RB, 5.00%, 06/01/39		4,160	4,586,150
Series 2016, RB, 5.00%, 11/15/41		2,620	2,900,812
Series 2017A-MI, RB, 5.00%, 12/01/47		14,950	16,169,920
Michigan State Housing Development Authority
Series 2018B, RB, 3.55%, 10/01/33(t)		2,830	2,836,537
Series 2018A, RB, 4.00%, 10/01/43		2,710	2,722,358
Series 2018A, RB, 4.05%, 10/01/48		1,250	1,255,687
Series 2018A, RB, 4.15%, 10/01/53		6,460	6,489,264
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		4,590	4,926,493
New Jersey Economic Development Authority (College Avenue Redevelopment Project), Series 2013, RB, 5.00%, 06/15/38		5,000	5,522,100

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Municipal Bonds (continued)
New Jersey Educational Facilities Authority
Series 2017A, RB, 5.00%, 07/01/27	USD	2,060	$2,396,789
Series 2017A, RB, 5.00%, 07/01/28		1,000	1,158,350
Series 2017A, RB, 5.00%, 07/01/30		1,000	1,149,840
Series 2017A, RB, 5.00%, 07/01/31		1,000	1,147,300
Series 2017A, RB, 5.00%, 07/01/33		1,000	1,139,720
Series 2017A, RB, 5.00%, 07/01/34		1,000	1,133,870
New Jersey Transportation Trust Fund Authority
Series 2016A-1, Sub-series A-2, RB, 5.00%, 06/15/27		4,600	5,071,822
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		3,670	4,014,466
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		1,240	1,350,224
New York City Housing Development Corp.
Series 2018C-1-A, RB, 3.70%, 11/01/38		2,940	2,953,818
Series 2018C-1-B, RB, 3.85%, 11/01/43		8,840	8,875,272
Series 2018C-1-A, RB, 3.95%, 11/01/48		2,940	2,955,641
Series 2018C-1-A, RB, 4.00%, 11/01/53		9,425	9,474,952
New York City Municipal Water Finance Authority
Series 2018FF, RB, 5.00%, 06/15/39		9,990	11,650,837
Series 2018FF, RB, 5.00%, 06/15/40		7,150	8,332,038
Series 2010AA, RB, 5.75%, 06/15/41		5,525	6,969,401
Series 2017DD, RB, 5.00%, 06/15/47		5,150	5,851,945
New York City Transitional Finance Authority, Series 2018, Sub-series C-4, RB, 3.55%, 05/01/25		13,745	13,807,540
New York City Transitional Finance Authority Building Aid
Series 2018, Sub-Series S-4B, RB, 2.62%, 07/15/21		4,815	4,758,327
Series 2015S-2, RB, 5.00%, 07/15/40		2,650	2,980,216
New York City Transitional Finance Authority Future Tax Secured
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		12,445	11,948,818
Series 2017B, RB, 5.00%, 08/01/31		1,760	2,038,150
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		2,945	3,343,665
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		2,810	3,199,382
New York Convention Center Development Corp.
Series 2015, RB, 5.00%, 11/15/40		2,670	3,007,354
Series 2016A, RB, 5.00%, 11/15/46		6,730	7,623,340
New York Liberty Development Corp., Series 2005, RB, 5.25%, 10/01/35		2,690	3,339,151
New York State Dormitory Authority
Series 2016A, RB, 5.00%, 02/15/31		2,300	2,674,095
Series 2015B, RB, 5.00%, 03/15/32		4,330	4,971,403
Series 2017B, RB, 5.00%, 02/15/36		4,900	5,655,335
Series 2017B, RB, 5.00%, 02/15/37		2,440	2,814,028
Series 2017B, RB, 5.00%, 02/15/38		2,480	2,858,026
Series 2018B, RB, 5.00%, 10/01/38		7,650	9,069,151
Series 2017B, RB, 5.00%, 02/15/39		2,480	2,849,520
Series 2018A, RB, 5.00%, 03/15/39		7,615	8,853,427
Series 2017B, RB, 5.00%, 02/15/40		2,445	2,807,202
Series 2017B, RB, 5.00%, 02/15/41		4,900	5,613,342
Series 2018A, RB, 5.00%, 03/15/41		4,690	5,444,199
Series 2017B, RB, 5.00%, 02/15/42		6,625	7,583,836
Series 2018A, RB, 5.00%, 03/15/42		4,690	5,439,884
Series 2017B, RB, 5.00%, 02/15/43		4,010	4,586,959
Series 2018A, RB, 5.00%, 03/15/43		4,690	5,435,663
Series 2017A, RB, 5.00%, 03/15/43		4,865	5,572,906
Series 2018A, RB, 5.00%, 10/01/48		3,015	4,004,855

Security	Par (000)		Value
Municipal Bonds (continued)
New York State Urban Development Corp.
Series 2017B, RB, 2.86%, 03/15/24	USD	15,055	$14,767,751
Series 2017B, RB, 3.12%, 03/15/25		7,650	7,536,015
Series 2017D, RB, 3.32%, 03/15/29		10,345	9,893,130
New York Transportation Development Corp.
Series 2016, RB, 5.00%, 08/01/20		6,000	6,322,980
Series 2016A, RB, 5.00%, 07/01/41		945	1,021,583
Series 2016A, RB, 5.00%, 07/01/46		3,480	3,752,240
Series 2016A, RB, 5.25%, 01/01/50		10,150	11,045,737
North Carolina Capital Facilities Finance Agency (Duke University Project), Series 2015B, RB, 5.00%, 10/01/55		5,000	5,584,450
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48		5,020	5,454,180
Oklahoma Development Finance Authority
Series 2018B, RB, 5.25%, 08/15/43		1,150	1,298,200
Series 2018B, RB, 5.25%, 08/15/48		2,000	2,246,980
Series 2018B, RB, 5.50%, 08/15/57		10,000	11,380,300
Omaha Public Power District, Series 2017A, RB, 5.00%, 02/01/42		5,570	6,452,622
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		11,590	15,692,396
Oregon School Boards Association
Series 2002B, GO, 5.49%, 06/30/23		18,480	20,387,321
Series 2005A, GO, 4.76%, 06/30/28		12,680	13,656,994
Pennsylvania Economic Development Financing Authority
Series 2015, RB, 5.00%, 12/31/22		3,000	3,284,880
Series 2015, RB, 5.00%, 12/31/38		3,440	3,764,392
Pennsylvania State University
Series 2018, RB, 5.00%, 09/01/43		2,400	2,797,056
Series 2018, RB, 5.00%, 09/01/48		2,995	3,473,481
Pennsylvania Turnpike Commission
Series 2018B, RB, 5.00%, 12/01/43		9,410	10,597,354
Series 2018A, RB, 5.00%, 12/01/48		30,750	35,061,458
Series 2018B, RB, 5.00%, 12/01/48		6,180	6,931,179
Permanent University Fund, Series 2017A, RB, 3.38%, 07/01/47		10,300	9,538,006
Port Authority of New York & New Jersey
Series 180-1, RB, 5.00%, 11/15/47		2,240	2,523,427
Series 174, RB, 4.46%, 10/01/62		10,250	10,886,218
Series 192, RB, 4.81%, 10/15/65		5,135	5,779,032
Public Finance Authority (Denver International Airport Great Hall Project), Series 2017, RB, 5.00%, 09/30/49		5,000	5,492,250
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		2,790	3,137,578
Railsplitter Tobacco Settlement Authority, Series 2017, RB, 5.00%, 06/01/25		3,000	3,414,060
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		4,280	4,687,456
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.07%, 12/01/35(s)		5,680	5,496,309
Salt Lake City Corp.
Series 2017A, RB, 5.00%, 07/01/47		8,740	9,815,807
Series 2017B, RB, 5.00%, 07/01/47		3,020	3,452,102
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		17,230	19,446,295
San Antonio Electric & Gas, Series 2013, RB, 5.00%, 02/01/48(t)		2,750	2,993,375

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Municipal Bonds (continued)
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47	USD	4,410	$5,067,046
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		3,535	4,104,948
San Diego Unified School District, Series 2017I, GO, 5.00%, 07/01/41		6,230	7,302,308
San Francisco City & County Airport Comm-San Francisco International Airport
Series 2016B, RB, 5.00%, 05/01/41		2,690	3,014,898
Series 2016B, RB, 5.00%, 05/01/46		8,920	9,964,710
Series 2017A, RB, 5.00%, 05/01/47		4,940	5,578,396
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		9,610	9,453,357
South Carolina Ports Authority, Series 2015, RB, 5.00%, 07/01/45		4,000	4,419,000
South Carolina Public Service Authority
Series 2016D, RB, 2.39%, 12/01/23		7,835	7,300,261
Series 2015, RB, 5.00%, 12/01/29		1,120	1,229,514
Series 2014A, RB, 5.00%, 12/01/49		4,980	5,280,045
Series 2015A, RB, 5.00%, 12/01/50		4,980	5,321,329
South Jersey Port Corp., Series 2017B, RB, 5.00%, 01/01/48		1,500	1,629,885
State Board of Administration Finance Corp., Series 2013A, RB, 3.00%, 07/01/20(t)		9,995	10,023,186
State of California
Series 2017, GO, 2.25%, 10/01/23		19,490	18,623,280
Series 2009, GO, 7.50%, 04/01/34		9,165	12,872,151
Series 2009, GO, 7.55%, 04/01/39		4,840	7,137,258
Series 2009, GO, 7.30%, 10/01/39		7,375	10,448,900
Series 2009, GO, 7.35%, 11/01/39		4,170	5,935,870
State of Connecticut, Series 2017A, GO, 3.31%, 01/15/26		12,185	11,857,102
State of Illinois
Series 2018A, GO, 5.00%, 05/01/20		3,750	3,871,462
Series 2017D, GO, 5.00%, 11/01/22		4,630	4,895,021
Series 2017D, GO, 5.00%, 11/01/24		11,930	12,693,401
Series 2017A, GO, 5.00%, 12/01/24		2,380	2,532,725
Series 2017D, GO, 5.00%, 11/01/25		32,230	34,300,133
State of New York Mortgage Agency, Series 188, RB, 3.85%, 10/01/34		3,345	3,381,293
State of Ohio
Series 2017A, GO, 5.00%, 05/01/30		3,350	3,845,398
Series 2017A, GO, 5.00%, 03/15/32		6,760	7,640,896
Series 2017A, GO, 5.00%, 05/01/34		3,070	3,493,107
Series 2017A, GO, 5.00%, 05/01/35		3,070	3,486,998
Series 2017A, GO, 5.00%, 05/01/36		7,370	8,361,265
Series 2017A, GO, 5.00%, 05/01/37		5,625	6,374,081
State of Texas
Series 2016, GO, 5.00%, 04/01/40		3,580	4,074,004
Series 2016, GO, 5.00%, 04/01/43		5,730	6,507,962
State of Washington
Series R-2015C, GO, 5.00%, 07/01/30		11,560	13,178,400
Series R-2017A, GO, 5.00%, 08/01/30		3,035	3,531,344
Series R-2016B, GO, 5.00%, 07/01/31		4,000	4,605,800
Series 2016A-1, GO, 5.00%, 08/01/40		7,030	7,929,981
Series 2018B, GO, 5.00%, 08/01/40		2,980	3,435,135
Series 2017D, GO, 5.00%, 02/01/41		4,880	5,585,404
Series 2018B, GO, 5.00%, 08/01/41		3,130	3,605,353
Series 2018B, GO, 5.00%, 08/01/42		3,320	3,821,386
State of West Virginia
Series 2018B, GO, 5.00%, 06/01/40		6,540	7,629,629
Series 2018B, GO, 5.00%, 12/01/40		6,750	7,874,618
Series 2018B, GO, 5.00%, 12/01/41		6,440	7,506,979

Security	Par (000)		Value
Municipal Bonds (continued)
State of Wisconsin
Series 2017C, RB, 3.15%, 05/01/27	USD	8,980	$8,778,668
Series 2017B, GO, 5.00%, 05/01/32		2,670	3,059,446
Series 2017B, GO, 5.00%, 05/01/33		2,440	2,787,700
Series 2017-3, GO, 5.00%, 11/01/33		4,590	5,355,245
Series 2017B, GO, 5.00%, 05/01/34		3,170	3,609,013
Series 2017B, GO, 5.00%, 05/01/36		3,940	4,464,690
Series 2017B, GO, 5.00%, 05/01/38		3,975	4,485,907
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		2,555	2,687,860
Texas A&M University
Series 2017B, RB, 2.76%, 05/15/26		13,425	12,941,297
Series 2017B, RB, 2.84%, 05/15/27		5,965	5,731,053
Texas Municipal Gas Acquisition & Supply Corp.
Series 2006B, RB, VRDN, 2.27%, 12/15/26(s)		5,530	5,479,345
Series 2008D, RB, 6.25%, 12/15/26		2,210	2,572,462
Texas Private Activity Bond Surface Transportation Corp.
Series 2016, RB, 5.00%, 12/31/50		4,095	4,412,854
Series 2016, RB, 5.00%, 12/31/55		3,580	3,850,648
Texas Transportation Commission, Series 2016A, RB, 5.00%, 10/01/19		8,830	9,204,922
Texas Water Development Board
Series 2018A, RB, 5.00%, 10/15/43		6,940	8,045,126
Series 2017A, RB, 5.00%, 10/15/47		2,770	3,186,802
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		19,355	19,287,064
Tobacco Settlement Financing Corp., Series 2007A-1, RB, 6.71%, 06/01/46		12,785	12,632,986
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		4,460	4,826,166
University of California
Series 2017, RB, 3.06%, 07/01/25		4,795	4,666,254
Series 2013AJ, RB, 4.60%, 05/15/31		5,115	5,517,909
Series 2016L, RB, 5.00%, 05/15/47		8,385	9,483,016
Series 2009F, RB, 6.58%, 05/15/49		11,840	15,871,875
University of Delaware
Series 2010A, RB, 5.87%, 11/01/40		7,500	9,246,150
Series 2018, RB, 4.22%, 11/01/58		5,850	6,031,701
University of Houston
Series 2017A, RB, 5.00%, 02/15/33		2,730	3,117,196
Series 2017A, RB, 5.00%, 02/15/34		2,555	2,906,159
Series 2017A, RB, 5.00%, 02/15/35		5,685	6,449,746
Series 2017A, RB, 5.00%, 02/15/36		6,840	7,740,212
University of Massachusetts Building Authority, Series 2013-1, RB, 5.00%, 11/01/39(t)		5,000	5,522,500
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46		3,430	3,903,306
Upper Arlington City School District, Series 2018A, GO, 5.00%, 12/01/48		6,205	7,182,722
Virginia Small Business Financing Authority
Series 2017, RB, 5.00%, 12/31/47		2,900	3,176,834
Series 2017, RB, 5.00%, 12/31/56		5,720	6,234,114
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		4,165	4,867,094
West Virginia Hospital Finance Authority
Series 2016A, RB, 5.00%, 06/01/19		2,840	2,926,166
Series 2016A, RB, 5.00%, 06/01/20		3,065	3,235,935
Series 2016A, RB, 5.00%, 06/01/21		3,050	3,287,687
Series 2016A, RB, 5.00%, 06/01/22		3,335	3,668,567
Series 2016A, RB, 5.00%, 06/01/23		2,765	3,092,044
Series 2016A, RB, 5.00%, 06/01/24		2,955	3,346,390

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Municipal Bonds (continued)
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44	USD	2,350	$2,530,809

Total Municipal Bonds — 5.4% (Cost: $1,933,055,315)			1,932,333,233

Non-Agency Mortgage-Backed Securities — 7.0%

Collateralized Mortgage Obligations — 3.5%
Cayman Islands — 0.1%(a)(d)
LSTAR Securities Investment Ltd., Series 2018-1, Class A, 3.53%, 02/01/23		28,746	28,823,738
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, 0.04%, 11/01/22		2,757	2,747,314

			31,571,052
Ireland — 0.0%
Bluestep Mortgage Securities No. 2 Ltd., Class AB, 1.64%, 11/10/55(d)	SEK	23,163	2,602,429

Italy — 0.0%
Berica 8 Residential MBS SRL, Class A, 0.00%, 03/31/48(d)	EUR	938	1,091,493

Spain — 0.0%
SRF FT(d):
Series 2017-1, Class B, 1.57%, 04/26/63		3,400	4,004,853
Series 2017-1, Class C, 2.17%, 04/26/63		800	938,165
Series 2017-1, Class D, 2.27%, 04/26/63		1,200	1,402,149

			6,345,167
United Kingdom — 0.7%(d)
Castell plc, Series 2017-1, Class X, 4.96%, 10/25/44	GBP	3,471	4,567,520
Eurosail plc:
Series 2006-2X, Class A2C, 0.79%, 12/15/44		9,844	12,857,537
Series 2006-4X, Class A3A, 0.00%, 12/10/44	EUR	1,357	1,572,014
Series 2006-4X, Class A3C, 0.79%, 12/10/44	GBP	1,081	1,413,702
Eurosail UK plc:
Series 2007-4X, Class A3, 1.58%, 06/13/45		1,876	2,474,944
Series 2007-4X, Class A4, 1.58%, 06/13/45		3,662	4,749,726
Finsbury Square plc:
Series 2016-1, Class B, 3.48%, 02/16/58		4,585	6,149,189
Series 2016-2, Class B, 2.43%, 08/16/58		2,890	3,857,295
Series 2016-2, Class C, 2.93%, 08/16/58		3,448	4,609,704
Series 2017-1, Class C, 2.57%, 03/12/59		3,360	4,483,858
Series 2018-1, Class B, 1.63%, 09/12/65		1,982	2,613,835
Series 2018-1, Class C, 1.93%, 09/12/65		1,857	2,447,840
Series 2018-1, Class D, 2.23%, 09/12/65		1,273	1,678,121
Gemgarto plc, Series 2015-2, Class B, 2.98%, 02/16/54		1,560	2,084,934
Gosforth Funding plc, Series 2014-1, Class A2, 1.37%, 10/19/56		2,190	2,897,591
Great Hall Mortgages No. 1 plc, Series 2007-2X, Class BA, 0.93%, 06/18/39		17,570	21,290,045
Hawksmoor Mortgages plc, Series 2016-1, Class B, 2.21%, 05/25/53		11,696	15,552,691
Ludgate Funding plc:
Series 2007-1, Class BB, 0.00%, 01/01/61	EUR	3,116	3,271,164
Series 2007-1, Class MB, 0.00%, 01/01/61		2,596	2,753,057
Newgate Funding plc, Series 2006-1, Class BB, 0.00%, 12/01/50		1,764	1,921,960
Paragon Mortgages No. 10 plc, Series 10X, Class B1B, 0.22%, 06/15/41		210	236,043

Security	Par (000)		Value
United Kingdom (continued)
Paragon Mortgages No. 11 plc, Series 11X, Class BB, 0.15%, 10/15/41	EUR	848	$953,558
Paragon Mortgages No. 12 plc, Series 12X, Class B1B, 0.15%, 11/15/38		1,090	1,222,345
Paragon Mortgages No. 13 plc:
Series 13X, Class A2C, 2.53%, 01/15/39	USD	3,644	3,482,753
Series 13X, Class B1B, 0.05%, 01/15/39	EUR	2,655	2,944,352
Paragon Mortgages No. 14 plc, Series 14X, Class BB, 0.04%, 09/15/39		6,666	7,081,213
Paragon Mortgages No. 23 plc, Class C, 2.99%, 01/15/43	GBP	4,450	5,928,492
Paragon Mortgages No. 25 plc:
Class B, 1.73%, 05/15/50		3,805	4,999,965
Class C, 2.08%, 05/15/50		2,985	3,923,093
Residential Mortgage Securities 29 plc:
Class B, 2.03%, 12/20/46		10,055	13,447,122
Class C, 2.33%, 12/20/46		2,504	3,349,706
Residential Mortgage Securities 30 plc, Class C, 2.33%, 03/20/50		610	815,972
Ripon Mortgages plc:
Series 1X, Class B2, 1.83%, 08/20/56		1,991	2,645,653
Series 1X, Class C1, 2.13%, 08/20/56		15,430	20,480,874
RMAC Securities No. 1 plc:
Series 2006-NS1X, Class M1C, 0.00%, 06/12/44	EUR	198	219,188
Series 2007-NS1X, Class M1C, 0.00%, 06/12/44		3,516	3,905,410
Trinity Square plc, Series 2015-1X, Class B, 2.19%, 07/15/51	GBP	875	1,163,852
Warwick Finance Residential Mortgages No. 1 plc:
Class A, 1.64%, 09/21/49		9,573	12,716,797
Class B, 1.84%, 09/21/49		26,155	34,680,951
Warwick Finance Residential Mortgages No. 2 plc, Class C, 2.44%, 09/21/49		12,700	16,935,539

			244,379,605
United States — 2.7%
Ajax Mortgage Loan Trust:
Series 2016-A, Class A, 4.25%, 08/25/64(a)(e)	USD	11,883	12,010,414
Series 2018-B, Class A, 3.75%, 02/26/57		25,613	25,612,723
Series 2018-B, Class B, 0.00%, 02/26/57		11,040	4,817,658
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.44%, 06/25/35(d)		13,191	11,936,662
Series 2005-72, Class A3, 2.39%, 01/25/36(d)		3,978	3,458,334
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		5,405	4,104,592
Series 2006-15CB, Class A1, 6.50%, 06/25/36		1,012	782,874
Series 2006-23CB, Class 2A5, 2.49%, 08/25/36(d)		10,757	4,316,992
Series 2006-34, Class A3, 2.79%, 11/25/46(d)		7,679	4,792,496
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		4,224	3,592,224
Series 2006-J7, Class 2A1, 2.40%, 11/20/46(d)		8,091	5,530,812
Series 2006-OA11, Class A4, 2.28%, 09/25/46(d)		6,302	5,564,407
Series 2006-OA14, Class 1A1, 3.29%, 11/25/46(d)		21,043	18,043,770
Series 2006-OA16, Class A4C, 2.43%, 10/25/46(d)		12,255	7,269,515

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Alternative Loan Trust (continued)
Series 2006-OA21, Class A1, 2.27%, 03/20/47(d)	USD	7,150	$6,011,050
Series 2006-OA6, Class 1A2, 2.30%, 07/25/46(d)		12,194	12,000,246
Series 2006-OC10, Class 2A3, 2.32%, 11/25/36(d)		4,500	3,537,465
Series 2006-OC7, Class 2A3, 2.34%, 07/25/46(d)		8,026	6,367,332
Series 2007-25, Class 1A3, 6.50%, 11/25/37		31,410	23,748,840
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,243	930,007
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		6,705	4,934,937
Series 2007-OA2, Class 1A1, 2.40%, 03/25/47(d)		18,532	15,221,649
Series 2007-OA3, Class 1A1, 2.23%, 04/25/47(d)		6,115	5,811,571
Series 2007-OA3, Class 2A2, 2.27%, 04/25/47(d)		795	171,130
Series 2007-OA8, Class 2A1, 2.27%, 06/25/47(d)		1,370	1,066,758
Series 2007-OH2, Class A2A, 2.33%, 08/25/47(d)		1,974	1,470,693
Series 2007-OH3, Class A1A, 2.38%, 09/25/47(d)		6,409	5,721,104
American Home Mortgage Assets Trust(d):
Series 2006-3, Class 2A11, 2.50%, 10/25/46		4,447	4,042,191
Series 2006-4, Class 1A12, 2.30%, 10/25/46		9,758	7,141,482
Series 2006-5, Class A1, 2.48%, 11/25/46		13,672	7,506,535
APS Resecuritization Trust(a)(d):
Series 2016-1, Class 1MZ, 5.39%, 07/31/57		17,287	5,114,847
Series 2016-3, Class 3A, 4.94%, 09/27/46(c)		21,647	21,755,494
Series 2016-3, Class 4A, 4.69%, 04/27/47(c)		5,809	5,692,468
Banc of America Funding Trust(a)(c)(d):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		11,633	2,322,916
Series 2016-R2, Class 1A1, 4.70%, 05/01/33		4,992	5,108,910
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 2.41%, 11/25/36(d)		4,560	4,623,853
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		4,713	4,639,098
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		5,614	4,994,373
Bear Stearns Mortgage Funding Trust(d):
Series 2006-SL1, Class A1, 2.37%, 08/25/36		5,704	5,713,024
Series 2007-AR2, Class A1, 2.26%, 03/25/37		263	235,283
Series 2007-AR3, Class 1A1, 2.23%, 03/25/37		3,486	3,309,703
Series 2007-AR4, Class 2A1, 2.30%, 06/25/37		2,835	2,699,658
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		79,464	61,601,795
CHL Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 3.45%, 11/25/35(d)		2,290	2,042,455
Series 2006-OA4, Class A1, 2.52%, 04/25/46(d)		35,697	18,177,998
Series 2006-OA5, Class 3A1, 2.29%, 04/25/46(d)		2,239	2,040,655
Series 2007-15, Class 2A2, 6.50%, 09/25/37		20,777	15,563,361

Security	Par (000)		Value
United States (continued)
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(a)(d)	USD	46,325	$45,383,534
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38		9,739	8,451,177
COLT LLC, Series 2015-1, Class A1V, 5.09%, 12/26/45(a)(d)		542	543,381
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		21,079	13,165,138
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.44%, 11/25/35(d)		3,888	1,513,181
CSMC Trust(a):
Series 2011-5R, Class 3A1, 3.62%, 09/27/47(d)		339	335,402
Series 2014-11R, Class 16A1, 3.64%, 09/27/47(d)		10,076	10,151,334
Series 2014-4R, Class 16A3, 2.16%, 02/27/36(c)(d)		3,750	3,419,621
Series 2014-9R, Class 3A1, 1.83%, 11/27/37(d)		9,588	9,436,009
Series 2014-9R, Class 9A1, 2.08%, 08/27/36(c)(d)		5,383	4,736,966
Series 2015-4R, Class 1A2, 2.11%, 11/27/36(c)(d)		2,334	2,003,352
Series 2015-4R, Class 1A4, 2.11%, 10/27/36(c)(d)		6,805	4,257,725
Series 2015-6R, Class 5A1, 2.14%, 03/27/36(d)		2,024	1,979,433
Series 2015-6R, Class 5A2, 2.14%, 03/27/36(d)		11,966	7,727,789
Series 2017-1, 8.75%, 03/25/21(c)		23,347	16,618,129
Series 2017-2, 0.00%, 02/01/47(c)		8,528	8,369,064
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46(a)		5,356	5,366,987
Deutsche Alt-A Securities Mortgage Loan Trust(d):
Series 2007-OA4, Class A2A, 2.26%, 08/25/47		4,989	3,318,459
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 2.48%, 01/27/37(a)(c)(d)		1,213	776,628
Deutsche Alt-B Securities Mortgage Loan Trust(d):
Series 2006-AB3, Class A3, 6.51%, 07/25/36		1,992	1,776,906
Series 2006-AB3, Class A8, 6.36%, 07/25/36		1,266	1,129,941
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(d):
Series 2015-DN1, Class B, 13.59%, 01/25/25		1,486	2,147,558
Series 2015-HQ2, Class B, 10.04%, 05/25/25		1,594	1,891,636
Series 2016-DNA4, Class M3, 5.89%, 03/25/29		9,070	10,095,969
Series 2017-DNA1, Class M2, 5.34%, 07/25/29		9,410	10,140,883
Series 2017-DNA2, Class B1, 7.24%, 10/25/29		6,110	6,983,588
Series 2017-DNA2, Class M2, 5.54%, 10/25/29		11,303	12,357,006
Series 2017-DNA3, Class B1, 6.54%, 03/25/30		10,380	11,204,792

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes (continued)
Series 2017-DNA3, Class M2, 4.59%, 03/25/30	USD	20,290	$20,901,946
Series 2017-HRP1, Class M2, 4.54%, 12/25/42		2,090	2,153,754
Series 2018-DNA1, Class B1, 5.24%, 07/25/30		11,290	10,797,017
Series 2018-DNA1, Class M2, 3.89%, 07/25/30		7,310	7,188,756
Series 2018-SPI2, Class M2, 3.82%, 05/25/48(a)		5,250	4,806,946
Federal National Mortgage Association(d):
Series 2016-C02, Class 1M2, 8.09%, 09/25/28		2,186	2,585,765
Series 2016-C04, Class 1M2, 6.34%, 01/25/29		13,578	15,365,274
Series 2016-C06, Class 1M2, 6.34%, 04/25/29		11,981	13,611,539
Series 2017-C01, Class 1B1, 7.84%, 07/25/29		4,911	5,859,209
Series 2017-C01, Class 1M2, 5.64%, 07/25/29		9,138	9,926,410
Series 2017-C03, Class 1B1, 6.94%, 10/25/29		7,590	8,507,636
Series 2017-C05, Class 1B1, 5.69%, 01/25/30		10,220	10,475,506
Series 2017-C05, Class 1M2, 4.29%, 01/25/30		5,969	6,074,171
Federal National Mortgage Association Variable Rate Notes, Series 2017-C03, Class 1M2, 5.09%, 10/25/29(d)		807	858,585
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.56%, 03/25/36(d)		2,916	2,731,944
GSMPS Mortgage Loan Trust(a)(d):
Series 2005-RP1, Class 1AF, 2.44%, 01/25/35		5,100	4,769,669
Series 2005-RP2, Class 1AF, 2.44%, 03/25/35		6,164	5,763,258
Series 2006-RP1, Class 1AF1, 2.44%, 01/25/36		4,677	4,161,923
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.75%, 01/25/35(d)		1,129	1,143,038
HarborView Mortgage Loan Trust(d):
Series 2007-3, Class 2A1B, 2.31%, 05/19/47		1,968	1,595,904
Series 2007-4, Class 2A2, 2.33%, 07/19/47		2,716	2,356,885
Impac CMB Trust, Series 2005-7, Class A1, 2.61%, 11/25/35(d)		4,008	3,306,320
IndyMac IMJA Mortgage Loan Trust, Series 2007-A2, Class 3A1, 7.00%, 10/25/37		11,227	7,481,244
IndyMac INDX Mortgage Loan Trust(d):
Series 2007-AR19, Class 3A1, 3.48%, 09/25/37		7,178	5,073,170
Series 2007-FLX5, Class 2A2, 2.33%, 08/25/37		3,702	3,330,978
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 2A1, 3.94%, 05/25/37(d)		2,124	1,917,800
JPMorgan Madison Avenue Securities Trust, Series 2014-CH1, Class M2, 6.34%, 11/25/24(a)(c)(d)		5,126	5,578,413
JPMorgan Mortgage Trust(d):
Series 2007-A1, Class 4A1, 4.05%, 07/25/35		69	70,680
Series 2017-2, Class A6, 3.00%, 05/25/47(a)		6,038	5,887,529

Security	Par (000)		Value
United States (continued)
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.39%, 08/25/37(a)(c)(d)	USD	3,326	$2,598,783
MCM Capital Partners I LP, 4.00%, 06/01/57(c)		19,627	19,627,100
MCM Capital Partners LP, 0.00%, 06/01/57(c)(d)		35,198	8,605,808
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 2.30%, 04/25/37(d)		7,045	5,876,706
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.26%, 04/16/36(a)(d)		30,164	25,705,900
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 7.00%, 02/19/30(a)(d)		1,589	1,597,004
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36(e)		1,934	783,097
Series 2007-2, Class A4, 2.51%, 04/25/47(d)		1,436	1,176,472
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 2.48%, 11/26/35(a)(d)		4,924	4,826,364
RALI Trust(d):
Series 2007-QH1, Class A1, 2.25%, 02/25/37		4,115	3,927,761
Series 2007-QH6, Class A1, 2.28%, 07/25/37		6,618	6,417,484
Series 2007-QH9, Class A1, 2.82%, 11/25/37		1,286	1,113,341
RBSSP Resecuritization Trust, Series 2013-2, Class 1A2, 2.16%, 12/26/36(a)(d)		3,288	3,165,410
Reperforming Loan REMIC Trust(a)(d):
Series 2005-R2, Class 1AF1, 2.43%, 06/25/35		3,049	2,934,295
Series 2005-R3, Class AF, 2.49%, 09/25/35		4,878	4,282,921
Seasoned Credit Risk Transfer Trust(d):
Series 2017-3, Class M2, 4.75%, 07/25/56(a)		4,085	4,001,492
Series 2018-1, Class BX, 6.41%, 05/25/57(c)		1,485	814,077
Series 2018-1, Class M, 4.75%, 05/25/57(c)		1,340	1,323,384
STACR Trust(a)(d):
Series 2018-DNA2, Class M2, 4.21%, 12/25/30		8,860	8,811,664
Series 2018-HRP1, Class M2, 3.74%, 04/25/43		12,215	12,283,107
STARM Mortgage Loan Trust, Series 2007-2, Class 3A3, 3.79%, 04/25/37(d)		1,621	1,370,332
Structured Adjustable Rate Mortgage Loan Trust(d):
Series 2005-11, Class 1A1, 3.87%, 05/25/35		1,683	1,479,419
Series 2006-3, Class 4A, 3.69%, 04/25/36		3,399	3,008,700
Structured Asset Mortgage Investments II Trust(d):
Series 2006-AR2, Class A1, 2.32%, 02/25/36		3,535	3,351,751
Series 2006-AR4, Class 3A1, 2.28%, 06/25/36(c)		8,307	7,227,290
Series 2006-AR5, Class 2A1, 2.30%, 05/25/46		2,097	1,764,028
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(a)		4,576	3,872,550
WaMu Mortgage Pass-Through Certificates Trust(d):
Series 2005-AR2, Class B1, 2.62%, 01/25/45		1,852	1,226,235
Series 2007-OA5, Class 1A, 2.31%, 06/25/47		5,725	5,615,731

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36	USD	7,559	$6,928,225
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		6,871	6,002,749
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)		1,826	1,595,794
Series 2006-8, Class A4, 4.59%, 10/25/36(e)		5,106	3,186,971
Series 2007-OA1, Class 2A, 2.28%, 12/25/46(d)		10,130	8,655,885

			937,873,041

			1,223,862,787

Commercial Mortgage-Backed Securities — 3.3%

Cayman Islands — 0.1%(a)
BSPRT Issuer Ltd., Series 2017-FL2, Class A, 2.89%, 10/15/34(d)		5,655	5,653,428
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 2.79%, 06/15/35(d)		12,820	12,811,344
GPMT Ltd., Series 2018-FL1, Class A, 2.98%, 11/21/35(d)		12,035	12,012,591
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(c)		2,420	2,348,345
Resource Capital Corp. Ltd.(d):
Series 2017-CRE5, Class A, 2.87%, 07/15/34		7,060	7,060,010
Series 2017-CRE5, Class B, 4.07%, 07/15/34		2,494	2,494,044

			42,379,762
Ireland — 0.1%(d)
Taurus DEU DAC:
Series 2016-DE2, Class C, 2.85%, 01/03/27	EUR	2,156	2,550,507
Series 2016-DE2, Class D, 3.75%, 01/03/27		2,356	2,793,643
Taurus DEU Ltd.:
Series 2015-DE2, Class D, 2.10%, 02/01/26		3,080	3,601,924
Series 2015-DE2, Class E, 3.40%, 02/01/26		7,915	9,314,208
Taurus UK DAC:
Series 2017-UK2, Class B, 2.02%, 11/17/27	GBP	3,649	4,820,540
Series 2017-UK2, Class C, 2.47%, 11/17/27		2,024	2,669,782

			25,750,604
Italy — 0.0%
Taurus IT SRL(d):
Series 2018-IT1, Class A, 1.00%, 05/18/30	EUR	7,850	9,151,655
Series 2018-IT1, Class B, 1.25%, 05/18/30		1,710	1,993,287

			11,144,942
United Kingdom — 0.1%
Canary Wharf Finance II plc(d):
Series II, Class C2, 2.13%, 10/22/37	GBP	2,100	2,402,869
Series II, Class D2, 2.85%, 10/22/37		14,689	17,399,595

			19,802,464
United States — 3.0%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(a)(d)	USD	15,600	14,035,164
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.19%, 09/15/34(a)(d)		28,980	28,789,265
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(a)		1,850	1,959,807

Security	Par (000)		Value
United States (continued)
AREIT Trust, Series 2018-CRE1, Class A, 2.92%, 02/15/35(a)(c)(d)	USD	11,180	$11,186,708
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.17%, 04/15/35(a)(d)		5,870	5,874,452
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		1,027	1,047,431
Atrium Hotel Portfolio Trust(a)(d):
Series 2017-ATRM, Class D, 4.02%, 12/15/36		14,575	14,556,638
Series 2017-ATRM, Class E, 5.12%, 12/15/36		6,300	6,292,066
Series 2018-ATRM, Class E, 5.36%, 06/15/35		4,370	4,370,003
Aventura Mall Trust, Series 2013-AVM, Class E, 3.87%, 12/05/32(a)(d)		4,336	4,410,299
BAMLL Commercial Mortgage Securities Trust(a)(d):
Series 2013-DSMZ, Class M, 7.76%, 09/15/18		19,320	19,319,807
Series 2013-DSNY, Class A, 3.12%, 09/15/26		7,000	6,998,312
Series 2013-DSNY, Class E, 4.67%, 09/15/26		100	99,956
Series 2013-DSNY, Class F, 5.57%, 09/15/26		7,683	7,670,981
Series 2015-200P, Class F, 3.72%, 04/14/33		6,531	6,071,009
Series 2016-ISQ, Class E, 3.73%, 08/14/34(c)		18,000	16,763,400
Series 2017-SCH, Class CL, 3.57%, 11/15/32		2,560	2,560,000
Series 2017-SCH, Class DL, 4.07%, 11/15/32		5,070	5,070,000
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(d)		1,251	1,255,112
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 2.92%, 01/15/33(a)(d)		6,440	6,437,671
Bayview Commercial Asset Trust(a)(d):
Series 2005-2A, Class A1, 2.40%, 08/25/35		5,358	5,089,632
Series 2005-4A, Class A1, 2.39%, 01/25/36		1,081	1,009,153
Series 2005-4A, Class A2, 2.48%, 01/25/36		304	285,395
Series 2005-4A, Class M1, 2.54%, 01/25/36		814	758,450
Series 2006-1A, Class A2, 2.45%, 04/25/36		1,307	1,243,320
Series 2006-3A, Class A1, 2.34%, 10/25/36		2,021	1,925,144
Series 2006-3A, Class A2, 2.39%, 10/25/36		2,192	2,092,662
Series 2006-4A, Class A1, 2.32%, 12/25/36		2,967	2,853,853
Series 2007-2A, Class A1, 2.36%, 07/25/37		4,743	4,665,370
Series 2007-4A, Class A1, 2.54%, 09/25/37		20,713	19,797,893
Series 2007-5A, Class A3, 3.09%, 10/25/37		1,041	1,040,403
Series 2007-6A, Class A4A, 3.59%, 12/25/37		5,310	3,962,119
BBCMS Mortgage Trust(a)(d):
Series 2018-TALL, Class A, 2.80%, 03/15/37		2,453	2,449,141
Series 2018-TALL, Class D, 3.52%, 03/15/37		3,030	3,025,245
BBCMS Trust, Series 2015-STP, Class E, 4.43%, 09/10/28(a)(d)		220	211,174
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(a)(d)		2,313	2,174,049
Benchmark Mortgage Trust, Series 2018-B3, Class D, 3.06%, 04/10/51(a)		1,530	1,269,729
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 3.48%, 07/05/33(a)(d)		12,265	12,272,028
BWAY Mortgage Trust(a):
Series 2013-1515, Class A2, 3.45%, 03/10/33		7,835	7,753,853

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
BWAY Mortgage Trust (continued)
Series 2013-1515, Class D, 3.63%, 03/10/33	USD	9,570	$9,253,468
Series 2013-1515, Class E, 3.72%, 03/10/33		650	623,298
Series 2013-1515, Class F, 4.06%, 03/10/33(d)		19,708	18,755,282
Series 2015-1740, Class E, 4.81%, 01/10/35(d)		9,438	8,945,851
BXP Trust(a)(d):
Series 2017-CC, Class D, 3.67%, 08/13/37		4,370	4,081,244
Series 2017-CC, Class E, 3.67%, 08/13/37(c)		8,160	7,312,125
Series 2017-GM, Class E, 3.54%, 06/13/39		3,300	2,964,535
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class D, 4.50%, 10/15/34(a)(d)		3,340	3,360,561
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(a)(d)		1,830	1,868,672
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		1,676	1,641,822
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		4,783	4,945,248
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		1,090	1,101,460
Series 2016-C4, Class C, 5.04%, 05/10/58(d)		7,780	7,869,413
Series 2018-TAN, Class C, 5.29%, 02/15/33(a)		3,020	3,078,210
CGBAM Commercial Mortgage Trust(a)(d):
Series 2015-SMRT, Class E, 3.91%, 04/10/28		10,086	10,023,422
Series 2015-SMRT, Class F, 3.91%, 04/10/28		670	663,710
CGDBB Commercial Mortgage Trust(a)(d):
Series 2017-BIOC, Class A, 2.86%, 07/15/32		8,510	8,512,653
Series 2017-BIOC, Class D, 3.67%, 07/15/32		8,490	8,500,637
Series 2017-BIOC, Class E, 4.22%, 07/15/32		13,000	12,975,842
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class D, 3.63%, 05/10/35(a)(d)		720	702,687
Series 2014-GC19, Class C, 5.06%, 03/10/47(d)		1,156	1,180,189
Series 2015-GC27, Class C, 4.58%, 02/10/48(d)		14,540	14,104,385
Series 2015-SHP2, Class F, 7.27%, 07/15/27(a)(d)		1,080	1,087,312
Series 2015-SSHP, Class D, 5.12%, 09/15/27(a)(d)		3,425	3,435,174
Series 2016-C1, Class C, 5.12%, 05/10/49(d)		4,100	4,166,677
Series 2016-GC37, Class AS, 3.57%, 04/10/49		2,110	2,166,177
Series 2016-GC37, Class D, 2.79%, 04/10/49(a)		2,640	2,032,319
Series 2016-P3, Class C, 5.00%, 04/15/49(d)		340	347,129
Series 2016-SMPL, Class D, 3.52%, 09/10/31(a)		920	903,907
Series 2016-SMPL, Class E, 4.51%, 09/10/31(a)		1,780	1,758,483
CLNS Trust, Series 2017-IKPR, Class E, 5.55%, 06/11/32(a)(d)		4,035	4,046,363
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.85%, 06/10/44(a)(d)		1,374	1,394,106
Series 2013-300P, Class D, 4.54%, 08/10/30(a)(d)		750	755,225

Security	Par (000)		Value
United States (continued)
Commercial Mortgage Trust (continued)
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)	USD	845	$837,444
Series 2014-CR15, Class C, 4.90%, 02/10/47(d)		670	694,638
Series 2014-FL5, Class HFL1, 5.32%, 07/15/31(a)(c)(d)		6,988	6,826,796
Series 2014-FL5, Class HFL2, 6.22%, 07/15/31(a)(c)(d)		3,179	3,179,000
Series 2014-LC15, Class A4, 4.01%, 04/10/47		3,572	3,660,781
Series 2014-PAT, Class D, 4.20%, 08/13/27(a)(d)		1,447	1,446,086
Series 2014-PAT, Class E, 5.20%, 08/13/27(a)(d)		2,500	2,521,292
Series 2014-PAT, Class F, 4.49%, 08/13/27(a)(d)		15,170	15,156,579
Series 2014-PAT, Class G, 3.64%, 08/13/27(a)(d)		6,137	6,061,894
Series 2014-TWC, Class B, 3.65%, 02/13/32(a)(d)		9,430	9,437,646
Series 2014-TWC, Class E, 5.30%, 02/13/32(a)(d)		6,115	6,194,211
Series 2015-CR23, Class C, 4.39%, 05/10/48(d)		1,940	1,873,967
Series 2015-CR23, Class CMC, 3.81%, 05/10/48(a)(d)		580	577,539
Series 2015-CR23, Class CMD, 3.81%, 05/10/48(a)(d)		13,523	13,392,920
Series 2015-CR23, Class CME, 3.81%, 05/10/48(a)(d)		7,850	7,737,805
Series 2015-CR23, Class D, 4.39%, 05/10/48(d)		12,730	10,408,648
Series 2015-CR25, Class C, 4.70%, 08/10/48(d)		290	287,153
Series 2015-CR25, Class D, 3.95%, 08/10/48(d)		2,015	1,656,492
Series 2015-LC19, Class A4, 3.18%, 02/10/48		4,783	4,668,826
Series 2015-LC19, Class C, 4.40%, 02/10/48(d)		1,877	1,852,953
Series 2015-LC19, Class D, 2.87%, 02/10/48(a)		9,591	7,970,999
Series 2015-LC21, Class C, 4.45%, 07/10/48(d)		6,490	6,358,640
Series 2015-LC23, Class A4, 3.77%, 10/10/48		1,028	1,034,628
Series 2016-667M, Class D, 3.28%, 10/10/36(a)(d)		1,840	1,675,405
Series 2017-COR2, Class D, 3.00%, 09/10/50(a)		2,237	1,825,464
Series 2017-DLTA, Class E, 4.04%, 08/15/35(a)(d)		5,280	5,227,042
Series 2017-DLTA, Class F, 4.65%, 08/15/35(a)(d)		4,860	4,804,402
Core Industrial Trust(a)(d):
Series 2015-CALW, Class G, 3.98%, 02/10/34		29,865	28,337,510
Series 2015-TEXW, Class D, 3.98%, 02/10/34		4,140	4,135,377
Series 2015-TEXW, Class F, 3.98%, 02/10/34		16,810	16,170,906
Series 2015-WEST, Class E, 4.37%, 02/10/37		1,476	1,434,255

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2004-C4, Class F, 5.23%, 10/15/39(a)(d)	USD	1,792	$1,803,729
Series 2005-C2, Class AMFX, 4.88%, 04/15/37		594	590,092
Series 2005-C3, Class B, 4.88%, 07/15/37		669	668,082
Series 2005-C3, Class C, 4.95%, 07/15/37(d)		540	552,998
CSMC Trust(a):
Series 2016-MFF, Class A, 3.67%, 11/15/33(d)		1,435	1,441,937
Series 2017-CHOP, Class E, 5.37%, 07/15/32(d)		5,665	5,691,933
Series 2017-PFHP, Class A, 3.02%, 12/15/20(d)		2,310	2,311,098
Series 2017-TIME, Class A, 3.65%, 11/13/39		2,190	2,154,811
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.63%, 09/10/49(a)(d)		5,111	4,275,807
DBUBS Mortgage Trust(a):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		6,680	6,633,284
Series 2017-BRBK, Class E, 3.65%, 10/10/34(d)		11,280	10,390,039
Series 2017-BRBK, Class F, 3.65%, 10/10/34(c)(d)		2,300	2,068,487
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(a)(d)		3,210	3,193,196
GAHR Commercial Mortgage Trust(a)(d):
Series 2015-NRF, Class AFL1, 3.37%, 12/15/34		1,051	1,051,554
Series 2015-NRF, Class EFX, 3.49%, 12/15/34		9,604	9,493,818
Series 2015-NRF, Class FFX, 3.49%, 12/15/34		2,650	2,603,170
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28(a)(d)		31,742	31,015,651
GS Mortgage Securities Corp. II(a):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		7,340	8,120,497
Series 2013-KING, Class E, 3.55%, 12/10/27(d)		14,850	14,590,259
GS Mortgage Securities Corp. Trust(a):
Series 2016-RENT, Class C, 4.20%, 02/10/29(d)		1,450	1,457,736
Series 2017-500K, Class D, 3.37%, 07/15/32(d)		620	619,612
Series 2017-500K, Class E, 3.57%, 07/15/32(d)		1,270	1,269,601
Series 2017-500K, Class F, 3.87%, 07/15/32(d)		1,435	1,435,402
Series 2017-500K, Class G, 4.57%, 07/15/32(d)		2,323	2,323,728
Series 2017-GPTX, Class A, 2.86%, 05/10/34		6,110	5,990,185
Series 2018-CHLL, Class E, 4.42%, 02/15/37(d)		1,920	1,917,735
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(d)		370	367,556
Series 2014-GC22, Class D, 4.80%, 06/10/47(a)(d)		2,719	2,314,447

Security	Par (000)		Value
United States (continued)
GS Mortgage Securities Trust (continued)
Series 2015-GC32, Class D, 3.35%, 07/10/48	USD	1,887	$1,526,658
Series 2017-GS7, Class D, 3.00%, 08/10/50(a)		1,409	1,157,811
Series 2017-GS7, Class E, 3.00%, 08/10/50(a)		500	398,333
Hilton Orlando Trust, Series 2018-ORL, Class E, 4.72%, 12/15/34(a)(d)		6,670	6,686,671
IMT Trust(a):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		4,090	4,026,103
Series 2017-APTS, Class DFX, 3.61%, 06/15/34(d)		1,350	1,281,638
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(d)		2,090	1,912,765
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 2.77%, 01/15/33(a)(d)		1,670	1,667,363
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class A4, 3.80%, 09/15/47		1,600	1,623,871
Series 2015-C33, Class D1, 4.27%, 12/15/48(a)(d)		4,979	4,659,846
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.80%, 03/15/50(a)(d)		4,720	4,484,749
Series 2017-JP7, Class B, 4.05%, 09/15/50		840	835,080
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2002-CIB4, Class C, 6.45%, 05/12/34(a)(d)		67	66,666
Series 2003-PM1A, Class G, 6.33%, 08/12/40(a)(c)(d)		2,284	2,308,700
Series 2012-CBX, Class A4FL, 3.37%, 06/15/45(a)(d)		1,140	1,169,509
Series 2014-C20, Class A5, 3.80%, 07/15/47		5,340	5,407,174
Series 2014-CBM, Class E, 5.92%, 10/15/29(a)(d)		3,415	3,415,001
Series 2014-DSTY, Class A, 3.43%, 06/10/27(a)		4,945	4,937,829
Series 2014-FL4, Class C, 4.27%, 12/15/30(a)(d)		6,291	6,300,213
Series 2015-JP1, Class D, 4.40%, 01/15/49(d)		7,843	7,340,499
Series 2015-SGP, Class A, 3.77%, 07/15/36(a)(d)		1,953	1,959,838
Series 2015-UES, Class E, 3.74%, 09/05/32(a)(d)		17,360	17,113,766
Series 2016-NINE, Class A, 2.95%, 10/06/38(a)(d)		12,450	11,719,997
Series 2017-MAUI, Class D, 4.00%, 07/15/34(a)(d)		1,270	1,272,777
Series 2017-MAUI, Class E, 5.00%, 07/15/34(a)(d)		6,870	6,887,203
Series 2017-MAUI, Class F, 5.80%, 07/15/34(a)(d)		660	661,651
Series 2018-ASH8, Class E, 5.07%, 02/15/35(a)(d)		4,080	4,083,852
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class F, 6.43%, 06/15/38(d)		954	977,384
Series 2007-C6, Class AMFL, 6.11%, 07/15/40(a)		567	566,646
LCCM Mortgage Trust, Series 2014-909, Class E, 4.03%, 05/15/31(a)(d)		6,730	6,439,298

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Lehman Brothers Small Balance Commercial Mortgage Trust(a)(d):
Series 2006-2A, Class M2, 2.48%, 09/25/36	USD	1,800	$1,726,270
Series 2007-1A, Class 1A, 2.34%, 03/25/37		4,724	4,524,432
Lone Star Portfolio Trust(a)(d):
Series 2015-LSP, Class A1A2, 3.87%, 09/15/28		1,670	1,672,166
Series 2015-LSP, Class D, 6.07%, 09/15/28		2,995	3,012,566
MAD Mortgage Trust(a)(d):
Series 2017-330M, Class D, 4.11%, 08/15/34		2,925	2,883,780
Series 2017-330M, Class E, 4.17%, 08/15/34		8,020	7,634,639
Madison Avenue Trust, Series 2013-650M, Class D, 4.17%, 10/12/32(a)(d)		8,002	7,999,594
Merrill Lynch Mortgage Trust(d):
Series 2005-CIP1, Class D, 5.79%, 07/12/38		2,705	2,753,797
Series 2005-MKB2, Class F, 6.53%, 09/12/42(a)		3,650	3,782,957
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		3,610	3,673,056
Series 2015-C23, Class A4, 3.72%, 07/15/50		2,748	2,759,638
Series 2015-C23, Class D, 4.27%, 07/15/50(a)(d)		4,449	3,903,237
Series 2015-C25, Class C, 4.68%, 10/15/48(d)		720	720,585
Series 2015-C25, Class D, 3.07%, 10/15/48		3,045	2,511,995
Series 2015-C26, Class D, 3.06%, 10/15/48(a)		10,035	8,033,406
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		2,270	2,258,098
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(a)		2,200	2,130,267
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class AJ, 4.77%, 07/15/56		23	22,654
Series 2006-IQ11, Class C, 6.37%, 10/15/42(d)		4,210	4,361,048
Series 2014-150E, Class F, 4.44%, 09/09/32(a)(d)		6,850	6,570,554
Series 2014-CPT, Class E, 3.56%, 07/13/29(a)(d)		630	617,167
Series 2014-CPT, Class F, 3.56%, 07/13/29(a)(d)		18,182	17,736,228
Series 2014-CPT, Class G, 3.56%, 07/13/29(a)(d)		6,825	6,573,625
Series 2015-MS1, Class C, 4.16%, 05/15/48(d)		3,053	2,925,948
Series 2015-MS1, Class D, 4.16%, 05/15/48(a)(d)		830	705,146
Series 2017-CLS, Class F, 4.67%, 11/15/34(a)(d)		15,877	15,881,998
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		1,750	1,706,978
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		7,340	5,683,362
Morgan Stanley Capital I, Inc.:
Series 2017-HR2, Class D, 2.73%, 12/15/50		1,115	879,113
Series 2017-JWDR, Class D, 4.02%, 11/15/34(a)(d)		2,660	2,667,540

Security	Par (000)		Value
United States (continued)
Morgan Stanley Capital I, Inc. (continued)
Series 2017-JWDR, Class E, 5.12%, 11/15/34(a)(d)	USD	4,930	$4,953,292
Series 2018-H3, Class A5, 4.18%, 07/15/51		4,480	4,614,137
Series 2018-H3, Class C, 1.00%, 07/15/51(d)		3,800	3,834,379
Series 2018-H3, Class D, 3.00%, 07/15/51(a)		2,620	2,099,356
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 2.87%, 06/15/35(a)(d)		2,200	2,200,000
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39(a)(d)		10,070	9,236,198
RAIT Trust(a)(d):
Series 2017-FL7, Class A, 3.02%, 06/15/37		12,755	12,760,795
Series 2017-FL7, Class C, 4.57%, 06/15/37		1,440	1,439,995
RSO Repo SPE Trust, 3.82%, 09/15/20(c)(d)		26,556	26,555,758
USDC, Series 2018-USDC, Class F, 4.49%, 08/10/50(a)(d)		3,780	3,509,442
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class M1, 4.94%, 09/25/44(a)(c)(d)		4,721	4,720,512
Series 2015-1, Class AFL, 4.52%, 06/25/45(a)(d)		2,257	2,277,322
Series 2016-1, Class M4, 7.78%, 04/25/46(a)(c)(d)		970	1,124,157
Series 2016-2, Class AFL, 3.89%, 10/25/46(d)		2,927	2,965,944
Series 2016-2, Class M3, 5.50%, 10/25/46(d)		2,250	2,292,592
Series 2016-2, Class M4, 7.23%, 10/25/46(d)		1,110	1,153,352
Series 2017-2, Class M3, 4.24%, 11/25/47(a)(d)		1,998	1,956,853
Series 2017-2, Class M4, 5.00%, 11/25/47(a)(d)		1,198	1,170,806
Series 2018-1, Class M2, 4.26%, 04/25/48(a)		981	976,287
VNDO Mortgage Trust(a)(d):
Series 2013-PENN, Class D, 4.08%, 12/13/29		1,400	1,397,273
Series 2013-PENN, Class E, 4.08%, 12/13/29		4,115	4,024,932
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class C, 6.17%, 04/15/47(d)		2,503	2,536,317
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.67%, 04/16/35(a)(d)		8,491	7,868,579
Series 2014-LC18, Class A5, 3.41%, 12/15/47		1,488	1,471,663
Series 2015-C27, Class C, 3.89%, 02/15/48		5,879	5,471,932
Series 2015-C27, Class D, 3.77%, 02/15/48(a)		2,283	1,826,984
Series 2015-C31, Class A4, 3.70%, 11/15/48		4,320	4,324,043
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		1,610	1,619,966
Series 2015-NXS4, Class D, 3.75%, 12/15/48(d)		3,528	3,106,975
Series 2015-P2, Class D, 3.24%, 12/15/48(a)		1,687	1,304,455
Series 2016-C34, Class C, 5.20%, 06/15/49(d)		2,490	2,535,791
Series 2016-NXS5, Class D, 5.04%, 01/15/59(d)		1,000	960,004
Series 2017-C39, Class C, 4.12%, 09/15/50		1,570	1,492,362
Series 2017-C39, Class D, 4.50%, 09/15/50(a)(d)		1,130	1,040,270
Series 2017-HSDB, Class A, 2.90%, 12/13/31(a)(d)		3,928	3,926,564

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)			Value
United States (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2018-1745, Class A, 1.00%, 06/15/36(a)(d)	USD	2,490		$2,502,964
Series 2018-BXI, Class E, 4.23%, 12/15/36(a)(d)		2,330		2,319,743
Series 2018-C44, Class D, 3.00%, 05/15/51(a)		3,000		2,398,741
Series 2018-C45, Class C, 4.73%, 06/15/51		1,450		1,449,893
WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL, 3.02%, 03/15/44(a)(d)		330		331,010

				1,081,950,395

				1,181,028,167

Interest Only Collateralized Mortgage Obligations — 0.0%

United States — 0.0%(d)
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 1.49%, 07/25/47		34,586		1,307,786
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 4.10%, 09/25/35(a)		4,033		382,949
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.19%, 07/25/56(a)		8,663		836,311

				2,527,046

Interest Only Commercial Mortgage-Backed Securities — 0.2%

United States — 0.2%(d)
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.27%, 06/05/37(a)		25,000		371,000
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 1.01%, 09/15/48		17,895		864,620
Series 2017-BNK3, Class XB, 0.78%, 02/15/50(c)		61,000		2,818,200
Series 2017-BNK3, Class XD, 1.44%, 02/15/50(a)		12,290		1,109,787
BBCMS Trust(a):
Series 2015-SRCH, Class XA, 1.12%, 08/10/35		73,430		4,935,965
Series 2015-SRCH, Class XB, 0.30%, 08/10/35		42,790		705,179
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.54%, 04/10/29(a)		84,430		2,679,884
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.90%, 05/10/58		19,928		2,011,526
Series 2016-C4, Class XB, 0.89%, 05/10/58		18,700		908,072
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class XA, 1.07%, 09/15/50		18,914		1,254,954
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.23%, 03/10/46		28,095		889,097
Series 2015-CR23, Class XA, 1.11%, 05/10/48		—	(f)	—
Series 2015-CR25, Class XA, 1.08%, 08/10/48		79,459		3,893,147
Series 2017-COR2, Class XA, 1.33%, 09/10/50		20,907		1,792,844
Series 2018-COR3, Class XD, 1.75%, 05/10/51(a)		8,680		1,172,387

Security	Par (000)		Value
United States (continued)
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.90%, 02/10/34	USD	57,480	$1,390,269
Series 2015-WEST, Class XA, 1.08%, 02/10/37		39,860	2,174,171
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.22%, 11/15/50		32,800	555,530
CSMC OA LLC, Series 2014-USA, Class X2, 0.19%, 09/15/37(a)		598,765	3,622,528
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50		15,440	1,011,783
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.17%, 04/10/47		4,402	190,605
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 1.05%, 09/15/47		11,702	493,102
Series 2014-C26, Class XA, 1.26%, 01/15/48		7,885	342,957
Series 2015-C27, Class XD, 0.50%, 02/15/48(a)		31,775	854,430
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(a)		14,670	752,487
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)		37,589	1,854,266
Series 2016-JP4, Class XA, 0.94%, 12/15/49		9,888	413,710
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.39%, 03/10/50(a)		9,816	470,519
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XD, 1.34%, 12/15/47(a)		51,913	3,403,852
Series 2014-C19, Class XF, 1.34%, 12/15/47(a)		13,486	761,959
Series 2015-C20, Class XA, 1.52%, 02/15/48		11,258	702,222
Series 2015-C21, Class XB, 0.44%, 03/15/48(a)		15,696	313,312
Series 2015-C22, Class XA, 1.27%, 04/15/48		107,557	5,755,883
Series 2015-C26, Class XD, 1.50%, 10/15/48(a)		18,660	1,555,498
Series 2016-C29, Class XB, 1.12%, 05/15/49		29,800	1,962,238
Series 2016-C31, Class XA, 1.59%, 11/15/49		7,835	667,066
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.36%, 06/15/50(a)(c)		8,870	1,419,200
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class XA, 0.95%, 12/15/50		40,364	2,411,775
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(a)		99,000	3,091,770
One Market Plaza Trust(a):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32		152,049	761,766
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)		30,410	3
UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.77%, 06/15/50		18,374	1,914,293

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)			Value
United States (continued)
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.05%, 02/15/48	USD	65,463		$3,068,475
Series 2015-NXS1, Class XB, 0.49%, 05/15/48		13,786		426,786
Series 2016-BNK1, Class XB, 1.48%, 08/15/49		19,200		1,783,680
Series 2016-BNK1, Class XD, 1.41%, 08/15/49(a)		9,764		773,797
Series 2016-LC25, Class XA, 1.22%, 12/15/59		17,284		1,021,459
Series 2017-C41, Class XA, 1.39%, 11/15/50		45,476		3,965,847
Series 2018-C44, Class XA, 0.93%, 05/15/51		84,510		4,878,697

				80,172,597

Principal Only Collateralized Mortgage Obligations — 0.0%

United States — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(a)(l)		4,304		345,309

Total Non-Agency Mortgage-Backed Securities — 7.0% (Cost: $2,474,567,073)				2,487,935,906

Preferred Securities — 0.4%

Capital Trusts — 0.4%
Luxembourg — 0.0%
Novartex Holding Luxembourg SCA, 0.00%(c)	EUR	—	(f)	—

United Kingdom — 0.1%(d)(j)
Lloyds Banking Group plc:
6.41%(a)	USD	1,000		1,052,500
6.66%(a)		2,363		2,523,164
6.66%		437		466,620
Nationwide Building Society, 10.25%	GBP	10,829		21,688,062

				25,730,346
United States — 0.3%(j)
Andeavor Logistics LP, Series A, 6.87%(o)	USD	21,084		20,873,160
Bank of New York Mellon Corp. (The), Series F, 4.62%(o)		963		911,239
JPMorgan Chase & Co., Series X, 6.10%(o)		27,362		28,254,001
NBCUniversal Enterprise, Inc., 5.25%(a)		4,900		4,949,000
Wells Fargo & Co., Series S, 5.90%(o)		44,094		44,259,353

				99,246,753
Total Capital Trusts — 0.4% (Cost: $128,018,836)				124,977,099

		Shares

Preferred Stocks — 0.0%
Cayman Islands — 0.0%(a)(l)
ALM XIV Ltd., 0.00%		3,970,000		2,903,328
RR 3 Ltd., 0.00%(j)		1,816,000		1,328,072

				4,231,400
Luxembourg — 0.0%(c)(h)
Concrete Investment I SCA, 0.00%(l)		36,201		676,408
Concrete Investment II SCA (Preference), 0.00%		9,727		181,747

				858,155
United States — 0.0%(d)(j)
Federal Home Loan Mortgage Corp., Series Z, 7.88%		249,600		1,560,000

Security	Shares		Value
United States (continued)
Federal National Mortgage Association, Series S, 8.25%		249,600	$1,577,472

			3,137,472
Total Preferred Stocks — 0.0% (Cost: $10,858,163)			8,227,027

Total Preferred Securities — 0.4% (Cost: $138,876,999)			133,204,126

Rights — 0.0%

Italy — 0.0%
Intesa Sanpaolo SpA(g)		3,095,000	—

Total Rights — 0.0% (Cost: $—)			—

		Par (000)
U.S. Government Sponsored Agency Securities — 57.1%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp., Series K076, Class A2, 3.90%, 04/25/28	USD	6,682	6,915,328
Finnish Real Estate Management Federation Mortgage Trust:(o)
Series 2018-K732, Class B, 4.05%, 05/25/25(a)		4,990	4,878,130
Series 2017-K64, Class B, 4.12%, 03/25/27(a)		2,026	2,004,888
Series 2018-K73, Class B, 3.98%, 01/25/28(a)		5,206	5,029,501
Series 2018-K077, 4.16%, 05/25/28		2,060	2,038,803
Series 2018-K74, Class B, 4.23%, 02/25/51(a)		2,100	2,064,654

			22,931,304
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp. Variable Rate Notes:(o)
Series K718, Class X1, 0.76%, 01/25/22		27,379	526,882
Series K044, Class X1, 0.88%, 01/25/25		41,849	1,688,256
Series KW01, Class X1, 1.12%, 01/25/26		97,782	5,727,190
Series KIR1, Class X, 1.22%, 03/25/26		23,856	1,568,644
Series K064, Class X1, 0.74%, 03/25/27		71,264	3,224,604
Series K065, Class X1, 0.82%, 04/25/27		67,917	3,424,875
Series KW03, Class X1, 0.99%, 06/25/27		20,576	1,167,089
Federal National Mortgage Association ACES Variable Rate Notes:(o)
Series 2017-M12, Class X, 0.43%, 06/25/27		42,295	565,907
Series 2016-M4, Class X2, 2.68%, 01/25/39		22,056	2,281,652
Finnish Real Estate Management Federation Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/22(a)		428,676	1,220,954
Government National Mortgage Association:
Series 2014-40, Class AI, 1.00%, 02/16/39		26,946	511,439
Series 2014-52, Class AI, 0.83%, 08/16/41		23,456	527,290
Government National Mortgage Association Variable Rate Notes:(o)
Series 2013-145, Class SI(LIBOR USD 1 Month + 6.25%), 4.16%, 04/16/40		17,255	1,131,430
Series 2015-48, 0.68%, 02/16/50(c)		15,128	702,696

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)			Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes (continued)
Series 2009-80, 0.76%, 09/16/51	USD	5,054		$380,926
Series 2013-63, 0.79%, 09/16/51		57,958		3,035,613
Series 2012-120, 0.78%, 02/16/53		13,485		617,076
Series 2012-23, 0.59%, 06/16/53		9,683		245,407
Series 2013-191, 0.75%, 11/16/53		7,949		288,683
Series 2015-22, 0.73%, 03/16/55		28,715		1,556,251
Series 2015-173, 0.89%, 09/16/55		17,698		1,182,188
Series 2015-171, 0.89%, 11/16/55		29,715		1,871,537
Series 2016-97, 1.04%, 07/16/56		27,393		2,292,009
Series 2016-128, 0.94%, 09/16/56		38,077		2,941,586
Series 2015-37, 0.85%, 10/16/56		7,505		470,158
Series 2017-151, 0.71%, 09/16/57(c)		35,861		2,280,790
Series 2016-165, 0.97%, 12/16/57		18,721		1,511,368
Series 2016-96, 0.98%, 12/16/57		13,952		1,044,501
Series 2016-125, 1.06%, 12/16/57		27,834		2,214,848
Series 2016-26, 0.97%, 02/16/58		46,457		3,278,833
Series 2016-113, 1.19%, 02/16/58		24,098		2,211,140
Series 2016-119, 1.13%, 04/16/58		135,581		11,354,743
Series 2016-110, 1.04%, 05/16/58		18,763		1,505,050
Series 2016-158, 0.91%, 06/16/58		19,867		1,497,263
Series 2016-152, 0.98%, 08/15/58		53,554		4,147,956
Series 2016-87, 1.01%, 08/16/58		54,995		4,274,943
Series 2016-162, 1.00%, 09/16/58		32,764		2,681,279
Series 2017-86, 0.77%, 05/16/59		16,186		1,069,650
Series 2017-100, 0.81%, 05/16/59		26,705		1,807,796
Series 2018-85, 0.52%, 07/16/60		32,440		1,967,597

				81,998,099
Mortgage-Backed Securities — 56.8%
Federal Home Loan Mortgage Corp.:
2.50%, 06/01/27 - 07/01/32		255,959		249,769,481
3.50%, 11/01/29 - 12/01/44		159,472		160,003,958
4.00%, 11/01/41 - 04/01/48(u)		312,615		320,408,232
4.00%, 09/15/43(v)		603,130		614,752,798
4.50%, 09/01/44 - 01/01/48(u)		590,979		622,275,514
Federal National Mortgage Association:
3.50%, 10/25/27 - 04/25/44(v)		1,115,048		1,114,818,567
2.50%, 06/01/28 - 02/01/33		359,247		349,960,503
3.50%, 08/01/28 - 12/01/46		413,443		415,664,485
2.50%, 04/25/29(v)		403,159		391,821,161
3.00%, 06/01/33 - 01/01/48		1,377		1,370,070
3.00%, 07/25/33(v)		4,792,789		4,764,653,411
6.00%, 03/01/38		3		3,269
4.00%, 12/01/40 - 01/01/57		1,374,676		1,411,994,770
4.50%, 09/01/43 - 02/01/48		1,021,244		1,078,131,393
4.00%, 09/25/43(v)		5,629,484		5,739,269,071
5.04%, 09/01/44		30,158		31,825,523
Government National Mortgage Association:
4.00%, 02/20/47		—	(f)	1
3.50%, 07/15/48(v)		168,000		168,646,397
4.00%, 07/15/48(v)		2,738,340		2,806,584,635

				20,241,953,239
Total U.S. Government Sponsored Agency Securities — 57.1% (Cost: $20,401,217,122)				20,346,882,642

U.S. Treasury Obligations — 42.0%
U.S. Treasury Bonds:(n)
3.00%, 02/15/48		552,394		554,249,400
3.13%, 05/15/48		761,878		783,038,281
U.S. Treasury Inflation Linked Notes:(o)
0.13%, 04/15/20 - 04/15/22(q)		2,217,632		2,329,032,208
0.63%, 04/15/23		56,772		57,158,485
0.38%, 01/15/27		37,300		37,588,864

Security	Par (000)		Value
U.S. Treasury Obligations (continued)
U.S. Treasury Notes:
1.75%, 11/30/19(n)	USD	520,000	$514,759,378
2.25%, 02/29/20(n)(q)		1,828,725	1,821,224,375
2.38%, 04/30/20(n)		1,840,000	1,835,256,259
2.50%, 05/31/20(n)		2,892,190	2,890,834,286
2.75%, 05/31/23(n)		3,460,184	3,464,509,330
2.63%, 06/30/23		680,000	676,679,689

Total U.S. Treasury Obligations — 42.0% (Cost: $14,929,772,911)			14,964,330,555

		Shares
Warrants — 0.0%

Japan — 0.0%
Wessex Ltd. (Issued/exercisable 06/16/16, 1 share for 1 warrant, Expires 06/24/19, Strike Price JPY 1.00)(c)(g)		4,500,000	128,031

Total Warrants — 0.0%			128,031

Total Long-Term Investments — 163.6% (Cost: $58,651,988,492)			58,228,056,433

Short-Term Securities — 14.9%

		Par (000)
Borrowed Bond Agreements — 5.3%(w)
Amherst Pierpont Securities LLC, 1.95%, 07/03/18 (Purchased on 06/26/18 to be repurchased at USD 99,521,558, collateralized by U.S. Treasury Notes, 2.5%, due at 03/31/23, par and fair value of USD 100,000,000 and $99,000,000 respectively)	USD	99,500	99,500,000
Barclays Bank plc, 2.11%, 07/02/18 (Purchased on 06/28/18 to be repurchased at USD 498,183,391, collateralized by U.S. Treasury Notes, 2.5%, due at 03/31/23, par and fair value of USD 500,000,000 and $495,000,000 respectively)		498,125	498,125,000
Barclays Bank plc, (5.00)%, Open (Purchased on 06/12/18 to be repurchased at EUR 298,479, collateralized by Tereos Finance Groupe I SA, 4.13%, due at 06/16/23, par and fair value of EUR 300,000 and $329,355 respectively)(x)	EUR	299	349,388
Barclays Bank plc, (5.00)%, Open (Purchased on 06/11/18 to be repurchased at EUR 298,766, collateralized by Tereos Finance Groupe I SA, 4.13%, due at 06/16/23, par and fair value of EUR 300,000 and $329,355 respectively)(x)		300	349,773
Barclays Bank plc, (4.00)%, Open (Purchased on 06/06/18 to be repurchased at USD 814,572, collateralized by Hertz Corp. (The), 6.25%, due at 10/15/22, par and fair value of USD 900,000 and $801,000 respectively)(x)	USD	817	816,750
Barclays Bank plc, (3.80)%, Open (Purchased on 04/25/18 to be repurchased at EUR 399,922, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 400,000 and $469,456 respectively)(x)	EUR	403	470,305

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank plc, (3.75)%, Open (Purchased on 05/03/18 to be repurchased at EUR 1,829,616, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,823,000 and $2,139,544 respectively)(x)	EUR	1,841	$2,149,613
Barclays Bank plc, (3.75)%, Open (Purchased on 05/02/18 to be repurchased at EUR 799,643, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 800,000 and $938,911 respectively)(x)		805	939,500
Barclays Bank plc, (3.50)%, Open (Purchased on 04/12/18 to be repurchased at EUR 1,207,958, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,200,000 and $1,408,367 respectively)(x)		1,217	1,421,154
Barclays Bank plc, (2.75)%, Open (Purchased on 06/14/18 to be repurchased at EUR 107,137, collateralized by Hapag-Lloyd AG, 6.75%, due at 02/01/22, par and fair value of EUR 100,000 and $117,346 respectively)(x)		107	125,268
Barclays Bank plc, (2.70)%, Open (Purchased on 04/26/18 to be repurchased at EUR 891,710, collateralized by Tereos Finance Groupe I SA, 4.13%, due at 06/16/23, par and fair value of EUR 900,000 and $988,063 respectively)(x)		895	1,045,113
Barclays Bank plc, (2.60)%, Open (Purchased on 05/29/18 to be repurchased at EUR 1,173,807, collateralized by Sunshine Mid BV, 6.5%, due at 05/15/26, par and fair value of EUR 1,210,000 and $1,338,288 respectively)(x)		1,176	1,373,847
Barclays Bank plc, (2.50)%, Open (Purchased on 04/30/18 to be repurchased at EUR 1,659,917, collateralized by Hapag-Lloyd AG, 6.75%, due at 02/01/22, par and fair value of EUR 1,550,000 and $1,818,869 respectively)(x)		1,667	1,946,426
Barclays Bank plc, (2.25)%, Open (Purchased on 05/04/18 to be repurchased at EUR 1,685,461, collateralized by Mobilux Finance SAS, 5.5%, due at 11/15/24, par and fair value of EUR 1,600,000 and $1,797,906 respectively)(x)		1,691	1,974,947
Barclays Bank plc, (2.00)%, Open (Purchased on 06/12/18 to be repurchased at EUR 716,769, collateralized by Nexi Capital SpA, 4.13%, due at 11/01/23, par and fair value of EUR 727,000 and $832,011 respectively)(x)		717	837,834
Barclays Bank plc, (1.85)%, Open (Purchased on 06/19/18 to be repurchased at EUR 890,667, collateralized by Sigma Holdco BV, 5.75%, due at 05/15/26, par and fair value of EUR 930,000 and $1,016,069 respectively)(x)		891	1,040,655
Barclays Bank plc, (1.75)%, Open (Purchased on 06/08/18 to be repurchased at EUR 305,799, collateralized by CMA CGM SA, 6.5%, due at 07/15/22, par and fair value of EUR 300,000 and $324,962 respectively)(x)		306	357,459
Barclays Bank plc, (1.75)%, Open (Purchased on 05/17/18 to be repurchased at EUR 1,834,359, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 1,900,000 and $2,147,028 respectively)(x)		1,838	2,146,756

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.65)%, Open (Purchased on 06/08/18 to be repurchased at EUR 595,795, collateralized by Naviera Armas SA, 4.25%, due at 11/15/24, par and fair value of EUR 600,000 and $687,654 respectively)(x)	EUR	596	$696,376
Barclays Bank plc, (1.60)%, Open (Purchased on 05/08/18 to be repurchased at EUR 602,120, collateralized by Coty, Inc., 4.75%, due at 04/15/26, par and fair value of EUR 600,000 and $688,208 respectively)(x)		604	704,785
Barclays Bank plc, (1.60)%, Open (Purchased on 05/08/18 to be repurchased at EUR 923,297, collateralized by Coty, Inc., 4.75%, due at 04/15/26, par and fair value of EUR 920,000 and $1,055,252 respectively)(x)		925	1,080,723
Barclays Bank plc, (1.50)%, Open (Purchased on 06/07/18 to be repurchased at EUR 1,398,857, collateralized by ProGroup AG, 3%, due at 03/31/26, par and fair value of EUR 1,400,000 and $1,587,916 respectively)(x)		1,400	1,634,947
Barclays Bank plc, (1.50)%, Open (Purchased on 05/18/18 to be repurchased at EUR 397,933, collateralized by ProGroup AG, 3%, due at 03/31/26, par and fair value of EUR 400,000 and $453,690 respectively)(x)		399	465,482
Barclays Bank plc, (1.50)%, Open (Purchased on 04/30/18 to be repurchased at EUR 1,601,914, collateralized by CMA CGM SA, 6.5%, due at 07/15/22, par and fair value of EUR 1,550,000 and $1,678,967 respectively)(x)		1,606	1,875,326
Barclays Bank plc, (1.50)%, Open (Purchased on 04/26/18 to be repurchased at EUR 1,204,840, collateralized by Hema Bondco I BV, (99.0)%, due at 07/15/22, par and fair value of EUR 1,200,000 and $1,342,052 respectively)(x)		1,208	1,410,833
Barclays Bank plc, (1.30)%, Open (Purchased on 05/18/18 to be repurchased at EUR 1,302,107, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 1,300,000 and $1,496,324 respectively)(x)		1,304	1,522,800
Barclays Bank plc, (1.25)%, Open (Purchased on 06/19/18 to be repurchased at EUR 575,234, collateralized by Levi Strauss & Co., 3.38%, due at 03/15/27, par and fair value of EUR 560,000 and $653,968 respectively)(x)		575	671,991
Barclays Bank plc, (1.15)%, Open (Purchased on 06/11/18 to be repurchased at EUR 735,787, collateralized by Daimler AG, 1.38%, due at 05/11/28, par and fair value of EUR 750,000 and $851,482 respectively)(x)		736	859,774
Barclays Bank plc, (1.10)%, Open (Purchased on 06/11/18 to be repurchased at EUR 2,071,357, collateralized by Magna International, Inc., 1.5%, due at 09/25/27, par and fair value of EUR 2,050,000 and $2,409,776 respectively)(x)		2,073	2,420,336
Barclays Bank plc, (1.05)%, Open (Purchased on 06/11/18 to be repurchased at EUR 2,000,502, collateralized by BMW Finance NV, 1.13%, due at 01/10/28, par and fair value of EUR 2,050,000 and $2,317,880 respectively)(x)		2,002	2,337,482

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.00)%, Open (Purchased on 06/13/18 to be repurchased at EUR 705,105, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 720,000 and $830,108 respectively)(x)	EUR	705	$823,811
Barclays Bank plc, (1.00)%, Open (Purchased on 06/14/18 to be repurchased at EUR 1,597,678, collateralized by Grupo-Antolin Irausa SA, 3.25%, due at 04/30/24, par and fair value of EUR 1,600,000 and $1,802,971 respectively)(x)		1,598	1,866,597
Barclays Bank plc, (1.00)%, Open (Purchased on 06/07/18 to be repurchased at EUR 665,127, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 680,000 and $783,990 respectively)(x)		665	777,167
Barclays Bank plc, (1.00)%, Open (Purchased on 06/06/18 to be repurchased at EUR 535,364, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 545,000 and $628,345 respectively)(x)		536	625,598
Barclays Bank plc, (0.95)%, Open (Purchased on 06/05/18 to be repurchased at EUR 600,485, collateralized by ProGroup AG, 3%, due at 03/31/26, par and fair value of EUR 600,000 and $680,537 respectively)(x)		601	701,691
Barclays Bank plc, (0.95)%, Open (Purchased on 06/05/18 to be repurchased at EUR 2,451,363, collateralized by Autostrade per l’Italia SpA, 1.88%, due at 09/26/29, par and fair value of EUR 2,550,000 and $2,811,063 respectively)(x)		2,453	2,864,516
Barclays Bank plc, (0.90)%, Open (Purchased on 05/16/18 to be repurchased at EUR 1,184,878, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 1,200,000 and $1,336,827 respectively)(x)		1,186	1,385,224
Barclays Bank plc, (0.90)%, Open (Purchased on 06/19/18 to be repurchased at EUR 144,418, collateralized by Sigma Holdco BV, 5.75%, due at 05/15/26, par and fair value of EUR 150,000 and $163,882 respectively)(x)		144	168,697
Barclays Bank plc, (0.90)%, Open (Purchased on 05/15/18 to be repurchased at EUR 1,383,400, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 1,400,000 and $1,559,632 respectively)(x)		1,385	1,617,354
Barclays Bank plc, (0.25)%, Open (Purchased on 05/24/18 to be repurchased at USD 1,752,675, collateralized by Bank of Communications Co. Ltd., 5.00%, due at 12/31/49, par and fair value of USD 1,700,000 and $1,685,125 respectively)(x)	USD	1,753	1,753,125
Barclays Bank plc, 0.42%, Open (Purchased on 01/31/18 to be repurchased at GBP 2,739,207, collateralized by U.K. Treasury Bonds, 3.5%, due at 07/22/68, par and fair value of GBP 1,710,000 and $3,752,399 respectively)(r)(x)	GBP	2,734	3,608,753

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank plc, 1.50%, Open (Purchased on 03/23/18 to be repurchased at USD 5,558,922, collateralized by Deutsche Bank AG, 6.25%, due at 04/30/20, par and fair value of USD 5,400,000 and $4,781,398 respectively)(r)(x)	USD	5,542	$5,541,750
Barclays Capital, Inc., (2.00)%, Open (Purchased on 05/23/18 to be repurchased at USD 9,891,449, collateralized by Transocean, Inc., 5.80%, due at 10/15/22, par and fair value of USD 9,900,000 and $9,825,750 respectively)(x)		9,912	9,912,375
Barclays Capital, Inc., (1.00)%, Open (Purchased on 05/24/18 to be repurchased at USD 2,009,383, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 1,960,000 and $1,969,800 respectively)(x)		2,011	2,011,450
Barclays Capital, Inc., 1.20%, Open (Purchased on 05/30/18 to be repurchased at USD 1,687,985, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.8%, due at 07/21/23, par and fair value of USD 1,950,000 and $1,684,313 respectively)(x)		1,687	1,686,750
Barclays Capital, Inc., 1.60%, Open (Purchased on 05/24/18 to be repurchased at USD 6,709,133, collateralized by Allergan Funding SCS, 3.8%, due at 03/15/25, par and fair value of USD 6,890,000 and $6,690,502 respectively)(x)		6,701	6,700,525
Barclays Capital, Inc., 1.60%, Open (Purchased on 06/12/18 to be repurchased at USD 4,793,060, collateralized by Pacific Gas & Electric Co., 4%, due at 12/01/46, par and fair value of USD 5,451,000 and $4,697,672 respectively)(x)		4,790	4,790,066
Barclays Capital, Inc., 1.60%, Open (Purchased on 05/24/18 to be repurchased at USD 6,401,714, collateralized by Vine Oil & Gas LP, 8.75%, due at 04/15/23, par and fair value of USD 6,730,000 and $6,225,250 respectively)(x)		6,394	6,393,500
Barclays Capital, Inc., 1.60%, Open (Purchased on 05/24/18 to be repurchased at USD 4,820,435, collateralized by Level 3 Financing, Inc., 5.38%, due at 05/01/25, par and fair value of USD 4,900,000 and $4,716,250 respectively)(x)		4,814	4,814,250
BNP Paribas SA, 2.08%, 07/02/18 (Purchased on 06/29/18 to be repurchased at USD 226,151,130, collateralized by U.S. Treasury Notes, 2.75%, due at 04/30/23, par and fair value of USD 225,000,000 and $225,219,726 respectively)		226,125	226,125,000
BNP Paribas SA, (8.00)%, Open (Purchased on 06/07/18 to be repurchased at EUR 1,636,375, collateralized by Rallye SA, 5%, due at 10/15/18, par and fair value of EUR 1,600,000 and $1,840,453 respectively)(x)	EUR	1,644	1,919,490
BNP Paribas SA, (4.00)%, Open (Purchased on 05/02/18 to be repurchased at EUR 1,755,605, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,750,000 and $2,053,868 respectively)(x)		1,767	2,063,493
BNP Paribas SA, (2.10)%, Open (Purchased on 06/06/18 to be repurchased at EUR 596,119, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 600,000 and $708,043 respectively)(x)		597	697,083

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
BNP Paribas SA, (1.60)%, Open (Purchased on 06/11/18 to be repurchased at EUR 794,004, collateralized by Naviera Armas SA, 4.25%, due at 11/15/24, par and fair value of EUR 800,000 and $916,872 respectively)(x)	EUR	795	$927,981
BNP Paribas SA, (1.60)%, Open (Purchased on 06/07/18 to be repurchased at EUR 306,927, collateralized by CMA CGM SA, 6.5%, due at 07/15/22, par and fair value of EUR 300,000 and $324,961 respectively)(x)		307	358,748
BNP Paribas SA, (0.70)%, Open (Purchased on 06/05/18 to be repurchased at EUR 7,786,465, collateralized by Kingdom of Spain, 1.4%, due at 04/30/28, par and fair value of EUR 7,770,000 and $9,132,223 respectively)(x)		7,789	9,096,491
BNP Paribas SA, (0.65)%, Open (Purchased on 11/29/17 to be repurchased at USD 8,430,301, collateralized by Republic of Portugal, 2.88%, due at 07/21/26, par and fair value of EUR 8,260,000 and $10,673,639 respectively)(x)		9,082	10,606,059
BNP Paribas SA, (0.65)%, Open (Purchased on 02/10/17 to be repurchased at EUR 14,756,340, collateralized by Republic of Portugal, 2.88%, due at 07/21/26, par and fair value of EUR 15,725,000 and $20,319,972 respectively)(x)		14,756	17,232,454
BNP Paribas SA, 0.35%, Open (Purchased on 11/11/16 to be repurchased at GBP 1,958,550, collateralized by U.K. Treasury Inflation Linked Bonds, 0.14%, due at 03/22/46, par and fair value of GBP 1,288,037 and $2,689,398 respectively)(x)	GBP	1,959	2,584,796
BNP Paribas SA, 0.35%, Open (Purchased on 11/04/16 to be repurchased at GBP 23,419,379, collateralized by U.K. Treasury Inflation Linked Bonds, 0.14%, due at 03/22/46, par and fair value of GBP 14,854,208 and $31,015,314 respectively)(x)		23,365	30,836,253
Citigroup Global Markets, Inc., 1.25%, Open (Purchased on 04/23/18 to be repurchased at USD 902,523, collateralized by Everi Payments, Inc., 7.5%, due at 12/15/25, par and fair value of USD 861,000 and $863,153 respectively)(x)	USD	901	900,821
Citigroup Global Markets, Inc., 1.30%, Open (Purchased on 06/06/18 to be repurchased at USD 1,705,255, collateralized by Hertz Corp. (The), 7.63%, due at 06/01/22, par and fair value of USD 1,750,000 and $1,680,000 respectively)(x)		1,704	1,704,063
Citigroup Global Markets, Inc., 1.45%, Open (Purchased on 05/30/18 to be repurchased at USD 8,814,530, collateralized by Netflix, Inc., 4.38%, due at 11/15/26, par and fair value of USD 9,405,000 and $8,791,794 respectively)(x)		8,805	8,805,431
Citigroup Global Markets, Inc., 1.50%, Open (Purchased on 05/24/18 to be repurchased at USD 4,249,202, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.8%, due at 07/21/23, par and fair value of USD 4,850,000 and $4,189,187 respectively)(x)		4,244	4,243,750

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 05/23/18 to be repurchased at USD 9,529,936, collateralized by Hanesbrands, Inc., 4.88%, due at 05/15/26, par and fair value of USD 9,900,000 and $9,553,500 respectively)(x)	USD	9,516	$9,516,375
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 05/23/18 to be repurchased at USD 7,961,329, collateralized by Ford Motor Credit Co. LLC, 4.39%, due at 01/08/26, par and fair value of USD 8,000,000 and $7,860,465 respectively)(x)		7,950	7,950,000
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 05/24/18 to be repurchased at USD 484,271, collateralized by PetSmart, Inc., 7.13%, due at 03/15/23, par and fair value of USD 960,000 and $644,448 respectively)(x)		484	483,600
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 05/30/18 to be repurchased at USD 3,801,477, collateralized by Seagate HDD Cayman, 4.75%, due at 01/01/25, par and fair value of USD 3,850,000 and $3,692,356 respectively)(x)		3,797	3,797,063
Credit Suisse AG NY Branch, 2.10%, 07/02/18 (Purchased on 06/29/18 to be repurchased at USD 39,954,661, collateralized by U.S. Treasury Notes, 2.38%, due at 04/15/21, par and fair value of USD 40,000,000 and $39,743,750 respectively)		39,950	39,950,000
Credit Suisse Securities USA LLC, 1.30%, Open (Purchased on 05/24/18 to be repurchased at USD 1,886,705, collateralized by Level 3 Financing, Inc., 5.25%, due at 03/15/26, par and fair value of USD 1,950,000 and $1,854,645 respectively)(x)		1,884	1,884,188
Deutsche Bank AG, (0.40)%, 09/18/18 (Purchased on 06/14/18 to be repurchased at JPY 2,960,396,647, collateralized by Japan Government Twenty Year Bond, 0.6%, due at 09/20/37, par and fair value of JPY 2,900,000,000 and $26,782,207 respectively)	JPY	2,960,900	26,743,440
Deutsche Bank AG, 0.37%, Open (Purchased on 06/09/17 to be repurchased at GBP 5,481,075, collateralized by U.K. Treasury Inflation Linked Bonds, 0.14%, due at 03/22/46, par and fair value of GBP 3,483,235 and $7,272,931 respectively)(x)	GBP	5,481	7,233,648
Deutsche Bank Securities, Inc., 2.10%, 07/02/18 (Purchased on 06/29/18 to be repurchased at USD 198,276,880, collateralized by U.S. Treasury Notes, 2.5%, due at 03/31/23, par and fair value of USD 199,000,000 and $197,010,000 respectively)	USD	198,254	198,253,750
JP Morgan Securities LLC, 1.80%, 07/03/18 (Purchased on 06/26/18 to be repurchased at USD 348,319,650, collateralized by U.S. Treasury Notes, 2.5%, due at 03/31/23, par and fair value of USD 350,000,000 and $346,500,000 respectively)		348,250	348,250,000

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (3.00)%, Open (Purchased on 06/22/18 to be repurchased at EUR 583,588, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 600,000 and $678,009 respectively)(x)	EUR	584	$681,855
JP Morgan Securities plc, (2.70)%, Open (Purchased on 04/16/18 to be repurchased at EUR 2,219,981, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,175,000 and $2,552,665 respectively)(x)		2,232	2,606,963
JP Morgan Securities plc, (2.70)%, Open (Purchased on 04/20/18 to be repurchased at EUR 304,155, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 300,000 and $352,092 respectively)(x)		306	357,040
JP Morgan Securities plc, (2.60)%, Open (Purchased on 04/18/18 to be repurchased at EUR 2,157,017, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,100,000 and $2,464,642 respectively)(x)		2,168	2,532,132
JP Morgan Securities plc, (2.20)%, Open (Purchased on 06/18/18 to be repurchased at EUR 314,872, collateralized by Sunshine Mid BV, 6.5%, due at 05/15/26, par and fair value of EUR 320,000 and $353,927 respectively)(x)		315	367,955
JP Morgan Securities plc, (2.00)%, Open (Purchased on 06/19/18 to be repurchased at EUR 437,447, collateralized by Sigma Holdco BV, 5.75%, due at 05/15/26, par and fair value of EUR 450,000 and $491,646 respectively)(x)		438	511,163
JP Morgan Securities plc, (1.85)%, Open (Purchased on 06/26/18 to be repurchased at EUR 297,915, collateralized by Nexi Capital SpA, 4.13%, due at 11/01/23, par and fair value of EUR 300,000 and $343,333 respectively)(x)		298	347,959
JP Morgan Securities plc, (1.65)%, Open (Purchased on 02/23/18 to be repurchased at EUR 876,482, collateralized by Vallourec SA, 6.63%, due at 10/15/22, par and fair value of EUR 820,000 and $970,527 respectively)(x)		881	1,029,406
JP Morgan Securities plc, (1.65)%, Open (Purchased on 06/25/18 to be repurchased at EUR 298,840, collateralized by Mobilux Finance SAS, 5.5%, due at 11/15/24, par and fair value of EUR 300,000 and $337,107 respectively)(x)		299	349,050
JP Morgan Securities plc, (1.65)%, Open (Purchased on 05/29/18 to be repurchased at EUR 344,182, collateralized by Sunshine Mid BV, 6.5%, due at 05/15/26, par and fair value of EUR 350,000 and $387,109 respectively)(x)		345	402,507
JP Morgan Securities plc, (1.60)%, Open (Purchased on 05/25/18 to be repurchased at EUR 904,659, collateralized by Naviera Armas SA, 4.25%, due at 11/15/24, par and fair value of EUR 900,000 and $1,031,482 respectively)(x)		906	1,058,012

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (1.60)%, Open (Purchased on 06/06/18 to be repurchased at EUR 599,247, collateralized by ProGroup AG, 3%, due at 03/31/26, par and fair value of EUR 600,000 and $680,535 respectively)(x)	EUR	600	$700,516
JP Morgan Securities plc, (1.60)%, Open (Purchased on 05/18/18 to be repurchased at EUR 1,802,610, collateralized by ProGroup AG, 3%, due at 03/31/26, par and fair value of EUR 1,800,000 and $2,041,606 respectively)(x)		1,806	2,108,837
JP Morgan Securities plc, (1.50)%, Open (Purchased on 06/05/18 to be repurchased at EUR 1,508,612, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 1,500,000 and $1,770,107 respectively)(x)		1,510	1,763,521
JP Morgan Securities plc, (1.50)%, Open (Purchased on 06/06/18 to be repurchased at EUR 601,317, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 600,000 and $708,043 respectively)(x)		602	702,892
JP Morgan Securities plc, (1.50)%, Open (Purchased on 05/18/18 to be repurchased at EUR 500,781, collateralized by ProGroup AG, 3%, due at 03/31/26, par and fair value of EUR 500,000 and $567,113 respectively)(x)		502	585,788
JP Morgan Securities plc, (1.40)%, Open (Purchased on 04/25/18 to be repurchased at EUR 924,880, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 900,000 and $1,062,064 respectively)(x)		927	1,082,812
JP Morgan Securities plc, (1.35)%, Open (Purchased on 05/10/18 to be repurchased at EUR 924,925, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 900,000 and $1,062,064 respectively)(x)		927	1,082,075
JP Morgan Securities plc, (1.35)%, Open (Purchased on 12/18/17 to be repurchased at USD 167,930, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of USD 164,000 and $192,476 respectively)(x)	USD	168	196,108
JP Morgan Securities plc, (1.35)%, Open (Purchased on 05/18/18 to be repurchased at EUR 2,034,173, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 2,100,000 and $2,373,031 respectively)(x)	EUR	2,037	2,379,166
JP Morgan Securities plc, (1.25)%, Open (Purchased on 06/08/18 to be repurchased at EUR 1,614,064, collateralized by Daimler International Finance BV, 1%, due at 11/11/25, par and fair value of EUR 1,630,000 and $1,863,403 respectively)(x)		1,615	1,886,148
JP Morgan Securities plc, (1.20)%, Open (Purchased on 06/14/18 to be repurchased at EUR 979,586, collateralized by CMA CGM SA, 6.5%, due at 07/15/22, par and fair value of EUR 950,000 and $1,029,044 respectively)(x)		980	1,144,571

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (1.15)%, Open (Purchased on 06/06/18 to be repurchased at EUR 318,338, collateralized by AP Moller — Maersk A/S, 1.75%, due at 03/16/26, par and fair value of EUR 320,000 and $366,694 respectively)(x)	EUR	319	$372,028
JP Morgan Securities plc, (1.15)%, Open (Purchased on 06/07/18 to be repurchased at EUR 1,713,907, collateralized by AP Moller — Maersk A/S, 1.75%, due at 03/16/26, par and fair value of EUR 1,730,000 and $1,982,440 respectively)(x)		1,715	2,002,781
JP Morgan Securities plc, (1.10)%, Open (Purchased on 03/28/18 to be repurchased at EUR 3,121,895, collateralized by Carlsberg Breweries A/S, 2.5%, due at 05/28/24, par and fair value of EUR 2,800,000 and $3,562,621 respectively)(x)		3,130	3,655,690
JP Morgan Securities plc, (1.05)%, Open (Purchased on 06/11/18 to be repurchased at EUR 1,589,649, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 1,600,000 and $1,782,437 respectively)(x)		1,590	1,857,368
JP Morgan Securities plc, (1.05)%, Open (Purchased on 06/28/18 to be repurchased at EUR 96,419, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 100,000 and $111,402 respectively)(x)		96	112,605
JP Morgan Securities plc, (1.05)%, Open (Purchased on 06/26/18 to be repurchased at EUR 292,561, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 300,000 and $334,207 respectively)(x)		293	341,692
JP Morgan Securities plc, (1.00)%, Open (Purchased on 02/22/18 to be repurchased at EUR 1,501,247, collateralized by Vallourec SA, 6.63%, due at 10/15/22, par and fair value of EUR 1,400,000 and $1,656,998 respectively)(r)(x)		1,506	1,759,265
JP Morgan Securities plc, (1.00)%, Open (Purchased on 06/11/18 to be repurchased at EUR 1,282,820, collateralized by Daimler AG, 1.38%, due at 05/11/28, par and fair value of EUR 1,300,000 and $1,475,902 respectively)(x)		1,283	1,498,868
JP Morgan Securities plc, (1.00)%, Open (Purchased on 06/20/18 to be repurchased at EUR 621,667, collateralized by Levi Strauss & Co., 3.38%, due at 03/15/27, par and fair value of EUR 600,000 and $700,680 respectively)(x)		622	726,185
JP Morgan Securities plc, (0.95)%, Open (Purchased on 06/06/18 to be repurchased at EUR 2,005,198, collateralized by Levi Strauss & Co., 3.38%, due at 03/15/27, par and fair value of EUR 1,950,000 and $2,277,210 respectively)(x)		2,006	2,343,092

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/07/18 to be repurchased at EUR 873,649, collateralized by Koninklijke Philips NV, 1.38%, due at 05/02/28, par and fair value of EUR 883,000 and $1,027,249 respectively)(x)	EUR	874	$1,020,729
JP Morgan Securities plc, (0.85)%, Open (Purchased on 05/21/18 to be repurchased at EUR 1,413,336, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 1,400,000 and $1,611,427 respectively)(x)		1,415	1,652,054
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/06/18 to be repurchased at EUR 1,158,276, collateralized by Koninklijke Philips NV, 1.38%, due at 05/02/28, par and fair value of EUR 1,167,000 and $1,357,644 respectively)(x)		1,159	1,353,370
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/08/18 to be repurchased at EUR 1,578,643, collateralized by Telefonica Emisiones SAU, 1.72%, due at 01/12/28, par and fair value of EUR 1,600,000 and $1,815,060 respectively)(x)		1,579	1,844,367
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/26/18 to be repurchased at EUR 1,998,138, collateralized by AIB Group plc, 1.5%, due at 03/29/23, par and fair value of EUR 2,000,000 and $2,316,553 respectively)(x)		1,998	2,333,591
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/06/18 to be repurchased at EUR 2,033,347, collateralized by Rolls-Royce plc, 1.63%, due at 05/09/28, par and fair value of EUR 2,050,000 and $2,386,037 respectively)(x)		2,034	2,375,833
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/24/18 to be repurchased at EUR 1,179,163, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 1,200,000 and $1,385,572 respectively)(x)		1,180	1,378,068
JP Morgan Securities plc, (0.80)%, Open (Purchased on 06/07/18 to be repurchased at EUR 1,154,411, collateralized by Volkswagen International Finance NV, 3.88%, due at 06/14/27, par and fair value of EUR 1,100,000 and $1,229,985 respectively)(x)		1,155	1,348,721
JP Morgan Securities plc, (0.80)%, Open (Purchased on 06/26/18 to be repurchased at EUR 1,611,287, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 1,600,000 and $1,847,430 respectively)(x)		1,611	1,881,786
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/30/18 to be repurchased at EUR 1,446,738, collateralized by AXA SA, 3.25%, due at 05/28/49, par and fair value of EUR 1,500,000 and $1,680,585 respectively)(x)		1,447	1,689,613

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/30/18 to be repurchased at EUR 1,637,827, collateralized by NN Group NV, 4.62%, due at 01/13/48, par and fair value of EUR 1,500,000 and $1,837,764 respectively)(x)	EUR	1,639	$1,913,930
JP Morgan Securities plc, (0.80)%, Open (Purchased on 06/05/18 to be repurchased at EUR 617,723, collateralized by Levi Strauss & Co., 3.38%, due at 03/15/27, par and fair value of EUR 600,000 and $700,680 respectively)(x)		618	721,762
JP Morgan Securities plc, (0.80)%, Open (Purchased on 06/05/18 to be repurchased at EUR 2,564,392, collateralized by Heineken NV, 1.5%, due at 10/03/29, par and fair value of EUR 2,550,000 and $2,960,597 respectively)(x)		2,566	2,996,295
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/17/18 to be repurchased at EUR 1,530,149, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 1,560,000 and $1,801,244 respectively)(x)		1,532	1,788,538
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/30/18 to be repurchased at EUR 1,448,528, collateralized by Volkswagen International Finance NV, 3.50%, due at 03/20/30, par and fair value of EUR 1,500,000 and $1,578,720 respectively)(x)		1,449	1,691,704
JP Morgan Securities plc, (0.80)%, Open (Purchased on 06/06/18 to be repurchased at EUR 1,503,229, collateralized by BAT International Finance plc, 2.25%, due at 01/16/30, par and fair value of EUR 1,500,000 and $1,743,947 respectively)(x)		1,504	1,756,368
JP Morgan Securities plc, (0.60)%, Open (Purchased on 06/04/18 to be repurchased at EUR 2,434,734, collateralized by Republic of Italy, 0.95%, due at 03/01/23, par and fair value of EUR 2,500,000 and $2,818,100 respectively)(x)		2,436	2,844,514
JP Morgan Securities plc, 1.40%, Open (Purchased on 06/14/18 to be repurchased at USD 1,794,469, collateralized by Industrial & Commercial Bank of China Ltd., (99.0)%, due at 12/31/49, par and fair value of USD 1,700,000 and $1,740,341 respectively)(x)	USD	1,793	1,793,353
Nomura International plc, 1.40%, Open (Purchased on 06/06/18 to be repurchased at USD 4,381,273, collateralized by Eskom Holdings SOC Ltd., 5.75%, due at 01/26/21, par and fair value of USD 4,350,000 and $4,197,541 respectively)(x)		4,377	4,377,188
Nomura Securities International, Inc., 1.60%, Open (Purchased on 06/29/18 to be repurchased at USD 2,453,125, collateralized by Eskom Holdings SOC Ltd., 6.75%, due at 08/06/23, par and fair value of USD 2,500,000 and $2,387,500 respectively)(x)		2,453	2,453,125

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
Nomura Securities International, Inc., 1.50%, Open (Purchased on 05/10/18 to be repurchased at USD 20,710,244, collateralized by Comcast Corp., 3.55%, due at 05/01/28, par and fair value of USD 21,700,000 and $20,723,909 respectively)(x)	USD	20,669	$20,669,250
Nomura Securities International, Inc., 1.60%, Open (Purchased on 06/26/18 to be repurchased at USD 892,284, collateralized by Eskom Holdings SOC Ltd., 6.75%, due at 08/06/23, par and fair value of USD 900,000 and $859,500 respectively)(x)		892	892,125
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/29/18 to be repurchased at USD 11,435,600, collateralized by Cardinal Health, Inc., 3.41%, due at 06/15/27, par and fair value of USD 12,430,000 and $11,422,096 respectively)(x)		11,436	11,435,600
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/29/18 to be repurchased at USD 10,952,000, collateralized by AmerisourceBergen Corp., 3.45%, due at 12/15/27, par and fair value of USD 11,840,000 and $10,907,649 respectively)(x)		10,952	10,952,000
RBC Capital Markets, LLC, 0.45%, Open (Purchased on 05/29/18 to be repurchased at USD 3,635,929, collateralized by Weatherford International Ltd., 7.75%, due at 06/15/21, par and fair value of USD 3,445,000 and $3,544,044 respectively)(x)		3,634	3,634,475
RBC Capital Markets, LLC, 1.10%, Open (Purchased on 04/13/18 to be repurchased at USD 7,178,458, collateralized by Southwestern Energy Co., 7.75%, due at 10/01/27, par and fair value of USD 6,890,000 and $7,148,375 respectively)(x)		7,166	7,165,600
RBC Capital Markets, LLC, 1.30%, Open (Purchased on 02/28/18 to be repurchased at USD 3,254,509, collateralized by Netflix, Inc., 4.38%, due at 11/15/26, par and fair value of USD 3,325,000 and $3,108,210 respectively)(x)		3,242	3,241,875
RBC Capital Markets, LLC, 1.50%, Open (Purchased on 06/18/18 to be repurchased at USD 7,304,901, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due at 10/01/26, par and fair value of USD 8,850,000 and $7,112,961 respectively)(x)		7,301	7,301,250
RBC Capital Markets, LLC, 1.60%, Open (Purchased on 06/20/18 to be repurchased at USD 11,963,715, collateralized by LYB International Finance BV, 4.88%, due at 03/15/44, par and fair value of USD 11,840,000 and $11,792,383 respectively)(x)		11,958	11,958,400
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/27/18 to be repurchased at USD 5,207,141, collateralized by Microsoft Corp., 4.25%, due at 02/06/47, par and fair value of USD 4,935,000 and $5,234,848 respectively)(x)		5,206	5,206,425

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/14/18 to be repurchased at USD 5,777,734, collateralized by AT&T, Inc., 4.5%, due at 03/09/48, par and fair value of USD 6,415,000 and $5,530,304 respectively)(x)	USD	5,774	$5,773,500
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/20/18 to be repurchased at USD 11,549,291, collateralized by Citigroup, Inc., 4.13%, due at 07/25/28, par and fair value of USD 11,840,000 and $11,335,479 respectively)(x)		11,544	11,544,000
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/20/18 to be repurchased at USD 6,225,402, collateralized by AT&T, Inc., 5.15%, due at 02/15/50, par and fair value of USD 6,415,000 and $5,978,015 respectively)(x)		6,223	6,222,550
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/20/18 to be repurchased at USD 929,226, collateralized by Netflix, Inc., 4.88%, due at 04/15/28, par and fair value of USD 960,000 and $915,043 respectively)(x)		929	928,800
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/20/18 to be repurchased at USD 9,458,833, collateralized by Valeant Pharmaceuticals International, Inc., 6.13%, due at 04/15/25, par and fair value of USD 9,900,000 and $9,120,375 respectively)(x)		9,455	9,454,500
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/13/18 to be repurchased at USD 12,091,388, collateralized by Express Scripts Holding Co., 4.8%, due at 07/15/46, par and fair value of USD 12,330,000 and $11,724,933 respectively)(x)		12,083	12,083,400
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/22/18 to be repurchased at USD 11,234,639, collateralized by Bayer US Finance II LLC, 4.88%, due at 06/25/48, par and fair value of USD 11,345,000 and $11,377,613 respectively)(x)		11,232	11,231,550
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/27/18 to be repurchased at USD 5,086,637, collateralized by Intel Corp., 3.73%, due at 12/08/47, par and fair value of USD 5,425,000 and $5,111,119 respectively)(x)		5,086	5,085,938
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/14/18 to be repurchased at USD 11,298,680, collateralized by Comcast Corp., 4%, due at 03/01/48, par and fair value of USD 12,830,000 and $11,303,434 respectively)(x)		11,290	11,290,400

Total Borrowed Bond Agreements — 5.3% (Cost: $1,883,409,737)			1,884,690,416

Certificates of Deposit — 1.4%

Yankee — 1.1%(y)
BNP Paribas SA, New York, 2.66%, 04/18/19		63,600	63,625,442
Canadian Imperial Bank of Commerce, New York, 2.66%, 04/16/19		72,800	72,809,692
Credit Suisse AG, New York, (LIBOR USD 3 Month + 0.38%), 2.73%, 04/16/19(b)		72,800	72,890,172

Security		Par (000)	Value
Yankee (continued)
MUFG Bank Ltd., New York, 2.68%, 04/17/19(a)	USD	72,800	$72,849,729
Royal Bank of Canada, New York, (LIBOR USD 3 Month + 0.18%), 2.54%, 04/18/19(b)		63,600	63,614,735
Toronto-Dominion Bank (The), New York, (LIBOR USD 3 Month + 0.17%), 2.53%, 04/17/19(b)		63,600	63,634,522

			409,424,292
Domestic – 0.3%
Wells Fargo Bank NA:
2.56%, 04/16/19(b)		53,140	53,172,868
2.70%, 04/16/19		53,140	53,169,310

			106,342,178

Total Certificates of Deposit — 1.4% (Cost: $515,480,000)			515,766,470

Commercial Paper — 0.7%
Societe Generale SA, 2.72%, 04/12/19(z)		63,600	62,279,178
Sumitomo Mitsui Banking Corp., 2.68%, 04/17/19(z)		63,600	62,273,191
AT&T, Inc. :(z) 2.84%, 12/06/18		18,410	18,189,325
2.97%, 03/07/19		18,410	18,052,265

			36,241,590
JPMorgan Securities LLC, (LIBOR USD 3 Month + 0.18%), 2.53%, 04/15/19(b)		72,800	72,816,730

Total Commercial Paper — 0.7% (Cost: $233,553,023)			233,610,689

Foreign Government Obligations — 6.9%(z)

Egypt — 0.2%
Arab Republic of Egypt Treasury Bills:
19.09%, 07/10/18	EGP	333,350	18,580,433
17.15%, 10/16/18		157,175	8,322,394
17.70%, 11/13/18		436,650	22,796,401
17.47%, 11/27/18		205,475	10,652,598
16.69%, 12/04/18		357,000	18,443,969
16.34%, 03/05/19		177,900	8,794,505

			87,590,300
Japan — 6.6%
Government of Japan Treasury Bills:
(0.13)%, 07/02/18	JPY	73,346,950	662,484,307
(0.16)%, 07/09/18		36,148,950	326,510,089
(0.13)%, 08/13/18		37,999,950	343,272,222
(0.14)%, 09/03/18		38,800,250	350,527,658
(0.14)%, 10/01/18		73,300,000	662,274,752

			2,345,069,028
Nigeria — 0.0%
Federal Republic of Nigeria Treasury Bills, 14.75%, 04/04/19	NGN	2,476,273	6,221,918

Total Foreign Government Obligations — 6.9% (Cost: $2,474,466,543)			2,438,881,246

	Shares
Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(aa)(ab)	USD	257,252,986	257,252,986

Total Money Market Funds — 0.7% (Cost: $257,252,986)			257,252,986

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Treasury Obligations — 0.0%
U.S. Treasury Bills, 1.79%, 07/05/18(q)(z)	USD	3,000	$ 2,999,585
Total U.S. Treasury Obligations — 0.0% (Cost: $2,999,404)			2,999,585

Total Short-Term Securities — 14.9% (Cost: $5,367,161,693)			5,333,201,392

Total Options Purchased — 0.8% (Cost: $415,734,618)			320,762,624

Total Investments Before Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short — 179.4% (Cost: $64,434,884,803)			63,882,020,449

Total Options Written — (0.8)% (Premiums Received — $298,123,868)			(285,060,302)

TBA Sale Commitments — (43.6)%(v)
Federal Home Loan Mortgage Corp.:
4.50%, 11/15/40		46,920	(48,820,908)
4.00%, 09/15/43		581,338	(592,540,848)
Federal National Mortgage Association:
3.50%, 10/25/27 - 04/25/44		8,416,967	(8,383,594,281)
3.00%, 02/25/29		26,587	(26,404,960)
2.50%, 04/25/29		327,700	(318,484,257)
4.50%, 04/25/41		28,207	(29,370,827)
4.00%, 09/25/43		4,912,723	(5,008,529,941)
Government National Mortgage Association:
3.50%, 07/15/48		168,000	(168,646,397)
4.00%, 07/15/48		933,265	(956,523,737)

Total TBA Sale Commitments — (43.6)% (Proceeds: $15,475,291,670)			(15,532,916,156)

Borrowed Bonds — (5.3)%

Corporate Bonds — (1.0)%
Canada — (0.0)%
Magna International, Inc., 1.50%, 09/25/27(r)	EUR	2,050	(2,409,776)

China — (0.0)%
Bank of Communications Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.34%), 5.00%(b)(j)(r)	USD	1,700	(1,685,125)

Denmark — (0.0)%(r)
AP Moller — Maersk A/S, 1.75%, 03/16/26	EUR	2,050	(2,349,134)
Carlsberg Breweries A/S, 2.50%, 05/28/24		2,800	(3,562,621)

			(5,911,755)
France — (0.1)%
AXA SA, (EURIBOR 3 Month + 3.20%), 3.25%, 05/28/49(b)(r)		1,500	(1,680,585)
CMA CGM SA, 6.50%, 07/15/22(r)		3,100	(3,357,934)
Iliad SA, 1.88%, 04/25/25(r)		4,600	(5,198,068)
Mobilux Finance SAS, 5.50%, 11/15/24(r)		1,900	(2,135,013)
Rallye SA, 5.00%, 10/15/18(r)		1,600	(1,840,453)
Tereos Finance Groupe I SA, 4.13%, 06/16/23(r)		1,500	(1,646,773)
Vallourec SA, 6.63%, 10/15/22		2,220	(2,627,525)

			(18,486,351)
Germany — (0.1)%
Bayer US Finance II LLC, 4.88%, 06/25/48(a)(r)	USD	11,345	(11,377,613)
BMW Finance NV, 1.13%, 01/10/28(r)	EUR	2,050	(2,317,880)

Security	Par (000)		Value
Germany (continued)
Daimler AG, 1.38%, 05/11/28(r)	EUR	2,050	$(2,327,384)
Daimler International Finance BV, 1.00%, 11/11/25(r)		1,630	(1,863,403)
Deutsche Bank AG, (USD Swap Semi 5 Year + 4.36%), 6.25%(b)(j)	USD	5,400	(4,781,398)
Hapag-Lloyd AG, 6.75%, 02/01/22(r)	EUR	1,650	(1,936,215)
HeidelbergCement Finance Luxembourg SA, 1.75%, 04/24/28(r)		1,945	(2,242,443)
ProGroup AG, 3.00%, 03/31/26(r)		5,300	(6,011,397)
Volkswagen International Finance NV(b)(j)(r):
(EUR Swap Annual 15 Year + 3.06%), 3.50%		1,500	(1,578,720)
(EUR Swap Annual 10 Year + 3.37%), 3.88%		1,100	(1,229,985)

			(35,666,438)
Ireland — (0.0)%
AIB Group plc, 1.50%, 03/29/23(r)		2,000	(2,316,553)

Israel — (0.1)%
Teva Pharmaceutical Finance Netherlands III BV(r):
2.80%, 07/21/23	USD	6,800	(5,873,500)
3.15%, 10/01/26		8,850	(7,112,961)

			(12,986,461)
Italy — (0.0)%
Autostrade per l’Italia SpA, 1.88%, 09/26/29(r)	EUR	2,550	(2,811,063)
Nexi Capital SpA, 4.13%, 11/01/23		1,027	(1,175,344)

			(3,986,407)
Luxembourg — (0.0)%
Altice Luxembourg SA, 7.25%, 05/15/22		10,712	(12,572,021)

Netherlands — (0.0)%(r)
Heineken NV, 1.50%, 10/03/29		2,550	(2,960,597)
Hema Bondco I BV, (EURIBOR 3 Month + 6.25%), 6.25%, 07/15/22(b)		1,200	(1,342,052)
Koninklijke Philips NV, 1.38%, 05/02/28		2,050	(2,384,893)
NN Group NV, (EURIBOR 3 Month + 4.95%), 4.62%, 01/13/48(b)		1,500	(1,837,764)
Sigma Holdco BV, 5.75%, 05/15/26		1,530	(1,671,597)
Sunshine Mid BV, 6.50%, 05/15/26		1,880	(2,079,324)

			(12,276,227)
Spain — (0.1)%(r)
Cellnex Telecom SA, 2.88%, 04/18/25		4,500	(5,310,321)
Gestamp Automocion SA, 3.25%, 04/30/26		4,600	(5,124,505)
Grupo-Antolin Irausa SA, 3.25%, 04/30/24		1,600	(1,802,971)
Naviera Armas SA, (EURIBOR 3 Month + 4.25%), 4.25%, 11/15/24(b)		2,300	(2,636,008)
Telefonica Emisiones SAU, 1.72%, 01/12/28		1,600	(1,815,060)

			(16,688,865)
United Kingdom — (0.0)%(r)
BAT International Finance plc, 2.25%, 01/16/30		1,500	(1,743,947)
Rolls-Royce plc, 1.63%, 05/09/28		2,050	(2,386,037)
Vodafone Group plc, 1.88%, 11/20/29		4,360	(5,034,246)

			(9,164,230)
United States — (0.6)%
Allergan Funding SCS, 3.80%, 03/15/25(r)	USD	6,890	(6,690,502)
AmerisourceBergen Corp., 3.45%, 12/15/27(r)		11,840	(10,907,649)
AT&T, Inc.(r):
4.50%, 03/09/48		6,415	(5,530,304)
5.15%, 02/15/50(a)		6,415	(5,978,015)
Cardinal Health, Inc., 3.41%, 06/15/27(r)		12,430	(11,422,096)

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Citigroup, Inc., 4.13%, 07/25/28(r)	USD	11,840	$(11,335,479)
Comcast Corp.(r):
3.55%, 05/01/28		21,700	(20,723,909)
4.00%, 03/01/48		12,830	(11,303,434)
Coty, Inc., 4.75%, 04/15/26(r)	EUR	1,520	(1,743,460)
Everi Payments, Inc., 7.50%, 12/15/25(a)(r)	USD	861	(863,153)
Express Scripts Holding Co., 4.80%, 07/15/46(r)		12,330	(11,724,933)
Ford Motor Credit Co. LLC, 4.39%, 01/08/26(r)		8,000	(7,860,465)
Hanesbrands, Inc., 4.88%, 05/15/26(a)(r)		9,900	(9,553,500)
Hertz Corp. (The)(r):
6.25%, 10/15/22		900	(801,000)
7.63%, 06/01/22(a)		1,750	(1,680,000)
Intel Corp., 3.73%, 12/08/47(r)		5,425	(5,111,119)
Level 3 Financing, Inc.:
5.25%, 03/15/26		1,950	(1,854,645)
5.38%, 05/01/25		4,900	(4,716,250)
Levi Strauss & Co., 3.38%, 03/15/27(r)	EUR	3,710	(4,332,538)
LKQ European Holdings BV, 3.63%, 04/01/26(r)		2,700	(3,107,751)
LYB International Finance BV, 4.88%, 03/15/44(r)	USD	11,840	(11,792,383)
Microsoft Corp., 4.25%, 02/06/47(r)		4,935	(5,234,848)
Netflix, Inc.(r):
4.38%, 11/15/26		12,730	(11,900,004)
4.88%, 04/15/28(a)		960	(915,043)
Pacific Gas & Electric Co., 4.00%, 12/01/46(r)		5,451	(4,697,672)
PetSmart, Inc., 7.13%, 03/15/23(a)(r)		960	(644,448)
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(r)		1,960	(1,969,800)
Seagate HDD Cayman, 4.75%, 01/01/25(r)		3,850	(3,692,356)
Southwestern Energy Co., 7.75%, 10/01/27(r)		6,890	(7,148,375)
Transocean, Inc., 5.80%, 10/15/22(r)		9,900	(9,825,750)
Valeant Pharmaceuticals International, Inc., 6.13%, 04/15/25(a)(r)		9,900	(9,120,375)
Vine Oil & Gas LP, 8.75%, 04/15/23(a)(r)		6,730	(6,225,250)
Weatherford International Ltd., 7.75%, 06/15/21(r)		3,445	(3,544,044)

			(213,950,550)

Total Corporate Bonds — (1.0)% (Proceeds: $353,323,167)			(348,100,759)

Foreign Agency Obligations — (0.0)%

China — (0.0)%
Industrial & Commercial Bank of China Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.38%), 6.00%(b)(j)(r)		1,700	(1,740,341)

South Africa — (0.0)%
Eskom Holdings SOC Ltd.:
5.75%, 01/26/21		4,350	(4,197,541)
6.75%, 08/06/23(r)		900	(859,500)

			(5,057,041)

Total Foreign Agency Obligations — (0.0)% (Proceeds: $6,883,653)			(6,797,382)

Foreign Government Obligations — (0.3)%

Italy — (0.0)%
Republic of Italy, 0.95%, 03/01/23(r)	EUR	2,500	(2,818,100)

Japan — (0.1)%
Japan Government Twenty Year Bond, 0.60%, 09/20/37(r)	JPY	2,900,000	(26,782,207)

Security	Par (000)		Value
Portugal — (0.1)%
Republic of Portugal, 2.88%, 07/21/26(a)	EUR	23,985	$(30,993,611)

Spain — (0.0)%
Kingdom of Spain, 1.40%, 04/30/28(a)(r)		7,770	(9,132,223)

United Kingdom — (0.1)%
U.K. Treasury Bonds, 3.50%, 07/22/68	GBP	1,710	(3,752,399)
U.K. Treasury Inflation Linked Bonds, 0.14%, 03/22/46(o)(r)		19,625	(40,977,643)

			(44,730,042)

Total Foreign Government Obligations — (0.3)% (Proceeds: $107,495,460)			(114,456,183)

U.S. Treasury Obligations — (3.9)%

United States — (3.9)%
U.S. Treasury Notes(r):
2.38%, 04/15/21	USD	40,000	(39,743,750)
2.50%, 03/31/23		1,149,000	(1,137,510,000)
2.75%, 04/30/23		225,000	(225,219,726)

			(1,402,473,476)
Total U.S. Treasury Obligations — (3.9)% (Proceeds: $1,407,984,487)			(1,402,473,476)

Total Borrowed Bonds — (5.3)% (Proceeds: $1,875,686,767)			(1,871,827,800)

Investments Sold Short — (0.4)%

Corporate Bonds — (0.0)%
Italy — (0.0)%
Nexi Capital SpA, (EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(b)		70	(80,520)

United States — (0.0)%
McKesson Corp., 3.95%, 02/16/28		4,935	(4,770,520)

Total Corporate Bonds — (0.0)% (Proceeds: $4,833,752)			(4,851,040)

Foreign Agency Obligations — (0.0)%
South Africa — (0.0)%
Eskom Holdings SOC Ltd., 6.75%, 08/06/23		1,600	(1,528,000)

Total Foreign Agency Obligations — (0.0)% (Proceeds: $1,520,000)			(1,528,000)

U.S. Treasury Obligations — (0.4)%
U.S. Treasury Notes, 2.88%, 05/15/28(n)		143,095	(143,380,073)

Total U.S. Treasury Obligations — (0.4)% (Proceeds: $143,599,130)			(143,380,073)

Total Investments Sold Short — (0.4)% (Proceeds: $149,952,882)			(149,759,113)

Total Investments Net of Options Written, Borrowed Bonds, TBA Sale Commitments and Investments Sold Short — 129.1%			46,042,457,078
Liabilities in Excess of Other Assets — (29.1)%			(10,421,439,426)

Net Assets — 100.0%			$35,621,017,652

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Amount is less than $500.
(g)	Non-income producing security.
(h)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(i)	Convertible security.
(j)	Perpetual security with no stated maturity date.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Zero-coupon bond.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(o)	Variable rate security. Rate shown is the rate in effect as of period end.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(r)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(s)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(t)	When-issued security.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(v)	Represents or includes a TBA transaction.
(w)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(x)	The amount to be repurchased assumes the maturity will be the day after the period end.
(y)	Issuer is a U.S. branch of a foreign domiciled bank.
(z)	Rates are discount rates or a range of discount rates at the time of purchase.
(aa)	Annualized 7-day yield as of period end.

(ab)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated persons and/or related parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	257,252,986	(b)	—	257,252,986	$257,252,986	$1,572,202	$—	$—
iShares iBoxx $ High Yield Corporate Bond ETF	3,349,816	—		(3,304,000)	45,816	3,898,025	82,654	3,908,115	(4,110,893)
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,195,180	—		(89,000)	1,106,180	118,106,839	2,086,317	23,953	(10,423,899)
iShares MSCI Brazil ETF	—	1,215,600		(345,800)	869,800	27,877,090	471,256	9,450	(12,086,215)
iShares MSCI Emerging Markets ETF	772,158	3,776,475		(3,369,712)	1,178,921	51,082,647	341,731	(8,948,166)	(4,645,581)
iShares Short Maturity Bond ETF	996,000	670,000		(1,666,000)	—	—	335,387	(86,031)	72,150
Sentinel Energy Services, Inc.	1,614,183	—		(332,926)	1,281,257	12,927,883	—	(6,541)	163,739
iShares U.S. Home Construction ETF	—	71,300		(71,300)	—	—	—	(119,577)	—

						$471,145,470	$4,889,547	$(5,218,797)	$(31,030,699)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
JP Morgan Securities plc	1.75%	03/22/18	Open	$23,062,500	$23,173,074	Foreign Government Obligations	Open/Demand(a)
Nomura Securities International, Inc.	1.85	05/15/18	Open	342,562,500	343,300,436	U.S. Treasury Obligations	Open/Demand(a)
HSBC Securities USA, Inc.	2.20	05/17/18	Open	299,250,000	299,900,868	U.S. Treasury Obligations	Open/Demand(a)
Barclays Bank plc	1.55	05/22/18	Open	5,047,910	5,054,746	Corporate Bonds	Open/Demand(a)
Barclays Capital, Inc.	2.05	05/23/18	Open	6,320,313	6,331,988	Corporate Bonds	Open/Demand(a)
Barclays Capital, Inc.	(0.50)	05/24/18	Open	6,781,095	6,777,610	Corporate Bonds	Open/Demand(a)
Citigroup Global Markets, Inc.	0.50	05/24/18	Open	5,362,500	5,365,218	Corporate Bonds	Open/Demand(a)
Barclays Capital, Inc.	1.30	05/29/18	Open	2,776,520	2,778,988	Corporate Bonds	Open/Demand(a)
HSBC Securities USA, Inc.	2.29	06/06/18	Open	551,375,000	552,060,390	U.S. Treasury Obligations	Open/Demand(a)
Bank of Montreal	1.99	06/14/18	Open	350,000,000	350,292,542	U.S. Treasury Obligations	Open/Demand(a)
Bank of Montreal	2.06	06/14/18	Open	49,750,000	49,793,932	U.S. Treasury Obligations	Open/Demand(a)
Royal Bank of Canada	2.07	06/18/18	07/03/18	150,000,000	150,103,500	U.S. Treasury Obligations	Up to 30 days
Wells Fargo Securities, LLC	1.90	06/18/18	07/03/18	199,750,000	199,876,508	U.S. Treasury Obligations	Up to 30 days
HSBC Securities USA, Inc.	2.10	06/18/18	Open	499,375,000	499,687,942	U.S. Treasury Obligations	Open/Demand(a)
JP Morgan Securities LLC	0.75	06/19/18	Open	10,925,000	10,927,504	Corporate Bonds	Open/Demand(a)
Barclays Bank plc	1.90	06/20/18	07/02/18	500,000,000	500,263,889	U.S. Treasury Obligations	Overnight
Barclays Bank plc	1.95	06/20/18	07/02/18	500,000,000	500,277,778	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.90	06/20/18	07/03/18	500,000,000	500,263,889	U.S. Treasury Obligations	Up to 30 days
BNP Paribas SA	2.00	06/20/18	07/03/18	500,000,000	500,270,833	U.S. Treasury Obligations	Up to 30 days
BNP Paribas SA	2.05	06/20/18	07/03/18	203,500,000	203,615,882	U.S. Treasury Obligations	Up to 30 days

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	1.93%	06/20/18	07/03/18	$800,000,000	$800,428,889	U.S. Treasury Obligations	Up to 30 days
Amherst Pierpont Securities LLC	1.90	06/26/18	07/03/18	100,125,000	100,146,138	U.S. Treasury Obligations	Up to 30 days
JP Morgan Securities LLC	1.85	06/26/18	07/03/18	350,437,500	350,509,534	U.S. Treasury Obligations	Up to 30 days
Barclays Bank plc	2.17	06/28/18	07/02/18	803,000,000	803,096,806	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.20	06/28/18	07/02/18	813,037,500	813,136,871	U.S. Treasury Obligations	Overnight
Credit Suisse Securities USA LLC	0.50	06/28/18	Open	1,267,300	1,267,335	Corporate Bonds	Open/Demand(a)
Amherst Pierpont Securities LLC	2.28	06/29/18	07/02/18	74,343,750	74,353,167	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.97	06/29/18	07/02/18	750,937,500	751,019,686	U.S. Treasury Obligations	Overnight
BNP Paribas SA	2.07	06/29/18	07/02/18	278,635,656	278,667,699	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	2.15	06/29/18	07/02/18	351,497,290	351,539,274	U.S. Treasury Obligations	Overnight
JP Morgan Securities LLC	2.10	06/29/18	07/02/18	673,561,831	673,640,413	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	1.90	06/29/18	07/02/18	154,870,098	154,886,445	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	1.95	06/29/18	07/02/18	342,617,738	342,654,855	U.S. Treasury Obligations	Overnight

				$10,200,169,501	$10,205,464,629

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund	631	09/06/18	$119,780	$212,226
3 Month Canadian Bankers Acceptance	890	09/17/18	165,929	(18,121)
U.S. Treasury 10 Year Ultra Note	1,769	09/19/18	226,847	(206,752)
U.S. Treasury Ultra Bond	3,851	09/19/18	614,475	12,245,965
EURO STOXX 50 Index	28	09/21/18	1,109	(2,150)
NASDAQ 100 E-Mini Index	303	09/21/18	42,825	(133,033)
STOXX 600 Banks Index	321	09/21/18	3,006	(28,506)
U.S. Treasury 2 Year Note	34,170	09/28/18	7,238,167	584,462
U.S. Treasury 5 Year Note	671	09/28/18	76,237	(13,306)
WTI Crude Oil(a)	588	11/16/18	40,860	2,348,934
90-Day Eurodollar	2,136	12/17/18	519,902	(35,111)
3 Month Sterling	925	12/19/18	151,269	(70,710)
90-Day Eurodollar	2,074	03/18/19	504,189	(659,414)
3 Month Euro Euribor	1,596	12/16/19	466,558	615,463

				14,839,947

Short Contracts
WTI Crude Oil(a)	541	08/20/18	39,201	(2,932,062)
Euro-Bobl	3,372	09/06/18	520,462	(1,291,440)
Euro-BTP	965	09/06/18	143,390	(535,410)
Euro-Buxl	672	09/06/18	139,452	(3,126,673)
Euro-OAT	1,663	09/06/18	300,125	(3,161,091)
Euro-Schatz	235	09/06/18	30,760	(24,295)
Japan 10 Year Bond	128	09/12/18	174,389	(186,090)
TOPIX Index	153	09/13/18	23,914	589,275
Australia 10 Year Bond	620	09/17/18	59,355	(461,544)
Canada 10 Year Bond	89	09/19/18	9,255	(104,187)
U.S. Treasury 10 Year Note	11,979	09/19/18	1,439,726	(3,168,950)
U.S. Treasury Long Bond	8,358	09/19/18	1,211,910	(16,293,670)
S&P 500 E-Mini Index	951	09/21/18	129,412	29,217
Long Gilt	2,633	09/26/18	427,621	(1,179,800)
90-Day Eurodollar	3,112	12/16/19	754,932	47,837
3 Month Sterling	925	12/18/19	150,872	8,310
90-Day Eurodollar	2,074	03/16/20	503,049	311,961
90-Day Eurodollar	7,909	09/14/20	1,918,427	450,256
90-Day Eurodollar	1,605	12/14/20	389,293	(180,493)

				(31,208,849)

				$(16,368,902)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	52,451,463	USD	11,182,000	Barclays Bank plc	07/02/18	$235,757
TRY	112,637,434	USD	24,127,600	BNP Paribas SA	07/02/18	391,580
USD	25,435,400	ARS	568,564,443	BNP Paribas SA	07/02/18	5,778,894
USD	35,309,600	TRY	161,299,902	BNP Paribas SA	07/02/18	197,460
EUR	37,090,000	USD	43,226,674	Bank of America NA	07/03/18	87,028
MXN	1,297,020,742	USD	64,917,000	Goldman Sachs International	07/03/18	390,373
USD	20,683,000	BRL	72,754,934	BNP Paribas SA	07/03/18	1,911,166
USD	32,982,000	BRL	123,961,117	Goldman Sachs International	07/03/18	998,225
USD	17,372,000	BRL	64,467,492	UBS AG	07/03/18	738,447
USD	38,489,848	CLP	24,225,589,400	JP Morgan Chase Bank NA	07/03/18	1,413,363
USD	45,569,779	EUR	37,090,000	Goldman Sachs International	07/03/18	2,256,077
USD	31,285,000	IDR	435,330,775,000	JP Morgan Chase Bank NA	07/03/18	906,021
USD	3,190,000	IDR	44,582,483,000	Morgan Stanley & Co. International plc	07/03/18	78,871
USD	17,555,000	RUB	1,093,413,175	Bank of America NA	07/03/18	144,309
USD	7,200,000	TWD	213,840,000	BNP Paribas SA	07/03/18	186,208
EUR	8,962,500	JPY	1,147,326,371	Goldman Sachs International	07/05/18	103,633
EUR	1,588,688,000	USD	1,849,169,284	HSBC Bank plc	07/05/18	6,359,288
EUR	12,000,000	ZAR	184,823,712	Bank of America NA	07/05/18	545,348
GBP	504,417,000	USD	663,863,214	Barclays Bank plc	07/05/18	1,898,028
NZD	4,148,000	USD	2,803,424	BNP Paribas SA	07/05/18	6,010
USD	22,399,810	BRL	75,288,000	Nomura International plc	07/05/18	2,979,058
USD	26,965,000	CLP	16,583,475,000	Deutsche Bank AG	07/05/18	1,584,307
USD	3,053,522	CNY	19,312,000	JP Morgan Chase Bank NA	07/05/18	138,585
USD	1,999,968,040	EUR	1,708,907,000	Morgan Stanley & Co. International plc	07/05/18	4,028,141
USD	463,631,121	GBP	347,963,000	BNP Paribas SA	07/05/18	4,367,696
USD	273,039,016	GBP	204,650,000	National Australia Bank Ltd.	07/05/18	2,929,091
USD	2,885,267	IDR	39,960,942,780	JP Morgan Chase Bank NA	07/05/18	93,835
USD	168,020,854	JPY	18,237,151,500	Bank of America NA	07/05/18	3,277,752
USD	168,111,770	JPY	18,237,151,500	Deutsche Bank AG	07/05/18	3,368,669
USD	2,863,526	NZD	4,151,000	Westpac Banking Corp.	07/05/18	52,060
USD	9,290,989	ZAR	118,341,000	Bank of America NA	07/05/18	666,134
USD	16,773,000	ZAR	213,562,222	BNP Paribas SA	07/05/18	1,208,291
USD	16,871,100	ZAR	227,729,173	Royal Bank of Scotland	07/05/18	273,884
USD	2,886,000	BRL	10,920,624	BNP Paribas SA	07/06/18	69,332
GBP	36,065,000	USD	47,216,601	Bank of America NA	07/09/18	392,392
USD	103,500,000	JPY	11,326,412,790	JP Morgan Chase Bank NA	07/09/18	1,157,513
USD	129,756,500	RUB	8,082,791,898	JP Morgan Chase Bank NA	07/09/18	1,132,931
USD	49,334,150	ZAR	659,877,294	Barclays Bank plc	07/10/18	1,271,417
USD	18,877,000	ZAR	240,336,867	BNP Paribas SA	07/10/18	1,371,857
USD	23,596,250	ZAR	298,846,506	Goldman Sachs International	07/10/18	1,829,506
USD	17,698,000	ZAR	233,473,786	Morgan Stanley & Co. International plc	07/10/18	692,735
EUR	14,871,000	JPY	1,919,104,037	Royal Bank of Canada	07/12/18	33,419
RUB	1,713,910,800	USD	26,809,179	Morgan Stanley & Co. International plc	07/12/18	455,712
RUB	974,589,295	USD	15,214,882	UBS AG	07/12/18	288,883
TWD	538,805,700	USD	17,700,000	Barclays Bank plc	07/12/18	2,619
USD	17,700,000	BRL	66,605,100	Goldman Sachs International	07/12/18	533,534
USD	144,295,913	RUB	8,412,379,588	BNP Paribas SA	07/12/18	10,471,787
USD	17,700,000	TWD	537,460,500	BNP Paribas SA	07/12/18	41,578
INR	154,528,720	USD	2,239,222	Royal Bank of Scotland	07/13/18	15,029
MXN	451,097,908	USD	22,354,000	Barclays Bank plc	07/13/18	323,151
RUB	1,019,623,512	USD	16,206,000	Goldman Sachs International	07/13/18	12,338
USD	3,303,724	IDR	46,030,786,637	Deutsche Bank AG	07/13/18	82,397
USD	42,128,851	INR	2,837,167,476	Citibank NA	07/13/18	740,504
USD	42,099,433	INR	2,837,165,000	HSBC Bank plc	07/13/18	711,123
USD	8,088,376	MYR	32,252,401	Morgan Stanley & Co. International plc	07/13/18	106,006
USD	13,504,000	RUB	848,861,440	BNP Paribas SA	07/13/18	1,838
TRY	28,774,665	USD	6,170,000	Citibank NA	07/16/18	58,943
TRY	88,784,091	USD	19,040,000	JP Morgan Chase Bank NA	07/16/18	179,373
TRY	60,025,680	USD	12,870,000	Royal Bank of Scotland	07/16/18	123,949
USD	12,343,314	TRY	54,384,643	Deutsche Bank AG	07/16/18	570,499
USD	25,736,686	TRY	113,291,861	Morgan Stanley & Co. International plc	07/16/18	1,212,039
USD	84,446,000	MXN	1,677,925,131	Morgan Stanley & Co. International plc	07/17/18	149,456

CONSOLIDATED SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,520,000	ARS	98,560,000	BNP Paribas SA	07/18/18	$168,399
USD	5,235,137	EUR	4,416,682	Toronto Dominion Bank	07/18/18	71,669
MXN	845,791,153	USD	41,193,000	Deutsche Bank AG	07/19/18	1,284,605
MXN	348,882,500	USD	17,000,000	Morgan Stanley & Co. International plc	07/19/18	521,693
USD	17,000,000	MXN	314,060,417	Citibank NA	07/19/18	1,227,153
USD	41,193,000	MXN	754,408,602	UBS AG	07/19/18	3,304,840
USD	16,700,000	COP	48,079,300,000	UBS AG	07/23/18	312,122
USD	6,454,286	ZAR	81,220,551	HSBC Bank plc	07/23/18	548,726
USD	13,625,714	ZAR	176,248,901	UBS AG	07/23/18	810,628
SGD	36,172,862	USD	26,550,000	Standard Chartered Bank	07/25/18	10,154
USD	13,275,000	SGD	17,692,097	Standard Chartered Bank	07/25/18	284,465
USD	11,135,000	ARS	238,623,050	BNP Paribas SA	07/31/18	3,137,607
USD	11,135,000	ARS	238,623,050	Citibank NA	07/31/18	3,137,607
USD	21,253,000	ARS	462,006,640	JP Morgan Chase Bank NA	07/31/18	5,768,961
USD	20,223,750	CLP	12,708,200,025	Credit Suisse International	07/31/18	772,439
USD	5,899,063	ZAR	75,115,122	Bank of America NA	07/31/18	443,240
USD	14,747,656	ZAR	187,556,268	Barclays Bank plc	07/31/18	1,124,918
USD	2,359,625	ZAR	30,036,091	JP Morgan Chase Bank NA	07/31/18	178,019
USD	14,747,656	ZAR	187,629,328	Royal Bank of Scotland	07/31/18	1,119,611
MXN	873,467,441	USD	43,546,000	Morgan Stanley & Co. International plc	08/02/18	222,350
USD	103,820,000	BRL	388,898,995	Goldman Sachs International	08/02/18	3,845,965
USD	17,257,600	CNY	110,337,484	Standard Chartered Bank	08/03/18	642,926
USD	22,201,754	ZAR	276,180,933	Citibank NA	08/03/18	2,150,056
USD	129,756,500	RUB	8,124,962,760	JP Morgan Chase Bank NA	08/07/18	882,736
USD	5,000,000	ARS	137,200,000	BNP Paribas SA	08/08/18	438,368
USD	35,942,000	ARS	949,544,510	JP Morgan Chase Bank NA	08/08/18	4,371,497
USD	33,693,270	EUR	28,728,000	Barclays Bank plc	08/08/18	53,385
MXN	223,769,240	USD	11,177,000	Barclays Bank plc	08/10/18	20,908
MXN	451,039,810	USD	22,354,000	Royal Bank of Scotland	08/10/18	217,030
USD	11,177,000	MXN	220,609,268	Goldman Sachs International	08/10/18	137,224
USD	344,671,896	JPY	38,025,926,927	Royal Bank of Scotland	08/13/18	231,453
USD	16,451,989	IDR	233,256,299,563	Morgan Stanley & Co. International plc	08/14/18	240,443
USD	135,157,997	ZAR	1,716,543,057	Barclays Bank plc	08/16/18	10,753,865
ZAR	362,623,926	USD	26,172,656	HSBC Bank plc	08/16/18	108,022
USD	4,626,543	EUR	3,905,041	Nomura International plc	08/17/18	50,548
USD	6,595,627	EUR	5,566,690	State Street Bank and Trust Co.	08/17/18	72,482
USD	56,097,000	CNY	357,337,890	Deutsche Bank AG	08/20/18	2,353,031
USD	23,895,492	IDR	334,704,154,018	BNP Paribas SA	08/20/18	660,999
USD	75,861,286	IDR	1,062,790,706,200	Deutsche Bank AG	08/20/18	2,084,481
USD	23,898,904	IDR	334,704,155,609	JP Morgan Chase Bank NA	08/20/18	664,411
USD	65,608,333	TRY	266,533,854	BNP Paribas SA	08/20/18	8,807,548
USD	90,619,432	TRY	365,220,145	Citibank NA	08/20/18	12,787,702
MXN	956,800,000	USD	45,582,221	Barclays Bank plc	08/22/18	2,202,693
MXN	33,028,713	USD	1,606,507	Goldman Sachs International	08/22/18	43,027
USD	60,654,100	IDR	866,807,743,100	Deutsche Bank AG	08/31/18	612,061
USD	359,705,132	JPY	39,314,512,000	Barclays Bank plc	09/11/18	2,837,282
RUB	171,069,024	USD	2,702,000	Barclays Bank plc	09/12/18	1,275
USD	4,500,000	ARS	127,350,000	BNP Paribas SA	09/12/18	407,259
USD	3,556,857	AUD	4,700,000	Goldman Sachs International	09/13/18	77,837
USD	10,583,896	CAD	13,660,000	BNP Paribas SA	09/13/18	180,224
USD	6,990,309	CHF	6,850,000	Citibank NA	09/13/18	29,093
USD	14,220,380	CHF	13,930,000	Royal Bank of Scotland	09/13/18	64,212
USD	41,024,295	CNY	264,594,676	HSBC Bank plc	09/13/18	1,288,776
USD	57,385,847	EUR	48,710,506	HSBC Bank plc	09/13/18	185,344
USD	7,072,606	GBP	5,300,000	ANZ Banking Group Ltd.	09/13/18	54,914
USD	86,381,345	HKD	676,343,200	HSBC Bank plc	09/13/18	69,257
USD	2,027,873	JPY	221,550,000	ANZ Banking Group Ltd.	09/13/18	16,512
USD	83,012,417	JPY	8,997,305,000	Bank of America NA	09/13/18	1,329,583
USD	182,714	JPY	20,098,063	BNP Paribas SA	09/13/18	252
USD	83,009,812	JPY	8,997,300,754	Citibank NA	09/13/18	1,327,017
USD	6,874,796	JPY	751,000,000	Morgan Stanley & Co. International plc	09/13/18	56,775
USD	3,529,741	NZD	5,040,000	Standard Chartered Bank	09/13/18	115,928
USD	34,136,000	ARS	764,721,499	BNP Paribas SA	09/14/18	9,607,636
USD	6,945,328	CNY	44,780,000	HSBC Bank plc	09/14/18	220,859

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,135,439	IDR	156,686,756,932	Bank of America NA	09/14/18	$307,130
USD	3,444,341	IDR	48,300,000,000	Royal Bank of Scotland	09/14/18	106,425
USD	24,897,013	INR	1,688,888,888	Deutsche Bank AG	09/14/18	481,895
USD	23,124,386	KRW	24,770,842,291	JP Morgan Chase Bank NA	09/14/18	830,826
USD	9,419,707	THB	299,989,411	Bank of America NA	09/14/18	345,191
USD	7,053,956	TWD	208,000,000	JP Morgan Chase Bank NA	09/14/18	196,489
USD	7,039,596	TWD	208,900,000	Morgan Stanley & Co. International plc	09/14/18	152,457
USD	13,148,267	TWD	388,925,724	Royal Bank of Scotland	09/14/18	325,933
MXN	122,403,998	USD	5,835,000	HSBC Bank plc	09/17/18	253,506
USD	5,000,000	ARS	151,250,000	Citibank NA	09/17/18	162,928
USD	8,730,000	INR	597,690,720	JP Morgan Chase Bank NA	09/17/18	93,025
USD	8,760,000	JPY	957,222,720	Royal Bank of Scotland	09/18/18	66,575
AUD	6,861,673	JPY	553,511,948	Citibank NA	09/19/18	51,878
AUD	14,426,000	JPY	1,173,573,853	Royal Bank of Scotland	09/19/18	19,435
AUD	18,032,000	USD	13,300,097	Goldman Sachs International	09/19/18	47,694
AUD	9,457,000	USD	6,975,861	Morgan Stanley & Co. International plc	09/19/18	24,474
CAD	79,876,855	EUR	51,640,000	JP Morgan Chase Bank NA	09/19/18	172,837
CAD	23,038,830	USD	17,508,000	Bank of America NA	09/19/18	40,421
CAD	23,918,788	USD	18,011,000	Barclays Bank plc	09/19/18	207,676
CAD	20,414,342	USD	15,509,000	BNP Paribas SA	09/19/18	40,378
CAD	21,049,682	USD	15,870,000	Citibank NA	09/19/18	163,310
CAD	23,860,844	USD	18,032,000	Morgan Stanley & Co. International plc	09/19/18	142,540
CAD	14,375,205	USD	10,819,000	Royal Bank of Canada	09/19/18	130,435
CHF	10,098,000	JPY	1,118,247,471	Morgan Stanley & Co. International plc	09/19/18	110,791
CHF	7,934,000	JPY	881,883,141	Royal Bank of Scotland	09/19/18	57,294
CHF	43,032,000	SEK	383,690,956	Morgan Stanley & Co. International plc	09/19/18	653,656
CHF	43,313,689	USD	43,850,000	Deutsche Bank AG	09/19/18	190,203
CHF	5,016,687	USD	5,078,000	Morgan Stanley & Co. International plc	09/19/18	22,833
EUR	7,213,000	JPY	927,839,638	Deutsche Bank AG	09/19/18	46,895
EUR	4,685,000	PLN	20,547,445	Barclays Bank plc	09/19/18	11,419
EUR	39,757,000	USD	46,639,598	Barclays Bank plc	09/19/18	68,316
EUR	79,242,000	USD	92,358,131	Citibank NA	09/19/18	738,144
EUR	61,134,000	USD	71,226,805	Deutsche Bank AG	09/19/18	595,558
EUR	44,417,000	USD	51,639,964	Goldman Sachs International	09/19/18	542,682
EUR	101,945,500	USD	118,556,577	Morgan Stanley & Co. International plc	09/19/18	1,212,564
EUR	72,132,000	USD	84,231,133	State Street Bank and Trust Co.	09/19/18	512,065
GBP	9,031,000	USD	11,897,069	JP Morgan Chase Bank NA	09/19/18	63,921
GBP	894,000	USD	1,181,939	Royal Bank of Canada	09/19/18	2,108
JPY	266,705,062	AUD	3,255,673	Nomura International plc	09/19/18	12,433
JPY	1,476,528,681	AUD	18,032,000	Royal Bank of Scotland	09/19/18	62,918
JPY	2,418,143,092	USD	21,928,000	HSBC Bank plc	09/19/18	35,009
MXN	558,871,684	CAD	34,426,000	BNP Paribas SA	09/19/18	1,568,716
MXN	842,327,428	USD	41,116,000	Citibank NA	09/19/18	769,823
MXN	1,061,519,700	USD	51,210,000	Deutsche Bank AG	09/19/18	1,575,443
MXN	787,426,448	USD	38,230,000	Goldman Sachs International	09/19/18	925,801
MXN	367,930,031	USD	18,032,000	JP Morgan Chase Bank NA	09/19/18	263,798
MXN	620,734,305	USD	29,574,000	Morgan Stanley & Co. International plc	09/19/18	1,292,818
MXN	376,008,703	USD	18,386,000	Royal Bank of Scotland	09/19/18	311,520
MXN	804,956,287	USD	39,671,000	UBS AG	09/19/18	356,495
NOK	129,558,545	AUD	21,493,000	Goldman Sachs International	09/19/18	48,619
NOK	280,538,578	AUD	46,568,000	Royal Bank of Scotland	09/19/18	84,328
NOK	271,256,167	USD	33,373,000	Bank of America NA	09/19/18	38,906
NOK	58,962,669	USD	7,213,000	BNP Paribas SA	09/19/18	49,711
NOK	98,031,252	USD	12,000,000	Citibank NA	09/19/18	74,973
NOK	76,317,285	USD	9,384,000	JP Morgan Chase Bank NA	09/19/18	16,361
RUB	920,702,286	USD	14,427,000	BNP Paribas SA	09/19/18	113,214
RUB	921,452,490	USD	14,427,000	Deutsche Bank AG	09/19/18	125,063
RUB	921,885,300	USD	14,427,000	Morgan Stanley & Co. International plc	09/19/18	131,897
SEK	37,194,532	USD	4,163,000	Bank of America NA	09/19/18	15,074
SEK	42,069,624	USD	4,688,000	Citibank NA	09/19/18	37,695
TRY	322,235,216	USD	66,309,000	BNP Paribas SA	09/19/18	1,499,601
TWD	320,948,775	USD	10,535,000	Citibank NA	09/19/18	48,992
USD	21,418,600	AUD	28,852,000	JP Morgan Chase Bank NA	09/19/18	61,542
USD	50,733,000	BRL	190,400,949	BNP Paribas SA	09/19/18	2,008,990

CONSOLIDATED SCHEDULES OF INVESTMENTS	85

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,426,000	BRL	54,804,374	Deutsche Bank AG	09/19/18	$401,444
USD	14,427,000	CAD	18,665,076	BNP Paribas SA	09/19/18	210,019
USD	42,462,390	EUR	36,065,000	Citibank NA	09/19/18	91,966
USD	29,766,300	EUR	25,000,000	JP Morgan Chase Bank NA	09/19/18	395,425
USD	1,185,975	GBP	894,000	Bank of America NA	09/19/18	1,928
USD	24,940,007	GBP	18,754,000	Barclays Bank plc	09/19/18	101,516
USD	57,438,323	GBP	43,278,000	JP Morgan Chase Bank NA	09/19/18	119,342
USD	21,928,000	JPY	2,398,024,152	Barclays Bank plc	09/19/18	147,723
USD	17,312,000	JPY	1,885,235,251	Deutsche Bank AG	09/19/18	189,175
USD	4,184,000	JPY	459,416,170	Goldman Sachs International	09/19/18	11,310
USD	18,032,000	JPY	1,968,035,921	JP Morgan Chase Bank NA	09/19/18	157,131
USD	187,069,500	JPY	20,510,686,246	Morgan Stanley & Co. International plc	09/19/18	779,284
USD	17,312,000	JPY	1,897,724,128	Royal Bank of Canada	09/19/18	75,744
USD	18,032,000	JPY	1,970,038,194	Standard Chartered Bank	09/19/18	138,945
USD	29,105,800	KRW	32,177,765,710	HSBC Bank plc	09/19/18	139,794
USD	8,655,360	MXN	173,874,930	JP Morgan Chase Bank NA	09/19/18	9,204
USD	10,000,000	NOK	80,676,620	Bank of America NA	09/19/18	62,679
USD	1,081,818	NOK	8,760,779	BNP Paribas SA	09/19/18	2,711
USD	3,440,182	NOK	27,858,594	BNP Paribas SA	09/19/18	8,707
USD	7,213,000	NOK	58,387,489	JP Morgan Chase Bank NA	09/19/18	21,137
USD	11,569,084	NZD	16,654,000	Bank of America NA	09/19/18	288,482
USD	824,790	NZD	1,196,000	Barclays Bank plc	09/19/18	14,679
USD	347,000	SEK	3,056,257	Bank of America NA	09/19/18	3,690
USD	19,115,000	SEK	167,886,395	Barclays Bank plc	09/19/18	256,264
USD	19,115,000	SEK	169,568,687	BNP Paribas SA	09/19/18	67,292
USD	4,163,000	SEK	36,998,979	Goldman Sachs International	09/19/18	6,892
USD	14,426,000	TWD	433,530,152	JP Morgan Chase Bank NA	09/19/18	129,390
USD	7,935,000	ZAR	109,257,015	Bank of America NA	09/19/18	52,182
USD	41,836,000	ZAR	577,967,170	BNP Paribas SA	09/19/18	136,067
USD	15,148,000	ZAR	208,966,660	Goldman Sachs International	09/19/18	71,199
USD	3,109,630	ZAR	42,359,237	HSBC Bank plc	09/19/18	53,440
USD	5,411,000	ZAR	72,731,605	Morgan Stanley & Co. International plc	09/19/18	163,465
ZAR	110,098,839	USD	7,935,000	Bank of America NA	09/19/18	8,555
ZAR	150,008,681	USD	10,819,000	JP Morgan Chase Bank NA	09/19/18	4,023
ZAR	403,226,896	USD	28,852,000	Morgan Stanley & Co. International plc	09/19/18	240,544
USD	88,344,000	CNH	562,866,127	Nomura International plc	09/28/18	3,786,450
USD	347,025,409	EUR	279,728,360	Toronto Dominion Bank	09/28/18	18,164,164
USD	344,663,895	JPY	36,431,134,250	Bank of America NA	09/28/18	13,555,998
USD	173,569,117	JPY	18,345,821,750	HSBC Bank plc	09/28/18	6,831,337
USD	171,185,428	JPY	18,085,312,500	JP Morgan Chase Bank NA	09/28/18	6,815,311
USD	173,678,388	JPY	18,345,821,750	Nomura International plc	09/28/18	6,940,607
USD	173,816,610	JPY	18,345,821,750	UBS AG	09/28/18	7,078,830
USD	19,494,411	BRL	75,288,000	Barclays Bank plc	10/05/18	254,519
USD	2,757,653	IDR	39,960,942,780	BNP Paribas SA	10/05/18	5,343
USD	2,907,120	CNY	19,312,000	Barclays Bank plc	10/09/18	10,657
USD	14,510,000	MXN	285,701,900	Barclays Bank plc	06/14/19	876,588
USD	117,456,320	EUR	90,560,000	Deutsche Bank AG	12/13/19	6,772,446
USD	118,217,024	EUR	90,560,000	Deutsche Bank AG	02/25/20	6,789,572
USD	120,429,726	JPY	12,064,650,000	HSBC Bank plc	03/16/20	5,510,545

						279,052,913

ARS	656,502,184	USD	25,435,400	BNP Paribas SA	07/02/18	(2,738,695)
BRL	25,966,137	USD	6,948,800	Barclays Bank plc	07/03/18	(249,158)
BRL	315,685,905	USD	85,215,660	BNP Paribas SA	07/03/18	(3,764,096)
BRL	104,088,875	USD	31,025,000	Royal Bank of Scotland	07/03/18	(4,168,553)
BRL	39,535,198	USD	10,423,200	UBS AG	07/03/18	(222,543)
CLP	12,178,769,600	USD	19,694,000	JP Morgan Chase Bank NA	07/03/18	(1,054,785)
IDR	476,961,625,000	USD	34,475,000	Nomura International plc	07/03/18	(1,190,867)
MXN	252,851,509	USD	13,790,000	Goldman Sachs International	07/03/18	(1,058,463)
RUB	1,604,052,800	USD	27,580,000	Credit Suisse International	07/03/18	(2,038,266)
USD	11,180,000	BRL	44,161,000	Deutsche Bank AG	07/03/18	(214,182)
USD	29,869,660	BRL	116,754,527	Goldman Sachs International	07/03/18	(254,710)
USD	10,342,000	BRL	40,753,685	Morgan Stanley & Co. International plc	07/03/18	(173,045)
USD	11,184,000	BRL	43,818,912	UBS AG	07/03/18	(121,918)

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,790,000	MXN	281,896,559	Morgan Stanley & Co. International plc	07/03/18	$(404,009)
USD	10,025,000	RUB	655,133,750	Bank of America NA	07/03/18	(406,858)
BRL	75,288,000	USD	19,655,183	Barclays Bank plc	07/05/18	(234,432)
CLP	25,481,925,000	USD	40,447,500	Deutsche Bank AG	07/05/18	(1,447,898)
CNY	19,312,000	USD	2,927,879	Barclays Bank plc	07/05/18	(12,942)
IDR	39,960,942,780	USD	2,812,779	BNP Paribas SA	07/05/18	(21,347)
JPY	1,138,596,896	EUR	8,962,500	Royal Bank of Canada	07/05/18	(182,490)
ZAR	184,823,760	EUR	12,000,000	Citibank NA	07/05/18	(545,344)
ZAR	214,902,385	USD	16,773,000	BNP Paribas SA	07/05/18	(1,110,618)
ZAR	216,117,441	USD	16,871,100	Goldman Sachs International	07/05/18	(1,120,164)
RUB	8,100,698,295	USD	129,756,500	JP Morgan Chase Bank NA	07/09/18	(847,982)
ZAR	432,107,428	USD	33,331,400	BNP Paribas SA	07/10/18	(1,858,482)
ZAR	201,096,809	USD	14,748,098	Deutsche Bank AG	07/10/18	(101,038)
ZAR	475,194,270	USD	37,754,000	Goldman Sachs & Co.	07/10/18	(3,142,815)
ZAR	65,190,275	USD	4,794,902	Goldman Sachs International	07/10/18	(46,712)
ZAR	240,055,034	USD	18,877,000	Morgan Stanley & Co. International plc	07/10/18	(1,392,384)
BRL	66,782,100	USD	17,700,000	BNP Paribas SA	07/12/18	(487,915)
EUR	10,622,000	JPY	1,374,401,611	Goldman Sachs International	07/12/18	(8,949)
JPY	879,739,438	EUR	6,904,000	Credit Suisse International	07/12/18	(116,939)
RUB	2,044,328,835	USD	32,872,308	Bank of America NA	07/12/18	(351,127)
RUB	3,679,550,657	USD	59,085,734	Citibank NA	07/12/18	(551,446)
TWD	535,602,000	USD	17,700,000	JP Morgan Chase Bank NA	07/12/18	(102,640)
INR	1,211,467,229	USD	17,850,477	Deutsche Bank AG	07/13/18	(177,701)
MYR	32,252,401	USD	8,093,451	Morgan Stanley & Co. International plc	07/13/18	(111,081)
USD	22,354,000	MXN	449,030,968	Royal Bank of Scotland	07/13/18	(219,243)
USD	2,702,000	RUB	170,010,380	Barclays Bank plc	07/13/18	(2,219)
MXN	472,183,019	USD	23,762,000	Goldman Sachs International	07/17/18	(40,205)
EUR	4,283,262	USD	5,034,139	UBS AG	07/18/18	(26,650)
USD	4,405,863	CHF	4,384,057	Nomura International plc	07/18/18	(26,753)
USD	79,222,000	MXN	1,581,809,830	Citibank NA	07/23/18	(168,839)
ZAR	147,519,333	USD	12,191,429	BNP Paribas SA	07/23/18	(1,465,274)
ZAR	95,560,577	USD	7,888,571	UBS AG	07/23/18	(940,346)
SGD	53,754,856	USD	39,825,000	Standard Chartered Bank	07/25/18	(355,154)
JPY	2,115,029,575	USD	19,281,500	Standard Chartered Bank	07/27/18	(146,806)
USD	17,893,200	TRY	85,024,000	Deutsche Bank AG	07/27/18	(424,109)
USD	33,223,000	KRW	37,209,760,000	JP Morgan Chase Bank NA	07/30/18	(208,109)
ARS	736,365,615	USD	27,641,352	BNP Paribas SA	07/31/18	(2,962,239)
CLP	12,710,626,875	USD	20,223,750	Royal Bank of Scotland	07/31/18	(768,725)
ZAR	199,063,864	USD	14,747,656	Deutsche Bank AG	07/31/18	(289,089)
BRL	225,334,349	USD	60,274,000	JP Morgan Chase Bank NA	08/02/18	(2,347,432)
USD	11,182,000	TRY	53,124,620	Barclays Bank plc	08/02/18	(232,977)
CNY	110,569,443	USD	17,257,600	Deutsche Bank AG	08/03/18	(607,997)
USD	43,327,091	EUR	37,090,000	Bank of America NA	08/03/18	(87,242)
ZAR	46,966,091	USD	3,452,700	Royal Bank of Scotland	08/03/18	(42,798)
USD	1,853,482,572	EUR	1,588,688,000	HSBC Bank plc	08/06/18	(6,541,688)
USD	664,814,544	GBP	504,417,000	Barclays Bank plc	08/06/18	(1,946,522)
USD	2,803,536	NZD	4,148,000	BNP Paribas SA	08/06/18	(5,975)
RUB	3,481,812,000	USD	55,620,000	BNP Paribas SA	08/07/18	(393,382)
ARS	208,228,200	USD	8,786,000	BNP Paribas SA	08/08/18	(1,862,819)
ARS	205,006,667	USD	8,786,000	JP Morgan Chase Bank NA	08/08/18	(1,969,928)
USD	19,040,000	IDR	275,318,400,000	JP Morgan Chase Bank NA	08/09/18	(113,626)
COP	47,295,903,000	USD	16,700,000	Goldman Sachs International	08/10/18	(591,630)
TWD	536,681,700	USD	17,700,000	BNP Paribas SA	08/10/18	(40,759)
ZAR	498,210,144	USD	36,592,250	Barclays Bank plc	08/10/18	(455,290)
USD	4,450,359	IDR	64,183,082,756	Deutsche Bank AG	08/14/18	(10,429)
USD	60,599,107	ZAR	837,364,525	Barclays Bank plc	08/16/18	(87,752)
ZAR	548,765,556	USD	40,085,139	Bank of America NA	08/16/18	(314,099)
CNH	359,239,578	USD	56,097,000	JP Morgan Chase Bank NA	08/20/18	(2,040,712)
IDR	97,999,953,003	USD	6,888,792	Citibank NA	08/20/18	(85,831)
IDR	97,999,955,000	USD	6,877,190	Goldman Sachs International	08/20/18	(74,229)
IDR	96,537,265,000	USD	6,775,020	Nomura International plc	08/20/18	(73,597)
TRY	631,754,000	USD	162,502,797	BNP Paribas SA	08/20/18	(27,870,282)
RUB	3,311,622,178	USD	52,771,492	Bank of America NA	08/21/18	(325,801)
RUB	2,173,682,247	USD	34,673,508	Credit Suisse International	08/21/18	(249,211)

CONSOLIDATED SCHEDULES OF INVESTMENTS	87

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	49,412,869	MXN	989,828,713	Deutsche Bank AG	08/22/18	$(21,579)
USD	25,155,000	COP	74,549,358,000	Royal Bank of Scotland	08/27/18	(215,041)
USD	22,488,625	ZAR	312,795,230	Goldman Sachs International	08/27/18	(146,422)
ZAR	115,689,958	USD	8,385,000	Northern Trust Co.	08/27/18	(13,237)
IDR	700,840,759,000	USD	50,124,500	Deutsche Bank AG	08/31/18	(1,578,662)
CLP	8,568,606,000	USD	13,215,000	JP Morgan Chase Bank NA	09/05/18	(100,586)
CLP	8,162,005,500	USD	12,555,000	UBS AG	09/05/18	(62,895)
ARS	123,975,000	USD	4,500,000	JP Morgan Chase Bank NA	09/12/18	(515,724)
AUD	9,320,000	USD	7,037,607	JP Morgan Chase Bank NA	09/13/18	(138,784)
CAD	4,530,000	USD	3,506,995	Bank of America NA	09/13/18	(56,876)
CAD	9,130,000	USD	7,023,963	JP Morgan Chase Bank NA	09/13/18	(70,411)
CHF	6,860,000	USD	7,010,221	Goldman Sachs International	09/13/18	(38,842)
CNY	79,879,746	USD	12,036,789	HSBC Bank plc	09/13/18	(40,844)
EUR	8,910,000	USD	10,535,077	Goldman Sachs International	09/13/18	(72,109)
JPY	678,750,000	USD	6,200,402	ANZ Banking Group Ltd.	09/13/18	(38,310)
JPY	375,500,000	USD	3,464,500	Bank of America NA	09/13/18	(55,490)
JPY	375,500,000	USD	3,464,393	Citibank NA	09/13/18	(55,383)
JPY	386,000,000	USD	3,512,086	Goldman Sachs International	09/13/18	(7,750)
JPY	437,704,000	USD	4,025,016	Royal Bank of Scotland	09/13/18	(51,281)
NZD	10,140,000	USD	7,095,171	ANZ Banking Group Ltd.	09/13/18	(226,904)
NZD	4,910,000	USD	3,464,133	Westpac Banking Corp.	09/13/18	(138,374)
SGD	9,440,000	USD	7,068,948	Royal Bank of Scotland	09/13/18	(129,597)
THB	446,200,000	USD	14,064,618	Morgan Stanley & Co. International plc	09/13/18	(567,839)
ARS	279,061,800	USD	10,240,800	BNP Paribas SA	09/14/18	(1,289,921)
ARS	300,708,750	USD	11,125,000	Citibank NA	09/14/18	(1,479,798)
ARS	345,178,506	USD	12,770,200	JP Morgan Chase Bank NA	09/14/18	(1,698,635)
CNY	44,780,000	USD	6,953,416	JP Morgan Chase Bank NA	09/14/18	(228,947)
IDR	246,160,000,000	USD	17,494,137	Bank of America NA	09/14/18	(482,512)
INR	1,438,000,000	USD	21,198,496	Deutsche Bank AG	09/14/18	(410,308)
PHP	741,100,000	USD	13,963,260	Nomura International plc	09/14/18	(160,823)
THB	225,600,000	USD	7,079,313	Morgan Stanley & Co. International plc	09/14/18	(255,036)
USD	2,305,954	IDR	33,729,184,907	Royal Bank of Scotland	09/14/18	(25,003)
USD	10,043,762	INR	700,000,000	Royal Bank of Scotland	09/14/18	(75,662)
USD	13,748,261	PHP	741,100,000	Deutsche Bank AG	09/14/18	(54,176)
ARS	139,250,000	USD	5,000,000	BNP Paribas SA	09/17/18	(546,696)
USD	5,835,000	MXN	119,547,480	Goldman Sachs International	09/17/18	(111,420)
JPY	957,764,964	USD	8,760,000	UBS AG	09/18/18	(61,650)
AUD	28,852,000	USD	21,504,988	Standard Chartered Bank	09/19/18	(147,930)
BRL	55,557,411	USD	14,426,000	Barclays Bank plc	09/19/18	(208,740)
BRL	27,812,607	USD	7,213,000	BNP Paribas SA	09/19/18	(95,695)
BRL	33,381,864	USD	8,656,000	Deutsche Bank AG	09/19/18	(113,510)
BRL	80,964,692	USD	20,918,000	Goldman Sachs International	09/19/18	(198,962)
BRL	42,653,507	USD	11,181,000	Morgan Stanley & Co. International plc	09/19/18	(265,877)
CAD	34,426,000	MXN	552,520,087	Bank of America NA	09/19/18	(1,252,874)
EUR	25,000,000	USD	29,532,875	Bank of America NA	09/19/18	(162,000)
EUR	44,870,000	USD	52,771,302	Goldman Sachs International	09/19/18	(56,456)
EUR	270,842,095	USD	321,265,310	Royal Bank of Scotland	09/19/18	(3,070,539)
GBP	16,590,000	USD	22,043,714	Deutsche Bank AG	09/19/18	(71,304)
GBP	50,119,000	USD	66,864,259	HSBC Bank plc	09/19/18	(484,803)
JPY	1,994,176,912	CHF	18,032,000	Goldman Sachs International	09/19/18	(222,160)
JPY	1,858,435,220	EUR	14,426,000	JP Morgan Chase Bank NA	09/19/18	(68,759)
JPY	458,143,816	USD	4,184,000	Bank of America NA	09/19/18	(22,866)
JPY	14,801,023,881	USD	134,793,000	Goldman Sachs International	09/19/18	(361,324)
KRW	23,392,406,130	USD	21,641,000	Barclays Bank plc	09/19/18	(583,460)
NOK	81,017,100	USD	10,000,000	BNP Paribas SA	09/19/18	(20,741)
NZD	28,853,000	USD	19,909,003	Citibank NA	09/19/18	(365,397)
NZD	16,654,000	USD	11,560,041	JP Morgan Chase Bank NA	09/19/18	(279,438)
NZD	1,196,000	USD	815,495	Royal Bank of Scotland	09/19/18	(5,383)
PLN	12,659,768	EUR	2,920,833	Bank of America NA	09/19/18	(47,325)
PLN	2,531,778	EUR	584,167	Citibank NA	09/19/18	(9,512)
PLN	10,126,763	EUR	2,336,667	Deutsche Bank AG	09/19/18	(38,141)
PLN	2,531,942	EUR	584,167	HSBC Bank plc	09/19/18	(9,468)
PLN	12,658,746	EUR	2,920,833	JP Morgan Chase Bank NA	09/19/18	(47,598)
PLN	2,531,778	EUR	584,167	Royal Bank of Canada	09/19/18	(9,512)

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	2,531,697	EUR	584,167	State Street Bank and Trust Co.	09/19/18	$(9,534)
SEK	387,577,089	CHF	43,032,000	Deutsche Bank AG	09/19/18	(217,125)
SEK	186,348,639	EUR	18,032,000	Bank of America NA	09/19/18	(252,019)
SEK	3,957,390	USD	447,389	Bank of America NA	09/19/18	(2,854)
SEK	169,779,430	USD	19,115,000	BNP Paribas SA	09/19/18	(43,619)
SEK	3,071,376	USD	347,000	Deutsche Bank AG	09/19/18	(1,991)
SEK	124,616,116	USD	14,426,000	Morgan Stanley & Co. International plc	09/19/18	(427,829)
TRY	61,622,064	USD	12,984,000	Morgan Stanley & Co. International plc	09/19/18	(16,746)
USD	61,983,747	AUD	84,015,000	BNP Paribas SA	09/19/18	(206,506)
USD	13,333,041	AUD	18,032,000	Citibank NA	09/19/18	(14,750)
USD	29,123,454	AUD	39,672,000	Deutsche Bank AG	09/19/18	(242,870)
USD	6,973,876	AUD	9,457,000	Royal Bank of Canada	09/19/18	(26,460)
USD	70,460,615	CAD	92,719,335	Bank of America NA	09/19/18	(162,675)
USD	14,426,000	CAD	19,168,937	Barclays Bank plc	09/19/18	(174,767)
USD	18,011,000	CAD	23,922,988	Goldman Sachs International	09/19/18	(210,875)
USD	70,942,000	CAD	94,074,605	JP Morgan Chase Bank NA	09/19/18	(713,584)
USD	14,426,000	CAD	19,130,751	Morgan Stanley & Co. International plc	09/19/18	(145,681)
USD	58,427,000	CAD	77,453,168	Royal Bank of Canada	09/19/18	(568,220)
USD	5,078,000	CHF	5,016,579	Goldman Sachs International	09/19/18	(22,724)
USD	4,508,000	CHF	4,450,360	Morgan Stanley & Co. International plc	09/19/18	(17,008)
USD	39,556,529	EUR	33,903,000	Bank of America NA	09/19/18	(273,902)
USD	33,645,483	EUR	28,853,000	BNP Paribas SA	09/19/18	(252,031)
USD	71,522,899	EUR	61,091,000	Citibank NA	09/19/18	(248,945)
USD	36,282,202	EUR	31,019,000	Deutsche Bank AG	09/19/18	(160,005)
USD	51,991,425	EUR	44,438,000	Goldman Sachs International	09/19/18	(215,893)
USD	4,305,215	EUR	3,692,000	Morgan Stanley & Co. International plc	09/19/18	(32,276)
USD	37,821,390	GBP	28,601,000	Deutsche Bank AG	09/19/18	(58,831)
USD	11,844,319	GBP	9,031,000	UBS AG	09/19/18	(116,671)
USD	7,935,000	KRW	8,822,926,500	Morgan Stanley & Co. International plc	09/19/18	(7,284)
USD	33,180,000	MXN	687,688,680	Deutsche Bank AG	09/19/18	(1,016,211)
USD	9,376,640	MXN	189,256,226	Goldman Sachs International	09/19/18	(34,371)
USD	29,574,000	MXN	618,451,488	Morgan Stanley & Co. International plc	09/19/18	(1,179,302)
USD	67,082,000	MXN	1,399,593,884	Standard Chartered Bank	09/19/18	(2,514,620)
USD	228,411,699	MXN	4,751,420,167	UBS AG	09/19/18	(7,858,827)
USD	9,384,000	NOK	76,716,659	Barclays Bank plc	09/19/18	(65,554)
USD	43,281,000	RUB	2,755,268,460	BNP Paribas SA	09/19/18	(231,649)
USD	101,047,760	TRY	495,969,386	HSBC Bank plc	09/19/18	(3,320,069)
USD	4,448,000	TRY	21,469,015	Royal Bank of Scotland	09/19/18	(69,768)
USD	10,535,000	TWD	321,159,475	Bank of America NA	09/19/18	(55,940)
USD	19,115,000	ZAR	267,275,488	Morgan Stanley & Co. International plc	09/19/18	(168,743)
ZAR	147,983,869	USD	10,863,630	HSBC Bank plc	09/19/18	(186,696)
ZAR	298,393,960	USD	21,640,000	Morgan Stanley & Co. International plc	09/19/18	(111,081)
CNY	558,879,003	USD	88,344,000	Bank of America NA	09/28/18	(4,483,616)
MXN	1,490,902,127	USD	76,570,000	HSBC Bank plc	11/26/18	(3,222,127)
MXN	288,676,450	USD	14,510,000	Barclays Bank plc	06/14/19	(734,645)

						(137,988,557)

	Net Unrealized Appreciation					$141,064,356

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.44%	Citibank NA	07/23/18	USD	3,427,060	$343	$1,713,530	$(1,713,187)
10S-2S CMS Index Cap	0.24%	Citibank NA	09/07/18	USD	1,477,500	147,854	1,625,250	(1,477,396)
30S-5S CMS Index Cap	0.17%	Citibank NA	09/07/18	USD	1,477,500	94,072	1,529,212	(1,435,140)
2Y-10Y CMS Index Cap	0.24%	Barclays Bank plc	01/24/19	USD	514,000	162,583	729,880	(567,297)
2Y-10Y CMS Index Cap	0.33%	Barclays Bank plc	01/30/19	USD	546,960	103,512	601,656	(498,144)
2Y-10 CMS Index Cap	0.21%	Goldman Sachs International	05/29/20	USD	3,145,483	3,883,445	4,875,499	(992,054)
5Y-30Y CMS Index Cap	0.00%	Morgan Stanley & Co. International plc	06/22/20	USD	1,000,000	1,603,220	1,812,111	(208,891)

						$5,995,029	$12,887,138	$(6,892,109)

CONSOLIDATED SCHEDULES OF INVESTMENTS	89

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CBOE Volatility Index	14,995	07/18/18	USD	17.00	USD	24,127	$2,024,325
Financial Select Sector SPDR Fund	67,770	07/20/18	USD	28.00	USD	180,200	643,815
iShares MSCI Emerging Markets ETF	20,018	07/20/18	USD	50.00	USD	86,738	60,054
iShares Russell 2000 ETF	12,749	07/20/18	USD	170.00	USD	208,790	325,100
SPDR S&P500 ETF Trust	4,981	07/20/18	USD	300.00	USD	135,125	7,472
SPDR S&P500 ETF Trust	9,639	07/20/18	USD	280.00	USD	261,487	245,795
SPDR S&P500 ETF Trust	9,989	07/20/18	USD	279.00	USD	270,982	399,560
SPDR S&P500 ETF Trust	20,035	07/20/18	USD	283.00	USD	543,509	150,263
U.S. Treasury 10 Year Note	12,016	07/27/18	USD	120.00	USD	1,201,600	6,571,250
EURO STOXX 50 Index	284	08/17/18	EUR	3,550.00	EUR	9,644	38,140
EURO STOXX 50 Index	570	08/17/18	EUR	3,600.00	EUR	19,355	33,615
EURO STOXX 50 Index	1,251	08/17/18	EUR	3,750.00	EUR	42,479	6,574
Freeport-McMoRan, Inc.	3,747	08/17/18	USD	25.00	USD	6,467	7,494
iShares China Large-Cap ETF	19,780	08/17/18	USD	45.00	USD	84,995	1,127,460
iShares MSCI Emerging Markets ETF	8,901	08/17/18	USD	45.00	USD	38,568	449,501
PowerShares QQQ Trust, Series 1 ETF	4,500	08/17/18	USD	176.00	USD	77,243	1,212,750
S&P 500 Index	47	08/17/18	USD	2,725.00	USD	12,776	217,845
S&P 500 Index	161	08/17/18	USD	2,850.00	USD	43,766	49,105
U.S. Treasury 10 Year Note	1,409	08/24/18	USD	120.50	USD	140,900	770,547
U.S. Treasury 5 Year Note	1,500	08/24/18	USD	114.50	USD	150,000	222,656
iShares China Large-Cap ETF	7,022	09/21/18	USD	45.00	USD	30,174	639,002
PowerShares QQQ Trust, Series 1 ETF	1,800	09/21/18	USD	180.00	USD	30,897	450,000
90-day Eurodollar October 2018 Futures	2,103	10/12/18	USD	97.25	USD	525,750	407,456
WTI Crude Oil(a)	40,000	10/19/18	USD	14.00	USD	60,240	5,800,000
90-day Eurodollar December 2018 Futures	1,050	12/14/18	USD	97.25	USD	262,500	262,500
90-day Eurodollar December 2018 Futures	3,000	12/14/18	USD	98.00	USD	750,000	112,500
SPDR S&P500 ETF Trust	3,964	12/21/18	USD	285.00	USD	107,535	1,688,664
90-day Eurodollar March 2019 Futures	3,346	03/18/19	USD	97.38	USD	836,500	752,850
90-day Eurodollar June 2019 Futures	2,006	06/17/19	USD	97.50	USD	501,500	401,200
90-day Eurodollar December 2019 Futures	2,507	12/16/19	USD	98.00	USD	626,750	376,050
SPDR S&P500 ETF Trust	9,200	12/20/19	USD	300.00	USD	249,578	7,820,000
90-day Eurodollar March 2020 Futures	2,000	03/16/20	USD	97.50	USD	500,000	775,000

							34,048,543

Put
iShares Russell 2000 ETF	10,000	07/06/18	USD	161.00	USD	49,420	530,000
EURO STOXX Bank Index	7,000	07/20/18	EUR	105.00	EUR	196,540	286,111
iShares iBoxx $ High Yield Corporate Bond ETF	2,678	07/20/18	USD	85.50	USD	22,784	249,054
iShares MSCI Frontier 100 ETF	375	07/20/18	CAD	18.00	CAD	545	12,693
SPDR S&P Retail ETF	10,000	07/20/18	USD	47.00	USD	49,420	365,000
EURO STOXX 50 Index	250	08/17/18	EUR	3,475.00	EUR	8,489	339,100
EURO STOXX 50 Index	254	08/17/18	EUR	3,450.00	EUR	8,625	300,774
EURO STOXX 50 Index	304	08/17/18	EUR	3,200.00	EUR	10,323	91,238
EURO STOXX 50 Index	347	08/17/18	EUR	3,400.00	EUR	11,783	313,443
EURO STOXX 50 Index	369	08/17/18	EUR	3,350.00	EUR	12,530	249,071
iShares iBoxx $ High Yield Corporate Bond ETF	1,772	08/17/18	USD	85.00	USD	15,076	197,578
Mosaic Co.	500	08/17/18	USD	26.00	USD	1,403	29,500
S&P 500 Index	43	08/17/18	USD	2,675.00	USD	11,689	150,930
S&P 500 Index	43	08/17/18	USD	2,720.00	USD	11,689	208,550
S&P 500 Index	63	08/17/18	USD	2,770.00	USD	17,126	447,615
S&P 500 Index	78	08/17/18	USD	2,650.00	USD	21,203	229,710
SPDR S&P500 ETF Trust	5,003	08/17/18	USD	240.00	USD	135,721	357,715
SPDR S&P500 ETF Trust	5,003	08/17/18	USD	260.00	USD	135,721	1,083,150
Uniti Group, Inc.	400	08/17/18	USD	12.50	USD	801	7,000
Euro-Bund	442	08/24/18	EUR	159.50	EUR	44,200	103,234
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,000	09/21/18	USD	114.00	USD	57,285	562,500
SPDR S&P500 ETF Trust	1,607	09/21/18	USD	244.00	USD	43,595	297,295

							6,411,261

							$40,459,804

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	One-Touch	Deutsche Bank AG	07/24/18	GBP	0.77	GBP	0.77	EUR	1,000	$—
USD Currency	One-Touch	Goldman Sachs International	09/21/18	USD	2,590.15	USD	2,590.15	USD	16,232	212,886
USD Currency	One-Touch	Goldman Sachs International	10/19/18	USD	2,590.15	USD	2,590.15	USD	16,232	327,986
USD Currency	One-Touch	Goldman Sachs International	11/16/18	USD	2,590.15	USD	2,590.15	USD	16,232	416,915

										957,787

Put
USD Currency	One-Touch	Deutsche Bank AG	07/06/18	MXN	18.35	MXN	18.35	USD	2,773.00	$24,466
USD Currency	Down and Out	Deutsche Bank AG	07/19/18	BRL	3.68	BRL	3.55	USD	44,522.00	23,590
USD Currency	One-Touch	Deutsche Bank AG	07/20/18	TRY	4.30	TRY	4.30	USD	2,013.00	19,306
USD Currency	One-Touch	BNP Paribas SA	07/20/18	ZAR	11.60	ZAR	11.60	USD	2,682.00	—
USD Currency	One-Touch	Morgan Stanley & Co. International plc	07/24/18	TRY	4.30	TRY	4.30	USD	3,182.00	151,558
USD Currency	One-Touch	Deutsche Bank AG	08/02/18	MXN	19.00	MXN	19.00	USD	1,442.00	237,107
USD Currency	Down and Out	Morgan Stanley & Co. International plc	08/10/18	TRY	4.65	TRY	4.38	USD	26,824.00	544,887
USD Currency	One-Touch	Deutsche Bank AG	08/20/18	BRL	3.50	BRL	3.50	USD	1,969.00	64,403
						CHF	1.19
EUR/JPY EUR/CHF	Dual Digital	UBS AG	08/21/18	JPY	129.43	JPY	129.43	JPY	1,250	6,280
						CNH	6.32
EUR/USD USD/CNH	Dual Digital	Deutsche Bank AG	08/22/18	USD	1.19	USD	1.19	USD	1,000	2,094
USD Currency	One-Touch	Deutsche Bank AG	08/23/18	MXN	18.75	MXN	18.75	USD	9,607.00	70,385
EUR Currency	One-Touch	Citibank NA	08/31/18	USD	1.11	USD	1.11	EUR	10,001	679,589
INR Currency	One-Touch	Deutsche Bank AG	08/31/18	KRW	67.15	KRW	67.15	INR	1,000	108,356
EUR Currency	One-Touch	Goldman Sachs International	09/20/18	USD	1.11	USD	1.11	EUR	2,164	166,474
USD Currency	Up and In	Goldman Sachs International	09/21/18	USD	2,850.00	USD	2,850.00	USD	97,368	18,236
USD Currency	Up and In	Morgan Stanley & Co. International plc	09/21/18	USD	2,850.00	USD	2,850.00	USD	194,748	506,343
USD Currency	Up and In	Citibank NA	09/21/18	USD	2,850.00	USD	2,850.00	USD	389,475	100,464
EUR Currency	One-Touch	BNP Paribas SA	10/01/18	USD	1.12	USD	1.12	EUR	3,500	465,135
USD Currency	One-Touch	Morgan Stanley & Co. International plc	10/25/18	MXN	16.50	MXN	16.50	USD	3,353	78,693
						USD	1.17
EUR/USD USD/TRY	Dual Digital	UBS AG	11/02/18	USD	1.17	TRY	3.90	USD	2,000	1,291
						USD	1.17
EUR/USD USD/TRY	Dual Digital	UBS AG	11/02/18	USD	1.17	TRY	3.80	USD	3,000	1,490
USD Currency	One-Touch	Citibank NA	01/28/19	JPY	106.75	JPY	106.75	USD	9,041	176,674

										3,446,821

										$4,404,608

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	Barclays Bank plc	—	07/02/18	USD	0.77	AUD	79,345	$6
EUR Currency	Barclays Bank plc	—	07/02/18	JPY	129.55	EUR	50,085	88,865
EUR Currency	Citibank NA	—	07/03/18	ZAR	15.00	EUR	10,064	772,421
USD Currency	JP Morgan Chase Bank NA	—	07/03/18	SEK	9.00	USD	25,247	41,153
GBP Currency	JP Morgan Chase Bank NA	—	07/05/18	USD	1.40	GBP	64,495	9
USD Currency	Morgan Stanley & Co. International plc	—	07/06/18	ZAR	13.10	USD	39,086	1,849,177
AUD Currency	Citibank NA	—	07/09/18	USD	0.78	AUD	71,895	46
AUD Currency	Deutsche Bank AG	—	07/09/18	USD	0.77	AUD	71,662	3,200
AUD Currency	JP Morgan Chase Bank NA	—	07/09/18	USD	0.77	AUD	71,662	3,043
USD Currency	Deutsche Bank AG	—	07/09/18	TWD	30.15	USD	35,400	388,680
USD Currency	HSBC Bank plc	—	07/09/18	KRW	1,140.00	USD	60,040	48,847
AUD Currency	Barclays Bank plc	—	07/10/18	JPY	84.75	AUD	90,164	10,605
CHF Currency	Royal Bank of Scotland	—	07/10/18	JPY	111.90	CHF	72,132	245,000
USD Currency	Citibank NA	—	07/10/18	MXN	20.50	USD	43,280	165,781
USD Currency	JP Morgan Chase Bank NA	—	07/10/18	KRW	1,130.00	USD	58,370	112,306
USD Currency	JP Morgan Chase Bank NA	—	07/11/18	MXN	19.20	USD	13,790	473,914
CAD Currency	Morgan Stanley & Co. International plc	—	07/12/18	JPY	88.00	CAD	73,540	5,773
TOPIX Index	Goldman Sachs International	3,000,000	07/13/18	JPY	1,869.17	JPY	5,192,670	226
TOPIX Index	UBS AG	3,500,000	07/13/18	JPY	1,828.05	JPY	6,058,115	3,288
USD Currency	Bank of America NA	—	07/13/18	CNH	6.40	USD	21,012	731,078

CONSOLIDATED SCHEDULES OF INVESTMENTS	91

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Bank of America NA	—	07/13/18	CNH	6.50	USD	79,351	$1,587,001
USD Currency	Deutsche Bank AG	—	07/13/18	CAD	1.31	USD	90,164	773,872
USD Currency	Morgan Stanley & Co. International plc	—	07/13/18	BRL	3.52	USD	35,829	3,241,238
USD Currency	Morgan Stanley & Co. International plc	—	07/13/18	TRY	4.68	USD	72,132	672,490
USD Currency	Royal Bank of Canada	—	07/13/18	CAD	1.29	USD	72,132	1,615,572
USD Currency	BNP Paribas SA	—	07/17/18	JPY	111.50	USD	72,132	214,549
NZD Currency	Citibank NA	—	07/18/18	USD	0.71	NZD	64,496	2,894
USD Currency	Deutsche Bank AG	—	07/19/18	MXN	21.50	USD	13,412	10,308
USD Currency	JP Morgan Chase Bank NA	—	07/19/18	MXN	20.00	USD	22,354	298,731
USD Currency	JP Morgan Chase Bank NA	—	07/19/18	ZAR	12.70	USD	29,060	2,293,400
AUD Currency	Barclays Bank plc	—	07/20/18	NZD	1.09	AUD	46,725	333,500
AUD Currency	JP Morgan Chase Bank NA	—	07/20/18	NZD	1.10	AUD	46,725	104,550
USD Currency	Bank of America NA	—	07/20/18	CAD	1.32	USD	14,710	73,286
USD Currency	BNP Paribas SA	—	07/20/18	BRL	3.40	USD	67,530	8,255,410
USD Currency	BNP Paribas SA	—	07/20/18	BRL	3.75	USD	75,040	2,647,305
USD Currency	BNP Paribas SA	—	07/20/18	BRL	3.85	USD	108,197	1,914,230
USD Currency	BNP Paribas SA	—	07/20/18	BRL	3.60	USD	180,100	12,856,082
USD Currency	Goldman Sachs International	—	07/20/18	BRL	3.77	USD	64,918	2,026,717
USD Currency	Nomura International plc	—	07/20/18	TWD	30.27	USD	27,545	241,315
USD Currency	Bank of America NA	—	07/23/18	SGD	1.35	USD	53,100	645,361
USD Currency	Goldman Sachs International	—	07/23/18	BRL	3.90	USD	72,132	970,571
USD Currency	Morgan Stanley & Co. International plc	—	07/24/18	MXN	20.70	USD	33,000	160,554
JPY Currency	HSBC Bank plc	—	07/25/18	KRW	10.30	JPY	4,779,000	180,645
USD Currency	Royal Bank of Canada	—	07/26/18	CAD	1.34	USD	72,132	135,503
USD Currency	Barclays Bank plc	—	07/27/18	CAD	1.30	USD	27,545	385,592
USD Currency	Barclays Bank plc	—	07/27/18	CAD	1.34	USD	27,545	61,093
USD Currency	Deutsche Bank AG	—	07/27/18	BRL	3.95	USD	50,491	495,749
USD Currency	Deutsche Bank AG	—	07/27/18	CNH	6.40	USD	56,700	2,009,933
USD Currency	Barclays Bank plc	—	07/31/18	CAD	1.31	USD	50,000	592,231
USD Currency	Morgan Stanley & Co. International plc	—	08/02/18	BRL	3.96	USD	108,196	1,316,456
USD Currency	Barclays Bank plc	—	08/07/18	CAD	1.31	USD	150,153	1,761,762
USD Currency	JP Morgan Chase Bank NA	—	08/07/18	CAD	1.34	USD	150,153	470,682
USD Currency	Morgan Stanley & Co. International plc	—	08/07/18	BRL	3.85	USD	144,264	3,513,432
USD Currency	JP Morgan Chase Bank NA	—	08/08/18	ZAR	14.00	USD	28,852	492,985
USD Currency	Deutsche Bank AG	—	08/09/18	BRL	3.75	USD	34,965	1,439,022
EUR Currency	Deutsche Bank AG	—	08/10/18	USD	1.18	EUR	54,098	375,263
TOPIX Index	Citibank NA	2,000,000	08/10/18	JPY	1,848.30	JPY	3,461,780	22,553
TOPIX Index	Citibank NA	3,500,000	08/10/18	JPY	1,851.78	JPY	6,058,115	35,109
TOPIX Index	Goldman Sachs International	23,789,000	08/10/18	JPY	1,850.00	JPY	41,176,142	236,354
USD Currency	Deutsche Bank AG	—	08/13/18	MXN	21.00	USD	67,190	399,508
USD Currency	Goldman Sachs International	—	08/13/18	ZAR	13.50	USD	179,154	4,262,818
USD Currency	Goldman Sachs International	—	08/13/18	ZAR	13.60	USD	90,164	2,842,879
USD Currency	BNP Paribas SA	—	08/14/18	JPY	110.00	USD	60,912	758,277
USD Currency	Deutsche Bank AG	—	08/14/18	JPY	110.00	USD	107,491	1,338,126
USD Currency	Goldman Sachs International	—	08/14/18	BRL	4.00	USD	72,132	889,801
USD Currency	Deutsche Bank AG	—	08/15/18	TRY	4.45	USD	93,160	5,220,612
EUR Currency	Bank of America NA	—	08/16/18	USD	1.18	EUR	72,132	600,383
EUR Currency	Deutsche Bank AG	—	08/16/18	USD	1.23	EUR	144,264	56,477
USD Currency	Deutsche Bank AG	—	08/16/18	MXN	21.00	USD	70,120	455,650
USD Currency	Deutsche Bank AG	—	08/16/18	JPY	115.00	USD	339,372	198,092
USD Currency	HSBC Bank plc	—	08/16/18	KRW	1,100.00	USD	57,600	1,060,515
USD Currency	JP Morgan Chase Bank NA	—	08/16/18	KRW	1,150.00	USD	57,600	217,212
USD Currency	UBS AG	—	08/16/18	CHF	1.00	USD	301,664	1,254,780
USD Currency	Royal Bank of Canada	—	08/17/18	CAD	1.35	USD	72,132	233,572
GBP Currency	JP Morgan Chase Bank NA	—	08/23/18	USD	1.45	GBP	53,746	1,606
JPY Currency	HSBC Bank plc	—	08/24/18	KRW	10.45	JPY	6,031,900	328,430
USD Currency	Deutsche Bank AG	—	08/24/18	JPY	127.00	USD	149,290	15
USD Currency	Morgan Stanley & Co. International plc	—	08/24/18	JPY	116.00	USD	149,290	59,909
EUR Currency	Deutsche Bank AG	—	08/31/18	USD	1.22	EUR	66,250	102,148
USD Currency	Bank of America NA	—	09/05/18	MXN	21.17	USD	37,510	310,684
USD Currency	Citibank NA	—	09/05/18	MXN	20.50	USD	56,280	882,442
USD Currency	Deutsche Bank AG	—	09/05/18	MXN	21.50	USD	28,852	176,228
USD Currency	Goldman Sachs International	—	09/05/18	MXN	19.25	USD	74,640	3,482,917
USD Currency	Morgan Stanley & Co. International plc	—	09/05/18	MXN	21.17	USD	35,829	301,745
USD Currency	UBS AG	—	09/05/18	MXN	21.50	USD	83,708	516,769

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
EUR Currency	Goldman Sachs International	—	09/07/18	USD	1.25	EUR	71,668	$26,852
USD Currency	HSBC Bank plc	—	09/10/18	KRW	1,143.00	USD	75,020	524,636
USD Currency	Goldman Sachs International	—	09/13/18	BRL	4.00	USD	18,032	352,423
USD Currency	Goldman Sachs International	—	09/17/18	JPY	113.00	USD	144,264	632,326
USD Currency	JP Morgan Chase Bank NA	—	09/19/18	ZAR	13.50	USD	72,132	3,279,119
USD Currency	Morgan Stanley & Co. International plc	—	09/19/18	ZAR	14.25	USD	72,132	1,575,744
USD Currency	Deutsche Bank AG	—	09/20/18	TWD	31.00	USD	42,106	189,622
USD Currency	JP Morgan Chase Bank NA	—	09/20/18	TWD	31.00	USD	16,374	73,741
USD Currency	JP Morgan Chase Bank NA	—	09/20/18	TWD	30.00	USD	58,480	996,999
USD Currency	Royal Bank of Canada	—	09/28/18	JPY	113.00	USD	162,296	839,882
USD Currency	Deutsche Bank AG	—	10/01/18	KRW	1,175.00	USD	37,706	167,798
USD Currency	HSBC Bank plc	—	10/17/18	TWD	30.00	USD	100,000	1,778,222
GBP Currency	HSBC Bank plc	—	11/01/18	USD	1.45	GBP	108,197	104,232
EUR Currency	Bank of America NA	—	11/15/18	USD	1.26	EUR	73,190	149,678
EUR Currency	Bank of America NA	—	11/15/18	USD	1.32	EUR	104,225	25,660
EUR Currency	Deutsche Bank AG	—	11/15/18	USD	1.28	EUR	104,225	110,992
USD Currency	Deutsche Bank AG	—	11/15/18	TWD	31.00	USD	105,065	711,277
EUR Currency	Deutsche Bank AG	—	11/16/18	USD	1.29	EUR	30,285	23,485
EUR Currency	Goldman Sachs International	—	11/16/18	USD	1.25	EUR	58,245	168,401

								97,089,402

Put
EUR Currency	Barclays Bank plc	—	07/02/18	JPY	127.00	EUR	50,085	1,002
USD Currency	Deutsche Bank AG	—	07/02/18	TRY	3.82	USD	89,577	9
USD Currency	Deutsche Bank AG	—	07/02/18	CAD	1.27	USD	104,790	10
USD Currency	Deutsche Bank AG	—	07/02/18	CNH	6.30	USD	143,323	14
AUD Currency	Morgan Stanley & Co. International plc	—	07/03/18	JPY	78.00	AUD	51,597	6
EUR Currency	Citibank NA	—	07/03/18	ZAR	14.60	EUR	10,064	1
USD Currency	Goldman Sachs International	—	07/05/18	ZAR	12.00	USD	53,746	5
USD Currency	HSBC Bank plc	—	07/05/18	IDR	14,000.00	USD	19,864	3,212
AUD Currency	Deutsche Bank AG	—	07/06/18	JPY	80.00	AUD	50,700	31,513
AUD Currency	Morgan Stanley & Co. International plc	—	07/06/18	JPY	77.00	AUD	50,700	194
AUD Currency	Deutsche Bank AG	—	07/09/18	USD	0.73	AUD	108,196	146,630
AUD Currency	JP Morgan Chase Bank NA	—	07/09/18	USD	0.74	AUD	53,746	251,362
CHF Currency	Goldman Sachs International	—	07/09/18	NOK	8.00	CHF	51,170	3,105
USD Currency	BNP Paribas SA	—	07/09/18	ZAR	13.40	USD	54,098	109,056
CHF Currency	Royal Bank of Scotland	—	07/10/18	JPY	110.00	CHF	72,132	41,109
EUR Currency	Credit Suisse International	—	07/10/18	NOK	9.40	EUR	29,445	16,295
NZD Currency	Goldman Sachs International	—	07/10/18	CAD	0.88	NZD	48,400	33,424
AUD Currency	Morgan Stanley & Co. International plc	—	07/11/18	JPY	78.50	AUD	74,312	24,130
USD Currency	JP Morgan Chase Bank NA	—	07/11/18	MXN	18.25	USD	20,000	3,102
USD Currency	Morgan Stanley & Co. International plc	—	07/11/18	MXN	19.00	USD	13,790	29,017
EUR Currency	Royal Bank of Scotland	—	07/13/18	JPY	125.80	EUR	72,132	56,219
Nikkei 225 Index	Goldman Sachs International	150,000	07/13/18	JPY	21,345.23	JPY	3,345,677	126,372
USD Currency	Bank of America NA	—	07/13/18	TWD	30.25	USD	58,530	74,216
USD Currency	Deutsche Bank AG	—	07/13/18	TRY	4.35	USD	36,065	13,555
USD Currency	Deutsche Bank AG	—	07/13/18	TRY	4.20	USD	72,132	1,061
USD Currency	Goldman Sachs International	—	07/13/18	USD	108.00	USD	4,967	—
AUD Currency	Deutsche Bank AG	—	07/16/18	JPY	81.00	AUD	54,098	212,444
AUD Currency	Morgan Stanley & Co. International plc	—	07/16/18	JPY	82.00	AUD	54,098	396,283
USD Currency	JP Morgan Chase Bank NA	—	07/18/18	ZAR	11.30	USD	125,407	13
USD Currency	Citibank NA	—	07/19/18	ZAR	12.25	USD	10,040	36
USD Currency	UBS AG	—	07/19/18	ZAR	11.75	USD	16,135	2
AUD Currency	Morgan Stanley & Co. International plc	—	07/20/18	USD	0.75	AUD	19,960	175,679
USD Currency	Bank of America NA	—	07/20/18	CAD	1.31	USD	42,025	248,891
USD Currency	Deutsche Bank AG	—	07/20/18	RUB	61.00	USD	67,092	105,490
USD Currency	Goldman Sachs International	—	07/20/18	BRL	3.50	USD	345,540	6,476
USD Currency	HSBC Bank plc	—	07/20/18	JPY	105.00	USD	440,585	36,520
USD Currency	JP Morgan Chase Bank NA	—	07/20/18	IDR	14,020.00	USD	67,092	86,904
USD Currency	Morgan Stanley & Co. International plc	—	07/20/18	JPY	107.00	USD	600,775	323,800
EUR Currency	BNP Paribas SA	—	07/23/18	PLN	4.25	EUR	53,674	13,240
EUR Currency	Deutsche Bank AG	—	07/23/18	USD	1.17	EUR	566,647	3,663,240
EUR Currency	HSBC Bank plc	—	07/23/18	USD	1.16	EUR	843,564	2,948,989
EUR Currency	Morgan Stanley & Co. International plc	—	07/23/18	USD	1.16	EUR	300,252	1,049,640
USD Currency	Deutsche Bank AG	—	07/23/18	BRL	3.60	USD	33,546	13,318

CONSOLIDATED SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Goldman Sachs International	—	07/23/18	BRL	3.73	USD	86,558	$274,830
USD Currency	Deutsche Bank AG	—	07/24/18	INR	62.50	USD	89,600	9
USD Currency	Goldman Sachs International	—	07/24/18	MXN	18.40	USD	33,000	27,479
USD Currency	JP Morgan Chase Bank NA	—	07/24/18	INR	65.00	USD	89,600	239
USD Currency	Morgan Stanley & Co. International plc	—	07/24/18	TRY	4.75	USD	26,837	862,897
USD Currency	Morgan Stanley & Co. International plc	—	07/24/18	MXN	20.00	USD	75,479	1,617,574
EUR Currency	UBS AG	—	07/25/18	USD	1.14	EUR	216,396	312,091
USD Currency	Deutsche Bank AG	—	07/26/18	INR	62.50	USD	89,600	9
USD Currency	Goldman Sachs International	—	07/26/18	INR	64.50	USD	89,600	56
USD Currency	HSBC Bank plc	—	07/26/18	INR	62.50	USD	89,600	9
EUR Currency	BNP Paribas SA	—	07/27/18	USD	1.13	EUR	85,900	67,692
EUR Currency	Citibank NA	—	07/27/18	USD	1.15	EUR	85,900	252,828
USD Currency	Barclays Bank plc	—	07/27/18	BRL	3.40	USD	71,662	429
USD Currency	Deutsche Bank AG	—	07/27/18	TRY	4.70	USD	27,765	679,414
USD Currency	Deutsche Bank AG	—	07/27/18	BRL	3.75	USD	50,491	230,257
USD Currency	Goldman Sachs International	—	07/27/18	MXN	18.50	USD	10,200	12,455
USD Currency	Morgan Stanley & Co. International plc	—	07/27/18	ZAR	12.00	USD	64,495	226
USD Currency	Barclays Bank plc	—	07/31/18	JPY	108.50	USD	72,132	199,561
USD Currency	BNP Paribas SA	—	07/31/18	CAD	1.27	USD	72,132	39,499
USD Currency	BNP Paribas SA	—	08/01/18	ZAR	11.75	USD	71,662	105
USD Currency	Deutsche Bank AG	—	08/01/18	MXN	19.15	USD	64,918	374,577
USD Currency	JP Morgan Chase Bank NA	—	08/01/18	KRW	1,095.00	USD	35,400	155,760
USD Currency	Deutsche Bank AG	—	08/02/18	MXN	19.00	USD	36,065	154,412
USD Currency	Deutsche Bank AG	—	08/02/18	MXN	19.50	USD	72,132	758,042
USD Currency	Goldman Sachs International	—	08/02/18	MXN	19.00	USD	71,662	309,812
USD Currency	Morgan Stanley & Co. International plc	—	08/02/18	MXN	18.50	USD	180,329	266,510
USD Currency	UBS AG	—	08/02/18	SEK	8.60	USD	72,132	103,378
EUR Currency	HSBC Bank plc	—	08/03/18	USD	1.18	EUR	244,382	3,816,748
USD Currency	BNP Paribas SA	—	08/03/18	SEK	8.45	USD	71,662	29,123
USD Currency	Morgan Stanley & Co. International plc	—	08/03/18	MXN	19.50	USD	100,638	1,086,611
EUR Currency	Morgan Stanley & Co. International plc	—	08/07/18	SEK	10.10	EUR	71,662	51,919
AUD Currency	BNP Paribas SA	—	08/09/18	USD	0.73	AUD	178,754	867,962
GBP Currency	Deutsche Bank AG	—	08/09/18	USD	1.31	GBP	96,528	731,074
EUR Currency	BNP Paribas SA	—	08/10/18	USD	1.16	EUR	21,476	146,839
USD Currency	Goldman Sachs International	—	08/10/18	USD	108.00	USD	4,967	50
USD Currency	HSBC Bank plc	—	08/10/18	CAD	1.26	USD	46,595	25,899
USD Currency	HSBC Bank plc	—	08/10/18	JPY	102.50	USD	164,140	22,182
USD Currency	Deutsche Bank AG	—	08/13/18	MXN	18.50	USD	67,190	141,878
USD Currency	Morgan Stanley & Co. International plc	—	08/13/18	CAD	1.28	USD	162,296	252,115
USD Currency	Royal Bank of Canada	—	08/13/18	CAD	1.29	USD	108,197	394,603
USD Currency	Bank of America NA	—	08/14/18	JPY	107.50	USD	129,838	368,552
USD Currency	Citibank NA	—	08/14/18	JPY	105.50	USD	71,191	79,765
USD Currency	Goldman Sachs International	—	08/14/18	JPY	102.00	USD	75,416	10,345
USD Currency	HSBC Bank plc	—	08/14/18	JPY	98.00	USD	75,410	264
USD Currency	JP Morgan Chase Bank NA	—	08/14/18	CAD	1.25	USD	58,361	19,252
USD Currency	Morgan Stanley & Co. International plc	—	08/14/18	CAD	1.23	USD	58,361	4,312
EUR Currency	Goldman Sachs International	—	08/15/18	SEK	9.90	EUR	29,045	5,341
USD Currency	Morgan Stanley & Co. International plc	—	08/15/18	TRY	4.45	USD	72,132	360,771
USD Currency	Morgan Stanley & Co. International plc	—	08/15/18	TRY	4.35	USD	90,164	193,479
USD Currency	Deutsche Bank AG	—	08/16/18	INR	68.00	USD	46,830	174,466
USD Currency	Deutsche Bank AG	—	08/16/18	MXN	18.50	USD	70,120	157,132
USD Currency	JP Morgan Chase Bank NA	—	08/16/18	CHF	0.98	USD	75,416	452,323
USD Currency	JP Morgan Chase Bank NA	—	08/16/18	CHF	0.96	USD	108,197	137,735
USD Currency	UBS AG	—	08/16/18	CHF	0.97	USD	75,416	241,296
EUR Currency	Morgan Stanley & Co. International plc	—	08/17/18	USD	1.15	EUR	244,382	960,489
USD Currency	BNP Paribas SA	—	08/17/18	JPY	107.00	USD	58,370	148,580
USD Currency	Goldman Sachs International	—	08/17/18	BRL	3.50	USD	315,971	155,205
USD Currency	Morgan Stanley & Co. International plc	—	08/17/18	ZAR	11.75	USD	93,770	1,626
USD Currency	BNP Paribas SA	—	08/20/18	MXN	19.50	USD	50,011	636,394
USD Currency	Morgan Stanley & Co. International plc	—	08/20/18	MXN	19.50	USD	179,038	2,277,641
EUR Currency	JP Morgan Chase Bank NA	—	08/21/18	USD	1.17	EUR	21,280	248,797
USD Currency	BNP Paribas SA	—	08/22/18	ZAR	12.45	USD	55,910	39,069
USD Currency	Bank of America NA	—	08/23/18	ZAR	13.00	USD	90,164	376,927
USD Currency	Nomura International plc	—	08/23/18	KRW	1,090.00	USD	86,558	469,884
USD Currency	JP Morgan Chase Bank NA	—	08/27/18	ZAR	12.45	USD	67,092	58,916
EUR Currency	Deutsche Bank AG	—	08/29/18	USD	1.15	EUR	43,465	255,842

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
GBP Currency	HSBC Bank plc	—	08/31/18	USD	1.30	GBP	226,244	$1,846,910
USD Currency	Deutsche Bank AG	—	09/04/18	ZAR	12.55	USD	33,546	53,787
USD Currency	Deutsche Bank AG	—	09/05/18	MXN	19.00	USD	108,197	773,409
NOK Currency	Citibank NA	—	09/06/18	SEK	1.06	NOK	418,740	88,050
USD Currency	Goldman Sachs International	—	09/12/18	TRY	4.48	USD	32,354	241,218
USD Currency	Citibank NA	—	09/13/18	MXN	19.50	USD	48,774	718,029
USD Currency	Deutsche Bank AG	—	09/13/18	MXN	19.50	USD	48,774	719,351
USD Currency	JP Morgan Chase Bank NA	—	09/13/18	IDR	13,800.00	USD	27,438	39,396
USD Currency	Goldman Sachs International	—	09/18/18	MXN	20.50	USD	35,223	1,469,083
NOK Currency	Credit Suisse International	—	09/19/18	SEK	1.06	NOK	420,255	118,825
S&P 500 Index	Goldman Sachs International	1,408	09/21/18	USD	98.66	USD	3,829	10,185,800
USD Currency	Deutsche Bank AG	—	09/21/18	MXN	19.50	USD	21,028	323,687
USD Currency	Goldman Sachs International	—	09/25/18	MXN	19.00	USD	114,964	965,387
USD Currency	Deutsche Bank AG	—	09/26/18	MXN	19.00	USD	50,031	419,160
USD Currency	Morgan Stanley & Co. International plc	—	09/26/18	BRL	3.50	USD	36,065	79,154
USD Currency	Morgan Stanley & Co. International plc	—	09/26/18	ZAR	12.90	USD	98,438	581,584
USD Currency	JP Morgan Chase Bank NA	—	09/28/18	TRY	4.08	USD	16,000	5,261
USD Currency	JP Morgan Chase Bank NA	—	10/01/18	IDR	14,300.00	USD	36,065	333,158
USD Currency	Deutsche Bank AG	—	10/04/18	MXN	18.00	USD	252,461	526,056
USD Currency	Morgan Stanley & Co. International plc	—	10/04/18	MXN	18.00	USD	100,638	209,608
EUR Currency	BNP Paribas SA	—	10/08/18	CNH	7.50	EUR	46,455	115,743
EUR Currency	BNP Paribas SA	—	10/08/18	CNH	7.45	EUR	104,520	188,630
EUR Currency	BNP Paribas SA	—	10/08/18	CNH	7.60	EUR	105,000	460,393
EUR Currency	Deutsche Bank AG	—	10/08/18	PLN	4.05	EUR	103,800	12,780
EUR Currency	Deutsche Bank AG	—	10/08/18	CNH	7.35	EUR	104,520	96,232
EUR Currency	HSBC Bank plc	—	10/08/18	CNH	7.50	EUR	58,545	146,946
EUR Currency	JP Morgan Chase Bank NA	—	10/08/18	PLN	4.15	EUR	86,525	55,791
USD Currency	Deutsche Bank AG	—	10/09/18	JPY	103.00	USD	75,040	178,711
USD Currency	Morgan Stanley & Co. International plc	—	10/24/18	MXN	17.75	USD	143,323	258,056
USD Currency	Goldman Sachs International	—	10/31/18	MXN	19.00	USD	71,662	758,511
USD Currency	Goldman Sachs International	—	10/31/18	MXN	18.00	USD	71,662	204,303
USD Currency	Citibank NA	—	11/06/18	JPY	107.00	USD	57,634	551,633
EUR Currency	HSBC Bank plc	—	11/15/18	USD	1.18	EUR	40,000	843,492
EUR Currency	HSBC Bank plc	—	11/15/18	USD	1.14	EUR	100,000	832,787
USD Currency	JP Morgan Chase Bank NA	—	01/02/19	TRY	4.20	USD	69,507	126,395
USD Currency	Citibank NA	—	01/03/19	TRY	4.19	USD	27,895	48,183
USD Currency	Goldman Sachs International	—	02/15/19	JPY	94.00	USD	75,416	138,952
EUR Currency	Goldman Sachs International	—	03/20/19	USD	1.05	EUR	216,396	531,355

								57,592,946

								$154,682,348

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.01%	Semi-Annual	Citibank NA	07/11/18	3.01%	USD	249,719	$4,908,137
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.01%	Semi-Annual	Citibank NA	07/11/18	3.01%	USD	114,157	2,243,715
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.00%	Semi-Annual	Goldman Sachs International	07/16/18	3.00%	USD	575,047	4,466,777
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.77%	Semi-Annual	Citibank NA	08/02/18	2.77%	USD	1,773,921	1,858,892
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.20%	Semi-Annual	JP Morgan Chase Bank NA	12/07/18	2.20%	USD	149,550	140,075
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.11%	Semi-Annual	Nomura International plc	03/07/19	3.11%	USD	185,970	4,729,124
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.69%	Semi-Annual	Bank of America NA	04/06/20	2.69%	USD	290,100	654,120
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Bank of America NA	05/26/20	2.70%	USD	864,500	2,031,843
15-Year Interest Rate Swap	6 month LIBOR	Semi-Annual	0.66%	Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66%	JPY	4,414,000	719,229
15-Year Interest Rate Swap	6 month LIBOR	Semi-Annual	0.66%	Semi-Annual	Barclays Bank plc	09/14/20	0.66%	JPY	4,414,000	719,229
20-Year Interest Rate Swap	6 month LIBOR	Semi-Annual	0.78%	Semi-Annual	JP Morgan Chase Bank NA	04/16/21	0.78%	JPY	3,288,800	739,071
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.11%	Semi-Annual	Goldman Sachs International	04/26/23	3.11%	USD	16,790	2,090,526
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.18%	Semi-Annual	JP Morgan Chase Bank NA	05/02/28	3.18%	USD	68,266	4,343,597
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Citibank NA	06/27/28	3.05%	USD	70,870	4,179,426
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.99%	Semi-Annual	JP Morgan Chase Bank NA	04/27/38	2.99%	USD	29,470	1,614,329

										35,438,090

CONSOLIDATED SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Paid by the Fund		Received by the Fund			Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate		Frequency
Put
10-Year Interest Rate Swap	3.17%	Semi-Annual	3 month LIBOR	%	Quarterly	Goldman Sachs International	07/12/18	3.17%	USD	601,106	$19,205
10-Year Interest Rate Swap	3.08%	Semi-Annual	3 month LIBOR		Quarterly	Goldman Sachs International	07/16/18	3.08%	USD	601,106	275,661
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR		Quarterly	JP Morgan Chase Bank NA	07/24/18	3.20%	USD	1,204,565	203,861
10-Year Interest Rate Swap	3.11%	Semi-Annual	3 month LIBOR		Quarterly	Morgan Stanley & Co. International plc	07/30/18	3.11%	USD	889,991	809,447
30-Year Interest Rate Swap	3.17%	Semi-Annual	3 month LIBOR		Quarterly	Goldman Sachs International	09/14/18	3.17%	USD	479,540	2,432,941
5-Year Interest Rate Swap	2.48%	Semi-Annual	3 month LIBOR		Quarterly	JP Morgan Chase Bank NA	10/17/18	2.48%	USD	645,700	13,541,995
5-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR		Quarterly	Deutsche Bank AG	02/13/19	3.25%	USD	454,600	1,800,689
10-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR		Quarterly	UBS AG	02/27/19	3.25%	USD	256,900	2,304,170
10-Year Interest Rate Swap	3.11%	Semi-Annual	3 month LIBOR		Quarterly	Nomura International plc	03/07/19	3.11%	USD	185,970	2,457,437
5-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR		Quarterly	JP Morgan Chase Bank NA	03/14/19	3.20%	USD	1,100,037	5,754,866
10-Year Interest Rate Swap	4.00%	Semi-Annual	3 month LIBOR		Quarterly	Bank of America NA	01/29/20	4.00%	USD	141,800	848,090
30-Year Interest Rate Swap	4.00%	Semi-Annual	3 month LIBOR		Quarterly	Goldman Sachs International	02/03/20	4.00%	USD	64,000	639,411
15-Year Interest Rate Swap	0.66%	Semi-Annual	6 month LIBOR		Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66%	JPY	4,414,000	720,699
15-Year Interest Rate Swap	0.66%	Semi-Annual	6 month LIBOR		Semi-Annual	Barclays Bank plc	09/14/20	0.66%	JPY	4,414,000	720,699
20-Year Interest Rate Swap	0.78%	Semi-Annual	6 month LIBOR		Semi-Annual	JP Morgan Chase Bank NA	04/16/21	0.78%	JPY	3,288,800	1,028,769
30-Year Interest Rate Swap	3.80%	Semi-Annual	3 month LIBOR		Quarterly	Barclays Bank plc	06/07/21	3.80%	USD	116,110	3,476,164
15-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR		Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	118,060	5,501,758
10-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR		Quarterly	JP Morgan Chase Bank NA	08/16/22	3.00%	USD	532,000	24,229,020
30-Year Interest Rate Swap	3.40%	Semi-Annual	3 month LIBOR		Quarterly	Goldman Sachs International	02/14/23	3.40%	USD	38,570	2,519,219
30-Year Interest Rate Swap	3.11%	Semi-Annual	3 month LIBOR		Quarterly	Goldman Sachs International	04/26/23	3.11%	USD	16,790	1,463,721
20-Year Interest Rate Swap	3.00%	Annual	6 month EURIBOR		Semi-Annual	UBS AG	01/18/28	3.00%	EUR	71,170	3,755,401
10-Year Interest Rate Swap	3.18%	Semi-Annual	3 month LIBOR		Quarterly	JP Morgan Chase Bank NA	05/02/28	3.18%	USD	68,266	3,456,017
10-Year Interest Rate Swap	2.99%	Semi-Annual	3 month LIBOR		Quarterly	JP Morgan Chase Bank NA	04/27/38	2.99%	USD	29,470	1,377,659

											79,336,899

											$114,774,989

OTC Credit Default Swaptions Purchased

	Received by the Fund		Paid by the Fund		Counterparty	Expiration Date	Exercise Price	Notional Amount (000)	Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Bought Protection on 5-Year Credit Default Swap	iTraxx Europe Crossover Series 29 Version 1	Quarterly	1.00%	Quarterly	Citibank NA	08/15/18	EUR 65.00	EUR 61,700	$394,676
Bought Protection on 5-Year Credit Default Swap	iTraxx Europe Crossover Series 29 Version 1	Quarterly	1.00%	Quarterly	Morgan Stanley & Co. International plc	07/18/18	EUR 75.00	EUR 28,100	51,170

									$445,846

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.71%	Goldman Sachs International	05/29/20	USD 3,145,483	$(800,368)	$(1,415,467)	$615,099

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CBOE Volatility Index	14,995	07/18/18	USD	25.00	USD	24,127	$(637,288)
Financial Select Sector SPDR Fund	22,840	07/20/18	USD	30.00	USD	60,732	(68,520)
iShares MSCI Emerging Markets ETF	20,018	07/20/18	USD	51.00	USD	86,738	(20,018)
NXP Semiconductors NV	1,000	07/20/18	USD	115.00	USD	10,927	(355,000)
Time Warner, Inc.	1,000	07/20/18	USD	105.00	USD	4,592	(32,175)
U.S. Treasury 10 Year Note	12,016	07/27/18	USD	121.00	USD	1,201,600	(2,253,000)
Freeport-McMoRan, Inc.	3,747	08/17/18	USD	30.00	USD	6,467	(14,988)
iShares China Large-Cap ETF	19,780	08/17/18	USD	48.00	USD	84,995	(237,360)
iShares MSCI Emerging Markets ETF	8,901	08/17/18	USD	48.00	USD	38,568	(48,956)
NXP Semiconductors NV	1,200	08/17/18	USD	125.00	USD	13,112	(159,000)
S&P 500 Index	47	08/17/18	USD	2,800.00	USD	12,776	(53,815)
SPDR S&P500 ETF Trust	9,003	08/17/18	USD	285.00	USD	244,233	(297,099)
U.S. Treasury 10 Year Note	1,409	08/24/18	USD	122.00	USD	140,900	(242,172)
iShares China Large-Cap ETF	7,022	09/21/18	USD	48.00	USD	30,174	(196,616)
90-day Eurodollar October 2018 Futures	2,103	10/12/18	USD	97.75	USD	525,750	(92,006)
WTI Crude Oil(a)	40,000	10/19/18	USD	16.00	USD	60,240	(1,860,000)
90-day Eurodollar December 2018 Futures	1,050	12/14/18	USD	97.50	USD	262,500	(137,813)
90-day Eurodollar March 2019 Futures	2,232	03/15/19	USD	97.25	USD	558,000	(920,700)

							(7,626,526)

Put
iShares Russell 2000 ETF	20,006	07/06/18	USD	158.00	USD	327,638	(330,099)
EURO STOXX Bank Index	7,000	07/20/18	EUR	100.00	EUR	196,540	(163,492)
EURO STOXX 50 Index	250	08/17/18	EUR	3,300.00	EUR	8,489	(129,772)
EURO STOXX 50 Index	254	08/17/18	EUR	3,275.00	EUR	8,625	(114,941)
EURO STOXX 50 Index	369	08/17/18	EUR	3,250.00	EUR	12,530	(145,435)
PowerShares QQQ Trust, Series 1 ETF	4,500	08/17/18	USD	167.00	USD	77,243	(1,383,750)
SPDR S&P500 ETF Trust	10,006	08/17/18	USD	250.00	USD	271,443	(1,205,723)
U.S. Treasury 5 Year Note	1,500	08/24/18	USD	112.75	USD	150,000	(187,500)
90-day Eurodollar September 2018 Futures	26,935	09/14/18	USD	96.88	USD	6,733,750	(4,545,281)
SPDR S&P500 ETF Trust	1,601	09/21/18	USD	273.00	USD	43,432	(1,186,341)

							(9,392,334)

							$(17,018,860)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Under-and-In	JP Morgan Chase Bank NA	09/19/18	ZAR	14.00	ZAR	—	USD	108,197	$(2,778,866)

Put
AUD Currency	Down-and-In	Morgan Stanley & Co. International plc	07/03/18	JPY	75.00	JPY	72.00	AUD	57,330	(3)
AUD Currency	Down-and-In	Morgan Stanley & Co. International plc	07/11/18	JPY	75.50	JPY	73.50	AUD	74,312	(2,079)
EUR Currency	One-Touch	Deutsche Bank AG	08/31/18	USD	1.11	USD	1.11	EUR	10,001	(627,186)

										(629,268)

										$(3,408,134)

CONSOLIDATED SCHEDULES OF INVESTMENTS	97

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	Barclays Bank plc	—	07/02/18	USD	0.78	AUD	144,264	$(11)
EUR Currency	Deutsche Bank AG	—	07/02/18	JPY	129.55	EUR	50,085	(81,039)
EUR Currency	Deutsche Bank AG	—	07/03/18	ZAR	15.00	EUR	10,064	(774,065)
USD Currency	BNP Paribas SA	—	07/03/18	BRL	3.80	USD	33,903	(600,177)
USD Currency	UBS AG	—	07/03/18	SEK	9.00	USD	25,247	(40,672)
GBP Currency	Citibank NA	—	07/05/18	USD	1.31	GBP	36,065	(333,150)
GBP Currency	JP Morgan Chase Bank NA	—	07/05/18	USD	1.43	GBP	107,491	(14)
USD Currency	Citibank NA	—	07/05/18	MXN	20.50	USD	43,280	(111,199)
AUD Currency	Deutsche Bank AG	—	07/09/18	USD	0.78	AUD	107,491	(65)
AUD Currency	JP Morgan Chase Bank NA	—	07/09/18	USD	0.78	AUD	107,491	(65)
USD Currency	Bank of America NA	—	07/09/18	ZAR	13.80	USD	18,032	(184,603)
USD Currency	Deutsche Bank AG	—	07/09/18	TWD	30.85	USD	53,100	(40,010)
USD Currency	JP Morgan Chase Bank NA	—	07/09/18	ZAR	13.80	USD	18,032	(185,988)
USD Currency	Morgan Stanley & Co. International plc	—	07/09/18	KRW	1,140.00	USD	60,040	(46,525)
CHF Currency	UBS AG	—	07/10/18	JPY	111.90	CHF	72,132	(245,278)
EUR Currency	Barclays Bank plc	—	07/10/18	JPY	129.25	EUR	77,009	(560,669)
EUR Currency	Credit Suisse International	—	07/10/18	NOK	9.80	EUR	29,445	(1,511)
NZD Currency	Goldman Sachs International	—	07/10/18	CAD	0.92	NZD	48,400	(4,621)
USD Currency	HSBC Bank plc	—	07/10/18	KRW	1,130.00	USD	58,370	(109,136)
USD Currency	UBS AG	—	07/10/18	MXN	20.50	USD	43,280	(154,072)
USD Currency	Morgan Stanley & Co. International plc	—	07/11/18	MXN	19.20	USD	13,790	(481,127)
EUR Currency	Deutsche Bank AG	—	07/13/18	USD	1.17	EUR	72,132	(454,031)
USD Currency	Bank of America NA	—	07/13/18	CNH	6.50	USD	51,336	(1,026,840)
USD Currency	BNP Paribas SA	—	07/13/18	BRL	3.52	USD	35,829	(3,262,550)
USD Currency	Citibank NA	—	07/13/18	CNH	6.50	USD	28,015	(560,293)
USD Currency	Deutsche Bank AG	—	07/13/18	CAD	1.29	USD	72,132	(1,585,935)
USD Currency	Deutsche Bank AG	—	07/13/18	CAD	1.33	USD	108,197	(317,030)
USD Currency	HSBC Bank plc	—	07/13/18	CNH	6.40	USD	21,012	(731,383)
USD Currency	JP Morgan Chase Bank NA	—	07/13/18	CHF	1.00	USD	72,132	(201,674)
USD Currency	Morgan Stanley & Co. International plc	—	07/13/18	TRY	4.80	USD	90,164	(324,093)
USD Currency	Royal Bank of Canada	—	07/13/18	CAD	1.34	USD	54,098	(56,100)
USD Currency	Royal Bank of Canada	—	07/13/18	CAD	1.31	USD	90,164	(815,414)
USD Currency	Royal Bank of Canada	—	07/13/18	CAD	1.30	USD	108,197	(1,378,949)
USD Currency	BNP Paribas SA	—	07/17/18	JPY	110.25	USD	108,197	(904,069)
USD Currency	Goldman Sachs International	—	07/17/18	JPY	111.50	USD	144,264	(425,071)
NZD Currency	Citibank NA	—	07/18/18	USD	0.73	NZD	107,493	(165)
USD Currency	JP Morgan Chase Bank NA	—	07/18/18	ZAR	12.25	USD	10,750	(1,189,432)
USD Currency	JP Morgan Chase Bank NA	—	07/19/18	MXN	20.00	USD	11,177	(152,864)
USD Currency	JP Morgan Chase Bank NA	—	07/19/18	MXN	22.50	USD	22,354	(1,310)
USD Currency	JP Morgan Chase Bank NA	—	07/19/18	ZAR	12.70	USD	29,060	(2,273,559)
AUD Currency	Barclays Bank plc	—	07/20/18	NZD	1.10	AUD	46,725	(103,578)
AUD Currency	JP Morgan Chase Bank NA	—	07/20/18	NZD	1.09	AUD	46,725	(337,796)
USD Currency	BNP Paribas SA	—	07/20/18	BRL	3.77	USD	64,918	(2,044,657)
USD Currency	BNP Paribas SA	—	07/20/18	BRL	3.75	USD	75,040	(2,672,628)
USD Currency	BNP Paribas SA	—	07/20/18	BRL	3.60	USD	180,100	(12,778,054)
USD Currency	Goldman Sachs International	—	07/20/18	BRL	3.40	USD	67,530	(8,265,308)
USD Currency	Goldman Sachs International	—	07/20/18	BRL	3.85	USD	108,197	(1,910,715)
USD Currency	Goldman Sachs International	—	07/23/18	BRL	4.00	USD	108,197	(674,766)
USD Currency	Goldman Sachs International	—	07/24/18	MXN	20.70	USD	33,000	(160,517)
JPY Currency	HSBC Bank plc	—	07/25/18	KRW	10.60	JPY	4,779,000	(52,609)
USD Currency	Barclays Bank plc	—	07/27/18	CAD	1.30	USD	27,545	(391,202)
USD Currency	Barclays Bank plc	—	07/27/18	CAD	1.36	USD	41,318	(28,132)
USD Currency	Deutsche Bank AG	—	07/27/18	BRL	4.10	USD	108,197	(339,449)
USD Currency	JP Morgan Chase Bank NA	—	07/27/18	CNH	6.40	USD	56,700	(2,004,258)
USD Currency	Barclays Bank plc	—	07/31/18	JPY	110.50	USD	36,065	(305,405)
USD Currency	Barclays Bank plc	—	07/31/18	CAD	1.34	USD	50,000	(122,131)
USD Currency	Goldman Sachs International	—	07/31/18	CAD	1.35	USD	50,000	(75,342)
USD Currency	Royal Bank of Canada	—	07/31/18	JPY	111.00	USD	144,264	(972,921)
USD Currency	JP Morgan Chase Bank NA	—	08/07/18	CAD	1.31	USD	150,153	(1,812,602)
USD Currency	Morgan Stanley & Co. International plc	—	08/07/18	BRL	3.95	USD	194,758	(2,697,592)
USD Currency	Deutsche Bank AG	—	08/09/18	BRL	3.95	USD	52,448	(762,432)
EUR Currency	Deutsche Bank AG	—	08/10/18	USD	1.20	EUR	72,132	(214,801)

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	—	08/13/18	MXN	21.00	USD	67,190	$(398,642)
USD Currency	Goldman Sachs International	—	08/13/18	ZAR	13.75	USD	214,982	(5,489,420)
USD Currency	Morgan Stanley & Co. International plc	—	08/13/18	ZAR	14.00	USD	50,494	(941,199)
USD Currency	Barclays Bank plc	—	08/14/18	JPY	110.00	USD	7,167	(89,220)
USD Currency	BNP Paribas SA	—	08/14/18	JPY	112.00	USD	71,662	(314,697)
USD Currency	BNP Paribas SA	—	08/14/18	BRL	4.00	USD	72,132	(891,647)
USD Currency	Deutsche Bank AG	—	08/15/18	TRY	4.60	USD	139,741	(4,663,555)
USD Currency	Citibank NA	—	08/16/18	CHF	1.00	USD	35,829	(148,922)
USD Currency	Citibank NA	—	08/16/18	CHF	1.02	USD	71,662	(57,096)
USD Currency	Deutsche Bank AG	—	08/16/18	MXN	21.00	USD	70,120	(455,377)
USD Currency	HSBC Bank plc	—	08/16/18	KRW	1,150.00	USD	57,600	(217,759)
USD Currency	JP Morgan Chase Bank NA	—	08/16/18	CHF	1.01	USD	35,829	(73,479)
USD Currency	JP Morgan Chase Bank NA	—	08/16/18	KRW	1,100.00	USD	57,600	(1,058,079)
USD Currency	Morgan Stanley & Co. International plc	—	08/16/18	CHF	1.00	USD	36,065	(207,305)
USD Currency	UBS AG	—	08/16/18	CHF	1.00	USD	36,065	(205,949)
USD Currency	Royal Bank of Canada	—	08/17/18	CAD	1.37	USD	90,164	(101,367)
USD Currency	JP Morgan Chase Bank NA	—	08/23/18	ZAR	13.70	USD	33,060	(1,024,608)
USD Currency	Morgan Stanley & Co. International plc	—	08/24/18	JPY	121.00	USD	149,290	(791)
EUR Currency	Deutsche Bank AG	—	08/31/18	JPY	134.00	EUR	66,250	(201,714)
USD Currency	Bank of America NA	—	09/05/18	MXN	22.00	USD	37,510	(138,328)
USD Currency	Citibank NA	—	09/05/18	MXN	21.50	USD	112,560	(676,776)
USD Currency	Deutsche Bank AG	—	09/05/18	MXN	19.25	USD	74,640	(3,531,120)
USD Currency	Goldman Sachs International	—	09/05/18	MXN	20.50	USD	130,620	(2,048,456)
EUR Currency	Goldman Sachs International	—	09/07/18	USD	1.27	EUR	107,491	(11,502)
USD Currency	HSBC Bank plc	—	09/10/18	KRW	1,225.00	USD	150,080	(129,695)
USD Currency	Goldman Sachs International	—	09/18/18	MXN	22.00	USD	35,223	(183,036)
USD Currency	Morgan Stanley & Co. International plc	—	09/19/18	ZAR	13.50	USD	72,132	(3,258,999)
USD Currency	Deutsche Bank AG	—	09/20/18	TWD	30.00	USD	42,106	(717,831)
USD Currency	JP Morgan Chase Bank NA	—	09/20/18	TWD	30.00	USD	16,374	(279,156)
USD Currency	JP Morgan Chase Bank NA	—	09/20/18	TWD	31.00	USD	58,480	(263,347)
USD Currency	Bank of America NA	—	10/17/18	TWD	30.00	USD	100,000	(1,778,223)
EUR Currency	Bank of America NA	—	11/15/18	USD	1.30	EUR	73,190	(38,077)
EUR Currency	Bank of America NA	—	11/15/18	USD	1.28	EUR	104,225	(109,759)
EUR Currency	Deutsche Bank AG	—	11/15/18	USD	1.32	EUR	104,225	(26,002)
USD Currency	Deutsche Bank AG	—	11/15/18	TWD	32.00	USD	105,065	(271,801)
EUR Currency	Goldman Sachs International	—	11/16/18	USD	1.29	EUR	73,385	(56,694)

								(88,401,282)

Put
EUR Currency	Deutsche Bank AG	—	07/02/18	JPY	127.00	EUR	50,085	(1,119)
USD Currency	Deutsche Bank AG	—	07/02/18	CAD	1.26	USD	58,217	(6)
USD Currency	Deutsche Bank AG	—	07/02/18	CNH	6.25	USD	214,985	(22)
CHF Currency	Goldman Sachs International	—	07/03/18	JPY	110.50	CHF	61,313	(8,311)
EUR Currency	Deutsche Bank AG	—	07/03/18	ZAR	14.60	EUR	10,064	(1)
USD Currency	BNP Paribas SA	—	07/03/18	BRL	3.71	USD	43,280	(247)
USD Currency	UBS AG	—	07/03/18	SEK	8.65	USD	90,164	(188)
USD Currency	Deutsche Bank AG	—	07/05/18	MXN	19.50	USD	72,132	(432,956)
AUD Currency	Deutsche Bank AG	—	07/06/18	JPY	77.00	AUD	50,700	(201)
AUD Currency	Morgan Stanley & Co. International plc	—	07/06/18	JPY	80.00	AUD	50,700	(30,848)
USD Currency	Morgan Stanley & Co. International plc	—	07/06/18	ZAR	12.20	USD	39,086	(4)
AUD Currency	Deutsche Bank AG	—	07/09/18	USD	0.74	AUD	53,746	(248,183)
AUD Currency	Deutsche Bank AG	—	07/09/18	USD	0.73	AUD	107,491	(148,371)
AUD Currency	JP Morgan Chase Bank NA	—	07/09/18	USD	0.73	AUD	107,491	(148,371)
CHF Currency	Goldman Sachs International	—	07/09/18	NOK	7.90	CHF	76,755	(245)
USD Currency	Bank of America NA	—	07/09/18	ZAR	13.40	USD	54,098	(109,938)
USD Currency	JP Morgan Chase Bank NA	—	07/09/18	ZAR	13.60	USD	36,065	(204,768)
EUR Currency	Barclays Bank plc	—	07/10/18	JPY	126.70	EUR	77,009	(77,721)
NZD Currency	Goldman Sachs International	—	07/10/18	CAD	0.86	NZD	48,400	(2,939)
USD Currency	JP Morgan Chase Bank NA	—	07/11/18	IDR	13,600.00	USD	34,475	—
USD Currency	JP Morgan Chase Bank NA	—	07/11/18	MXN	19.00	USD	13,790	(28,818)
USD Currency	Deutsche Bank AG	—	07/12/18	MXN	19.50	USD	30,741	(227,791)
USD Currency	Goldman Sachs International	—	07/12/18	TRY	4.42	USD	32,354	(34,044)
EUR Currency	Royal Bank of Scotland	—	07/13/18	JPY	124.00	EUR	90,164	(16,828)
Nikkei 225 Index	Goldman Sachs International	150,000	07/13/18	JPY	20,465.01	JPY	3,345,677	(58,329)
USD Currency	Citibank NA	—	07/13/18	CAD	1.33	USD	72,132	(834,160)

CONSOLIDATED SCHEDULES OF INVESTMENTS	99

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Morgan Stanley & Co. International plc	—	07/13/18	TRY	4.45	USD	72,132	$(139,303)
USD Currency	Morgan Stanley & Co. International plc	—	07/13/18	TRY	4.35	USD	180,329	(66,052)
USD Currency	Royal Bank of Canada	—	07/13/18	CAD	1.33	USD	36,065	(409,004)
AUD Currency	Deutsche Bank AG	—	07/16/18	JPY	82.00	AUD	54,098	(400,670)
AUD Currency	Deutsche Bank AG	—	07/16/18	JPY	80.00	AUD	72,132	(145,420)
USD Currency	BNP Paribas SA	—	07/17/18	JPY	109.00	USD	36,065	(66,634)
USD Currency	JP Morgan Chase Bank NA	—	07/18/18	ZAR	11.00	USD	143,323	(14)
USD Currency	UBS AG	—	07/19/18	ZAR	12.25	USD	10,040	(37)
USD Currency	UBS AG	—	07/19/18	ZAR	11.75	USD	16,135	(2)
USD Currency	Deutsche Bank AG	—	07/20/18	RUB	59.50	USD	100,638	(15,365)
USD Currency	HSBC Bank plc	—	07/20/18	JPY	102.00	USD	440,585	(542)
USD Currency	Morgan Stanley & Co. International plc	—	07/20/18	JPY	104.00	USD	749,200	(18,393)
USD Currency	Goldman Sachs International	—	07/23/18	BRL	3.69	USD	129,838	(232,593)
USD Currency	Nomura International plc	—	07/23/18	KRW	1,090.00	USD	72,132	(138,794)
USD Currency	Deutsche Bank AG	—	07/24/18	INR	65.00	USD	89,600	(231)
USD Currency	Morgan Stanley & Co. International plc	—	07/24/18	TRY	4.45	USD	26,837	(85,307)
USD Currency	Morgan Stanley & Co. International plc	—	07/24/18	MXN	18.00	USD	125,407	(31,260)
EUR Currency	Deutsche Bank AG	—	07/25/18	USD	1.14	EUR	72,132	(103,212)
USD Currency	Deutsche Bank AG	—	07/26/18	INR	64.50	USD	89,600	(56)
USD Currency	Goldman Sachs International	—	07/26/18	INR	62.50	USD	89,600	(9)
EUR Currency	Citibank NA	—	07/27/18	USD	1.13	EUR	85,900	(67,692)
USD Currency	Deutsche Bank AG	—	07/27/18	BRL	3.70	USD	108,197	(254,114)
USD Currency	Barclays Bank plc	—	07/31/18	JPY	106.50	USD	108,197	(94,205)
USD Currency	BNP Paribas SA	—	07/31/18	CAD	1.25	USD	108,197	(13,562)
USD Currency	Deutsche Bank AG	—	08/01/18	MXN	18.75	USD	90,164	(223,607)
USD Currency	JP Morgan Chase Bank NA	—	08/01/18	KRW	1,060.00	USD	53,100	(13,806)
USD Currency	Deutsche Bank AG	—	08/02/18	MXN	19.00	USD	108,197	(460,097)
USD Currency	Deutsche Bank AG	—	08/02/18	MXN	18.50	USD	180,329	(271,806)
USD Currency	Goldman Sachs International	—	08/02/18	MXN	19.00	USD	71,662	(309,350)
EUR Currency	Morgan Stanley & Co. International plc	—	08/03/18	USD	1.18	EUR	244,382	(3,753,948)
USD Currency	BNP Paribas SA	—	08/03/18	SEK	8.27	USD	107,491	(7,002)
USD Currency	Morgan Stanley & Co. International plc	—	08/03/18	MXN	19.00	USD	150,957	(667,203)
EUR Currency	Royal Bank of Scotland	—	08/07/18	SEK	10.10	EUR	18,032	(13,883)
EUR Currency	Royal Bank of Scotland	—	08/07/18	SEK	10.00	EUR	72,132	(21,469)
EUR Currency	Deutsche Bank AG	—	08/10/18	USD	1.16	EUR	21,476	(147,500)
USD Currency	JP Morgan Chase Bank NA	—	08/10/18	TRY	4.65	USD	2,482	(46,624)
USD Currency	Citibank NA	—	08/13/18	MXN	19.20	USD	30,741	(228,289)
USD Currency	Royal Bank of Canada	—	08/13/18	CAD	1.28	USD	162,296	(260,819)
USD Currency	Bank of America NA	—	08/14/18	JPY	105.50	USD	216,396	(242,465)
USD Currency	Goldman Sachs International	—	08/14/18	JPY	98.00	USD	226,248	(801)
USD Currency	JP Morgan Chase Bank NA	—	08/14/18	CAD	1.23	USD	58,361	(4,124)
USD Currency	Morgan Stanley & Co. International plc	—	08/15/18	TRY	4.35	USD	90,164	(188,450)
USD Currency	JP Morgan Chase Bank NA	—	08/16/18	CHF	0.97	USD	180,329	(571,318)
USD Currency	UBS AG	—	08/16/18	CHF	0.96	USD	108,197	(135,404)
EUR Currency	Deutsche Bank AG	—	08/17/18	USD	1.15	EUR	244,382	(951,671)
USD Currency	BNP Paribas SA	—	08/17/18	JPY	105.00	USD	58,370	(59,760)
USD Currency	JP Morgan Chase Bank NA	—	08/20/18	MXN	18.50	USD	50,031	(109,803)
USD Currency	Morgan Stanley & Co. International plc	—	08/20/18	MXN	18.50	USD	179,038	(434,842)
EUR Currency	Deutsche Bank AG	—	08/21/18	USD	1.17	EUR	21,280	(249,738)
USD Currency	Nomura International plc	—	08/23/18	KRW	1,072.00	USD	72,132	(144,477)
EUR Currency	BNP Paribas SA	—	08/29/18	USD	1.15	EUR	43,465	(256,815)
NOK Currency	Credit Suisse International	—	09/19/18	SEK	1.04	NOK	420,255	(40,494)
EUR Currency	Goldman Sachs International	—	09/20/18	USD	1.10	EUR	252,461	(312,269)
S&P 500 Index	Goldman Sachs International	3,934	09/21/18	USD	35.32	USD	10,694	(2,427,818)
USD Currency	Deutsche Bank AG	—	09/21/18	MXN	18.75	USD	29,205	(165,692)
USD Currency	Deutsche Bank AG	—	09/26/18	MXN	18.25	USD	50,000	(149,000)
USD Currency	JP Morgan Chase Bank NA	—	10/01/18	IDR	14,000.00	USD	54,098	(186,276)
EUR Currency	BNP Paribas SA	—	10/08/18	CNH	7.60	EUR	46,455	(216,000)
EUR Currency	BNP Paribas SA	—	10/08/18	CNH	7.35	EUR	104,520	(97,362)
EUR Currency	Deutsche Bank AG	—	10/08/18	CNH	7.50	EUR	58,530	(146,374)
EUR Currency	Deutsche Bank AG	—	10/08/18	CNH	7.45	EUR	104,520	(187,168)
EUR Currency	HSBC Bank plc	—	10/08/18	CNH	7.50	EUR	46,470	(116,068)
EUR Currency	HSBC Bank plc	—	10/08/18	CNH	7.60	EUR	58,545	(274,278)
EUR Currency	JP Morgan Chase Bank NA	—	10/08/18	PLN	4.05	EUR	103,800	(12,780)
USD Currency	Citibank NA	—	11/06/18	JPY	99.00	USD	57,634	(75,371)

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
EUR Currency	HSBC Bank plc	—	11/15/18	USD	1.18	EUR	40,000	$(852,435)
EUR Currency	HSBC Bank plc	—	11/15/18	USD	1.14	EUR	100,000	(823,898)
USD Currency	JP Morgan Chase Bank NA	—	01/02/19	TRY	3.77	USD	69,507	(5,751)
USD Currency	Citibank NA	—	01/03/19	TRY	3.76	USD	27,895	(2,144)

								(20,763,129)

								$(109,164,411)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.91%	Semi-Annual	Citibank NA	07/11/18	2.91%	USD	249,719	$(1,514,264)
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.91%	Semi-Annual	Citibank NA	07/11/18	2.91%	USD	114,157	(692,233)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.83%	Semi-Annual	JP Morgan Chase Bank NA	08/16/18	2.83%	USD	2,970,200	(9,939,685)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	JP Morgan Chase Bank NA	12/07/18	1.70%	USD	224,320	(37,221)
10-Year Interest Rate Swap	6 month EURIBOR	Semi-Annual	0.65%	Annual	UBS AG	01/18/19	0.65%	EUR	53,370	(99,592)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Barclays Bank plc	02/13/19	2.50%	USD	454,600	(1,233,507)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.20%	Semi-Annual	JP Morgan Chase Bank NA	03/21/19	2.20%	USD	744,600	(329,754)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.75%	Semi-Annual	JP Morgan Chase Bank NA	03/28/19	1.75%	USD	471,790	(60,620)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.45%	Semi-Annual	JP Morgan Chase Bank NA	05/30/19	2.45%	USD	870,815	(1,127,017)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Goldman Sachs International	06/25/19	2.70%	USD	2,011,850	(5,204,052)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	Barclays Bank plc	11/04/19	1.70%	USD	314,860	(158,970)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	JP Morgan Chase Bank NA	12/16/19	1.70%	USD	214,390	(132,021)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.20%	Semi-Annual	Deutsche Bank AG	02/07/20	2.20%	USD	313,730	(578,016)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	Deutsche Bank AG	02/14/20	2.35%	USD	316,460	(771,219)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	UBS AG	02/21/20	2.35%	USD	317,300	(783,299)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.88%	Semi-Annual	Deutsche Bank AG	04/14/20	2.88%	USD	522,660	(3,420,371)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.94%	Semi-Annual	Bank of America NA	04/17/20	2.94%	USD	517,360	(3,490,405)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.90%	Semi-Annual	Deutsche Bank AG	05/29/20	2.90%	USD	283,190	(1,951,947)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Goldman Sachs International	06/08/20	3.05%	USD	1,035,200	(3,998,750)

										(35,522,943)

Put
10-Year Interest Rate Swap	2.45%	Semi-Annual	2.45%	Quarterly	Barclays Bank plc	09/06/18	2.45%	USD	75,900	(3,292,311)
30-Year Interest Rate Swap	3.32%	Semi-Annual	3.32%	Quarterly	Goldman Sachs International	09/14/18	3.32%	USD	501,000	(966,715)
10-Year Interest Rate Swap	3.40%	Semi-Annual	3.40%	Quarterly	JP Morgan Chase Bank NA	12/07/18	3.40%	USD	149,550	(488,242)
2-Year Interest Rate Swap	3.03%	Semi-Annual	3.03%	Quarterly	Goldman Sachs International	12/10/18	3.03%	USD	856,085	(1,543,864)
2-Year Interest Rate Swap	3.07%	Semi-Annual	3.07	Quarterly	Citibank NA	12/12/18	3.07	USD	2,323,435	(3,603,741)

CONSOLIDATED SCHEDULES OF INVESTMENTS	101

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
2-Year Interest Rate Swap	3.03%	Semi-Annual	3.03%	Quarterly	Goldman Sachs International	12/27/18	3.03%	USD	214,020	$(436,781)
5-Year Interest Rate Swap	3.18%	Semi-Annual	3.18%	Quarterly	Citibank NA	12/27/18	3.18%	USD	1,198,219	(4,401,466)
10-Year Interest Rate Swap	1.65%	Annual	1.65%	Semi-Annual	UBS AG	01/18/19	1.65%	EUR	53,370	(49,873)
2-Year Interest Rate Swap	2.95%	Semi-Annual	2.95%	Quarterly	Deutsche Bank AG	01/29/19	2.95%	USD	1,655,410	(5,259,585)
2-Year Interest Rate Swap	3.00%	Semi-Annual	3.00%	Quarterly	UBS AG	02/27/19	3.00%	USD	998,800	(3,137,780)
2-Year Interest Rate Swap	2.60%	Semi-Annual	2.60%	Quarterly	Goldman Sachs International	03/21/19	2.60%	USD	744,600	(6,193,717)
2-Year Interest Rate Swap	3.15%	Semi-Annual	3.15%	Quarterly	JP Morgan Chase Bank NA	03/21/19	3.15%	USD	313,390	(701,577)
2-Year Interest Rate Swap	2.75%	Semi-Annual	2.75%	Quarterly	JP Morgan Chase Bank NA	03/28/19	2.75%	USD	471,790	(2,969,300)
2-Year Interest Rate Swap	2.35%	Semi-Annual	2.35%	Quarterly	JP Morgan Chase Bank NA	04/08/19	2.35%	USD	93,000	(1,164,158)
10-Year Interest Rate Swap	3.15%	Semi-Annual	3.15%	Quarterly	BNP Paribas SA	05/08/19	3.15%	USD	285,700	(4,125,442)
2-Year Interest Rate Swap	3.25%	Semi-Annual	3.25%	Quarterly	JP Morgan Chase Bank NA	05/30/19	3.25%	USD	870,815	(2,012,871)
2-Year Interest Rate Swap	0.14%	Annual	0.14%	Semi-Annual	Barclays Bank plc	06/14/19	0.14%	EUR	540,390	(931,897)
2-Year Interest Rate Swap	3.30%	Semi-Annual	3.30%	Quarterly	Goldman Sachs International	06/25/19	3.30%	USD	3,017,770	(6,818,350)
5-Year Interest Rate Swap	0.60%	Annual	0.60%	Semi-Annual	Barclays Bank plc	06/25/19	0.60%	EUR	126,042	(1,012,160)
5-Year Interest Rate Swap	0.78%	Annual	0.78%	Semi-Annual	Barclays Bank plc	06/26/19	0.78%	EUR	1,487,347	(7,222,511)
2-Year Interest Rate Swap	0.40%	Annual	0.40%	Semi-Annual	JP Morgan Chase Bank NA	07/08/19	0.40%	EUR	38,215	(30,641)
2-Year Interest Rate Swap	2.70%	Semi-Annual	2.70%	Quarterly	Barclays Bank plc	11/04/19	2.70%	USD	314,860	(2,793,800)
2-Year Interest Rate Swap	2.70%	Semi-Annual	2.70%	Quarterly	JP Morgan Chase Bank NA	11/06/19	2.70%	USD	1,040,000	(9,219,340)
2-Year Interest Rate Swap	2.70%	Semi-Annual	2.70%	Quarterly	JP Morgan Chase Bank NA	12/16/19	2.70%	USD	214,390	(1,957,141)
2-Year Interest Rate Swap	2.85%	Semi-Annual	2.85%	Quarterly	JP Morgan Chase Bank NA	01/21/20	2.85%	USD	527,700	(4,015,185)
2-Year Interest Rate Swap	3.15%	Semi-Annual	3.15%	Quarterly	Barclays Bank plc	02/03/20	3.15%	USD	1,033,250	(5,088,157)
2-Year Interest Rate Swap	3.20%	Semi-Annual	3.20%	Quarterly	Deutsche Bank AG	02/07/20	3.20%	USD	313,730	(1,430,025)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3.35%	Quarterly	Deutsche Bank AG	02/14/20	3.35%	USD	316,460	(1,143,459)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3.35%	Quarterly	UBS AG	02/21/20	3.35%	USD	317,300	(1,156,625)
1-Year Interest Rate Swap	3.00%	Semi-Annual	3.00%	Quarterly	Bank of America NA	04/06/20	3.00%	USD	290,100	(874,402)
2-Year Interest Rate Swap	2.88%	Semi-Annual	2.88%	Quarterly	Deutsche Bank AG	04/14/20	2.88%	USD	522,660	(3,848,596)
2-Year Interest Rate Swap	2.94%	Semi-Annual	2.94%	Quarterly	Bank of America NA	04/17/20	2.94%	USD	517,360	(3,688,280)
2-Year Interest Rate Swap	3.15%	Semi-Annual	3.15%	Quarterly	Goldman Sachs International	05/05/20	3.15%	USD	281,000	(1,539,512)
1-Year Interest Rate Swap	3.00%	Semi-Annual	3.00%	Quarterly	Bank of America NA	05/26/20	3.00%	USD	864,500	(2,935,928)
2-Year Interest Rate Swap	2.90%	Semi-Annual	2.90%	Quarterly	Deutsche Bank AG	05/29/20	2.90%	USD	283,190	(2,258,381)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3.35%	Quarterly	Goldman Sachs International	05/29/20	3.35%	USD	398,160	(1,680,108)
1-Year Interest Rate Swap	3.05%	Semi-Annual	3.05%	Quarterly	Goldman Sachs International	06/08/20	3.05%	USD	1,035,200	(3,323,872)
2-Year Interest Rate Swap	3.45%	Semi-Annual	3.45%	Quarterly	Goldman Sachs International	06/08/20	3.45%	USD	397,210	(1,469,002)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3.35%	Quarterly	Goldman Sachs International	06/15/20	3.35%	USD	254,300	(1,099,771)
10-Year Interest Rate Swap	2.15%	Annual	2.15%	Semi-Annual	JP Morgan Chase Bank NA	04/19/21	2.15%	EUR	131,500	(2,136,150)
10-Year Interest Rate Swap	2.00%	Annual	2.00%	Semi-Annual	Barclays Bank plc	05/04/21	2.00%	EUR	79,200	(1,621,069)
10-Year Interest Rate Swap	3.87%	Semi-Annual	3.87%	Quarterly	Barclays Bank plc	06/07/21	3.87%	USD	245,920	(3,796,210)
5-Year Interest Rate Swap	3.25%	Semi-Annual	3.25%	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	295,110	(5,558,069)

										(118,996,064)

										$(154,519,007)

OTC Credit Default Swaptions Written

Description	Received by the Fund		Paid by the Fund		Counterparty	Expiration Date	Credit Rating (a)	Exercise Price	Notional Amount (000) (b)	Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Sold Protection on 5-Year Credit Default Swap	1.00%	Quarterly	iTraxx Europe Crossover Series 29 Version 1	Quarterly	Citibank NA	08/15/18	NR	EUR 80.00	EUR 61,700	$(149,522)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.21.V1-FIX.V1	1.00%	Quarterly	06/20/19	EUR	9,633	$(99,449)	$(103,722)	$4,273
ITRAXX.EUR.23.V1	1.00%	Quarterly	06/20/20	EUR	9,984	(170,260)	(90,895)	(79,365)
ITRAXX.EUR.25.V1	1.00%	Quarterly	06/20/21	EUR	23,005	(498,016)	(148,423)	(349,593)
ITRAXX.FINSR.25.V1	1.00	Quarterly	06/20/21	EUR	138,370	(2,241,482)	(403,936)	(1,837,546)

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.CROSSOVER.25.V1	5.00%	Quarterly	06/20/21	EUR	29,485	$(3,085,815)	$(1,514,349)	$(1,571,466)
ITRAXX.EUR.CROSSOVER.29.V1	5.00%	Quarterly	06/20/23	EUR	98,650	(9,398,571)	(11,965,622)	2,567,051
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	USD	1,356,182	(20,440,074)	(21,759,182)	1,319,108
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	USD	260,796	(16,055,818)	(17,687,278)	1,631,460
ITRAXX.FINSUB.29.V1	1.00%	Quarterly	06/20/23	EUR	17,950	796,000	222,358	573,642

						$(51,193,485)	$(53,451,049)	$2,257,564

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.21.V1-FIX.V1	1.00%	Quarterly	06/20/19	BBB+	EUR	9,633	$99,449	$73,913	$25,536
ITRAXX.EUR.23.V1	1.00%	Quarterly	06/20/20	BBB+	EUR	9,984	170,260	59,958	110,302
ITRAXX.EUR.25.V1	1.00%	Quarterly	06/20/21	NR	EUR	23,005	498,016	212,223	285,793
ITRAXX.EUR.CROSSOVER.25.V1	5.00%	Quarterly	06/20/21	BBB-	EUR	29,485	3,085,815	1,084,354	2,001,461
ITRAXX.FINSR.25.V1	1.00%	Quarterly	06/20/21	BBB+	EUR	138,370	2,241,482	(490,881)	2,732,363
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	B+	USD	10,490	660,039	694,671	(34,632)
iTraxx Europe Crossover Series 28 Version 1	5.00%	Quarterly	12/20/22	BB	EUR	33,520	3,659,194	4,449,750	(790,556)
ITRAXX.EUR.28.V1	1.00%	Quarterly	12/20/22	A-	EUR	40,850	773,509	1,105,659	(332,150)
ITRAXX.FINSR.28.V1	1.00%	Quarterly	12/20/22	NR	EUR	53,440	583,355	1,381,426	(798,071)
ITRAXX.EUR.29.V1	1.00%	Quarterly	06/20/23	BBB	EUR	47,810	744,893	778,329	(33,436)
ITRAXX.FINSR.29.V1	1.00%	Quarterly	06/20/23	NR	EUR	165,251	1,004,569	3,426,376	(2,421,807)

							$13,520,581	$12,775,778	$744,803

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.32%	At Termination	12/15/22	GBP	16,720	$74,348	$—	$74,348
UK Retail Price Index All Items Monthly	At Termination	3.30%	At Termination	05/15/23	GBP	14,040	18,821	—	18,821

							$93,169	$—	$93,169

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	4,426,959	$1,150,742	$—	$1,150,742
3 month LIBOR	Quarterly	2.59%	Semi-Annual	09/17/18	(a)	09/17/19	USD	544,720	(643,009)	—	(643,009)
6 month LIBOR	Semi-Annual	0.80%	Semi-Annual	N/A		12/20/19	GBP	47,370	(129,468)	—	(129,468)
6 month LIBOR	Semi-Annual	1.14%	Semi-Annual	N/A		04/19/20	GBP	24,470	82,018	—	82,018
6 month LIBOR	Semi-Annual	1.02%	Semi-Annual	N/A		05/10/20	GBP	25,790	14,774	—	14,774
2.87%	Semi-Annual	3 month LIBOR	Quarterly	09/16/19	(a)	09/16/20	USD	558,030	626,567	—	626,567
2.20%	Semi-Annual	3 month LIBOR	Quarterly	12/03/18	(a)	12/03/20	USD	971,600	13,083,342	—	13,083,342
2.93%	Semi-Annual	3 month LIBOR	Quarterly	12/12/18	(a)	12/12/20	USD	347,325	(160,832)	—	(160,832)
2.97%	Semi-Annual	3 month LIBOR	Quarterly	12/14/18	(a)	12/14/20	USD	926,625	(1,121,244)	—	(1,121,244)
3 month LIBOR	Quarterly	2.32%	Semi-Annual	12/17/19	(a)	12/17/20	USD	1,650,860	(10,428,664)	—	(10,428,664)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	12/31/18	(a)	12/31/20	USD	85,609	(29,538)	—	(29,538)
3 month LIBOR	Quarterly	2.66%	Semi-Annual	01/26/20	(a)	01/26/21	USD	1,727,000	(5,323,115)	—	(5,323,115)
2.66%	Semi-Annual	3 month LIBOR	Quarterly	01/31/19	(a)	01/31/21	USD	487,250	2,526,523	—	2,526,523
3 month LIBOR	Quarterly	2.78%	Semi-Annual	02/16/19	(a)	02/16/21	USD	862,615	(2,683,863)	—	(2,683,863)

CONSOLIDATED SCHEDULES OF INVESTMENTS	103

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.81%	Semi-Annual	3 month LIBOR	Quarterly	02/20/19	(a)	02/20/21	USD	247,620	$612,389	$—	$612,389
28 day MXIBTIIE	Monthly	7.66%	Monthly	N/A		02/22/21	MXN	1,828,000	(779,000)	—	(779,000)
2.88%	Semi-Annual	3 month LIBOR	Quarterly	03/18/19	(a)	03/18/21	USD	590,260	757,699	—	757,699
3 month LIBOR	Quarterly	2.86%	Semi-Annual	04/06/20	(a)	04/06/21	USD	255,280	(285,995)	—	(285,995)
3.00%	Semi-Annual	3 month LIBOR	Quarterly	05/03/19	(a)	05/03/21	USD	129,510	(95,564)	—	(95,564)
3.02%	Semi-Annual	3 month LIBOR	Quarterly	05/03/19	(a)	05/03/21	USD	190,500	(211,203)	—	(211,203)
3 month LIBOR	Quarterly	2.95%	Semi-Annual	05/30/19	(a)	05/30/21	USD	145,350	(58,242)	—	(58,242)
3 month LIBOR	Quarterly	2.76%	Semi-Annual	05/31/19	(a)	05/31/21	USD	210,570	(857,951)	—	(857,951)
3 month LIBOR	Quarterly	2.80%	Semi-Annual	05/31/19	(a)	05/31/21	USD	116,790	(391,628)	—	(391,628)
3 month LIBOR	Quarterly	2.81%	Semi-Annual	05/31/19	(a)	05/31/21	USD	116,890	(374,217)	—	(374,217)
3 month LIBOR	Quarterly	2.82%	Semi-Annual	05/31/19	(a)	05/31/21	USD	233,810	(681,975)	—	(681,975)
3 month LIBOR	Quarterly	2.88%	Semi-Annual	05/31/19	(a)	05/31/21	USD	116,640	(209,615)	—	(209,615)
3 month LIBOR	Quarterly	2.89%	Semi-Annual	05/31/19	(a)	05/31/21	USD	116,640	(191,907)	—	(191,907)
2.82%	Semi-Annual	3 month LIBOR	Quarterly	06/03/19	(a)	06/03/21	USD	115,745	337,360	—	337,360
2.86%	Semi-Annual	3 month LIBOR	Quarterly	06/03/19	(a)	06/03/21	USD	162,800	369,496	—	369,496
2.97%	Semi-Annual	3 month LIBOR	Quarterly	06/04/19	(a)	06/04/21	USD	115,830	8,555	—	8,555
2.99%	Semi-Annual	3 month LIBOR	Quarterly	06/06/19	(a)	06/06/21	USD	115,650	(24,254)	—	(24,254)
2.98%	Semi-Annual	3 month LIBOR	Quarterly	06/06/19	(a)	06/06/21	USD	28,860	(4,410)	—	(4,410)
2.99%	Semi-Annual	3 month LIBOR	Quarterly	06/06/19	(a)	06/06/21	USD	115,650	(38,513)	—	(38,513)
3.01%	Semi-Annual	3 month LIBOR	Quarterly	06/06/19	(a)	06/06/21	USD	115,670	(81,302)	—	(81,302)
3 month LIBOR	Quarterly	3.00%	Semi-Annual	06/10/19	(a)	06/10/21	USD	66,500	29,083	—	29,083
3.03%	Semi-Annual	3 month LIBOR	Quarterly	06/10/19	(a)	06/10/21	USD	73,740	(70,703)	—	(70,703)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	06/10/19	(a)	06/10/21	USD	115,960	(130,974)	—	(130,974)
3.06%	Semi-Annual	3 month LIBOR	Quarterly	06/11/19	(a)	06/11/21	USD	116,460	(179,554)	—	(179,554)
3 month LIBOR	Quarterly	3.01%	Semi-Annual	06/11/19	(a)	06/11/21	USD	164,920	111,989	—	111,989
3.06%	Semi-Annual	3 month LIBOR	Quarterly	06/13/19	(a)	06/13/21	USD	116,050	(173,337)	—	(173,337)
1.39%	Semi-Annual	6 month LIBOR	Semi-Annual	06/15/20	(a)	06/15/21	GBP	149,090	(54,568)	—	(54,568)
6 month EURIBOR	Semi-Annual	0.27%	Annual	06/17/20	(a)	06/17/21	EUR	165,610	86,923	—	86,923
3 month STIBOR	Quarterly	0.40%	Annual	06/17/20	(a)	06/17/21	SEK	1,676,330	(1,115)	—	(1,115)
3.06%	Semi-Annual	3 month LIBOR	Quarterly	06/17/20	(a)	06/17/21	USD	208,090	(153,130)	—	(153,130)
3.11%	Semi-Annual	3 month LIBOR	Quarterly	06/17/19	(a)	06/17/21	USD	116,120	(289,060)	—	(289,060)
3.12%	Semi-Annual	3 month LIBOR	Quarterly	06/17/19	(a)	06/17/21	USD	116,120	(320,972)	—	(320,972)
0.14%	Annual	6 month EURIBOR	Semi-Annual	06/18/19	(a)	06/18/21	EUR	243,185	(478,395)	—	(478,395)
28 day MXIBTIIE	Monthly	8.12%	Monthly	N/A		06/18/21	MXN	659,225	138,965	—	138,965
3 month LIBOR	Quarterly	3.06%	Semi-Annual	06/18/19	(a)	06/18/21	USD	58,235	88,958	—	88,958
3.07%	Semi-Annual	3 month LIBOR	Quarterly	06/18/19	(a)	06/18/21	USD	233,130	(404,723)	—	(404,723)
28 day MXIBTIIE	Monthly	8.04%	Monthly	N/A		06/21/21	MXN	507,545	49,927	—	49,927
3 month LIBOR	Quarterly	3.01%	Semi-Annual	06/21/19	(a)	06/21/21	USD	58,235	36,184	—	36,184
3 month LIBOR	Quarterly	3.02%	Semi-Annual	06/21/19	(a)	06/21/21	USD	116,500	80,112	—	80,112
3 month LIBOR	Quarterly	3.01%	Semi-Annual	06/27/19	(a)	06/27/21	USD	5,510	3,347	—	3,347
3 month LIBOR	Quarterly	3.01%	Semi-Annual	06/27/19	(a)	06/27/21	USD	117,140	53,406	—	53,406
3 month LIBOR	Quarterly	2.95%	Semi-Annual	07/01/19	(a)	07/01/21	USD	58,600	(33,954)	—	(33,954)
3 month LIBOR	Quarterly	2.96%	Semi-Annual	07/01/19	(a)	07/01/21	USD	58,600	(20,086)	—	(20,086)
3 month LIBOR	Quarterly	2.98%	Semi-Annual	07/01/19	(a)	07/01/21	USD	43,250	(2,952)	—	(2,952)
3 month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19	(a)	11/01/21	USD	824,780	(11,516,939)	—	(11,516,939)
2.20%	Semi-Annual	3 month LIBOR	Quarterly	11/08/19	(a)	11/08/21	USD	305,700	4,500,257	—	4,500,257
2.37%	Semi-Annual	3 month LIBOR	Quarterly	12/17/20	(a)	12/17/21	USD	1,650,860	9,327,111	—	9,327,111
2.62%	Semi-Annual	3 month LIBOR	Quarterly	01/22/20	(a)	01/22/22	USD	202,000	1,358,521	—	1,358,521
2.72%	Semi-Annual	3 month LIBOR	Quarterly	01/26/21	(a)	01/26/22	USD	1,767,350	4,184,873	—	4,184,873
2.85%	Semi-Annual	3 month LIBOR	Quarterly	02/07/20	(a)	02/07/22	USD	378,860	912,035	—	912,035
2.97%	Semi-Annual	3 month LIBOR	Quarterly	03/02/20	(a)	03/02/22	USD	181,700	(2,028)	—	(2,028)
2.86%	Semi-Annual	3 month LIBOR	Quarterly	04/06/21	(a)	04/06/22	USD	255,280	233,844	—	233,844
2.85%	Semi-Annual	3 month LIBOR	Quarterly	04/07/20	(a)	04/07/22	USD	106,010	234,904	—	234,904
2.88%	Semi-Annual	3 month LIBOR	Quarterly	04/07/20	(a)	04/07/22	USD	116,340	189,787	—	189,787
3.05%	Semi-Annual	3 month LIBOR	Quarterly	05/11/20	(a)	05/11/22	USD	11,780	(16,974)	—	(16,974)
3.20%	Semi-Annual	3 month LIBOR	Quarterly	05/19/20	(a)	05/19/22	USD	118,910	(516,525)	—	(516,525)
2.87%	Semi-Annual	3 month LIBOR	Quarterly	06/02/20	(a)	06/02/22	USD	120,300	217,225	—	217,225
3.08%	Semi-Annual	3 month LIBOR	Quarterly	06/16/20	(a)	06/16/22	USD	59,940	(127,681)	—	(127,681)
3.08%	Semi-Annual	3 month LIBOR	Quarterly	06/16/20	(a)	06/16/22	USD	59,940	(126,575)	—	(126,575)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	06/23/20	(a)	06/23/22	USD	59,720	(83,160)	—	(83,160)
3.05%	Semi-Annual	3 month LIBOR	Quarterly	06/23/20	(a)	06/23/22	USD	59,710	(91,411)	—	(91,411)
2.96%	Semi-Annual	3 month LIBOR	Quarterly	07/05/18	(a)	08/31/22	USD	530,000	(1,710,469)	—	(1,710,469)
1.10%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		09/27/22	GBP	22,180	160,284	—	160,284

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6 month LIBOR	Semi-Annual	0.11%	Semi-Annual	N/A		10/06/22	JPY	11,284,000	$69,346	$—	$69,346
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	767,612	1,114,179	—	1,114,179
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	582,388	839,950	—	839,950
3 month LIBOR	Quarterly	2.51%	Semi-Annual	N/A		01/26/23	USD	232,639	(2,199,262)	—	(2,199,262)
2.66%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/15/23	USD	702,210	1,886,761	—	1,886,761
3 month LIBOR	Quarterly	2.66%	Semi-Annual	N/A		02/15/23	USD	54,040	(156,676)	—	(156,676)
3 month LIBOR	Quarterly	2.71%	Semi-Annual	N/A		04/03/23	USD	176,100	(1,214,331)	—	(1,214,331)
1.41%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		04/19/23	GBP	4,970	(41,281)	—	(41,281)
2.94%	Semi-Annual	3 month LIBOR	Quarterly	N/A		05/04/23	USD	425,741	(1,586,102)	—	(1,586,102)
1.33%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		05/10/23	GBP	10,490	(31,888)	—	(31,888)
28 day MXIBTIIE	Monthly	7.94%	Monthly	N/A		06/19/23	MXN	1,700,000	222,826	—	222,826
2.92%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/27/23	USD	139,890	(257,340)	—	(257,340)
1.28%	Annual	6 month BUBOR	Semi-Annual	09/19/18	(a)	09/19/23	HUF	31,509,493	5,008,840	—	5,008,840
1.28%	Annual	6 month BUBOR	Semi-Annual	09/19/18	(a)	09/19/23	HUF	26,680,387	4,252,384	—	4,252,384
6 month LIBOR	Semi-Annual	0.14%	Semi-Annual	09/19/18	(a)	09/19/23	JPY	11,689,000	106,443	—	106,443
6 month LIBOR	Semi-Annual	0.14%	Semi-Annual	09/19/18	(a)	09/19/23	JPY	11,689,000	102,758	—	102,758
6 month LIBOR	Semi-Annual	0.16%	Semi-Annual	09/19/18	(a)	09/19/23	JPY	1,492,000	23,541	—	23,541
6 month WIBOR	Semi-Annual	2.46%	Annual	09/19/18	(a)	09/19/23	PLN	75,110	(61,626)	—	(61,626)
6 month WIBOR	Semi-Annual	2.47%	Annual	09/19/18	(a)	09/19/23	PLN	37,550	(17,538)	—	(17,538)
6 month WIBOR	Semi-Annual	2.58%	Annual	09/19/18	(a)	09/19/23	PLN	72,430	64,732	—	64,732
2.94%	Semi-Annual	3 month LIBOR	Quarterly	12/31/18	(a)	12/31/23	USD	335,365	(106,267)	—	(106,267)
3 month LIBOR	Quarterly	2.75%	Semi-Annual	01/31/19	(a)	01/31/24	USD	212,390	(1,801,201)	—	(1,801,201)
3 month LIBOR	Quarterly	2.86%	Semi-Annual	02/15/19	(a)	02/15/24	USD	115,400	(412,151)	—	(412,151)
3 month LIBOR	Quarterly	2.97%	Semi-Annual	02/26/19	(a)	02/26/24	USD	30,750	48,955	—	48,955
0.54%	Annual	6 month EURIBOR	Semi-Annual	06/28/19	(a)	06/28/24	EUR	409,559	(247,430)	—	(247,430)
2.84%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/28/25	USD	787,500	2,179,721	—	2,179,721
3.03%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/28/25	USD	510,000	(4,468,977)	—	(4,468,977)
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	604,966	(2,668,349)	—	(2,668,349)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	19,850	(887,557)	1,462,625	(2,350,182)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	15,182	535,240	(1,293,093)	1,828,333
28 day MXIBTIIE	Monthly	7.49%	Monthly	N/A		04/14/27	MXN	1,412,000	(2,315,913)	—	(2,315,913)
0.29%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		10/06/27	JPY	5,637,000	(143,472)	—	(143,472)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/06/28	USD	164,750	(346,265)	—	(346,265)
3.17%	Semi-Annual	3 month LIBOR	Quarterly	09/28/18	(a)	02/15/28	USD	288,150	(5,446,170)	—	(5,446,170)
2.96%	Annual	6 month WIBOR	Semi-Annual	N/A		03/06/28	PLN	129,500	(269,190)	—	(269,190)
7.66%	Quarterly	3 month JIBAR	Quarterly	N/A		03/06/28	ZAR	551,075	1,632,054	—	1,632,054
7.64%	Quarterly	3 month JIBAR	Quarterly	N/A		03/06/28	ZAR	542,845	1,661,269	—	1,661,269
2.94%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/14/28	USD	5,360	(48,412)	—	(48,412)
2.89%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/19/28	USD	2,430	(11,370)	—	(11,370)
6 month EURIBOR	Semi-Annual	0.95%	Annual	N/A		04/11/28	EUR	18,930	280,211	—	280,211
3 month LIBOR	Quarterly	3.04%	Semi-Annual	N/A		04/26/28	USD	400,330	4,531,875	—	4,531,875
3 month LIBOR	Quarterly	3.00%	Semi-Annual	N/A		04/27/28	USD	1,088,007	8,443,283	—	8,443,283
3 month LIBOR	Quarterly	3.08%	Semi-Annual	N/A		04/27/28	USD	127,450	1,888,907	—	1,888,907
3.09%	Semi-Annual	3 month LIBOR	Quarterly	N/A		04/27/28	USD	63,730	(997,960)	—	(997,960)
3.05%	Semi-Annual	3 month LIBOR	Quarterly	N/A		04/30/28	USD	263,390	(3,214,888)	—	(3,214,888)
6 month EURIBOR	Semi-Annual	1.01%	Annual	N/A		05/04/28	EUR	19,670	381,612	—	381,612
6 month EURIBOR	Semi-Annual	0.98%	Annual	N/A		05/07/28	EUR	7,920	127,050	—	127,050
3.01%	Semi-Annual	3 month LIBOR	Quarterly	N/A		05/08/28	USD	15,850	(139,084)	—	(139,084)
1.66%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		05/17/28	GBP	10,950	(199,351)	47,554	(246,905)
6 month EURIBOR	Semi-Annual	0.86%	Annual	N/A		05/31/28	EUR	21,600	21,915	—	21,915
8.20%	Monthly	28 day MXIBTIIE	Monthly	N/A		06/09/28	MXN	250,855	(129,683)	—	(129,683)
8.15%	Monthly	28 day MXIBTIIE	Monthly	N/A		06/12/28	MXN	192,515	(67,882)	—	(67,882)
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/14/28	USD	288,240	(3,648,906)	—	(3,648,906)
3 month LIBOR	Quarterly	3.03%	Semi-Annual	N/A		06/18/28	USD	161,040	1,574,390	—	1,574,390
3 month LIBOR	Quarterly	3.04%	Semi-Annual	N/A		06/18/28	USD	52,030	526,967	—	526,967
3 month LIBOR	Quarterly	3.04%	Semi-Annual	N/A		06/18/28	USD	191,755	1,992,704	—	1,992,704
3 month LIBOR	Quarterly	3.05%	Semi-Annual	N/A		06/18/28	USD	322,070	3,757,584	—	3,757,584
3.05%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/18/28	USD	164,620	(1,920,618)	—	(1,920,618)
7.90%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	397,939	781,308	—	781,308
7.92%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	475,211	878,375	—	878,375
7.93%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	478,985	868,585	—	868,585
7.94%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	478,987	844,638	—	844,638
7.94%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	688,878	1,197,537	—	1,197,537

CONSOLIDATED SCHEDULES OF INVESTMENTS	105

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.33%	Semi-Annual	6 month LIBOR	Semi-Annual	09/19/18	(a)	09/19/28	JPY	780,000	$(17,349)	$—	$(17,349)
0.34%	Semi-Annual	6 month LIBOR	Semi-Annual	09/19/18	(a)	09/19/28	JPY	5,879,000	(166,273)	—	(166,273)
0.34%	Semi-Annual	6 month LIBOR	Semi-Annual	09/19/18	(a)	09/19/28	JPY	1,467,000	(40,506)	—	(40,506)
0.34%	Semi-Annual	6 month LIBOR	Semi-Annual	09/19/18	(a)	09/19/28	JPY	5,879,000	(162,328)	—	(162,328)
0.36%	Semi-Annual	6 month LIBOR	Semi-Annual	09/19/18	(a)	09/19/28	JPY	1,175,000	(57,682)	—	(57,682)
0.36%	Semi-Annual	6 month LIBOR	Semi-Annual	09/19/18	(a)	09/19/28	JPY	752,000	(32,205)	—	(32,205)
2.98%	Annual	6 month WIBOR	Semi-Annual	09/19/18	(a)	09/19/28	PLN	190,560	(3,512)	—	(3,512)
3.02%	Annual	6 month WIBOR	Semi-Annual	09/19/18	(a)	09/19/28	PLN	197,125	(208,033)	—	(208,033)
3.10%	Annual	6 month WIBOR	Semi-Annual	09/19/18	(a)	09/19/28	PLN	254,070	(736,480)	—	(736,480)
8.49%	Quarterly	3 month JIBAR	Quarterly	09/19/18	(a)	09/19/28	ZAR	178,500	(122,032)	—	(122,032)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	02/16/19	(a)	02/16/29	USD	190,900	(1,228,201)	—	(1,228,201)
1.37%	Annual	6 month EURIBOR	Semi-Annual	02/20/19	(a)	02/20/29	EUR	76,370	(3,137,355)	—	(3,137,355)
1.38%	Annual	6 month EURIBOR	Semi-Annual	02/22/19	(a)	02/22/29	EUR	68,150	(2,867,911)	—	(2,867,911)
0.69%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		06/18/38	JPY	9,339,000	(473,576)	—	(473,576)
0.70%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		06/18/38	JPY	9,480,500	(603,740)	—	(603,740)
0.70%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		06/18/38	JPY	9,480,500	(536,505)	—	(536,505)
6 month EURIBOR	Semi-Annual	1.50%	Annual	06/11/18	(a)	07/04/42	EUR	6,070	114,252	—	114,252
6 month EURIBOR	Semi-Annual	1.52%	Annual	N/A		07/04/42	EUR	20,130	489,211	—	489,211
6 month EURIBOR	Semi-Annual	1.58%	Annual	N/A		07/04/42	EUR	12,080	475,931	—	475,931
3.01%	Semi-Annual	3 month LIBOR	Quarterly	09/28/18	(a)	11/15/43	USD	6,370	(65,300)	—	(65,300)
3.13%	Semi-Annual	3 month LIBOR	Quarterly	09/28/18	(a)	11/15/43	USD	60,840	(1,935,461)	—	(1,935,461)
3.20%	Semi-Annual	3 month LIBOR	Quarterly	09/28/18	(a)	11/15/43	USD	145,490	(6,598,974)	—	(6,598,974)
6 month EURIBOR	Semi-Annual	1.52%	Annual	09/10/18	(a)	07/04/44	EUR	6,310	98,065	10,231	87,834
6 month EURIBOR	Semi-Annual	1.57%	Annual	09/10/18	(a)	07/04/44	EUR	2,930	88,090	—	88,090
0.56%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/02/46	JPY	1,377,000	846,156	—	846,156
0.81%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		05/31/47	JPY	437,250	20,211	—	20,211
0.91%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		07/12/47	JPY	546,750	(130,104)	—	(130,104)
0.92%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		07/12/47	JPY	546,750	(138,117)	—	(138,117)
6 month EURIBOR	Semi-Annual	1.92%	Annual	01/20/28	(a)	01/20/48	EUR	5,940	104,796	—	104,796
0.95%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		02/22/48	JPY	372,500	(112,924)	—	(112,924)
2.92%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/28/48	USD	145,000	(834,882)	—	(834,882)
2.96%	Semi-Annual	3 month LIBOR	Quarterly	N/A		04/27/48	USD	502,360	(3,722,769)	—	(3,722,769)
3 month LIBOR	Quarterly	3.12%	Semi-Annual	N/A		04/27/48	USD	102,670	4,216,766	—	4,216,766
6 month LIBOR	Semi-Annual	1.76%	Semi-Annual	N/A		05/17/48	GBP	4,070	186,140	(38,634)	224,774
3 month LIBOR	Quarterly	3.18%	Semi-Annual	N/A		05/18/48	USD	102,380	5,359,168	—	5,359,168
3.17%	Semi-Annual	3 month LIBOR	Quarterly	N/A		05/18/48	USD	409,530	(21,007,038)	—	(21,007,038)
3 month LIBOR	Quarterly	3.08%	Semi-Annual	02/20/23	(a)	02/20/53	USD	12,220	385,292	—	385,292

									$(19,509,973)	$188,683	$(19,698,656)

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.85%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A		11/01/18	MXN	239,344	$151,257	$—	$151,257
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	N/A		11/21/18	MXN	1,408,144	(352,194)	—	(352,194)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	N/A		11/21/18	MXN	1,689,773	(426,510)	—	(426,510)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	N/A		11/28/18	MXN	2,403,200	(658,528)	—	(658,528)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	N/A		11/28/18	MXN	1,363,292	(373,571)	—	(373,571)
4.77%	Monthly	28 day MXIBTIIE	Monthly	Citibank NA	N/A		12/05/18	MXN	132,651	104,069	—	104,069
4.70%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A		12/06/18	MXN	132,651	106,261	—	106,261
4.76%	Monthly	28 day MXIBTIIE	Monthly	Citibank NA	N/A		12/06/18	MXN	132,651	104,433	—	104,433
1 day BZDIOVER	At Termination	9.48%	At Termination	Citibank NA	N/A		01/02/20	BRL	223,443	2,107,807	—	2,107,807
1W CNREPOFI	Quarterly	3.33%	Quarterly	Citibank NA	09/19/18	(a)	09/19/20	CNY	420,000	258,023	—	258,023
1 day BZDIOVER	At Termination	12.17%	At Termination	JP Morgan Chase Bank NA	N/A		01/04/21	BRL	58,515	1,975,577	—	1,975,577
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	N/A		05/16/21	USD	5,230	(67,099)	—	(67,099)

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	12.40%	At Termination	JP Morgan Chase Bank NA	N/A		01/02/23	BRL	29,476	$1,103,181	$—	$1,103,181
1 day BZDIOVER	At Termination	9.45%	At Termination	JP Morgan Chase Bank NA	N/A		01/02/23	BRL	17,491	(157,664)	—	(157,664)
1 day BZDIOVER	At Termination	9.45%	At Termination	JP Morgan Chase Bank NA	N/A		01/02/23	BRL	82,529	(743,927)	—	(743,927)
1.06%	Quarterly	3 month TWCPBA	Quarterly	Bank of America NA	09/19/18	(a)	09/19/23	TWD	619,969	(124,551)	—	(124,551)
1W CNREPOFI	Quarterly	3.97%	Quarterly	Bank of America NA	09/19/18	(a)	09/19/23	CNY	221,955	964,719	—	964,719
3 month KLIBOR	Quarterly	4.02%	Quarterly	Citibank NA	09/19/18	(a)	09/19/23	MYR	69,660	8,178	—	8,178
3 month KLIBOR	Quarterly	4.04%	Quarterly	Goldman Sachs International	09/19/18	(a)	09/19/23	MYR	23,658	6,719	—	6,719
3 month KLIBOR	Quarterly	4.06%	Quarterly	Goldman Sachs International	09/19/18	(a)	09/19/23	MYR	47,302	26,570	—	26,570
1.06%	Quarterly	3 month TWCPBA	Quarterly	JP Morgan Chase Bank NA	09/19/18	(a)	09/19/23	TWD	892,151	(179,232)	—	(179,232)
1W CNREPOFI	Quarterly	3.42%	Quarterly	Goldman Sachs International	12/19/18	(a)	12/19/23	CNY	38,287	6,171	—	6,171
1W CNREPOFI	Quarterly	3.42%	Quarterly	Goldman Sachs International	12/19/18	(a)	12/19/23	CNY	18,858	6,265	—	6,265
1W CNREPOFI	Quarterly	3.33%	Quarterly	JP Morgan Chase Bank NA	12/19/18	(a)	12/19/23	CNY	37,528	15,678	—	15,678
1W CNREPOFI	Quarterly	3.42%	Quarterly	JP Morgan Chase Bank NA	12/19/18	(a)	12/19/23	CNY	19,048	6,328	—	6,328
1 day BZDIOVER	At Termination	9.65%	At Termination	Bank of America NA	N/A		01/02/25	BRL	7,990	(176,473)	—	(176,473)
1 day BZDIOVER	At Termination	9.86%	At Termination	Bank of America NA	N/A		01/02/25	BRL	8,381	(161,248)	—	(161,248)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	N/A		07/17/25	MXN	301,428	(1,325,385)	—	(1,325,385)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	N/A		08/06/25	MXN	904,077	(4,023,116)	—	(4,023,116)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A		08/11/25	MXN	309,728	1,388,474	—	1,388,474
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A		08/11/25	MXN	309,728	1,388,474	—	1,388,474
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	N/A		08/11/25	MXN	1,149,713	5,162,941	—	5,162,941
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	N/A		12/05/25	MXN	35,971	(171,491)	—	(171,491)
28 day MXIBTIIE	Monthly	6.02%	Monthly	Citibank NA	N/A		03/24/26	MXN	969,089	(5,502,790)	—	(5,502,790)
7.64%	Monthly	28 day MXIBTIIE	Monthly	UBS AG	N/A		11/18/26	MXN	517,782	541,996	—	541,996
7.71%	Monthly	28 day MXIBTIIE	Monthly	BNP Paribas SA	N/A		11/19/26	MXN	1,002,958	830,120	—	830,120

										$1,819,462	$—	$1,819,462

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
JFE Holdings, Inc.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	1,000,000	$(62,468)	$(5,071)	$(57,397)
Kawasaki Kisen Kaisha Ltd.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	277,000	(11,751)	14,262	(26,013)
Kawasaki Kisen Kaisha Ltd.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	223,000	(9,460)	12,586	(22,046)
Nippon Yusen Kabushiki Kaisha	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/19	JPY	500,000	(39,448)	(15,574)	(23,874)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/20	USD	5,480	(452,560)	(451,413)	(1,147)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	61,427	(446,257)	272,544	(718,801)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	61,427	(421,115)	407,719	(828,834)
Australia and New Zealand Banking Group Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	12,048	(195,687)	(28,075)	(167,612)

CONSOLIDATED SCHEDULES OF INVESTMENTS	107

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	10,000	$(162,427)	$(2,342)	$(160,085)
Australia and New Zealand Banking Group Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	7,952	(129,166)	(20,393)	(108,773)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	4,925	65,752	284,982	(219,230)
Commonwealth Bank of Australia (The)	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	10,000	(161,930)	(14,039)	(147,891)
Commonwealth Bank of Australia (The)	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	11,500	(186,219)	(21,415)	(164,804)
Constellium NV	5.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	1,320	(145,407)	(136,143)	(9,264)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(56,235)	(10,281)	(45,954)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(56,235)	(9,707)	(46,528)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	320,235	(61,408)	(11,759)	(49,649)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(56,235)	(7,493)	(48,742)
Mitsubishi Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/20	JPY	475,732	(93,644)	(37,139)	(56,505)
Mitsubishi Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(57,725)	(20,120)	(37,605)
Mitsui & Co., Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(56,965)	(5,742)	(51,223)
Mitsui & Co., Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	586,510	(113,929)	(15,969)	(97,960)
National Australia Bank Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	10,000	(163,642)	(7,027)	(156,615)
Standard Chartered plc	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	8,220	(175,225)	96,835	(272,060)
Standard Chartered plc	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	4,650	(99,123)	57,281	(156,404)
Standard Chartered plc	1.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	6,050	(128,968)	32,043	(161,011)
Standard Chartered plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	2,410	(51,374)	30,267	(81,641)
Sumitomo Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/20	JPY	249,377	(48,319)	5,762	(54,081)
Sumitomo Corp.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	JPY	253,165	(49,053)	9,970	(59,023)
Westpac Banking Corp.	1.00%	Quarterly	Citibank NA	12/20/20	USD	10,000	(167,239)	(16,384)	(150,855)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America NA	06/20/21	JPY	1,230,769	(237,013)	(62,842)	(174,171)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America NA	06/20/21	JPY	769,231	(148,133)	(41,602)	(106,531)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Barclays Bank plc	06/20/21	JPY	461,538	(88,880)	(25,500)	(63,380)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/21	JPY	384,615	(74,066)	(26,630)	(47,436)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/21	JPY	769,231	(148,133)	(43,930)	(104,203)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/21	JPY	384,615	(74,066)	(21,965)	(52,101)
Stena AB	5.00%	Quarterly	Goldman Sachs International	06/20/21	EUR	870	(29,556)	(41,200)	11,644
Constellium NV	5.00%	Quarterly	Citibank NA	12/20/21	EUR	2,400	(308,389)	(306,673)	(1,716)
Constellium NV	5.00%	Quarterly	Goldman Sachs International	12/20/21	EUR	1,770	(227,437)	(238,237)	10,800
Ally Financial, Inc.	5.00%	Quarterly	Credit Suisse International	06/20/22	USD	4,940	(730,956)	(444,021)	(286,935)
CBS Corp.	1.00%	Quarterly	Credit Suisse International	12/20/22	USD	7,820	(90,392)	(77,752)	(12,640)
CenturyLink, Inc.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	2,930	251,288	429,786	(178,498)
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	12/20/22	EUR	500	42,954	(28,009)	70,963
CMA CGM SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/22	EUR	730	62,713	(42,422)	105,135
Rite Aid Corp.	5.00%	Quarterly	Citibank NA	12/20/22	USD	4,900	324,642	552,963	(228,321)
Staples, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	4,920	44,931	148,864	(103,933)
Stena AB	5.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	EUR	1,200	35,054	18,611	16,443
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	12/20/22	EUR	700	(154,112)	(137,311)	(16,801)
Anglo American Capital plc	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	4,390	(823,867)	(929,939)	106,072
ArcelorMittal	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	1,400	(263,025)	(274,976)	11,951
Bayerische Motoren Werke AG	1.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	5,770	(164,487)	(136,290)	(28,197)
Bevco Lux Sarl	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	580	(111,553)	(114,182)	2,629
BNP Paribas SA	1.00%	Quarterly	Citibank NA	06/20/23	EUR	3,603	(84,716)	(97,445)	12,729
BNP Paribas SA	1.00%	Quarterly	HSBC Bank plc	06/20/23	EUR	9,794	(230,281)	(241,406)	11,125
BNP Paribas SA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	EUR	5,722	(134,538)	(155,008)	20,470
Cable & Wireless Ltd.	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	1,500	(279,836)	(277,441)	(2,395)
CMA CGM SA	5.00%	Quarterly	Citibank NA	06/20/23	EUR	500	58,861	1,420	57,441
Credit Agricole SA	1.00%	Quarterly	Bank of America NA	06/20/23	EUR	10,646	(261,586)	(287,926)	26,340
Credit Agricole SA	1.00%	Quarterly	HSBC Bank plc	06/20/23	EUR	9,810	(241,045)	(259,561)	18,516
Credit Agricole SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	9,535	(234,288)	(271,900)	37,612
Credit Agricole SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	9,377	(230,406)	(236,603)	6,197
Credit Agricole SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	7,536	(185,169)	(205,271)	20,102

108	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Daimler AG	1.00%	Quarterly	BNP Paribas SA	06/20/23	EUR	5,770	$(43,018)	$(92,571)	$49,553
Deutsche Lufthansa AG	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	6,750	(58,761)	(108,512)	49,751
Enel SpA	1.00%	Quarterly	Citibank NA	06/20/23	EUR	2,800	1,552	12,852	(11,300)
Enel SpA	1.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	2,810	1,557	(15,946)	17,503
Enel SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	EUR	2,340	1,297	(9,330)	10,627
Enel SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	EUR	5,520	3,059	15,504	(12,445)
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	8,390	601,999	243,915	358,084
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/23	USD	13,754	986,876	549,417	437,459
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/23	USD	13,755	986,948	549,457	437,491
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,659	980,061	1,070,721	(90,660)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,659	980,061	1,067,973	(87,912)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,344	957,458	778,040	179,418
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,658	979,989	1,073,389	(93,400)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	8,840	634,287	249,790	384,497
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	12,491	896,254	509,596	386,658
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,120	941,391	759,520	181,871
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	14,622	1,049,153	876,866	172,287
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,345	957,530	778,098	179,432
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	21,470	1,540,515	1,678,702	(138,187)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,659	980,061	1,078,959	(98,898)
Federative Republic of Brazil	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	6,730	482,891	183,351	299,540
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	06/20/23	USD	13,569	973,603	774,197	199,406
Federative Republic of Brazil	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	18,223	1,307,537	686,978	620,559
Federative Republic of Brazil	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	14,927	1,071,042	565,918	505,124
Freeport-McMoRan, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/23	USD	2,890	95,931	107,005	(11,074)
ITV plc	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	2,320	(507,370)	(498,643)	(8,727)
Kingdom of Bahrain	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	8,575	1,095,519	582,076	513,443
LANXESS Aktiengesellschaft	1.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	3,414	(43,698)	(65,565)	21,867
LANXESS Aktiengesellschaft	1.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	3,414	(43,698)	(69,949)	26,251
Lloyds Banking Group plc	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	1,390	62,920	46,301	16,619
Marks and Spencer plc	1.00%	Quarterly	Credit Suisse International	06/20/23	EUR	5,914	144,062	164,152	(20,090)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Citibank NA	06/20/23	EUR	600	(98,840)	(120,832)	21,992
Matterhorn Telecom Holding SA	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	600	(98,840)	(95,987)	(2,853)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	840	(138,376)	(134,382)	(3,994)
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	06/20/23	USD	10,360	(131,555)	(163,223)	31,668
Peugeot SA	5.00%	Quarterly	Citibank NA	06/20/23	EUR	3,840	(755,271)	(851,025)	95,754
Peugeot SA	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	2,800	(550,718)	(586,723)	36,005
Republic of Argentina	5.00%	Quarterly	Bank of America NA	06/20/23	USD	4,362	(117,946)	(174,399)	56,453
Republic of Argentina	5.00%	Quarterly	HSBC Bank plc	06/20/23	USD	5,939	(160,596)	(276,445)	115,849
Republic of Argentina	5.00%	Quarterly	HSBC Bank plc	06/20/23	USD	8,123	(219,653)	(360,706)	141,053
Republic of Argentina	5.00%	Quarterly	HSBC Bank plc	06/20/23	USD	5,938	(160,568)	(263,680)	103,112
Republic of Colombia	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	11,000	122,459	150,941	(28,482)
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	29,192	1,451,360	751,092	700,268
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	106,000	(254,047)	(1,251,873)	997,826
Republic of Turkey	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	5,180	444,766	376,433	68,333
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	06/20/23	USD	5,480	470,525	378,444	92,081
Republic of Turkey	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	5,995	514,744	401,802	112,942
Republic of Turkey	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	10,765	924,306	743,421	180,885
Republic of Turkey	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	1,273	109,302	88,065	21,237
Republic of Turkey	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	4,861	417,376	363,053	54,323
Rio Tinto Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	11,800	(213,820)	(221,202)	7,382
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	500	(108,933)	(124,667)	15,734
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	BNP Paribas SA	06/20/23	EUR	800	(174,293)	(188,422)	14,129
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	800	(174,293)	(185,878)	11,585
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	800	(174,293)	(175,340)	1,047
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	800	(174,293)	(178,321)	4,028
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	500	(108,933)	(118,265)	9,332
Societe Generale AG	1.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	1,390	53,688	4,167	49,521

CONSOLIDATED SCHEDULES OF INVESTMENTS	109

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
SoftBank Group Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/23	JPY	139,350	$72,751	$92,623	$(19,872)
SoftBank Group Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/23	JPY	309,000	161,323	159,938	1,385
SoftBank Group Corp.	1.00%	Quarterly	Goldman Sachs International	06/20/23	JPY	206,510	107,815	124,264	(16,449)
SoftBank Group Corp.	1.00%	Quarterly	Goldman Sachs International	06/20/23	JPY	257,760	134,571	168,447	(33,876)
Stena AB	5.00%	Quarterly	Citibank NA	06/20/23	EUR	1,400	77,810	74,807	3,003
Stena AB	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	2,100	116,715	95,684	21,031
Sudzucker International Finance BV	1.00%	Quarterly	Bank of America NA	06/20/23	EUR	2,900	(9,907)	(6,772)	(3,135)
Sudzucker International Finance BV	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	2,910	(9,941)	(40,170)	30,229
Telecom Italia SpA	1.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	1,085	61,054	31,325	29,729
Telecom Italia SpA	1.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	1,021	57,453	34,218	23,235
Telecom Italia SpA	1.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	1,090	61,335	57,724	3,611
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	19,128	262,662	151,881	110,781
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	13,381	183,745	251,966	(68,221)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	10,705	146,999	208,674	(61,675)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	13,382	183,759	260,857	(77,098)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	13,381	183,745	240,125	(56,380)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	9,100	124,959	73,997	50,962
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	13,382	183,759	257,900	(74,141)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	17,667	242,599	144,526	98,073
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	22,105	303,542	181,822	121,720
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,769	189,073	265,359	(76,286)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	13,082	179,639	103,001	76,638
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	11,918	163,655	112,472	51,183
United Mexican States	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	15,506	212,926	77,818	135,108
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	2,360	(561,632)	(564,210)	2,578
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	2,870	(683,001)	(722,778)	39,777
Valeo SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	2,850	(25,334)	(25,957)	623
Volkswagen AG	1.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	1,400	277	(14,242)	14,519
Wind Tre SpA	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	800	44,868	(11,978)	56,846
Wind Tre SpA	5.00%	Quarterly	Citibank NA	06/20/23	EUR	540	30,286	7,998	22,288
Wind Tre SpA	5.00%	Quarterly	Citibank NA	06/20/23	EUR	810	45,430	262	45,168
Wind Tre SpA	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	300	16,825	7,781	9,044
Wind Tre SpA	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	400	22,434	(9,203)	31,637
Wind Tre SpA	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	399	22,365	10,108	12,257
CMBX.NA.7.AA	1.50%	Monthly	Goldman Sachs International	01/17/47	USD	2,292	(21,925)	149,762	(171,687)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	2,716	53,591	46,859	6,732
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	13,228	261,000	209,382	51,618
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	4,790	94,511	83,887	10,624
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	USD	2,470	48,735	46,136	2,599
CMBX.NA.9.A	2.00%	Monthly	JP Morgan Securities LLC	09/17/58	USD	2,050	40,448	273,574	(233,126)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	6,070	119,767	743,361	(623,594)
CMBX.NA.9.A	2.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	4,790	94,511	89,783	4,728
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	12,070	4,696	144,513	(139,817)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	9,670	3,762	117,323	(113,561)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	7,820	3,043	100,940	(97,897)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	8,150	3,170	97,581	(94,411)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	6,760	2,629	80,937	(78,308)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	7,000	2,723	100,418	(97,695)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	19,440	(125,496)	(21)	(125,475)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	16,950	(109,421)	(12,566)	(96,855)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	12,210	(78,823)	(1,764)	(77,059)
CMBX.NA.6.BBB-	3.00%	Monthly	JP Morgan Securities LLC	05/11/63	USD	2,440	252,307	234,324	17,983

							$13,135,104	$12,146,772	$988,332

110	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Grohe Holding GmbH	5.00%	Quarterly	Citibank NA	12/20/18	NR	EUR	2,473	$73,319	$70,241	$3,078
Grohe Holding GmbH	5.00%	Quarterly	Credit Suisse International	12/20/18	NR	EUR	4,907	145,476	139,367	6,109
SAS AB	5.00%	Quarterly	Goldman Sachs International	06/20/19	NR	EUR	1,900	89,338	11,945	77,393
SAS AB	5.00%	Quarterly	Goldman Sachs International	06/20/19	NR	EUR	3,400	159,867	(79,137)	239,004
Rallye SA	5.00%	Quarterly	Citibank NA	06/20/20	NR	EUR	500	(92,408)	(89,165)	(3,243)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	61,427	446,257	(307,062)	753,319
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	09/20/20	A+	USD	10,000	146,438	(35,343)	181,781
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	09/20/20	A+	USD	10,000	146,438	(37,409)	183,847
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/20	BBB+	USD	61,427	419,817	(362,843)	782,660
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	NR	USD	20,000	232,689	(275,124)	507,813
Rallye SA	5.00%	Quarterly	Citibank NA	06/20/21	NR	EUR	600	(158,180)	(131,754)	(26,426)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	510	53,389	79,884	(26,495)
Saipem Finance International BV	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	800	120,705	46,353	74,352
Altice Finco SA	5.00%	Quarterly	BNP Paribas SA	12/20/22	NR	EUR	900	29,893	40,048	(10,155)
Altice Finco SA	5.00%	Quarterly	Credit Suisse International	12/20/22	NR	EUR	1,440	47,828	30,256	17,572
Altice Finco SA	5.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	NR	EUR	1,000	33,214	36,675	(3,461)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BB+	EUR	900	(118,088)	(35,234)	(82,854)
Commerzbank AG	1.00%	Quarterly	Goldman Sachs International	12/20/22	NR	EUR	2,500	(154,936)	(79,333)	(75,603)
Deutsche Bank AG	1.00%	Quarterly	Barclays Bank plc	12/20/22	NR	EUR	2,670	(97,567)	2,154	(99,721)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	550	91,084	107,022	(15,938)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	12/20/22	BB+	EUR	1,020	55,097	152,765	(97,668)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	12/20/22	BB+	EUR	1,000	54,018	164,173	(110,155)
Intrum Justitia AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/22	BB+	EUR	2,680	144,767	443,313	(298,546)
ITRAXX.FINSR.28.V1	1.00%	Quarterly	Citibank NA	12/20/22	NR	EUR	26,400	238,155	679,679	(441,524)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Barclays Bank plc	12/20/22	BB+	EUR	720	70,593	130,952	(60,359)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Barclays Bank plc	12/20/22	BB+	EUR	70	6,864	12,731	(5,867)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/22	BB+	EUR	110	10,785	19,459	(8,674)
Nordstrom, Inc.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BBB+	USD	7,140	(116,171)	(567,075)	450,904
SFR Group SA	5.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	B	EUR	860	84,944	32,293	52,651
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	80	(3,443)	(1,494)	(1,949)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	810	(34,856)	(15,126)	(19,730)
Wind Acquisition Finance SA	5.00%	Quarterly	Credit Suisse International	12/20/22	NR	EUR	1,340	233,118	255,854	(22,736)
Wind Acquisition Finance SA	5.00%	Quarterly	Goldman Sachs International	12/20/22	NR	EUR	725	126,128	135,524	(9,396)
Wind Acquisition Finance SA	5.00%	Quarterly	Goldman Sachs International	12/20/22	NR	EUR	1,300	226,160	243,009	(16,849)
ADLER Real Estate AG	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	2,630	454,411	544,333	(89,922)
Altice France SA	5.00%	Quarterly	Goldman Sachs International	06/20/23	B	EUR	1,044	97,285	91,602	5,683
Altice France SA	5.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	B	EUR	1,587	147,885	148,337	(452)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	NR	EUR	2,210	(189,305)	(74,606)	(114,699)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/23	B-	USD	5,480	259,573	441,683	(182,110)
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	1,674	79,877	77,002	2,875
Boparan Finance plc	5.00%	Quarterly	Barclays Bank plc	06/20/23	CCC+	EUR	1,450	(133,113)	(135,786)	2,673
Casino Guichard-Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB+	EUR	688	(104,666)	(106,803)	2,137
Casino Guichard-Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB+	EUR	2,210	(336,422)	(231,861)	(104,561)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB+	EUR	31	(4,693)	(4,790)	97
Casino Guichard-Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	800	(121,781)	(104,081)	(17,700)
Casino Guichard-Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	230	(35,012)	(23,272)	(11,740)

CONSOLIDATED SCHEDULES OF INVESTMENTS	111

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard-Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	20	$(3,044)	$(2,024)	$(1,020)
Casino Guichard-Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	1,050	(159,838)	(106,240)	(53,598)
Casino Guichard-Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	240	(36,534)	(24,283)	(12,251)
Casino Guichard-Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	1,150	(175,061)	(170,750)	(4,311)
Casino Guichard-Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	1,070	(162,883)	(108,263)	(54,620)
Casino Guichard-Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	20	(3,044)	(2,024)	(1,020)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	254	(38,627)	(35,890)	(2,737)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	31	(4,690)	(4,358)	(332)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	1,051	(160,026)	(148,688)	(11,338)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	844	(128,456)	(123,621)	(4,835)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	699	(106,344)	(102,342)	(4,002)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	69	(10,530)	(10,133)	(397)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	240	(36,534)	(24,520)	(12,014)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	20	(3,044)	(2,043)	(1,001)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	1,090	(165,927)	(111,362)	(54,565)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	20	(3,044)	(2,004)	(1,040)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	31	(4,695)	(4,362)	(333)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	1,110	(168,972)	(111,221)	(57,751)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	250	(38,057)	(25,050)	(13,007)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	631	(96,109)	(83,587)	(12,522)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	421	(64,072)	(55,725)	(8,347)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	12	(1,878)	(1,633)	(245)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	19	(2,817)	(2,450)	(367)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	102	(15,466)	(13,451)	(2,015)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	152	(23,199)	(20,176)	(3,023)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	254	(38,665)	(35,925)	(2,740)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	1,052	(160,182)	(148,832)	(11,350)
Commerzbank AG	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	2,210	(166,862)	(92,918)	(73,944)
Deutsche Bank AG	1.00%	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	2,000	(87,802)	(16,517)	(71,285)
Deutsche Bank AG	1.00%	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	2,630	(115,460)	(21,013)	(94,447)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	2,210	378,436	432,579	(54,143)
Glencore Finance Europe Ltd.	5.00%	Quarterly	Barclays Bank plc	06/20/23	BBB+	EUR	2,694	489,228	549,856	(60,628)
Hema Bondco I BV	5.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	B-	EUR	1,200	(7,953)	49,863	(57,816)
Intesa Sanpaolo SpA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,890	(68,306)	(91,135)	22,829
Intesa Sanpaolo SpA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	140	(5,060)	(6,751)	1,691
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	18	767	2,168	(1,401)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	530	22,232	53,226	(30,994)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	2,097	5,021	(2,924)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	100	4,194	10,610	(6,416)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	900	37,752	95,488	(57,736)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	194	8,149	23,039	(14,890)
Intrum Justitia AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	717	30,094	85,107	(55,013)
Intrum Justitia AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	1,100	46,140	127,337	(81,197)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	20	1,803	3,308	(1,505)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	236	21,286	39,036	(17,750)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	11	992	1,854	(862)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	137	12,356	23,087	(10,731)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	2,210	199,329	348,643	(149,314)
SFR Group SA	5.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	1,060	98,776	18,613	80,163
SFR Group SA	5.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	B	EUR	1,060	98,776	24,353	74,423
TDC A/S	1.00%	Quarterly	Barclays Bank plc	06/20/23	B+	EUR	700	(66,012)	(67,503)	1,491
TDC A/S	1.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	2,730	(257,446)	(254,713)	(2,733)
TDC A/S	1.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	1,750	(165,029)	(164,895)	(134)
Tesco plc	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	2,800	(13,271)	(14,345)	1,074
UniCredit SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	NR	EUR	2,210	(289,381)	(172,269)	(117,112)
United Group BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	B	EUR	540	72,306	73,557	(1,251)
Constellium NV	5.00%	Quarterly	Citibank NA	12/20/24	B-	EUR	2,400	272,482	290,529	(18,047)
Constellium NV	5.00%	Quarterly	Goldman Sachs International	12/20/24	B-	EUR	1,770	200,956	274,871	(73,915)

112	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Constellium NV	5.00%	Quarterly	Goldman Sachs International	12/20/24	B-	EUR	1,320	$149,865	$150,295	$(430)
CMBX.NA.7.AA	1.50%	Monthly	Credit Suisse International	01/17/47	NR	USD	2,292	21,925	(175,749)	197,674
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	1,925	(417)	(10,658)	10,241
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	4,880	(113,367)	(267,098)	153,731
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International plc	10/17/57	NR	USD	150	(3,485)	(17,503)	14,018
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International plc	10/17/57	NR	USD	1,510	(35,078)	(124,330)	89,252
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	11,700	(1,207,383)	(1,025,985)	(181,398)
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	636	(65,632)	(64,224)	(1,408)
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	3,240	(334,352)	(352,280)	17,928
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	1,100	(113,514)	(133,118)	19,604
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	3,850	(397,302)	(413,132)	15,830
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	3,788	(390,903)	(380,332)	(10,571)
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	3,397	(350,554)	(367,566)	17,012
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	7,630	(787,379)	(882,271)	94,892
CMBX.NA.9.BBB-	3.00%	Monthly	JP Morgan Securities LLC	09/17/58	NR	USD	1,674	(172,749)	(177,949)	5,200
CMBX.NA.9.BBB-	3.00%	Monthly	JP Morgan Securities LLC	09/17/58	NR	USD	3,780	(390,078)	(466,584)	76,506
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2,470	(254,892)	(300,993)	46,101
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2,620	(270,372)	(332,156)	61,784
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2,390	(246,636)	(224,757)	(21,879)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	3,810	(393,173)	(383,564)	(9,609)
CMBX.NA.10.BBB-	3.00%	Monthly	JP Morgan Securities LLC	11/17/59	NR	USD	270	(24,322)	(23,320)	(1,002)
CMBX.NA.6.A	2.00%	Monthly	Morgan Stanley & Co. International plc	05/11/63	NR	USD	3,630	(18,444)	(137,807)	119,363
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	NR	USD	2,440	(252,307)	(193,874)	(58,433)

								$(3,881,947)	$(4,716,470)	$834,523

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/Reference	Frequency	Rate/Reference	Frequency
3 month LIBOR	Quarterly	Iron Mountain, Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	82	$(211,160)	$—	$(211,160)
3 month LIBOR	Quarterly	Energy Transfer Equity LP	Quarterly	Merrill Lynch International	07/03/18	USD	185	(599,535)	—	(599,535)
3 month LIBOR minus 0.30%	Quarterly	Coty, Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	109	472,532	—	472,532
3 month LIBOR minus 0.30%	Quarterly	Axalta Coating Systems Ltd.	Quarterly	Merrill Lynch International	07/03/18	USD	86	4,967	—	4,967
3 month LIBOR minus 0.30%	Quarterly	Platform Specialty Products Corp.	Quarterly	Merrill Lynch International	07/03/18	USD	272	(544,518)	—	(544,518)
3 month LIBOR minus 0.30%	Quarterly	Liberty Global plc	Quarterly	Merrill Lynch International	07/03/18	USD	81	337,664	—	337,664
3 month LIBOR minus 0.30%	Quarterly	McCormick & Co., Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	25	(232,953)	—	(232,953)
3 month LIBOR minus 0.30%	Quarterly	Gartner, Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	22	(316,200)	—	(316,200)
3 month LIBOR minus 0.30%	Quarterly	Valeant Pharmaceuticals International, Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	171	(1,251,026)	—	(1,251,026)
3 month LIBOR minus 0.30%	Quarterly	Silgan Holdings, Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	96	93,840	—	93,840
3 month LIBOR minus 0.30%	Quarterly	TransDigm Group, Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	9	(324,506)	—	(324,506)
3 month LIBOR minus 0.30%	Quarterly	Scientific Games Corp.	Quarterly	Merrill Lynch International	07/03/18	USD	62	(464,507)	—	(464,507)
3 month LIBOR minus 0.30%	Quarterly	Cheniere Energy, Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	50	(587,452)	—	(587,452)
3 month LIBOR minus 0.30%	Quarterly	Post Holdings, Inc.	Quarterly	Merrill Lynch International	07/03/18	USD	36	(355,170)	—	(355,170)
3 month LIBOR minus 1.40%	Quarterly	Campbell Soup Co.	Quarterly	Merrill Lynch International	07/03/18	USD	47	125,253	—	125,253
3 month LIBOR minus 1.40%	Quarterly	Transocean Ltd.	Quarterly	Merrill Lynch International	07/03/18	USD	267	(955,725)	—	(955,725)
3 month LIBOR minus 0.30%	Quarterly	Valeant Pharmaceuticals International, Inc.	Quarterly	Merrill Lynch International	08/03/18	USD	20	(108,546)	—	(108,546)
3 month LIBOR minus 0.30%	Quarterly	Valeant Pharmaceuticals International, Inc.	Quarterly	Merrill Lynch International	08/11/18	USD	25	(58,457)	—	(58,457)
1 month LIBOR plus 0.05%	Monthly	Utilities Select Sector SPDR Fund	Monthly	BNP Paribas SA	08/14/18	USD	255	(698,996)	—	(698,996)
1 month LIBOR plus 0.10%	Monthly	Consumer Staples Select Sector SPDR Fund	Monthly	BNP Paribas SA	08/14/18	USD	230	(139,994)	—	(139,994)

CONSOLIDATED SCHEDULES OF INVESTMENTS	113

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/Reference	Frequency	Rate/Reference	Frequency
1 month LIBOR plus 0.10%	Monthly	Materials Select Sector SPDR Fund	Monthly	BNP Paribas SA	08/14/18	USD	208	$441,010	—	$441,010
1 month LIBOR plus 0.15%	Monthly	Energy Select Sector SPDR Fund	Monthly	BNP Paribas SA	08/14/18	USD	182	(16,458)	—	(16,458)
3 month LIBOR minus 0.30%	Quarterly	O’Reilly Automotive, Inc.	Quarterly	Merrill Lynch International	08/31/18	USD	12	(45,457)	—	(45,457)
3 month EURIBOR	Quarterly	Markit iBoxx EUR Liquid High Yield Index	At Termination	JP Morgan Chase Bank NA	09/20/18	EUR	52,780	151,977	(39,248)	191,225
iBoxx USD Liquid High Yield Index	Quarterly	3 month LIBOR	At Termination	Goldman Sachs International	09/20/18	USD	4,389	32,758	(4,346)	37,104
Markit iBoxx EUR Contingent Convertible Index TRI	Quarterly	3 month EURIBOR	At Termination	Goldman Sachs International	09/20/18	EUR	5,050	(152,467)	3,168	(155,635)
iShares JP Morgan USD Emerging Markets Bond ETF	Monthly	1 month LIBOR plus 0.35%	Monthly	Citibank NA	09/22/18	USD	680	(443,297)	—	(443,297)
3 month LIBOR minus 0.30%	Quarterly	Superior Energy Services, Inc.	Quarterly	Merrill Lynch International	10/11/18	USD	197	(82,512)	—	(82,512)
3 month LIBOR minus 0.30%	Quarterly	American Express Co.	Quarterly	Merrill Lynch International	12/14/18	USD	31	57,028	—	57,028
3 month LIBOR minus 0.15%	Quarterly	Iron Mountain, Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	82	—	—	—
3 month LIBOR minus 0.15%	Quarterly	Energy Transfer Equity LP	Quarterly	Merrill Lynch International	12/28/18	USD	185	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Axalta Coating Systems Ltd.	Quarterly	Merrill Lynch International	12/28/18	USD	86	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Coty, Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	109	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Platform Specialty Products Corp.	Quarterly	Merrill Lynch International	12/28/18	USD	272	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Gartner, Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	22	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Cheniere Energy, Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	50	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Liberty Global plc	Quarterly	Merrill Lynch International	12/28/18	USD	81	—	—	—
3 month LIBOR minus 0.30%	Quarterly	TransDigm Group, Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	9	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Post Holdings, Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	36	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Valeant Pharmaceuticals International, Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	171	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Silgan Holdings, Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	96	—	—	—
3 month LIBOR minus 0.30%	Quarterly	Scientific Games Corp.	Quarterly	Merrill Lynch International	12/28/18	USD	62	—	—	—
3 month LIBOR minus 0.30%	Quarterly	McCormick & Co., Inc.	Quarterly	Merrill Lynch International	12/28/18	USD	25	—	—	—
3 month LIBOR minus 0.70%	Quarterly	Campbell Soup Co.	Quarterly	Merrill Lynch International	12/28/18	USD	47	—	—	—
3 month LIBOR plus 0.05%	Quarterly	Superior Energy Services, Inc.	Quarterly	BNP Paribas SA	02/07/19	USD	175	225,418	—	225,418
1 month LIBOR minus 0.85%	Monthly	SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	Merrill Lynch International	03/15/19	USD	121	(317,762)	—	(317,762)
3 month LIBOR minus 0.70%	Quarterly	Transocean Ltd.	Quarterly	BNP Paribas SA	06/23/27		267	6,679	—	6,679

								$(5,957,572)	$(40,426)	$(5,917,146)

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Merrill Lynch International	02/15/23	$(36,307,108)	$635,948	(b)	$(35,650,011)	(0.0)%

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-151 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

EUR 1 Week

USD 1 Week

(b)	Amount includes $(21,149) of net dividends and financing fees.

114	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Total Return — Volatility Swaps

Reference Entity	Volatility Strike Price (a)	Counterparty	Termination Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
EUR Currency	7.75%	Deutsche Bank AG	12/04/18	EUR	179,807	$(231,513)	$—	$(231,513)
USD Currency	8.80%	Deutsche Bank AG	01/29/19	USD	174,036	(626,634)	—	(626,634)
USD Currency	8.90%	Deutsche Bank AG	02/26/19	USD	111,078	(367,302)	—	(367,302)
USD Currency	8.90%	Deutsche Bank AG	02/26/19	USD	55,422	(183,264)	—	(183,264)
USD Currency	8.90%	Deutsche Bank AG	04/03/19	USD	55,834	(145,702)	—	(145,702)
USD Currency	8.90%	Deutsche Bank AG	04/03/19	USD	55,834	(145,703)	—	(145,703)
USD Currency	8.73%	Deutsche Bank AG	04/03/19	USD	111,078	(182,369)	—	(182,369)

						$(1,882,487)	$—	$(1,882,487)

(a)	At expiration, the Fund receives the difference between the realized volatility and predefined volatility strike price multiplied by the notional amount.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 week CNREPOFI	7 Day China Fixing Repo Rates	2.55%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.10%
3 month JIBAR	Johannesburg Interbank Average Rate	6.96%
3 month KLIBOR	Kuala Lumpur Interbank Offered Rate	3.69%
3 month LIBOR	London Interbank Offered Rate	2.34%
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	1.38%
6 month BUBOR	Budapest Interbank Offered Rate	0.36%
6 month EURIBOR	Euro Interbank Offered Rate	(0.27)%
6 month LIBOR	London Interbank Offered Rate	2.50%
6 month WIBOR	Warsaw Interbank Offered Rate	1.68%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$15,009,427	$(55,496,015)	$114,462,872	$(131,065,992)	$—
OTC Swaps	32,572,709	(25,182,833)	32,978,521	(36,499,889)	—
Options Written	N/A	N/A	83,208,667	(70,145,101)	(285,060,302)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$2,348,934	$—	$618,492	$—	$14,476,480	$—	$17,443,906
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	279,052,913	—	—	279,052,913
Options purchased
Investments at value — unaffiliated(b)	5,800,000	445,846	34,514,263	148,477,254	131,525,261	—	320,762,624
Swaps — centrally cleared
Net unrealized appreciation(a)	—	11,250,989	—	—	103,118,714	93,169	114,462,872
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	46,887,650	2,400,339	—	16,263,241	—	65,551,230

	$8,148,934	$58,584,485	$37,533,094	$427,530,167	$265,383,696	$93,169	$797,273,545

CONSOLIDATED SCHEDULES OF INVESTMENTS	115

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$2,932,062	$—	$163,689	$—	$30,717,057	$—	$33,812,808
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	137,988,557	—	—	137,988,557
Options written
Options written, at value	1,860,000	149,522	9,266,535	110,086,398	163,697,847	—	285,060,302
Swaps — centrally cleared
Net unrealized depreciation(a)	—	8,248,622	—	—	122,817,370	—	131,065,992
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	37,602,225	7,754,231	1,882,487	14,443,779	—	61,682,722

	$4,792,062	$46,000,369	$17,184,455	$249,957,442	$331,676,053	$—	$649,610,381

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$(321,576)	$—	$52,197,811	$—	$236,888,724	$—	$288,764,959
Forward foreign currency exchange contracts	—	—	—	96,429,033	—	—	96,429,033
Options purchased(a)	(7,942)	138,651	123,239,489	(179,810,253)	(13,664,853)	—	(70,104,908)
Options written	7,785	274,420	(43,503,268)	335,906,217	1,635,156	—	294,320,310
Swaps	—	(28,240,231)	(30,061,253)	—	31,749,573	(522,536)	(27,074,447)

	$(321,733)	$(27,827,160)	$101,872,779	$252,524,997	$256,608,600	$(522,536)	$582,334,947

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$(587,235)	$—	$1,476,506	$—	$(62,063,384)	$—	$(61,174,113)
Forward foreign currency exchange contracts	—	—	—	179,500,771	—	—	179,500,771
Options purchased(b)	3,510,488	13,897	(16,704,116)	(31,594,132)	4,955,063	—	(39,818,800)
Options written	(1,269,520)	32,047	8,457,138	13,220,951	(42,190,613)	—	(21,749,997)
Swaps	—	27,119,938	(1,743,252)	(1,882,487)	(12,646,419)	780,599	11,628,379

	$1,653,733	$27,165,882	$(8,513,724)	$159,245,103	$(111,945,353)	$780,599	$68,386,240

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,683,267,544
Average notional value of contracts — short	9,433,473,858
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	14,114,159,444
Average amounts sold — in USD	6,014,893,935
Options:
Average value of option contracts purchased	192,132,665
Average value of option contracts written	119,238,046
Average notional value of swaption contracts purchased	11,469,858,719
Average notional value of swaption contracts written	28,983,467,746
Credit default swaps:
Average notional value — buy protection	3,923,172,023
Average notional value — sell protection	995,280,476

116	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Interest Rate swaps:
Average notional value — pays fixed rate	$19,161,613,077
Average notional value — receives fixed rate	14,348,098,725
Inflation swaps:
Average notional value — receives fixed rate	57,597,094
Total return swaps:
Average notional value	765,597,416

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$6,799,229	$—
Forward foreign currency exchange contracts	279,052,913	137,988,557
Options(a)	320,762,624	285,060,302
Swaps — Centrally cleared	—	7,276,791
Swaps — OTC(b)	65,551,230	61,682,722

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$672,165,996	$492,008,372
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(47,259,033)	(24,295,651)

Total derivative assets and liabilities subject to an MNA	$624,906,963	$467,712,721

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
ANZ Banking Group Ltd.	$71,426	$(71,426)	$—	$—	$—
Bank of America NA	35,577,042	(26,487,078)	—	—	9,089,964
Barclays Bank plc	35,559,590	(35,559,590)	—	—	—
BNP Paribas SA	89,151,758	(77,867,533)	—	(11,284,225)	—
Citibank NA	59,204,818	(29,028,092)	—	(13,140,000)	17,036,726
Citigroup Global Markets, Inc.	94,511		—	—	94,511
Credit Suisse International	3,834,207	(3,834,207)	—	—	—
Deutsche Bank AG	63,518,288	(51,245,006)	—	—	12,273,282
Goldman Sachs International	72,646,369	(72,646,369)	—	—	—
HSBC Bank plc	42,318,255	(18,543,778)	—	(19,400,000)	4,374,477
JP Morgan Chase Bank NA	100,412,973	(72,419,403)	—	(27,993,570)	—
JP Morgan Securities LLC	607,587	(607,587)	—	—	—
Merrill Lynch International	1,727,232	(1,727,232)	—	—	—
Morgan Stanley & Co. International plc	46,706,863	(22,433,459)	—	(14,750,000)	9,523,404
National Australia Bank Ltd.	2,929,091		—	—	2,929,091
Nomura International plc	21,666,856	(1,735,311)	—	(9,280,000)	10,651,545
Royal Bank of Canada	3,460,838	(3,460,838)	—	—	—
Royal Bank of Scotland	3,421,924	(3,421,924)	—	—	—
Standard Chartered Bank	1,192,418	(1,192,418)	—	—	—
State Street Bank and Trust Co.	584,547	(9,534)	—	—	575,013
Toronto Dominion Bank	18,235,833		—	—	18,235,833
UBS AG	21,932,477	(15,420,271)	(3,860,856)	(737,000)	1,914,350
Westpac Banking Corp.	52,060	(52,060)	—	—	—

	$624,906,963	$(437,763,116)	$(3,860,856)	$(96,584,795)	$86,698,196

CONSOLIDATED SCHEDULES OF INVESTMENTS	117

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
ANZ Banking Group Ltd.	$265,214	$(71,426)	$—	$—	$193,788
Bank of America NA	26,487,078	(26,487,078)	—	—	—
Barclays Bank plc	38,045,513	(35,559,590)	—	(2,485,923)	—
BNP Paribas SA	77,867,533	(77,867,533)	—	—	—
Citibank NA	29,028,092	(29,028,092)	—	—	—
Credit Suisse International	7,957,952	(3,834,207)	—	(4,123,745)	—
Deutsche Bank AG	51,245,006	(51,245,006)	—	—	—
Goldman Sachs & Co.	3,142,815	—	—	—	3,142,815
Goldman Sachs International	78,763,145	(72,646,369)	—	(6,116,776)	—
HSBC Bank plc	18,543,778	(18,543,778)	—	—	—
JP Morgan Chase Bank NA	72,419,403	(72,419,403)	—	—	—
JP Morgan Securities LLC	901,981	(607,587)	—	(294,394)	—
Merrill Lynch International	6,455,486	(1,727,232)	—	(4,728,254)	—
Morgan Stanley & Co. International plc	22,433,459	(22,433,459)	—	—	—
Nomura International plc	1,735,311	(1,735,311)	—	—	—
Northern Trust Co.	13,237	—	—	—	13,237
Royal Bank of Canada	4,781,256	(3,460,838)	—	—	1,320,418
Royal Bank of Scotland	8,893,773	(3,421,924)	—	—	5,471,849
Standard Chartered Bank	3,164,510	(1,192,418)	—	—	1,972,092
State Street Bank and Trust Co.	9,534	(9,534)	—	—	—
UBS AG	15,420,271	(15,420,271)	—	—	—
Westpac Banking Corp.	138,374	(52,060)	—	—	86,314

	$467,712,721	$(437,763,116)	$—	$(17,749,092)	$12,200,513

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities(a)	$—	$4,353,621,104	$331,973,300	$4,685,594,404
Common Stocks:
Canada	137,384	—	—	137,384
France	—	5,207,179	—	5,207,179
Germany	—	962,163	—	962,163
Greece	—	4,296,204	—	4,296,204
Indonesia	—	2,580,591	—	2,580,591
Italy	—	29,258,312	—	29,258,312
Netherlands	28,099,727	9,798,606	—	37,898,333
United States	401,640,818	—	—	401,640,818
Corporate Bonds:
Argentina	—	127,311,533	—	127,311,533
Australia	—	43,125,963	—	43,125,963
Austria	—	58,554,801	—	58,554,801
Bahrain	—	3,156,390	—	3,156,390
Belgium	—	47,403,594	—	47,403,594
Brazil	—	121,970,532	—	121,970,532
Bulgaria	—	795,974	—	795,974

118	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Canada	$—	$144,948,877	$—	$144,948,877
Cayman Islands	—	16,198,765	—	16,198,765
China	—	654,445,072	315,300	654,760,372
Colombia	—	38,927,897	—	38,927,897
Czech Republic	—	2,124,065	—	2,124,065
Denmark	—	21,446,568	—	21,446,568
Dominican Republic	—	5,200,000	—	5,200,000
Finland	—	5,742,058	—	5,742,058
France	—	125,396,860	—	125,396,860
Germany	—	257,490,410	—	257,490,410
Ghana	—	3,851,500	—	3,851,500
Greece	—	9,260,938	—	9,260,938
Guatemala	—	4,793,750	—	4,793,750
Guernsey	—	2,181,576	—	2,181,576
Honduras	—	4,522,663	—	4,522,663
Hong Kong	—	67,863,439	—	67,863,439
India	—	70,248,606	—	70,248,606
Indonesia	—	53,386,472	187,331	53,573,803
Ireland	—	109,425,413	—	109,425,413
Israel	—	8,832,916	—	8,832,916
Italy	—	222,273,531	—	222,273,531
Jamaica	—	14,100,000	—	14,100,000
Japan	—	200,005,498	—	200,005,498
Jersey	—	6,549,550	—	6,549,550
Luxembourg	—	97,004,027	—	97,004,027
Malaysia	—	57,673,738	—	57,673,738
Mexico	—	82,971,066	—	82,971,066
Mongolia	—	1,437,546	—	1,437,546
Netherlands	—	172,033,061	—	172,033,061
Norway	—	4,848,089	—	4,848,089
Peru	—	15,875,012	—	15,875,012
Philippines	—	21,581,509	—	21,581,509
Portugal	—	13,578,303	—	13,578,303
Singapore	—	34,488,789	—	34,488,789
South Africa	—	651,706	—	651,706
South Korea	—	67,673,146	—	67,673,146
Spain	—	210,052,393	—	210,052,393
Sweden	—	30,177,091	—	30,177,091
Switzerland	—	88,611,620	—	88,611,620
Taiwan	—	26,150,638	—	26,150,638
Thailand	—	18,123,318	—	18,123,318
Turkey	—	14,583,589	—	14,583,589
United Arab Emirates	—	9,805,000	—	9,805,000
United Kingdom	—	526,539,682	—	526,539,682
United States	—	3,742,019,630	740,043,698	4,482,063,328
Vietnam	—	8,220,000	7,790,000	16,010,000
Zambia	—	3,860,000	—	3,860,000
Floating Rate Loan Interests:
Argentina	—	—	7,500,000	7,500,000
Brazil	—	6,750,000	—	6,750,000
Canada	—	14,425,536	—	14,425,536
Denmark	—	15,138,786	—	15,138,786
France	—	23,931,298	—	23,931,298
Germany	—	23,114,024	—	23,114,024
Indonesia	—	—	12,003,750	12,003,750
Ireland	—	4,373,260	—	4,373,260
Luxembourg	—	42,724,556	—	42,724,556
Netherlands	—	77,864,152	—	77,864,152
Norway	—	2,890,305	—	2,890,305
Poland	—	2,859,037	—	2,859,037
Spain	—	4,603,619	—	4,603,619
Sweden	—	6,272,149	—	6,272,149
Switzerland	—	6,602,688	—	6,602,688
United Kingdom	—	40,772,453	—	40,772,453
United States	—	686,178,143	344,464,244	1,030,642,387

CONSOLIDATED SCHEDULES OF INVESTMENTS	119

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Foreign Agency Obligations(a)	$—	$325,861,109	$—	$325,861,109
Foreign Government Obligations(a)	—	2,760,063,112	—	2,760,063,112
Investment Companies	339,443,838	—	—	339,443,838
Municipal Bonds	—	1,932,333,233	—	1,932,333,233
Non-Agency Mortgage-Backed Securities(a)	—	2,278,468,387	209,467,519	2,487,935,906
Preferred Securities:
Cayman Islands	—	4,231,400	—	4,231,400
Luxembourg	—	—	858,155	858,155
United Kingdom	—	25,730,346	—	25,730,346
United States	3,137,472	99,246,753	—	102,384,225
U.S. Government Sponsored Agency Securities	—	20,343,899,156	2,983,486	20,346,882,642
U.S. Treasury Obligations	—	14,964,330,555	—	14,964,330,555
Warrants	—	—	128,031	128,031
Short-Term Securities:
Borrowed Bond Agreements	—	1,884,690,416	—	1,884,690,416
Certificates of Deposit	—	515,766,470	—	515,766,470
Commercial Paper	—	233,610,689	—	233,610,689
Foreign Government Obligations(a)	—	2,438,881,246	—	2,438,881,246
Money Market Funds	257,252,986	—	—	257,252,986
U.S. Treasury Obligations	—	2,999,585	—	2,999,585
Options Purchased:
Commodity contracts	5,800,000	—	—	5,800,000
Credit contracts	—	445,846	—	445,846
Equity contracts	23,904,558	10,609,703	—	34,514,261
Foreign currency exchange contracts	1,903,031	146,574,225	—	148,477,256
Interest rate contracts	10,755,243	120,770,018	—	131,525,261
Liabilities:
Borrowed Bonds(a)	—	(1,871,827,800)	—	(1,871,827,800)
TBA Sale Commitments(a)	—	(15,532,916,156)	—	(15,532,916,156)
Unfunded floating rate loan interests(b)	—	(102,092)	—	(102,092)
Investment Sold Short
Corporate Bonds(a)	—	(4,851,040)	—	(4,851,040)
Foreign Agency Obligations(a)	—	(1,528,000)	—	(1,528,000)
U.S. Treasury Obligations	—	(143,380,073)	—	(143,380,073)

	$1,072,075,057	$43,597,625,417	$1,657,714,814	$46,327,415,288

Derivative Financial Instruments(c)
Assets:
Commodity contracts	$2,348,934	$—	$—	$2,348,934
Credit contracts	—	25,565,930	—	25,565,930
Equity contracts	618,492	2,400,339	—	3,018,831
Foreign currency exchange contracts	—	279,052,913	—	279,052,913
Interest rate contracts	14,476,480	119,381,955	—	133,858,435
Other contracts	—	93,169	—	93,169
Liabilities:
Commodity contracts	(4,792,062)	—	—	(4,792,062)
Credit contracts	—	(20,817,536)	—	(20,817,536)
Equity contracts	(6,944,077)	(10,240,378)	—	(17,184,455)
Foreign currency exchange contracts	(2,014,513)	(247,942,929)	—	(249,957,442)
Interest rate contracts	(39,095,529)	(292,580,524)	—	(331,676,053)

	$(35,402,275)	$(145,087,061)	$—	$(180,489,336)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $10,205,464,629 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2018, there were no transfers between Level 1 and Level 2.

120	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Income Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Options Purchased	Warrants	Total
Assets:
Opening Balance, as of December 31, 2017	$301,705,512	$1,172,762	$10,257,860	$295,938,252	$222,383,753	$315,114	$2,372,827	$28	$—	$834,146,108
Transfers into Level 3	10,729,932	—	482,222	30,332,223	19,377,764	—	770,871	—	—	61,693,012
Transfers out of Level 3	(159,668,311)	—	(7,136,421)	(36,840,073)	(53,029,411)	—	—	—	—	(256,674,216)
Other(a)	—	(1,172,762)	9,208,221		(9,350,000)	1,172,762	—	—	141,779	—
Accrued discounts/premiums	4,854	—	—	987	6,702	—	—	—	—	12,543
Net realized gain (loss)	(3,008,633)	—	643,046	1,217,557	2,775,965	—	1,239	(22)	—	1,629,152
Net change in unrealized appreciation (depreciation)(b)(c)	2,404,875	—	(599,200)	634,276	(3,547,840)	(629,721)	(160,212)	—	(13,748)	(1,911,570)
Purchases	240,751,716	—	739,000,000	260,058,131	48,220,650	—	—	—	—	1,288,030,497
Sales	(60,946,645)	—	(3,519,399)	(187,373,359)	(17,370,064)	—	(1,239)	(6)	—	(269,210,712)

Closing Balance, as of June 30, 2018	331,973,300	—	748,336,329	363,967,994	209,467,519	858,155	2,983,486	—	128,031	1,657,714,814

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(c)	$(1,189,415)	$—	$(189,591)	$421,667	$(3,246,923)	$(629,721)	$(160,212)	$—	$(13,748)	$(5,007,943)

(a)	Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Non-Agency Mortgage-Backed Securities, Preferred Securities and Warrants.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	121

Statements of Assets and Liabilities  (unaudited)

June 30, 2018

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

ASSETS
Investments at value — unaffiliated(b)	$124,334,061	$63,410,874,979
Investments at value — affiliated(c)	—	471,145,470
Cash	29,134	—
Cash pledged:
Collateral — reverse repurchase agreements	—	490,000
Collateral — OTC derivatives	50,000	56,220,000
Futures contracts	675,000	48,289,170
Centrally cleared swaps	1,425,000	186,673,080
Foreign currency at value(d)	76,303	403,582,106
Receivables:
Investments sold	335,709	9,048,224,908
Swaps	—	72,248
TBA sale commitments	—	15,475,291,670
Capital shares sold	91,852	154,287,989
Dividends — affiliated	—	302,875
Dividends — unaffiliated	—	127,474
Interest — unaffiliated	2,432,347	287,069,997
From custodian	—	12,974,767
From the Manager	36,721	685
Variation margin on futures contracts	—	6,799,229
Swap premiums paid	661,022	32,572,709
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,547,681	279,052,913
OTC swaps	716,820	32,978,521
Prepaid expenses	37,505	991,710

Total assets	132,449,155	89,908,022,500

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$130,717,838	$63,949,927,069
(c) Investments at cost — affiliated	$—	$484,957,734
(d) Foreign currency at cost	$69,886	$407,476,177

See notes to financial statements.

122	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

LIABILITIES
Investments sold short, at value(e)	$—	$149,759,113
Bank overdraft	—	69,473,398
Cash received:
Collateral — reverse repurchase agreements	—	14,390,991
Collateral — OTC derivatives	800,000	120,097,000
Collateral — TBA commitments	—	15,674,000
Borrowed bonds at value(f)	—	1,871,827,800
Options written at value(g)	—	285,060,302
TBA sale commitments at value(h)	—	15,532,916,156
Reverse repurchase agreements at value	—	10,205,464,629
Payables:
Investments purchased	1,143,463	25,613,034,259
Administration fees	8,207	1,222,274
Board realignment and consolidation	25,761	802,260
Capital shares redeemed	111,239	100,640,546
Custodian fees	25,827	1,481,870
Income dividend distributions	224,176	14,699,736
Interest expense — unaffiliated	—	13,974,373
Investment advisory fees	23,980	13,575,725
Trustees’ and Officer’s fees	1,437	106,337
Other affiliates	623	61,032
Professional fees	63,155	355,813
Service and distribution fees	5,627	988,076
To custodian	—	44,793,933
Transfer agent fees	30,307	8,752,185
Other accrued expenses	78,989	802,878
Variation margin on futures contracts	5	—
Variation margin on centrally cleared swaps	55,743	7,276,791
Swap premiums received	494,210	25,182,833
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,097,233	137,988,557
OTC swaps	4,023	36,499,889
Unfunded floating rate loan interests	—	102,092

Total liabilities	4,194,005	54,287,004,848

NET ASSETS	$128,255,150	$35,621,017,652

NET ASSETS CONSIST OF
Paid-in capital	$150,121,843	$36,802,151,122
Distributions in excess of net investment income	(324,056)	(258,709,633)
Accumulated net realized loss	(16,741,854)	(427,711,977)
Net unrealized appreciation (depreciation)	(4,800,783)	(494,711,860)

NET ASSETS	$128,255,150	$35,621,017,652

(e) Proceeds received from investments sold short at value — unaffiliated	$—	$149,952,882
(f) Proceeds received from borrowed bonds	$—	$1,875,686,767
(g) Premiums received	$—	$298,123,868
(h) Proceeds from TBA sale commitments	$—	$15,475,291,670

See notes to financial statements.

FINANCIAL STATEMENTS	123

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

NET ASSET VALUE

Institutional
Net assets	$43,182,971	$25,663,005,817

Share outstanding(i)	5,008,558	2,629,982,060

Net asset value	$8.62	$9.76

Investor A
Net assets	$12,824,186	$2,216,203,893

Share outstanding(i)	1,489,963	227,150,117

Net asset value	$8.61	$9.76

Investor C
Net assets	$3,345,020	$594,211,164

Share outstanding(i)	388,489	60,954,559

Net asset value	$8.61	$9.75

Class K
Net assets	$68,902,973	$7,147,596,778

Share outstanding(i)	7,997,665	731,993,799

Net asset value	$8.62	$9.76

(i) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

124	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

June 30, 2018

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio (a)

INVESTMENT INCOME
Interest — unaffiliated	$4,287,125		$715,749,868
Dividend — affiliated	—		4,889,547
Dividend — unaffiliated	—		8,948,903
Foreign taxes withheld	(34,213)		(3,879,299)

Total investment income	4,252,912		725,709,019

EXPENSES
Investment advisory	411,046		76,978,677
Professional	56,888		369,544
Service and distribution — class specific	36,684		5,963,419
Printing	35,373		144,575
Registration	33,938		759,678
Custodian	32,424		1,226,154
Accounting services	29,436		887,460
Administration	29,116		5,328,544
Transfer agent — class specific	26,475		13,376,180
Administration — class specific	13,700		3,382,317
Trustees and Officer	8,393		197,471
Board realignment and consolidation	25,761		802,260
Recoupment of past waived fees — class specific	—		3,929
Miscellaneous	21,766		533,516

Total expenses excluding interest expense	761,000		109,953,724
Interest expense	—		66,642,173

Total expenses	761,000		176,595,897
Less:
Fees waived and/or reimbursed by the Manager	(218,197)		(832,495)
Administration fees waived — class specific	(13,318)		(171,465)
Transfer agent fees waived and/or reimbursed — class specific	(10,761)		(1,252)

Total expenses after fees waived and/or reimbursed	518,724		175,590,685

Net investment income	3,734,188		550,118,334

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—		(5,218,797)
Investments — unaffiliated	(1,279,143	)(b)	(326,957,863	)(c)
Borrowed bonds	—		1,826,559
Forward foreign currency exchange contracts	(4,580,140)		96,429,033
Foreign currency transactions	208,748		(206,380,980)
Futures contracts	947,562		288,764,959
Options written	—		294,320,310
Payment by affiliate	—		55,824	(d)
Short sales — unaffiliated	—		39,260,149
Swaps	(28,009)		(27,074,447)

	(4,730,982)		155,024,747

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—		(31,030,699)
Investments — unaffiliated	(10,401,809)		(971,058,149	)(e)
Borrowed bonds	—		25,281,270
Forward foreign currency exchange contracts	33,141		179,500,771
Foreign currency transactions	(8,960)		(7,289,049)
Futures contracts	382,237		(61,174,113)
Options written	—		(21,749,997)
Short sales — unaffiliated	—		341,294
Swaps	1,368,760		11,628,379
Unfunded floating rate loan interests	—		(133,771)

	(8,626,631)		(875,684,064)

Net realized and unrealized loss	(13,357,613)		(720,659,317)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,623,425)		$(170,540,983)

(a)	Consolidated Statement of Operations.
(b)	Net of $491 foreign capital gain tax.
(c)	Net of $97,289 foreign capital gain tax.
(d)	Includes payments by an affiliate to compensate for trade operating errors.
(e)	Net of $98,679 foreign capital gain tax.

See notes to financial statements.

FINANCIAL STATEMENTS	125

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio(a)
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,734,188	$7,359,215	$550,118,334	$1,000,632,285
Net realized gain (loss)	(4,730,982)	(4,226,550)	155,024,747	(175,748,944)
Net change in unrealized appreciation (depreciation)	(8,626,631)	1,870,202	(875,684,064)	537,211,448

Net increase (decrease) in net assets resulting from operations	(9,623,425)	5,002,867	(170,540,983)	1,362,094,789

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(995,553)	(2,394,591)	(408,866,122)	(666,414,835)
Investor A	(299,193)	(878,781)	(34,423,284)	(75,452,900)
Investor C	(61,752)	(214,406)	(7,161,407)	(16,313,859)
Class K	(1,598,887)	(3,707,537)	(105,200,840)	(147,882,739)
From return of capital:
Institutional	—	—	—	(68,474,102)
Investor A	—	—	—	(7,752,783)
Investor C	—	—	—	(1,676,249)
Class K	—	—	—	(15,194,946)

Decrease in net assets resulting from distributions to shareholders	(2,955,385)	(7,195,315)	(555,651,653)	(999,162,413)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,549,618	84,088,859	4,619,335,520	4,466,261,564

NET ASSETS
Total increase (decrease) in net assets	(9,029,192)	81,896,411	3,893,142,884	4,829,193,940
Beginning of period	137,284,342	55,387,931	31,727,874,768	26,898,680,828

End of period	$128,255,150	$137,284,342	$35,621,017,652	$31,727,874,768

Distributions in excess of net investment income, end of period	$(324,056)	$(1,102,859)	$(258,709,633)	$(253,176,314)

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

126	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
	Institutional
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.45		$9.51	$8.79	$8.73	$9.14	$10.54

Net investment income(a)	0.25		0.63	0.58	0.43	0.51	0.45
Net realized and unrealized gain (loss)	(0.88)		(0.10)	0.56	(0.10)	(0.50)	(1.41)

Net increase (decrease) from investment operations	(0.63)		0.53	1.14	0.33	0.01	(0.96)

Distributions(b)
From net investment income	(0.20)		(0.59)	(0.42)	(0.27)	—	(0.07)
From net realized gain	—		—	—	—	—	(0.00	)(c)
From return of capital	—		—	—	—	(0.42)	(0.37)

Total distributions	(0.20)		(0.59)	(0.42)	(0.27)	(0.42)	(0.44)

Net asset value, end of period	$8.62		$9.45	$9.51	$8.79	$8.73	$9.14

Total Return(d)
Based on net asset value	(6.79	)%(e)	5.66%	13.27%	3.80%	0.09%	(9.30)%

Ratios to Average Net Assets(f)
Total expenses(g)	1.05	%(h)(i)	1.13%	1.48%	1.50%	1.30%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73	%(h)	0.78%	0.91%	0.97%	0.98%	0.92%

Net investment income	5.51	%(h)	6.68%	6.34%	4.86%	5.79%	4.55%

Supplemental Data
Net assets, end of period (000)	$43,183		$43,693	$24,097	$19,339	$24,177	$64,636

Portfolio turnover rate	73%		187%	276%	421%	449%	214%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	0.00%	0.01%	0.02%	0.01%	0.02%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Expense ratios	N/A	1.13%	1.48%	1.48%	1.29%	1.07%

(h)	Annualized.
(i)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.07%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	127

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (continued)
	Investor A
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.43		$9.50	$8.78	$8.72	$9.13	$10.53

Net investment income(a)	0.24		0.61	0.55	0.40	0.48	0.40
Net realized and unrealized gain (loss)	(0.87)		(0.12)	0.56	(0.10)	(0.49)	(1.39)

Net increase (decrease) from investment operations	(0.63)		0.49	1.11	0.30	(0.01)	(0.99)

Distributions(b)
From net investment income	(0.19)		(0.56)	(0.39)	(0.24)	—	(0.08)
From net realized gain	—		—	—	—	—	(0.00	)(c)
From return of capital	—		—	—	—	(0.40)	(0.33)

Total distributions	(0.19)		(0.56)	(0.39)	(0.24)	(0.40)	(0.41)

Net asset value, end of period	$8.61		$9.43	$9.50	$8.78	$8.72	$9.13

Total Return(d)
Based on net asset value	(6.81	)%(e)	5.29%	12.96%	3.51%	(0.14)%	(9.59)%

Ratios to Average Net Assets(f)
Total expenses(g)	1.39	%(h)(i)	1.45%	1.79%	1.81%	1.65%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.98	%(h)	1.03%	1.20%	1.25%	1.25%	1.25%

Net investment income	5.23	%(h)	6.48%	6.05%	4.60%	5.42%	4.00%

Supplemental Data
Net assets, end of period (000)	$12,824		$14,756	$15,293	$14,110	$12,063	$19,582

Portfolio turnover rate	73%		187%	276%	421%	449%	214%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	0.00%	0.01%	0.02%	0.01%	0.02%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Expense ratios	N/A	1.45%	1.79%	1.81%	1.59%	1.43%

(h)	Annualized.
(i)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.41%.

See notes to financial statements.

128	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (continued)
	Investor C
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$9.44		$9.50		$8.78		$8.73		$9.14		$10.53

Net investment income(a)	0.20		0.54		0.48		0.34		0.41		0.33
Net realized and unrealized gain (loss)	(0.88)		(0.11)		0.56		(0.11)		(0.50)		(1.39)

Net increase (decrease) from investment operations	(0.68)		0.43		1.04		0.23		(0.09)		(1.06)

Distributions(b)
From net investment income	(0.15)		(0.49)		(0.32)		(0.18)		—		(0.06)
From net realized gain	—		—		—		—		—		(0.00	)(c)
From return of capital	—		—		—		—		(0.32)		(0.27)

Total distributions	(0.15)		(0.49)		(0.32)		(0.18)		(0.32)		(0.33)

Net asset value, end of period	$8.61		$9.44		$9.50		$8.78		$8.73		$9.14

Total Return(d)
Based on net asset value	(7.26	)%(e)	4.62%		12.12%		2.65%		(0.93)%		(10.19)%

Ratios to Average Net Assets(f)
Total expenses	2.25	%(g)(h)	2.30	%(i)	2.63	%(i)	2.64	%(i)	2.45	%(i)	2.23	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.73	%(g)	1.78%		1.96%		2.00%		2.00%		2.00%

Net investment income	4.45	%(g)	5.74%		5.30%		3.85%		4.63%		3.32%

Supplemental Data
Net assets, end of period (000)	$3,345		$3,823		$4,892		$6,060		$7,358		$9,600

Portfolio turnover rate	73%		187%		276%		421%		449%		214%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	0.00%	0.01%	0.02%	0.01%	0.02%

(g)	Annualized.
(h)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.26%.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (continued)
	Class K
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$9.44		$9.51		$8.79		$8.73		$9.14		$10.54

Net investment income(a)	0.25		0.64		0.58		0.44		0.50		0.43
Net realized and unrealized gain (loss)	(0.87)		(0.12)		0.56		(0.10)		(0.48)		(1.38)

Net increase (decrease) from investment operations	(0.62)		0.52		1.14		0.34		0.02		(0.95)

Distributions(b)
From net investment income	(0.20)		(0.59)		(0.42)		(0.28)		—		(0.10)
From net realized gain	—		—		—		—		—		(0.00	)(c)
From return of capital	—		—		—		—		(0.43)		(0.35)

Total distributions	(0.20)		(0.59)		(0.42)		(0.28)		(0.43)		(0.45)

Net asset value, end of period	$8.62		$9.44		$9.51		$8.79		$8.73		$9.14

Total Return(d)
Based on net asset value	(6.67	)%(e)	5.60%		13.37%		3.91%		0.20%		(9.23)%

Ratios to Average Net Assets(f)
Total expenses	1.00	%(g)(h)	1.03	%(i)	1.39	%(i)	1.37	%(i)	1.23	%(i)	0.96	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68	%(g)	0.73%		0.83%		0.85%		0.85%		0.85%

Net investment income	5.51	%(g)	6.70%		6.44%		4.99%		5.57%		4.22%

Supplemental Data
Net assets, end of period (000)	$68,903		$75,012		$11,106		$13,088		$19,803		$11,165

Portfolio turnover rate	73%		187%		276%		421%		449%		214%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	0.00%	0.01%	0.02%	0.01%	0.02%

(g)	Annualized.
(h)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

130	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio
	Institutional
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.96		$9.83	$9.77	$10.11	$10.17	$10.10

Net investment income(a)	0.16		0.35	0.26	0.21	0.24	0.27
Net realized and unrealized gain (loss)	(0.20)		0.12	0.09	(0.24)	0.15	0.07

Net increase (decrease) from investment operations	(0.04)		0.47	0.35	(0.03)	0.39	0.34

Distributions(b)
From net investment income	(0.16)		(0.31)	(0.25)	(0.29)	(0.41)	(0.25)
From net realized gain	—		—	—	(0.02)	(0.04)	(0.02)
From return of capital	—		(0.03)	(0.04)	—	—	—

Total distributions	(0.16)		(0.34)	(0.29)	(0.31)	(0.45)	(0.27)

Net asset value, end of period	$9.76		$9.96	$9.83	$9.77	$10.11	$10.17

Total Return(c)
Based on net asset value	(0.39	)%(d)(e)	4.88%	3.61%	(0.30)%	3.79%	3.38%

Ratios to Average Net Assets(f)
Total expenses(g)	1.02	%(h)	0.90%	0.74%	0.77%	0.78%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.02	%(h)	0.89%	0.73%	0.75%	0.77%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.62	%(h)	0.61%	0.60%	0.59%	0.60%	0.65%

Net investment income	3.27	%(h)	3.49%	2.66%	2.09%	2.34%	2.62%

Supplemental Data
Net assets, end of period (000)	$25,663,006		$23,089,643	$17,994,587	$24,173,415	$20,070,188	$7,294,601

Portfolio turnover rate(i)	1,124%		1,576%	1,541%	1,856%	1,396%	1,413%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.02%	0.03%	0.02%	0.03%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Expense ratios	N/A	0.90%	0.73%	0.77%	0.77%	0.88%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	764%	1,060%	1,098%	1,242%	1,067%	894%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)
	Investor A
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.96		$9.83	$9.77	$10.11	$10.17	$10.10

Net investment income(a)	0.15		0.31	0.23	0.18	0.22	0.24
Net realized and unrealized gain (loss)	(0.20)		0.14	0.09	(0.24)	0.14	0.07

Net increase (decrease) from investment operations	(0.05)		0.45	0.32	(0.06)	0.36	0.31

Distributions(b)
From net investment income	(0.15)		(0.29)	(0.22)	(0.26)	(0.38)	(0.22)
From net realized gain	—		—	—	(0.02)	(0.04)	(0.02)
From return of capital	—		(0.03)	(0.04)	—	—	—

Total distributions	(0.15)		(0.32)	(0.26)	(0.28)	(0.42)	(0.24)

Net asset value, end of period	$9.76		$9.96	$9.83	$9.77	$10.11	$10.17

Total Return(c)
Based on net asset value	(0.53	)%(d)(e)	4.59%	3.30%	(0.60)%	3.48%	3.12%

Ratios to Average Net Assets(f)
Total expenses(g)	1.32	%(h)	1.22%	1.07%	1.12%	1.09%	1.15%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.30	%(h)	1.16%	1.03%	1.06%	1.06%	1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.90	%(h)	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	3.02	%(h)	3.09%	2.38%	1.77%	2.10%	2.39%

Supplemental Data
Net assets, end of period (000)	$2,216,204		$2,234,189	$4,380,500	$5,632,067	$4,047,716	$3,186,806

Portfolio turnover rate(i)	1,124%		1,576%	1,541%	1,856%	1,396%	1,413%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.02%	0.03%	0.02%	0.03%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	1.10%	1.08%	1.15%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	764%	1,060%	1,098%	1,242%	1,067%	894%

See notes to financial statements.

132	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)
	Investor C
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.95		$9.82	$9.76	$10.10	$10.16	$10.09

Net investment income(a)	0.11		0.24	0.16	0.10	0.14	0.17
Net realized and unrealized gain (loss)	(0.20)		0.13	0.08	(0.24)	0.14	0.06

Net increase (decrease) from investment operations	(0.09)		0.37	0.24	(0.14)	0.28	0.23

Distributions(b)
From net investment income	(0.11)		(0.21)	(0.15)	(0.18)	(0.30)	(0.15)
From net realized gain	—		—	—	(0.02)	(0.04)	(0.01)
From return of capital	—		(0.03)	(0.03)	—	—	—

Total distributions	(0.11)		(0.24)	(0.18)	(0.20)	(0.34)	(0.16)

Net asset value, end of period	$9.75		$9.95	$9.82	$9.76	$10.10	$10.16

Total Return(c)
Based on net asset value	(0.89	)%(d)(e)	3.81%	2.53%	(1.34)%	2.70%	2.34%

Ratios to Average Net Assets(f)
Total expenses(g)	2.04	%(h)	1.93%	1.79%	1.83%	1.83%	1.93%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.04	%(h)	1.91%	1.78%	1.81%	1.81%	1.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.65	%(h)	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment income	2.27	%(h)	2.41%	1.63%	1.03%	1.33%	1.73%

Supplemental Data
Net assets, end of period (000)	$594,211		$655,874	$872,501	$1,119,341	$1,085,448	$797,540

Portfolio turnover rate(i)	1,124%		1,576%	1,541%	1,856%	1,396%	1,413%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effect of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.02%	0.03%	0.02%	0.03%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Expense ratios	2.04%	1.92%	1.78%	1.81%	1.83%	1.93%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	764%	1,060%	1,098%	1,242%	1,067%	894%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	133

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)
	Class K
	Six Months Ended 06/30/2018 (unaudited)		Year Ended 12/31/2017	Period 03/28/2016 (a) to 12/31/2016
Net asset value, beginning of period	$9.97		$9.84	$9.65

Net investment income(b)	0.16		0.36	0.22
Net realized and unrealized gain (loss)	(0.20)		0.12	0.21

Net increase (decrease) from investment operations	(0.04)		0.48	0.43

Distributions(c)
From net investment income	(0.17)		(0.32)	(0.20)
From return of capital	—		(0.03)	(0.04)

Total distributions	(0.17)		(0.35)	(0.24)

Net asset value, end of period	$9.76		$9.97	$9.84

Total Return(d)
Based on net asset value	(0.44	)%(e)(f)	4.97%	4.47	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.93	%(h)	0.82%	0.69	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93	%(h)	0.81%	0.68	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.53	%(h)	0.53%	0.53	%(h)

Net investment income	3.35	%(h)	3.58%	2.93	%(h)

Supplemental Data
Net assets, end of period (000)	$7,147,597		$5,748,169	$3,651,094

Portfolio turnover rate(i)	1,124%		1,576%	1,541%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017	Period 03/28/2016 (a) to 12/31/2016
Investments in underlying funds	0.01%	0.01%	0.02%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017	Period 03/28/2016 (a) to 12/31/2016
Portfolio turnover rate (excluding MDRs)	764%	1,060%	1,098%

See notes to financial statements.

134	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary” or “Cayman Strategic Income Portfolio”), which is a wholly-owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of Strategic Income Opportunities include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities, except that the Subsidiary may invest without limitation in commodity related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Cayman Strategic Income Portfolio
Statement of Assets and Liabilities
Total assets	$23,190,683
Total liabilities	1,860,000
Net assets	$21,330,683
Statement of Operations
Income	$6,424
Expenses	3,012
Net investment income	$3,412
Net realized gain (loss) from:
Investments — unaffiliated	$(619,022)
Futures contracts	(321,576)
Options written	(119,255)
(1,059,853)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,295,830
Futures contracts	(814,811)
Options written	(1,269,520)
1,211,499
Net increase in net assets resulting from operations	$155,058
Statement of Changes in Net Assets
Net investment income	$3,412
Net realized loss	(1,059,853)
Net change in unrealized appreciation (depreciation)	1,211,499
Net increase in net assets resulting from operations	$155,058
Net increase in net assets derived from capital share transactions	942,745
Net increase in net assets	$1,097,803

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements  (unaudited) (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non- taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Strategic Income Opportunities’ ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved

136	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations pro- vided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange- traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Service
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non- transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

138	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mort- gage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements  (unaudited) (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate interests, a Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Strategic Income Opportunities had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Nidda Healthcare Holding	$187,084	$221,517	$213,675	$(7,842)
Nidda Healthcare Holding	537,342	619,959	613,716	(6,243)
EG Group Ltd.	1,009,174	1,251,295	1,163,287	(88,007)

				$(102,092)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

140	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended June 30, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $8,981,456,776 and 1.50%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Strategic Income Opportunities open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged (c)	Net Exposure Due (to) / from Counterparty (d)
Amherst Pierpont Securities LLC	$99,500,000	$(174,499,305)	$(99,628,415)	$(174,627,720)	$—	$174,520,183	$—	$174,520,183	$(107,537)
Bank of Montreal	—	(400,086,474)	—	(400,086,474)	—	400,086,474	—	400,086,474	—
Barclays Bank plc	552,884,926	(1,808,693,219)	(551,666,233)	(1,807,474,526)	—	1,807,474,526	—	1,807,474,526	—
Barclays Capital, Inc.	36,308,916	(15,888,586)	(36,282,342)	(15,862,012)	—	15,862,012	—	15,862,012	—
BNP Paribas SA	302,447,848	(2,233,837,989)	(306,864,232)	(2,238,254,373)	—	2,238,174,062	80,311	2,238,254,373	—
Citigroup Global Markets, Inc.	37,401,103	(805,794,107)	(37,743,529)	(806,136,533)	—	806,136,533	—	806,136,533	—
Credit Suisse AG NY Branch	39,950,000	—	(39,943,613)	6,387	—	—	—	—	6,387
Credit Suisse Securities (USA) LLC	1,884,188	(1,267,335)	(1,876,183)	(1,259,330)	—	1,259,330	—	1,259,330	—
Deutsche Bank AG	33,977,088	—	(34,101,196)	(124,108)	—	124,108	—	124,108	—
Deutsche Bank Securities, Inc.	198,253,750	(351,539,274)	(198,260,546)	(351,546,070)	—	351,437,491	—	351,437,491	(108,579)
HSBC Securities (USA), Inc.	—	(1,351,649,200)	—	(1,351,649,200)	—	1,351,649,199	—	1,351,649,199	—
J.P. Morgan Securities LLC	348,250,000	(1,035,077,451)	(348,699,455)	(1,035,526,906)	—	1,035,526,906	—	1,035,526,906	—
J.P. Morgan Securities plc	70,930,646	(23,173,074)	(70,043,487)	(22,285,915)	—	22,285,915	—	22,285,915	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(1,310,678,171)	—	(1,310,678,171)	—	1,310,276,596	—	1,310,276,596	(401,575)

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements  (unaudited) (continued)

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged (c)	Net Exposure Due (to) / from Counterparty (d)
Nomura International plc	$4,377,188	$—	$(4,305,331)	$71,857	$—	$—	$—	$—	$71,857
Nomura Securities International, Inc.	24,014,500	(343,300,436)	(21,735,841)	(341,021,777)	(12,050,000)	355,120,534	—	343,070,534	2,048,757	(e)
RBC Capital Markets LLC	134,510,263	—	(134,215,675)	294,588	—	—	—	—	294,588
Royal Bank of Canada	—	(150,103,500)	—	(150,103,500)	—	150,103,500	—	150,103,500	—
Wells Fargo Securities LLC	—	(199,876,508)	—	(199,876,508)	—	199,876,508	—	199,876,508	—

	$1,884,690,416	$(10,205,464,629)	$(1,885,366,078)	$(10,206,140,291)	$(12,050,000)	$10,219,913,877	$80,311	$10,207,944,188	$1,803,897

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $13,538,278 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $10,239,963,635 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
(e)	Borrowed bond agreement with a value of $2,453,125 has been purchased and is pending settlement as of June 30, 2018.

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, is limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

142	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that thet hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of a Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and- out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and a Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements  (unaudited) (continued)

swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that a Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an ISDA Master Agreement or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

144	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly- owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Flexible Dynamic Bond pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Emerging Markets Flexible Dynamic Bond’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Strategic Income Opportunities pays the Manager a monthly fee, based on the average daily net assets that are attributable to Strategic Income Opportunities, direct investments in fixed-income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
$3 Billion — $35 Billion	0.450
Greater than $35 Billion	0.430

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fee	Service Fee
Investor A	—%	0.25%
Investor C	0.75	0.25

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$18,261	$18,423	$36,684
Strategic Income Opportunities	2,840,255	3,123,164	5,963,419

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to pro- vide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is included in administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$4,611	$1,461	$367	$7,261	$13,700
Strategic Income Opportunities	2,472,855	227,205	62,459	619,798	$3,382,317

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2018, Strategic Income Opportunities paid the following amounts to affiliates of BlackRock in return for these services:

	Institutional	Investor C	Total
Strategic Income Opportunities	$722,341	$8	$722,349

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$10	$445	$229	$33	$717
Strategic Income Opportunities	25,772	9,072	4,531	2,021	41,396

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$11,607	$10,166	$4,497	$205	$26,475
Strategic Income Opportunities	11,426,263	1,586,607	353,865	9,445	13,376,180

Other Fees: For the six months ended June 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$327
Strategic Income Opportunities	25,855

For the six months ended June 30, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$—	$71	$71
Strategic Income Opportunities	16,197	24,646	40,843

146	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amount waived on Strategic Income Opportunities was $86,420.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Emerging Markets Flexible Dynamic Bond’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Strategic Income Opportunities’ assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the Manager waived $746,075 in investment advisory fees with respect to Strategic Income Opportunities pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.68%	0.93%	1.68%	0.63%
Strategic Income Opportunities	0.65	0.90	1.65	N/A

Prior to March 29, 2018, the expense limitation as a percentage of average daily net assets for Emerging Markets Flexible Dynamic Bond were as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.78%	1.03%	1.78%	0.73%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended June 30, 2018, the amounts included in fees waived by the Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$192,436

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$4,226	$1,461	$369	$7,262	$13,318
Strategic Income Opportunities	—	171,465	—	—	171,465

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$455	$6,513	$3,588	$205	$10,761
Strategic Income Opportunities	—	1,252	—	—	1,252

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amount reimbursed to Emerging Markets Flexible Dynamic Bond was $25,761.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	147

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Investor C	Total
Strategic Income Opportunities	$3,929	$3,929

On June 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2018	2019	2020
Emerging Markets Flexible Dynamic Bond
Fund Level	$284,620	$318,992	$192,436
Institutional	6,613	20,097	4,681
Investor A	6,718	16,359	7,974
Investor C	6,931	8,934	3,957
Class K	2,566	11,097	7,467
Strategic Income Opportunities
Investor A	$1,563,682	$1,445,212	$172,717
Investor C	14,332	38,443	—

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the six months ended June 30, 2018, Strategic Income Opportunities received reimbursements of $55,824 from an affiliate, which is shown as payment by affiliate in the Statements of Operations, related to operating errors.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Strategic Income Opportunities	$25,522,231	$40,033,831	$(1,325,456)

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Purchases
Non-U.S Government Securities	$83,900,248	$407,017,501,276
U.S Government Securities	13,364,637	60,557,600,119

Total Purchases	$97,264,885	$467,575,101,395

Sales
Non-U.S Government Securities	$80,373,467	$402,416,452,115
U.S Government Securities	7,468,100	55,229,204,022

Total Sales	$87,841,567	$457,645,656,137

148	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	Strategic Income Opportunities
Purchases	$146,457,895,578
Sales	146,437,751,602

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
No expiration date	$11,545,661	$500,378,525

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$131,199,468	$64,465,011,028

Gross unrealized appreciation	$3,526,041	$996,673,106
Gross unrealized depreciation	(8,820,826)	(1,515,600,902)

Net unrealized appreciation (depreciation)	$(5,294,785)	$(518,927,796)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash,

NOTES TO FINANCIAL STATEMENTS	149

Notes to Financial Statements  (unaudited) (continued)

or give up an investment opportunity, any of which could have a negative impact on performance. If the Funds needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed- income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invests a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

150	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/18		Year Ended 12/31/17
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,719,829	$15,909,824	3,719,590	$35,517,441
Shares issued in reinvestment of distributions	89,303	817,299	196,539	1,863,378
Shares redeemed	(1,424,769)	(12,941,072)	(1,825,295)	(17,331,242)

Net increase	384,363	$3,786,051	2,090,834	$20,049,577

Investor A
Shares sold	211,859	$1,972,905	496,781	$4,722,189
Shares issued in reinvestment of distributions	30,463	278,592	85,905	813,888
Shares redeemed	(316,762)	(2,826,828)	(628,440)	(5,972,233)

Net decrease	(74,440)	$(575,331)	(45,754)	$(436,156)

Investor C
Shares sold	33,177	$309,161	103,586	$989,713
Shares issued in reinvestment of distributions	5,896	53,996	20,168	191,140
Shares redeemed	(55,702)	(510,397)	(233,576)	(2,216,629)

Net decrease	(16,629)	$(147,240)	(109,822)	$(1,035,776)

Class K
Shares sold	562,189	$5,003,787	6,675,982	$64,560,871
Shares issued in reinvestment of distributions	52,833	482,351	100,706	954,114
Shares redeemed	(561,798)	(5,000,000)	(392)	(3,771)

Net increase	53,224	$486,138	6,776,296	$65,511,214

Total Net Increase	346,518	$3,549,618	8,711,554	$84,088,859

	Six Months Ended 06/30/18		Year Ended 12/31/17
Strategic Income Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	618,419,543	$6,144,150,591	1,041,401,753	$10,332,420,912
Shares issued in reinvestment of distributions	35,095,856	347,367,534	63,664,319	632,229,141
Shares redeemed	(341,929,599)	(3,384,818,117)	(616,969,149)	(6,123,833,809)

Net increase	311,585,800	$3,106,700,008)	488,096,923	$4,840,816,244

Investor A
Shares sold	42,394,567	$422,255,809	89,512,581	$887,799,689
Shares issued in reinvestment of distributions	3,355,368	33,214,714	8,057,731	79,958,277
Shares redeemed	(42,956,739)	(425,606,914)	(318,818,179)	(3,158,765,247)

Net increase (decrease)	2,793,196	$29,863,609	(221,247,867)	$(2,191,007,281)

Investor C
Shares sold	4,219,017	$41,911,541	7,027,481	$69,657,954
Shares issued in reinvestment of distributions	665,900	6,587,696	1,651,816	16,383,659
Shares redeemed	(9,848,560)	(97,566,865)	(31,594,355)	(312,979,348)

Net decrease	(4,963,643)	$(49,067,628)	(22,915,058)	$(226,937,735)

Class K
Shares sold	183,450,326	$1,811,827,507	239,390,235	$2,377,722,265
Shares issued in reinvestment of distributions	10,432,329	103,256,550	16,025,963	159,273,996
Shares redeemed	(38,657,560)	(383,244,526)	(49,773,435)	(493,605,925)

Net increase	155,225,095	$1,531,839,531	205,642,763	$2,043,390,336

Total Net Increase	464,640,448	$4,619,335,520	449,576,761	$4,466,261,564

As of June 30, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 4,072,600 Class K Shares of Emerging Markets Flexible Dynamic Bond.

NOTES TO FINANCIAL STATEMENTS	151

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Funds, pursuant to which the Funds will reorganize into a newly created series (the “New Funds”) of a newly organized Massachusetts business trust. These reorganizations with respect to the Funds (the “Reorganizations”) are expected to close in the third quarter of 2018. The Reorganizations are not subject to approval by shareholders of the Funds.

Each New Fund will have the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the corresponding Fund. Each Fund will be the performance and accounting survivor of its Reorganization, meaning that each New Fund will assume the performance and financial history of the Fund at the completion of the Reorganization. In addition, the New Funds will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Funds. The Reorganizations are intended to be tax-free meaning that the Fund’s shareholders will become shareholders of the New Funds without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganizations, shareholders of the Funds will become shareholders of the New Funds. If you are a shareholder of a Fund, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Fund shares that you own at the time of the Reorganizations.

152	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and, with respect to each Fund, BlackRock International Limited and, with respect to the Strategic Income Portfolio, BlackRock (Singapore) Limited (together, the “Sub-Advisors”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	153

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Emerging Markets Flexible Dynamic Bond Portfolio ranked in the fourth, first, and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Emerging Markets Flexible Dynamic Bond Portfolio’s underperformance during the applicable periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Emerging Markets Flexible Dynamic Bond Portfolio’s investment performance. Discussions covered topics such as performance attribution, the Emerging Markets Flexible Dynamic Bond Portfolio’s investment personnel, and the resources appropriate to support the Emerging Markets Flexible Dynamic Bond Portfolio’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Income Portfolio ranked in the second, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Strategic Income Portfolio’s underperformance during the applicable period. The Board also noted the risk profile of the Strategic Income Portfolio over the one-, three-, and five-year periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

154	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Emerging Markets Flexible Dynamic Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Emerging Markets Flexible Dynamic Bond Portfolio’s Expense Peers. The Board also noted that the Emerging Markets Flexible Dynamic Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Flexible Dynamic Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Emerging Markets Flexible Dynamic Bond Portfolio’s total expenses as a percentage of the Emerging Markets Flexible Dynamic Bond Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

The Board noted that the Strategic Income Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Strategic Income Portfolio’s Expense Peers. The Board also noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Strategic Income Portfolio’s total expenses as a percentage of the Strategic Income Portfolio’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2019, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	155

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 08, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited (a)

079912 Singapore

Custodians

JPMorgan Chase Bank, N.A. (a)

New York, NY 10179

Brown Brothers Harriman & Co. (b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	for Strategic Income Opportunities only.
(b)	for Emerging Markets Flexible Dynamic Bond only.

156	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	157

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

158	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Offshore
CNY	Chinese Yuan
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
GHS	Ghanaian Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
ZMW	Zambian Kwacha

Portfolio Abbreviations

ADR	American Depositary Receipts
BUBOR	Budapest Interbank Offered Rate
BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CDO	Collateralized Debt Obligation
CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Capital
CVA	Certification Van Aandelon (Dutch Certificate)
CWABS	Countrywide Asset-Backed Certificates
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation Bonds
JIBAR	Johannesburg Interbank Average Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28-Day
NASDAQ	National Association of Securities Dealers Automated Quotations
OTC	Over-The-Counter
PIK	Payment-in-kind
PJSC	Public Joint Stock Company
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor’s
SCA	Svenska Celluosa Aktiebolaget
SPDR	Standard & Poor’s Depositary Receipts
TBA	To-be-announced
TOPIX	Tokyo Stock Price Index
TWCPBA	Taiwan Secondary Markets Bills Rate
VRDN	Variable Rate Demand Notes
WIBOR	Warsaw Interbank Offered Rate
WTI	West Texas Intermediate

GLOSSARY OF TERMS USED IN THIS REPORT	159

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

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(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: September 4, 2018

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